UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05514

Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Explanatory Note: Due to a clerical error, net investment income per share and net asset value per share were incorrectly reported in the 2018 financial highlights for the Service Class of the Wilmington U.S. Government Money Market Fund. The amounts have been corrected in the financial highlights for the year ended April 30, 2018.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WILMINGTON FUNDS April 30, 2018 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Equity Fund Wilmington International Fund Alternatives Fund Wilmington Global Alpha Equities Fund Asset Allocation Funds Wilmington Real Asset Fund Wilmington Diversified Income Fund

Wilmington International Fund (“International Fund”), (formerly Wilmington Multi-Manager International Fund)

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

Wilmington Real Asset Fund (“Real Asset Fund”), (formerly Wilmington Multi-Manager Real Asset Fund)

Wilmington Diversified Income Fund (“Diversified Income Fund”), (formerly Wilmington Strategic Allocation Moderate Fund)

[This Page Intentionally Left Blank]

    i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2017, through April 30, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The U.S. economy has shown strength over the past year, with the second, third, and fourth quarters of 2018 exhibiting the strongest growth since 2015. Following the disappointment of Congress’s inability to pass comprehensive healthcare reform, Republicans redeemed themselves by passing the Tax Cuts and Jobs Act in December of 2017, which contributed to surging confidence from consumers and businesses alike. The Institute of Supply Management (“ISM”) Manufacturing Purchasing Managers Index (“PMI”)1 peaked at 60.8 in February 2018—the highest level since 2004. Also in February, the Conference Board’s measure of consumer confidence reached the highest levels since 2000. Yet against this euphoric backdrop, Core Personal Consumption Expenditure (“PCE”) inflation held below the Federal Reserve’s 2% target and has only recently accelerated. As a result, the “goldilocks” (not too hot, not too cold) characterization of the U.S. economy has continued to ring true, with economic data for much of the fiscal year meeting or exceeding expectations, but not coming in so strong as to force the hand of the Federal Reserve into accelerating monetary policy tightening. In our estimation, the U.S. economy will grow at a pace of approximately 3% in 2018, with 0.5–0.75% of that attributable to tax cuts.

We are increasingly aware that the U.S. is closer to the end of the business cycle than to the beginning. The U.S. economic expansion is officially the second-longest on record. The labor market is tight by multiple measures, and the Federal Reserve is in the midst of a rate-hiking campaign (although it continues to move gradually). This has led short-maturity interest rates higher and contributed to the flattening of the yield curve; at the time of writing, the yield curve is less than 45 basis points (0.45%) away from inverting. (An inverted yield curve has preceded each of the last five recessions.) We do not view a U.S. recession as imminent but consider the U.S. economy in the later stages of the economic cycle.

Moving beyond U.S. borders, the past year has marked a period of synchronized global growth. The eurozone far surpassed growth expectations in 2017, with measures of loan growth, business expansion, and consumer confidence accelerating in the second half of 2017. Japan has printed a string of eight positive quarters of GDP growth, the longest such stretch since the 1990s. Emerging markets have also benefited from robust global demand and rising oil prices, which have increased nearly 50% over the past year. Some of this momentum cooled as the calendar turned on the new year. We still see economic growth as having legs, but the pace of growth across the board has decelerated, particularly relative to elevated expectations. We are watching carefully for signs of a more sustained slowdown, which would challenge our overall view.

Bond markets

The past year has been a challenging one for bond investors. For the fiscal year through January, bonds were holding their value and even posting modest single-digit total returns. However, inflationary fears began to emerge in the first quarter of 2018, sending the yield on the 10-year U.S. Treasury above 3% by the end of April. This was the first time the 10-year yield breached 3% since the end of 2013. The upward move in the short end of the yield curve has been even more dramatic and, as mentioned above, the yield curve has flattened alongside three rate hikes from the Fed (in June, December, and March). Higher yields have weighed on the price return of bonds, particularly for short-to-intermediate maturities. The Bloomberg Barclays U.S. Treasury Bond Index2 has returned -1.07% over the period.

Investment-grade credit spreads remain tight but have increased in 2018. Spread stabilization and lower supply in coming months should support valuations. High-yield bond credit spreads to Treasuries remain quite low relative to history, despite higher volatility in 2018 and fund outflows from the asset class. Defaults are expected to remain low in the coming year.

For the 12-month period May 1, 2017 to April 30, 2018, certain Bloomberg indices performed as follows3:

Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]

-1.07%	-0.32%	0.65%	1.56%	3.26%

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

ii

Equity markets

The synchronized global growth discussed earlier acted as a rising tide lifting all equity boats for most of the year, and equity markets enjoyed extremely low levels of volatility through January. U.S. equities were propelled by a healthy consumer, low inflation, a weakening dollar, and tax cuts. As strong as U.S. equity returns were, those of developed international and emerging economies were even better, particularly in U.S. dollar terms. However, equity markets experienced several hiccups in recent months. Concerns have mounted regarding higher inflation, regulations on technology companies, and protectionism, all of which have weighed on global equities and contributed to higher volatility in 2018. Additionally, the positive tailwind for U.S. and emerging markets equities coming from a weaker dollar will fade, as the U.S. dollar has reversed this year’s weakness. The dollar is 0.4% stronger year to date through April and increased 2.7% in the last two weeks of April alone. Equity markets have been choppier of late, but valuations are not overly concerning (though they are higher than 10-year averages across a number of regions), and we continue to believe the economic fundamentals are encouraging going forward. Therefore, we maintain our preference for stocks over bonds.

For the 12-month period May 1, 2017 to April 30, 2018, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

13.27%	11.54%	14.51%	21.71%

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

Sincerely,

Christopher D. Randall
President
May 25, 2018

April 30, 2018 (unaudited) / PRESIDENT’S MESSAGE

    iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.  ISM Manufacturing PMI Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies. For each of the indicators measured (New Orders, Backlog of Orders, New Export Orders, Imports, Production, Supplier Deliveries, Inventories, Customers Inventories, Employment, and Prices), this report shows the percentage reporting each response, the net difference between the number of responses in the positive economic direction and the negative economic direction and the diffusion index. Responses are raw data and are never changed.

2.  Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3.  Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.  Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.  Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.  Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.  The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10.  MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.  MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

WILMINGTON INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, Wilmington International Fund (the “Fund”) had a total return of 17.18%* for Class A Shares and 17.29%* for Class I Shares, versus its benchmark, the Morgan Stanley Capital International - All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US Net Index)** which had a total return of 15.91%. The MSCI ACWI ex-US Net Index is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the United States.

For the fiscal year,Asian (excluding Japanese) stocks returned 24.01%. Chinese e-commerce and Korean and Taiwanese semi-conductor and mobile handset manufacturing stocks soared, particularly during the fiscal year’s first eight months. For the full fiscal year, Schroder Asian Opportunities, the Fund’s Asia ex-Japan strategy, returned 23.98%, which almost matched the return for the regional stock index. On an absolute return basis, the Schroders strategy was the Fund’s strongest performer. The Schroders portfolio management team is based mainly in Hong Kong.

The MSCI Japan index returned 19.19%. Japanese stocks showed particular strength during the fiscal year’s last four months, as a strengthening yen boosted Japanese market returns in U.S. terms. For the full fiscal year, Nikko Japan Active Value, the Fund’s Japan strategy, greatly outperformed the Japan stock index, returning 23.50%. On an absolute return basis, Nikko was the Fund’s second strongest performer, almost matching Schroders’ return. The Nikko portfolio management team is based in Tokyo.

For the fiscal year, MSCI Europe returned 13.65%. The asset-weighted combination of the Fund’s four European strategies returned 16.23%, greatly outperforming the European regional index. On an absolute basis, Berenberg European Equity Selection was the Fund’s strongest European performer, returning 19.70%. AXA Europe Small Cap returned 17.14%, while Allianz Europe Equity Growth Select returned 12.39%. The Fund added a fourth European strategy, Allianz High Dividend Europe, in late December 2017. During January-April 2018, this new strategy returned 2.69%, versus 0.73% for the MSCI Europe index. The Berenberg, AXA, and Allianz portfolio management teams are based in Hamburg, Paris, and Frankfurt, respectively.

As of the fiscal year’s end, the Fund’s European, Japanese, and Asia ex-Japan allocations were broadly aligned with those of the Fund’s benchmark index. This aims to protect the Fund’s benchmark relative performance against large swings in the euro-yen cross rate, as well as against adverse economic or political developments affecting one of the three regions. The Fund holds ETFs to obtain some market exposure to small markets where it has no sub-advisor coverage, namely Canada and Australia.

With the addition of the Allianz High Dividend Europe strategy, the Fund has become style neutral. The Fund is overweight consumer discretionary, technology, and financial stocks. It is underweight consumer staples, health care, and utilities. The Fund is all-cap by design, and so its stock holdings have lower median and weighted average market capitalizations than those for the benchmark index.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 10.70%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Morgan Stanley Capital International - All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US Net Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. The index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2018 (unaudited) / ANNUAL REPORT

WILMINGTON INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of Wilmington International Fund from April 30, 2008 to April 30, 2018, compared to the MSCI ACWI ex-US Net Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 10.70%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
	1 Year	5 Years	10 Years

Class A^	10.70%	4.88%	1.19%

Class I^	17.29%	6.22%	1.93%

MSCI ACWI ex-US Net Index[2]	15.91%	5.46%	2.26%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.55% and 1.05%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.30% and 0.92%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the MSCI ACWI ex-US Net Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2018 (unaudited)

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, the Wilmington Global Alpha Equities Fund (the “Fund”) had a total return of 5.41%* for Class A Shares and 5.63%* for Class I Shares, versus its benchmark, the HFRX Equity Hedge Fund Index**, which had a total return of 6.98%.

Performance Review

During the fiscal year that ended April 30, 2018, the Fund had strong risk-adjusted performance and met its objective of providing downside protected, hedge equity exposure.

While the Fund trailed its peers slightly, it did so with substantially less risk. The Fund volatility of returns was only 55% that of peers, yet it achieved nearly 100% of the returns, leading to a Sharpe ratio of 1.25 vs 0.82 for peers. As an illustration of the benefits of this risk orientation was performance during the episodes of volatility in early 2018 – from 1/29 to 2/8 the S&P 500 declined over 10% and the Fund’s peer group averaged a decline of 6.3% while the Fund only fell 3.4%. From 3/12 to 4/2, markets also exhibited stress with the S&P dropping another 7.3% — during this time period the Fund fell only 1.3%.

The Fund is a portfolio of long only equity strategies run by Wellington’s different portfolio management teams overseen and hedged with market financial futures contracts by Wellington’s investment strategy and risk team. During the year, a Japan focused value strategy was added to take advantage of promising market conditions in the country that are a result of recent shareholder friendly corporate reforms. Allocations were reduced in other strategies to make room for the new opportunity — no strategies were removed.

For the year, the long only equity strategies in total performed roughly in line with Global Equities as represented by the MSCI ACWI Index. The Fund was helped by stock selection, though it was hurt by country selection (due to an overweight to the US) and also sector selection, where the Fund was underweight tech. Notably, the Fund was without any exposure to FAANG stocks.

From an underlying strategy perspective two Portfolio Managers (“PMs”) outperformed significantly, two portfolio managers under-performed and the rest were roughly in-line with their benchmarks. Unsurprising in a market where growth dominated, the top performer was a manager who focused on quality growth companies. The poorest performer was a manager who focuses on dividend paying companies. The PMs faced factor headwinds as the top quartile of dividend payers underperformed the bottom quartile by 1000 basis points and experienced some selection difficulties within consumer staples.

The Fund uses equity index financial futures contracts to reduce the Fund’s net long exposure to the global equity market. The use of equity index financial futures contracts detracted from absolute performance for the period due to rising markets, but allowed the Fund to achieve its desired risk and exposure profile.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.36%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Equity Hedge Fund Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months.

Sharpe ratio refers to a risk-adjusted measure calculated using standard deviation and excess returns to determine reward per unit of risk. The higher the ratio, the greater the risk-adjusted performance.

FAANG is an acronym for the market’s five most popular and best-performing tech stocks, namely Facebook, Apple, Amazon, Netflix and Alphabet’s Google.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful.Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs. Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

April 30, 2018 (unaudited) / ANNUAL REPORT

WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Global Alpha Equities Fund from January 12, 2012 (start of performance) to April 30, 2018 compared to the HFRX Equity Hedge Fund Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.36%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
			Start of Performance
	1 Year	5 Year	(1/12/2012)

Class A^	-0.36%	0.91%	1.77%

Class I^	5.63%	2.32%	2.95%

HFRX Equity Hedge Fund Index[2]	6.98%	2.89%	3.78%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.57% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 2.32% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the HFRX Equity Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2018 (unaudited)

WILMINGTON REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, Wilmington Real Asset Fund (the “Fund”) had a total return of 7.11%* for Class A Shares and 7.31%* for Class I Shares, versus its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”)** and the Real Asset Blended Index, which had total returns of 0.27% and 3.37%, respectively.

The Blended Index is currently a mix of 50% Bloomberg Barclays U.S. TIPS Index, 35% S&P Developed Property Index***, and 15% Bloomberg Commodity Index (Total Return)****. During this period, the Fund’s relative outperformance was due to both the Fund’s tactical asset allocation as well as positive manager selection.

U.S. Inflation-Linked Bond (“ILB”) markets posted flat returns for the year. Adding to returns was a pickup in inflation, as shown by 5-year inflation expectations increasing from around 1.8% to 2.2%. At the same time, real yields fell as the U.S. economy continued on a steady growth path, and the Federal Reserve (“the Fed”) hiked rates three times with more increases expected. The Fund’s underweight position to U.S. Treasury Inflation Protected Securities (“TIPS”) contributed to returns and our allocation outperformed the index through curve positioning and trading positions.

Global real estate securities, as measured by the S&P Developed Property Index, were up mid-single digits for the year, with significant dispersion by geography. The U.S. underperformed on high valuations and interest rate increases, which decreased the attractiveness of dividend payers. Performance was stronger abroad with particular strength in certain European and Asian markets which were helped by strong fundamental performance, lower valuations as well as tailwinds from a weakening dollar. The Fund benefited from an overweight position to the sector in general, and positioning within real estate that was overweight international companies.

Commodities performance was positive following a multi-year period of price declines. Within commodities, energy and industrial metals saw double digit price increases on increased demand combined with restraint on the supply side. Precious metals and agricultural commodities were more mixed. Our Fund had an equal weight allocation but outperformed the index due primarily to exposure to commodity related equities.

The Fund uses derivatives, which include interest rate/inflation options, interest rate financial futures contracts, interest rate/inflation swap agreements, and credit default swap agreements, to enhance returns of the Fund and to hedge (or protect) against adverse movements in interest rates and movements in the bond markets. During the fiscal year, the Fund’s use of derivatives had a positive impact on the relative performance of the Fund’s exposure to inflation protected securities versus the asset class benchmark.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.20%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

***	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

****

Bloomberg Commodity Index (Total Return) is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of financial futures contracts on 20 physical commodities.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2018 (unaudited) / ANNUAL REPORT

WILMINGTON REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Real Asset Fund from April 30, 2008 to April 30, 2018 compared to the Bloomberg Barclays U.S. TIPS Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.20%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
	1 Year	5 Years	10 Years

Class A^	1.20%	-0.52%	0.82%

Class I^	7.31%	0.87%	1.65%

Bloomberg Barclays U.S. TIPS Index[2]	0.27%	-0.12%	3.14%

Real Asset Blended Index[3]	3.37%	1.73%	3.27%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.44% and 1.10%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.19% and 0.85%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays U.S. TIPS Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 50% Bloomberg Barclays World GILB Index, 35% S&P Developed Property Index and 15% Bloomberg Commodity Index (Total Return).

ANNUAL REPORT / April 30, 2018 (unaudited)

WILMINGTON DIVERSIFIED INCOME FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, Wilmington Diversified Income Fund (the “Fund”), formerly the Wilmington Strategic Allocation Moderate Fund, had a total return of 6.99%* for Class A Shares and 7.24%* for Class I Shares, versus its new benchmarks, the Russell 1000® Value Index**, the Bloomberg Barclays U.S. Aggregate Bond Index**, and the Diversified Blended Index***, which had total returns of 7.50%, -0.32% and 5.79%, respectively, and the old benchmark, the Russell 3000® Index****, which had a total return of 13.05%. The Russell 1000®Value Index**, is a more appropriate, broad-based securities market index against which to compare the Fund given its change in investment strategy. The Fund maintains the Bloomberg Barclays Capital U.S. Aggregate Bond Index as its secondary broad-based market index.

The Fund was transitioned during the fiscal year, from the process employed by the Wilmington Strategic Allocation Moderate Fund, to the new structure of the Wilmington Diversified Income Fund. The Fund was officially transitioned on August 31, 2017. The process employed by the Moderate Fund involved replicating the tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Committee and then overlaying upon the asset allocation framework, active and passive managers that were closely benchmarked against the tactical asset allocations. The portfolio managers sought to add value through the combination of tactical asset allocation and manager selection. Post the transition, the new structure of the Wilmington Diversified Income Fund represents a much more stable and simplified allocation profile, with a goal to provide a high level of income and the potential for growth of capital.

Over the past year, the Class I Shares outperformed the Diversified Blended Index. The Fund’s positioning early in the fiscal year was beneficial, as the more balanced exposure between growth and value equities that existed prior to the Fund’s repositioning provided an advantage over the value-oriented equity components of the Diversified Blended Index. The returns of growth equities have enjoyed an outsized advantage over value equities for a lengthy period, an advantage to the Fund in the early months of the fiscal year.

Following the Fund’s transition, primary contributors to performance were led by the Wilmington Enhanced Dividend Income Strategy (“EDIS”). EDIS is the largest component of the Fund, and outperformed the benchmark by a comfortable margin in the period.

Leading detractors included the iShares International Select Dividend ETF (“IDV”), which underperformed the MSCI EAFE component of the Diversified Blended Index. IDV focuses on international stocks that are high dividend payers, and has a natural underweight to Japan, a market that offers few opportunities for high yielding equities. The Japanese market had a very strong year, and IDV’s substantial underweight to that market detracted from relative performance.

With regard to the outlook, the path forward is certainly shaping up as an interesting one. The first quarter of 2018 marked the return of volatility to the U.S. equity market. The S&P 500 finished the quarter slightly down -0.8%, its worst first quarter result in eight years. February was the first negative month for the S&P 500 since October

2016, ending a streak of 15 consecutive months with a positive total return. A tight labor market and rising input prices have stoked fears of a Fed that may become more aggressive in interest rate hikes, to the detriment of equity markets. Further clouding the picture is the threat of tariffs and trade wars, unwelcome developments that threaten the synchronized global recovery that has underpinned strong equity returns.

Balancing these negatives is the positive of continued strength in corporate earnings, strength that is anticipated to continue in 2018. As an income-oriented strategy, the Diversified Income Fund will need to balance the traditional defensive benefits of dividends, with the difficulties that yield-oriented products face in a rising rate environment. We are confident that our managers have the experience to deal effectively in this environment.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.14%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations.

***

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays U.S. Aggregate Bond Index; 17.0% MSCI EAFE Index; 7.0% Bloomberg Barclays U.S. Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-U.S. Select Real Estate Securities Index; 2.5% S&P U.S. REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day U.S. T-Bill Index.

****	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2018 (unaudited) / ANNUAL REPORT

WILMINGTON DIVERSIFIED INCOME FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Diversified Income Fund from April 30, 2008 to April 30, 2018 and June 11, 2010 (start of performance) to April 30, 2018, respectively, compared to the Russell 1000® Value Index2, the Russell 3000® Index2, the Bloomberg Barclays U.S. Aggregate Bond Index2 and the Diversified Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.14%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
	1 Year	5 Years	10 Years

Class A^	1.14%	3.94%	3.20%[4]

Class I^	7.24%	5.41%	6.73%[4]

Russell 3000® Index[2]	13.05%	12.75%	9.13%

Russell 1000® Value Index[2]	7.50%	10.52%	7.30%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	-0.32%	1.47%	3.57%

Diversified Blended Index[2,3]	5.79%	5.85%	5.37%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.72% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.47% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Russell 1000® Value Index, the Russell 3000® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Diversified Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the

ANNUAL REPORT / April 30, 2018 (unaudited)

represented indices are unmanaged. The Russell 1000® Value Index is the current appropriate broad-based index used by the Fund and the Russell 3000® Index was the old index which will be no longer shown in future reports.

3

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays U.S. Aggregate Bond Index; 17.0% MSCI EAFE Index; 7.0% Bloomberg Barclays U.S. Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-U.S. Select Real Estate Securities Index; 2.5% S&P U.S. REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day U.S T-Bill Index.

4	Represents the average total return for Class A Shares and Class I Shares from April 30, 2008 to April 30, 2018 and June 11, 2010 (start of performance) to April 30, 2018, respectively.

April 30, 2018 (unaudited) / ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2018.

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,023.30	$5.22	1.04%

Class I	$1,000.00	$1,024.60	$4.57	0.91%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,019.64	$5.21	1.04%

Class I	$1,000.00	$1,020.28	$4.56	0.91%

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Actual

Class A	$1,000.00	$1,009.10	$7.47	1.50%

Class I	$1,000.00	$1,009.70	$6.23	1.25%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,017.36	$7.50	1.50%

Class I	$1,000.00	$1,018.60	$6.26	1.25%

WILMINGTON REAL ASSET FUND[3]

Actual

Class A	$1,000.00	$1,029.90	$4.83	0.96%

Class I	$1,000.00	$1,031.00	$3.58	0.71%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.03	$4.81	0.96%

Class I	$1,000.00	$1,021.27	$3.56	0.71%

ANNUAL REPORT / April 30, 2018 (unaudited)

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON DIVERSIFIED INCOME FUND

Actual

Class A	$1,000.00	$1,014.20	$3.10	0.62%

Class I	$1,000.00	$1,015.40	$1.85	0.37%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.72	$3.11	0.62%

Class I	$1,000.00	$1,022.96	$1.86	0.37%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

(3)	For Real Asset Fund, the expense ratio includes the impact of interest expense on reverse repurchase agreements.

April 30, 2018 (unaudited) / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At April 30, 2018, the Fund’s sector classifications and country allocations were as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Financials	20.1%
Information Technology	15.2%
Consumer Discretionary	13.8%
Industrials	13.4%
Materials	5.1%
Consumer Staples	4.6%
Energy	4.5%
Health Care	3.9%
Telecommunication Services	3.8%
Real Estate	2.9%
Utilities	2.6%
Investment Companies	4.4%
Warrants	1.1%
Preferred Stock	0.0%[3]
Rights	0.0%[3]
Cash Equivalents[1]	9.8%
Other Assets and Liabilities – Net[2]	(5.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	17.8%
Germany	9.3%
France	8.9%
United Kingdom	8.3%
China	6.5%
Italy	5.5%
Netherlands	5.3%
Hong Kong	4.8%
Switzerland	3.3%
South Korea	2.6%
Taiwan	2.6%
Sweden	2.2%
Spain	1.8%
Ireland	1.8%
India	1.4%
Denmark	1.3%
Finland	1.2%
Norway	1.0%
Luxembourg	1.0%
All other countries less than 1.0%	3.3%
Investment Companies	4.4%
Warrants	1.1%
Preferred Stock	0.0%[3]
Rights	0.0%[3]
Cash Equivalents[1]	9.8%
Other Assets and Liabilities – Net[2]	(5.2)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Number of Shares	Value

COMMON STOCKS – 89.9%

AUSTRALIA – 0.1%

BHP Billiton PLC	21,552	$459,544

AUSTRIA – 0.7%

Erste Group Bank AG	97,100	4,748,345

BELGIUM – 0.3%

Anheuser-Busch InBev SA/NV#	10,513	1,044,293

bpost SA	12,683	278,148

KBC Group NV	7,520	653,702

TOTAL BELGIUM		$1,976,143

Description	Number of Shares	Value

BERMUDA – 0.3%

Hiscox Ltd.	95,557	$1,954,015

BULGARIA – 0.0%**

Petrol AD*	2,384	1,766

CHINA – 6.5%

Alibaba Group Holding Ltd. ADR*	49,121	8,770,063

China Lodging Group Ltd. ADR	11,801	1,648,128

China Mobile Ltd.	275,000	2,619,786

China Pacific Insurance Group Co. Ltd.	904,400	3,990,827

China Resources Phoenix Healthcare Holdings Co. Ltd.	21,000	27,448

ANNUAL REPORT / April 30, 2018

13    PORTFOLIOS OF INVESTMENTS

        Wilmington International Fund (continued)

Description	Number of Shares	Value

CNOOC Ltd.	1,814,000	$3,068,769

Ctrip.com International Ltd. ADR*	12,161	497,385

Haitian International Holdings Ltd.	594,000	1,580,813

Hollysys Automation Technologies Ltd.	72,687	1,603,475

NetEase, Inc. ADR	5,403	1,388,949

New Oriental Education & Technology Group, Inc. ADR	27,023	2,427,746

Ping An Insurance Group Co. of China Ltd., Class H#	276,500	2,701,792

Shenzhou International Group Holdings Ltd.	229,000	2,499,818

Tencent Holdings Ltd.	205,400	10,098,065

TOTAL CHINA		$42,923,064

DENMARK – 1.3%

Coloplast A/S, Class B	18,702	1,584,315

Danske Bank A/S	27,829	968,509

DSV A/S	33,189	2,628,429

Novo Nordisk A/S, Class B	65,249	3,068,527

Sydbank A/S	764	28,244

TOTAL DENMARK		$8,278,024

FINLAND – 1.2%

DNA Oyj	74,313	1,739,171

Fortum OYJ	17,767	408,690

Kesko OYJ, Class B	3,319	194,891

Nokia OYJ	854,900	5,129,579

UPM-Kymmene OYJ	11,908	424,896

Valmet OYJ	12,634	239,492

TOTAL FINLAND		$8,136,719

FRANCE – 8.9%

Amundi SAΩ	2,603	221,371

AXA SA	41,448	1,185,355

BNP Paribas SA	27,044	2,087,776

Bouygues SA	8,284	422,526

Casino Guichard Perrachon SA	5,118	265,479

Cie de Saint-Gobain	89,300	4,672,264

Cie Generale des Etablissements Michelin	36,629	5,150,870

CNP Assurances	16,606	425,341

Credit Agricole SA	27,353	450,431

Dassault Systemes SA	8,472	1,097,885

Edenred	79,748	2,747,353

Electricite de France SA	4,816	67,586

Elior Group SAΩ	63,165	1,289,766

Engie SA	54,556	956,992

ID Logistics Group*	7,864	1,402,746

Ingenico SA	12,470	1,090,788

Legrand SA	9,973	776,027

L’Oreal SA	5,514	1,327,713

LVMH Moet Hennessy Louis Vuitton SA	14,953	5,203,818

Description	Number of Shares	Value

Natixis SA	69,393	$569,920

Orange SA	70,576	1,283,044

Renault SA	46,314	5,019,577

Safran SA	44,600	5,231,134

Sanofi	15,335	1,212,419

Sartorius Stedim Biotech	22,113	2,061,333

SCOR SE	49,339	2,000,848

Societe BIC SA	296	30,200

Societe Generale SA	22,873	1,251,810

SPIE SA	46,043	1,041,813

TOTAL SA	48,923	3,074,892

Veolia Environnement SA	202,000	4,779,035

Vinci SA	2,443	244,260

TOTAL FRANCE		$58,642,372

GERMANY – 9.3%

Aareal Bank AG	4,886	244,393

adidas AG	18,600	4,571,306

AIXTRON SE*	70,069	994,538

AURELIUS Equity Opportunities SE & Co. KGaA#	26,346	1,991,064

BASF SE	10,478	1,090,166

Bayerische Motoren Werke AG	12,028	1,337,294

Continental AG	16,900	4,501,053

Covestro AG Ω	1,799	163,466

Daimler AG	24,155	1,899,018

Deutsche Lufthansa AG	11,193	325,327

Deutsche Post AG	6,287	272,883

Deutsche Telekom AG	292,536	5,120,432

Deutsche Wohnen SE	101,400	4,785,527

Fielmann AG	17,727	1,455,722

Freenet AG	4,352	138,149

Fresenius SE & Co. KGaA	23,483	1,788,329

Hannover Rueck SE	3,050	428,359

HeidelbergCement AG	754	73,731

HUGO BOSS AG	20,381	1,910,630

Infineon Technologies AG	133,923	3,429,189

Jenoptik AG	73,400	2,662,830

LANXESS AG	24,887	1,843,486

METRO AG	20,350	294,405

Muenchener Rueckversicherungs AG	3,556	813,834

SAP SE	41,107	4,567,214

Scout24 AGΩ	10,943	565,514

Siemens AG	8,581	1,089,742

Sixt SE	28,478	3,351,000

TAG Immobilien AG	4,745	100,271

Telefonica Deutschland Holding AG	63,375	302,458

thyssenkrupp AG	175,300	4,559,674

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     14

Wilmington International Fund (continued)

Description	Number of Shares	Value

TLG Immobilien AG	1,903	$54,747

TUI AG	6,946	157,048

XING SE	7,375	2,286,025

Zalando SE*,Ω	22,739	1,170,072

zooplus AG#, *	5,970	1,237,840

TOTAL GERMANY		$61,576,736

GHANA – 0.0%**

Produce Buying Co. Ltd.*,††	288,000	—

HONG KONG – 4.8%

AIA Group Ltd.	859,600	7,682,417

ASM Pacific Technology Ltd.	82,200	1,126,414

BOC Hong Kong Holdings Ltd.	652,000	3,370,531

Brilliance China Automotive Holdings Ltd.#	612,000	1,089,676

CK Hutchison Holdings Ltd.	97,000	1,147,011

Hongkong Land Holdings Ltd.	271,700	1,963,641

Jardine Matheson Holdings Ltd.	50,800	3,076,130

Johnson Electric Holdings Ltd.	455,000	1,584,096

Sands China Ltd.	141,200	816,049

Sun Hung Kai Properties Ltd.	121,000	1,948,638

Swire Properties Ltd.	936,400	3,323,743

Techtronic Industries Co. Ltd.	789,000	4,622,113

TOTAL HONG KONG		$31,750,459

INDIA – 1.4%

HDFC Bank Ltd. ADR	68,280	6,541,907

Infosys Ltd. ADR	93,685	1,655,414

Suzlon Energy Ltd. GDR - Reg S*,††	77,213	—

Tata Motors Ltd. ADR*	39,727	997,942

TOTAL INDIA		$9,195,263

INDONESIA – 0.0%**

PP Persero Tbk PT††	19	—

Sugih Energy Tbk PT*,††	1,327,300	—

TOTAL INDONESIA		$—

IRELAND – 1.8%

DCC PLC	15,916	1,527,703

Glanbia PLC	81,791	1,381,472

Kerry Group PLC, Class A	15,188	1,548,266

Kingspan Group PLC	71,362	3,230,479

Ryanair Holdings PLC ADR*	14,433	1,587,197

UDG Healthcare PLC	201,884	2,536,468

TOTAL IRELAND		$11,811,585

ITALY – 5.5%

Assicurazioni Generali SpA#	272,097	5,490,628

Atlantia SpA	6,171	204,259

Credito Emiliano SpA	260,780	2,293,378

Description	Number of Shares	Value

Enel SpA	933,249	$5,920,264

Eni SpA	334,955	6,547,829

FinecoBank Banca Fineco SpA#	216,903	2,582,829

Intesa Sanpaolo SpA	1,520,788	5,785,005

Italgas SpA	82,056	530,993

Poste Italiane SpAΩ	52,420	511,802

Salvatore Ferragamo SpA#	47,088	1,391,365

Snam SpA	43,949	211,002

UniCredit SpA	222,700	4,828,115

UnipolSai Assicurazioni SpA#	99,244	266,714

TOTAL ITALY		$36,564,183

JAPAN – 17.8%

77 Bank Ltd. (The)	38,400	948,769

Adastria Holdings Co. Ltd.	8,100	140,521

Aeon Mall Co. Ltd.	61,500	1,243,618

Ahresty Corp.	121,400	1,101,923

Ajinomoto Co., Inc.	88,000	1,612,379

Alpine Electronics, Inc.	33,400	631,592

Anritsu Corp.	40,300	527,221

AOI TYO Holdings, Inc.	96,700	1,344,433

Ariake Japan Co. Ltd.	4,300	368,846

Asics Corp.	61,300	1,158,360

Bandai Namco Holdings, Inc.	31,400	1,062,538

Cosmos Pharmaceutical Corp.	5,200	1,169,302

Credit Saison Co. Ltd.	18,800	336,699

Daihatsu Diesel Manufacturing Co. Ltd.	124,000	1,011,067

Dai-ichi Life Holdings, Inc.	110,200	2,187,751

Daiki Aluminium Industry Co. Ltd.	105,300	725,202

Daikin Industries Ltd.	20,000	2,336,315

Daiwa House Industry Co. Ltd.	24,900	910,376

Daiwa Securities Group, Inc.	57,000	349,669

DeNA Co. Ltd.	34,200	651,841

Denka Co. Ltd.	45,800	1,630,541

Denki Kogyo Co. Ltd.	29,600	894,549

Ebara Corp.	62,800	2,398,677

Electric Power Development Co. Ltd.	23,000	625,497

ESPEC Corp.	29,900	703,325

Hino Motors Ltd.	232,900	2,841,481

Hitachi Chemical Co. Ltd.	42,400	929,993

Hitachi Ltd.	213,000	1,554,593

Hitachi Metals Ltd.	45,200	516,562

Honda Motor Co. Ltd.	29,200	1,004,070

Inpex Corp.	51,800	662,201

Isetan Mitsukoshi Holdings Ltd.	150,700	1,676,569

ITOCHU Corp.	58,600	1,171,908

Jafco Co. Ltd.	9,400	412,266

Japan Securities Finance Co. Ltd.	104,000	683,392

ANNUAL REPORT / April 30, 2018

15     PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Japan Tobacco, Inc.	59,100	$1,588,679

JFE Holdings, Inc.	38,900	798,319

JXTG Holdings, Inc.	167,500	1,091,893

Komatsu Ltd.	18,800	640,868

K’s Holdings Corp.	29,200	421,154

Macromill, Inc.	27,000	729,547

Maeda Corp.	46,500	573,896

Mimasu Semiconductor Industry Co. Ltd.	57,000	1,003,748

Mirait Holdings Corp.	65,000	1,030,862

Mitsubishi Corp.	32,600	898,963

Mitsubishi Electric Corp.	67,000	1,027,147

Mitsubishi Estate Co. Ltd.	19,700	359,969

Mitsubishi Heavy Industries Ltd.	9,500	375,552

Mitsubishi Logistics Corp.	46,200	1,065,608

Mitsubishi UFJ Financial Group, Inc.	445,600	2,986,119

Mitsui & Co. Ltd.	23,800	428,952

Mitsui Fudosan Co. Ltd.	46,900	1,201,364

Mitsui OSK Lines Ltd.	9,800	290,292

Mizuho Financial Group, Inc.	609,400	1,102,549

NET One Systems Co. Ltd.	69,300	1,115,358

Nintendo Co. Ltd.	7,400	3,109,306

Nippon Electric Glass Co. Ltd.	23,600	680,106

Nippon Sheet Glass Co. Ltd.*	133,100	1,086,557

Nippon Telegraph & Telephone Corp.	31,500	1,494,838

Nippon Yusen KK	18,900	402,013

Nishimatsu Construction Co. Ltd.	17,800	489,304

Nissan Shatai Co. Ltd.	27,500	294,438

Nissin Kogyo Co. Ltd.	269,800	4,734,096

Nitori Holdings Co. Ltd.	5,800	978,082

Nitto Denko Corp.	5,300	394,028

Nomura Holdings, Inc.	70,200	404,321

Noritz Corp.	27,500	501,066

NTT DOCOMO, Inc.	27,800	718,185

ORIX Corp.	48,800	855,896

OSJB Holdings Corp.	357,900	1,048,727

Pacific Industrial Co. Ltd.	55,000	780,120

Persol Holdings Co. Ltd.	8,300	197,292

Recruit Holdings Co. Ltd.	54,100	1,247,382

Ryobi Ltd.	49,300	1,259,542

San-A Co. Ltd.	17,100	911,875

Santen Pharmaceutical Co. Ltd.	58,100	975,750

SEC Carbon Ltd.#	19,100	1,152,569

Seikagaku Corp.	36,900	609,948

Seino Holdings Co. Ltd.	97,100	1,818,757

Sekisui Chemical Co. Ltd.	49,700	879,197

Senshu Electric Co. Ltd.	28,200	834,367

Seven & i Holdings Co. Ltd.	18,100	797,501

Shimamura Co. Ltd.	8,600	1,000,810

Description	Number of Shares	Value

Shionogi & Co. Ltd.	19,100	$981,581

Showa Corp.	96,300	1,447,476

Sinko Industries Ltd.	52,100	844,364

SMC Corp.	2,300	873,984

SoftBank Group Corp	18,900	1,444,125

Sony Corp.	42,800	1,999,022

Sumitomo Electric Industries Ltd.	49,400	756,268

Sumitomo Heavy Industries Ltd.	27,000	1,031,678

Sumitomo Metal Mining Co. Ltd.	14,800	631,373

Sumitomo Mitsui Financial Group, Inc.	49,300	2,054,739

Sumitomo Warehouse Co Ltd. (The)	76,000	519,957

Suruga Bank Ltd.	23,400	316,987

Suzuki Motor Corp.	9,000	483,731

T&D Holdings, Inc.	97,900	1,662,732

Taiheiyo Cement Corp.	17,300	653,247

Taiyo Nippon Sanso Corp.	64,600	957,743

Take And Give Needs Co. Ltd.#	13,200	138,274

Takeei Corp.	41,400	505,221

Teikoku Electric Manufacturing Co. Ltd.	93,300	1,388,875

Terumo Corp.	33,200	1,878,484

Tokio Marine Holdings, Inc.	19,300	910,907

Tokyo Ohka Kogyo Co. Ltd.	16,400	576,188

Tokyu Fudosan Holdings Corp.	107,300	844,398

Toray Industries, Inc.	93,800	875,583

Toyobo Co. Ltd.	29,200	568,800

Toyota Motor Corp.	24,500	1,606,524

Tsurumi Manufacturing Co. Ltd.	37,600	730,508

Ube Industries Ltd.	19,700	600,144

West Japan Railway Co.	14,900	1,053,151

Xebio Holdings Co. Ltd.	31,400	591,571

Yahoo Japan Corp.#	463,300	1,904,016

Yamato Kogyo Co. Ltd.	19,400	571,886

Yaoko Co. Ltd.	10,200	565,698

TOTAL JAPAN		$117,880,193

JERSEY – 0.2%

Shire PLC	22,170	1,180,559

LUXEMBOURG – 1.0%

ArcelorMittal*	148,300	5,026,423

RTL Group SA	367	30,200

Samsonite International SA	288,000	1,299,080

SES SA#	17,183	265,114

TOTAL LUXEMBOURG		$6,620,817

MALAYSIA – 0.0%**

RHB Bank Bhd*,††	18,000	—

NETHERLANDS – 5.3%

ABN AMRO Group NVΩ	12,972	402,277

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     16

Wilmington International Fund (continued)

Description	Number of Shares	Value

Aegon NV	130,920	$959,484

ASML Holding NV#	34,769	6,619,445

ASR Nederland NV	1,447	68,246

BE Semiconductor Industries NV*	2,185	151,012

IMCD NV	39,350	2,421,328

ING Groep NV#	51,317	864,717

Koninklijke Ahold Delhaize NV	205,092	4,947,734

Koninklijke KPN NV#	1,579,600	4,916,079

NN Group NV	122,064	5,849,877

Royal Dutch Shell PLC, Class A	87,776	3,071,608

Royal Dutch Shell PLC, Class B	69,592	2,484,371

Wessanen#	126,926	2,560,830

TOTAL NETHERLANDS		$35,317,008

NORWAY – 1.0%

DNB ASA#	39,231	733,673

Marine Harvest ASA	18,842	410,150

Norsk Hydro ASA#	49,857	311,405

Salmar ASA	2,041	95,113

Sbanken ASAΩ	194,367	1,754,708

Telenor ASA	14,243	315,253

TGS Nopec Geophysical Co. ASA	59,345	1,871,381

Tomra Systems ASA	72,848	1,351,407

TOTAL NORWAY		$6,843,090

PHILIPPINES – 0.2%

Ayala Land, Inc.	1,694,300	1,331,367

RUSSIA – 0.0%**

Polymetal International PLC	4,638	46,554

SINGAPORE – 0.8%

Jardine Cycle & Carriage Ltd.	53,000	1,363,628

Oversea-Chinese Banking Corp. Ltd.	350,500	3,620,170

TOTAL SINGAPORE		$4,983,798

SOUTH AFRICA – 0.0%**

African Phoenix Investments Ltd.*	36,266	1,926

Investec PLC	35,259	278,928

TOTAL SOUTH AFRICA		$280,854

SOUTH KOREA – 2.6%

Mando Corp.	9,012	1,906,639

NAVER Corp.	1,341	894,236

Samsung Electronics Co. Ltd.††	4,371	10,833,997

Samsung Fire & Marine Insurance Co. Ltd.	8,479	2,117,121

SK Materials Co. Ltd.	11,613	1,667,854

TOTAL SOUTH KOREA		$17,419,847

SPAIN – 1.8%

Abertis Infraestructuras SA	10,449	230,368

Description	Number of Shares	Value

Acciona SA	1,172	$98,033

Amadeus IT Group SA	31,892	2,326,831

Banco Bilbao Vizcaya Argentaria SA	37,323	302,019

Banco Santander SA#	239,742	1,548,953

Bankinter SA	220,480	2,304,264

CaixaBank SA	66,702	324,363

Enagas SA	1,814	52,726

Iberdrola SA	175,432	1,355,376

Industria de Diseno Textil SA#	38,023	1,178,643

Mapfre SA	51,242	177,757

Repsol SA	54,168	1,033,677

Telefonica SA	96,249	980,823

TOTAL SPAIN		$11,913,833

SWEDEN – 2.2%

Assa Abloy AB	92,948	1,947,904

Atlas Copco AB, Class A	44,036	1,722,087

Avanza Bank Holding AB#	36,689	1,724,673

Hemfosa Fastigheter AB	8,597	106,492

Hexagon AB	40,693	2,349,570

Hexpol AB	2,004	20,738

Munters Group AB#,*,Ω	132,491	765,211

Nordea Bank AB	71,847	730,731

Peab AB	5,679	50,278

Skandinaviska Enskilda Banken AB, Class A	55,201	518,229

Sweco AB, Class B	71,419	1,454,599

Swedbank AB	17,004	369,383

Tele2 AB, Class B	152,796	1,980,529

Trelleborg AB, Class B	32,984	770,795

Volvo AB, Class B	13,577	230,081

TOTAL SWEDEN		$14,741,300

SWITZERLAND – 3.3%

Aryzta AG#, *	54,941	1,157,932

Chocoladefabriken Lindt & Spruengli AG	125	803,506

Cie Financiere Richemont SA	28,739	2,731,893

Clariant AG*	29,899	690,228

Comet Holding AG*	10,140	1,328,964

Huber + Suhner AG#	30,855	1,762,347

Julius Baer Group Ltd.*	14,933	886,249

Nestle SA	11,322	877,116

Novartis AG	39,113	3,010,697

Oriflame Holding AG	1,289	61,082

Partners Group Holding AG	2,582	1,883,235

Roche Holding AG	6,795	1,509,764

STMicroelectronics NV	10,577	230,887

Straumann Holding AG	2,483	1,685,527

Swiss Life Holding AG*	2,095	732,871

ANNUAL REPORT / April 30, 2018

17     PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Swiss Re AG	11,849	$1,128,846

UBS Group AG*	30,660	514,625

Zurich Insurance Group AG	1,947	621,941

TOTAL SWITZERLAND		$21,617,710

TAIWAN – 2.6%

Far EasTone Telecommunications Co. Ltd.	203,000	537,083

Hon Hai Precision Industry Co. Ltd.	881,000	2,450,398

Largan Precision Co. Ltd.	17,000	1,977,240

Merida Industry Co. Ltd.	355,000	1,580,536

Taiwan Semiconductor Manufacturing Co.

Ltd.	1,386,000	10,557,637

TOTAL TAIWAN		$17,102,894

THAILAND – 0.4%

Kasikornbank PCL	465,700	2,871,782

UNITED KINGDOM – 8.3%

AstraZeneca PLC	5,532	387,256

Aviva PLC	79,653	578,736

Barratt Developments PLC	30,257	232,014

Berkeley Group Holdings PLC	4,797	268,557

BP PLC	297,127	2,207,063

British American Tobacco PLC	39,170	2,148,391

BT Group PLC	123,005	422,198

Capital & Counties Properties PLC	269,738	1,067,574

Centrica PLC	213,285	450,201

Compass Group PLC	75,907	1,628,427

Crest Nicholson Holdings PLC	4,232	28,376

Croda International PLC	42,283	2,586,579

Dignity PLC	53,054	795,861

Direct Line Insurance Group PLC	154,498	793,860

Galliford Try PLC#	13,759	173,343

GlaxoSmithKline PLC	58,710	1,177,564

HSBC Holdings PLC	618,230	6,156,945

Hunting PLC*	239,856	2,650,756

International Consolidated Airlines Group SA	27,898	240,740

Legal & General Group PLC	162,423	601,577

Lloyds Banking Group PLC	1,888,139	1,674,690

National Grid PLC	94,862	1,097,556

NEX Group PLC	118,930	1,613,897

Persimmon PLC	17,251	644,423

Prudential PLC	137,553	3,537,069

Reckitt Benckiser Group PLC	32,697	2,565,033

Rio Tinto Ltd.	48,363	2,878,275

Rio Tinto PLC	29,556	1,610,988

Royal Mail PLC	121,882	972,010

RSA Insurance Group PLC	19,753	178,232

Serco Group PLC*	925,203	1,222,641

Description	Number of Shares	Value

SSE PLC	29,547	$560,764

SSP Group PLC	164,482	1,471,888

St James’s Place PLC	186,230	2,900,975

Tate & Lyle PLC	5,114	40,390

Taylor Wimpey PLC	104,958	276,413

Tullow Oil PLC*	569,293	1,781,598

Unilever NV#	34,107	1,955,303

Vodafone Group PLC	389,036	1,135,298

Weir Group PLC (The)	63,057	1,845,175

TOTAL UNITED KINGDOM		$54,558,636

UNITED STATES – 0.3%

Cognizant Technology Solutions Corp.,

Class A	22,873	1,871,469

TOTAL COMMON STOCKS (COST $506,943,671)		$594,599,929

INVESTMENT COMPANIES – 4.4%

iShares MSCI Australia ETF	576,900	12,801,411

iShares S&P/TSX 60 Index ETF#	892,000	16,138,604

TOTAL INVESTMENT COMPANIES (COST $30,524,307)		$28,940,015

PREFERRED STOCK – 0.0%**

GERMANY – 0.0%**

Volkswagen AG	1,212	249,956

TOTAL PREFERRED STOCK (COST $248,806)		$249,956

MONEY MARKET FUND – 3.0%

Dreyfus Government Cash Management

Fund, Institutional Shares, 1.60%^	19,505,936	19,505,936

TOTAL MONEY MARKET FUND (COST $19,505,936)		$19,505,936

RIGHTS – 0.0%**

TUNISIA – 0.0%**

Societe D’Articles Hygieniques SA*,††	2,800	—

TOTAL RIGHTS (COST $0)		$—

WARRANTS – 1.1%

CHINA – 0.3%

China International Travel Service Corp. Ltd., Class A*	149,261	1,227,226

Zhejiang Sanhua Intelligent Controls Co.,

Ltd., Class A*	333,331	823,722

TOTAL CHINA		$2,050,948

SWITZERLAND – 0.8%

Hangzhou Hikvision Digital Technology Co.

Ltd.*	459,711	2,794,706

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    18

Wilmington International Fund (continued)

Description	Number of Shares	Value

Midea Group Co., Ltd.*	$310,149	$2,530,949

TOTAL SWITZERLAND		$5,325,655

TOTAL WARRANTS (COST $5,250,497)		$7,376,603

TOTAL INVESTMENTS IN SECURITIES – 98.4% (COST $562,473,217)		$650,672,439

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 6.8%

REPURCHASE AGREEMENTS – 6.8%

Barclays Capital, Inc., 1.71%, dated 4/30/18, due 5/01/18, repurchase price $2,256,470, collateralized by U.S. Treasury Securities, 0.00% to 3.00%, maturing 7/31/19 to 9/09/49; total market value of $2,301,490.	$2,256,363	$2,256,363

Daiwa Capital Markets America, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $8,599,996, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 12/01/51; total market value of $8,771,577.	8,599,585	8,599,585

NBC Global Finance Ltd., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $8,600,001, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 6/30/19 to 9/09/49; total market value of $8,771,556.	8,599,585	8,599,585

Nomura Securities International, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $8,600,001, collateralized by U.S. Government Securities, 0.00% to 10.50%, maturing 5/01/18 to 3/20/68; total market value of $8,771,577.	8,599,585	8,599,585

RBC Dominion Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $8,599,996, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 10/31/18 to 9/09/49; total market value of $8,771,577.	8,599,585	8,599,585

TD Securities, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $8,600,001, collateralized by U.S. Government Securities, 4.00% to 4.50%, maturing 3/01/47 to 3/01/48; total market value of $8,771,577.	8,599,585	8,599,585

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $45,254,288)		$45,254,288

TOTAL INVESTMENTS – 105.2%ø (COST $607,727,505)		$695,926,727

COLLATERAL FOR SECURITIES ON LOAN – (6.8%)		(45,254,288)

OTHER ASSETS LESS LIABILITIES – 1.6%		10,610,160

TOTAL NET ASSETS – 100.0%		$661,282,599

ANNUAL REPORT / April 30, 2018

19    PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Cost of investments for Federal income tax purposes is $609,947,321. The net unrealized appreciation/(depreciation) of investments was $86,095,881. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $100,910,278 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(14,814,397).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks

Australia	$—	$459,544	$—	$459,544

Austria	—	4,748,345	—	4,748,345

Belgium	—	1,976,143	—	1,976,143

Bermuda	—	1,954,015	—	1,954,015

Bulgaria	1,766	—	—	1,766

China	16,335,746	26,587,318	—	42,923,064

Denmark	—	8,278,024	—	8,278,024

Finland	—	8,136,719	—	8,136,719

France	—	58,642,372	—	58,642,372

Germany	—	61,576,736	—	61,576,736

Ghana	—	—	—	—

Hong Kong	—	31,750,459	—	31,750,459

India	9,195,263	—	—	9,195,263

Indonesia	—	—	—	—

Ireland	1,587,197	10,224,388	—	11,811,585

Italy	—	36,564,183	—	36,564,183

Japan	—	117,880,193	—	117,880,193

Jersey	—	1,180,559	—	1,180,559

Luxembourg	—	6,620,817	—	6,620,817

Malaysia	—	—	—	—

Netherlands	—	35,317,008	—	35,317,008

Norway	—	6,843,090	—	6,843,090

Philippines	—	1,331,367	—	1,331,367

Russia	—	46,554	—	46,554

Singapore	—	4,983,798	—	4,983,798

South Africa	—	280,854	—	280,854

South Korea	—	17,419,847	—	17,419,847

Spain	—	11,913,833	—	11,913,833

Sweden	—	14,741,300	—	14,741,300

Switzerland	—	21,617,710	—	21,617,710

Taiwan	—	17,102,894	—	17,102,894

Thailand	—	2,871,782	—	2,871,782

United Kingdom	—	54,558,636	—	54,558,636

United States	1,871,469	—	—	1,871,469

Investment Companies	28,940,015	—	—	28,940,015

Preferred Stocks

Germany	—	249,956	—	249,956

Money Market Fund	19,505,936	—	—	19,505,936

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     20

Wilmington International Fund (continued)

	Level 1	Level 2	Level 3	Total

Rights

Tunisia	$—	$—	$—	$—

Warrants

China	—	2,050,948	—	2,050,948

Switzerland	—	5,325,655	—	5,325,655

Repurchase Agreements	—	45,254,288	—	45,254,288

Total Investments in Securities	77,437,392	618,489,335	—	695,926,727

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$839	$—	$839

Financial Futures Contracts	117,414	—	—	117,414

Total Assets - Other Financial Instruments	$117,414	$839	$—	$118,253

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(1,890)	$—	$(1,890)

Total Liabilities - Other Financial Instruments	$—	$(1,890)	$—	$(1,890)

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2018, the value of these securities amounted to $10,833,997 representing 1.64% of total net assets.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2018, these liquid restricted securities amounted to $6,844,187 representing 1.03% of total net assets.

ø

On April 30, 2018, the Fund utilized International Fair Value Pricing, as defined in Note 2 in Notes to Financial Statements. The value of these securities amounted to $565,858,444 representing 85.57% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:		Currency Code	Currency
ADR	American Depositary Receipt	CHF	Swiss Franc
ETF	Exchange Traded Fund	EUR	Euro
GDR	Global Depositary Receipt	GBP	British Pound Sterling
MSCI	Morgan Stanley Capital International	HKD	Hong Kong Dollar
PLC	Public Limited Company	SEK	Swedish Krona
Reg S	Regulation S

At April 30, 2018, the International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
5/3/2018	Bank of New York	181,432 SEK	$20,883	$20,719	$ —	$(164)
5/3/2018	Bank of New York	83,119 EUR	100,310	100,374	64	—
5/3/2018	Bank of New York	56,459 EUR	68,136	68,180	44	—
5/3/2018	Bank of New York	13,968 EUR	16,857	16,868	11	—
5/3/2018	Bank of New York	13,282 EUR	16,029	16,040	11	—
CONTRACTS SOLD
5/1/2018	Bank of New York	35,523 GBP	49,432	48,904	528	—
5/2/2018	Bank of New York	1,105,101 HKD	140,799	140,801	—	(2)

ANNUAL REPORT / April 30, 2018

21    PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (concluded)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS SOLD (continued)
5/2/2018	Bank of New York	340,253 HKD	$43,351	$43,352	$—	$(1)
5/2/2018	Bank of New York	223,113 GBP	306,223	307,162	—	(939)
5/2/2018	Bank of New York	101,128 GBP	138,798	139,224	—	(426)
5/2/2018	Bank of New York	12,916 GBP	17,727	17,781	—	(54)
5/2/2018	Bank of New York	12,664 EUR	15,322	15,292	30	—
5/2/2018	Bank of New York	10,528 EUR	12,700	12,714	—	(14)
5/2/2018	Bank of New York	8,292 EUR	10,002	10,013	—	(11)
5/2/2018	Bank of New York	7,230 EUR	8,748	8,731	17	—
5/2/2018	Bank of New York	6,990 EUR	8,432	8,442	—	(10)
5/2/2018	Bank of New York	2,351 EUR	2,836	2,839	—	(3)
5/2/2018	Bank of New York	1,510 EUR	1,822	1,824	—	(2)
5/2/2018	Bank of New York	1,426 EUR	1,720	1,722	—	(2)
5/2/2018	Bank of New York	1,176 EUR	1,418	1,420	—	(2)
5/2/2018	Bank of New York	502 EUR	606	607	—	(1)
5/3/2018	Bank of New York	259,204 HKD	33,024	33,025	—	(1)
5/3/2018	Bank of New York	148,597 SEK	17,104	16,970	134	—
5/3/2018	Bank of New York	120,644 EUR	145,596	145,689	—	(93)
5/3/2018	Bank of New York	83,529 EUR	100,805	100,869	—	(64)
5/3/2018	Bank of New York	28,283 CHF	28,515	28,539	—	(24)
5/3/2018	Bank of New York	22,516 EUR	27,162	27,196	—	(34)
5/3/2018	Bank of New York	17,758 EUR	21,430	21,444	—	(14)
5/3/2018	Bank of New York	14,425 EUR	17,408	17,420	—	(12)
5/3/2018	Bank of New York	10,369 EUR	12,514	12,522	—	(8)
5/3/2018	Bank of New York	8,170 EUR	9,859	9,865	—	(6)
5/3/2018	Bank of New York	3,457 EUR	4,172	4,175	—	(3)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$839	$(1,890)

At April 30, 2018, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Contract Amount	Contract at Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)
LONG POSITIONS:
SGX Nifty 50 Index	May 2018	384	$8,282,880	$8,165,466	$8,282,880	$117,414	$—
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$117,414	$—
(a)

The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until April 30, 2018. If variation margin settles the same day, then no amount may be shown in the Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Insurance	8.3%
Diversified Financial Services	6.6%
Oil, Gas & Consumable Fuels	3.9%
IT Services	3.6%
Pharmaceuticals	3.4%
Real Estate Investment Trusts	3.2%
Machinery	2.7%
Commercial Services & Supplies	2.5%
Health Care Providers & Services	2.5%
Containers & Packaging	2.3%
Health Care Equipment & Supplies	2.3%
Electric Utilities	2.1%
Commercial Banks	2.1%
Road & Rail	2.1%
Diversified Telecommunication Services	2.1%
Specialty Retail	2.1%
Food Products	1.8%
Hotels, Restaurants & Leisure	1.8%
Software	1.8%
Chemicals	1.8%
Capital Markets	1.7%
Household Durables	1.7%
Internet Software & Services	1.6%
Semiconductors & Semiconductor Equipment	1.6%
Construction & Engineering	1.5%
Metals & Mining	1.4%
Communications Equipment	1.3%
Wireless Telecommunication Services	1.2%
Beverages	1.2%
Textiles, Apparel & Luxury Goods	1.1%
Auto Components	1.0%
Trading Companies & Distributors	1.0%
Tobacco	0.9%
Food & Staples Retailing	0.9%
Multi-Utilities	0.9%
Electronic Equipment, Instruments & Components	0.9%
Building Products	0.9%
Aerospace & Defense	0.9%
Automobiles	0.8%
Electrical Equipment	0.8%
Computers & Peripherals	0.7%
Media	0.7%
Gas Utilities	0.7%
Professional Services	0.6%
Consumer Finance	0.6%
Air Freight & Logistics	0.6%
Industrial Conglomerates	0.5%
Household Products	0.5%
Airlines	0.4%

Common Stocks	Percentage of Total Net Assets
Multiline Retail	0.4%
Real Estate Management & Development	0.4%
Construction Materials	0.4%
Personal Products	0.4%
Paper & Forest Products	0.3%
Transportation Infrastructure	0.3%
Diversified Consumer Services	0.3%
Marine	0.3%
Water Utilities	0.2%
Leisure Equipment & Products	0.2%
Internet & Catalog Retail	0.1%
Distributors	0.1%
Energy Equipment & Services	0.1%
Biotechnology	0.1%
Health Care Technology	0.0%[3]
Life Sciences Tools & Services	0.0%[3]
Investment Companies	0.1%
Preferred Stocks	0.1%
Cash Equivalents[1]	5.5%
Other Assets and Liabilities – Net[2]	3.1%
TOTAL	100.0%

ANNUAL REPORT / April 30, 2018

23     PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Common Stocks	Percentage of Total Net Assets

Common Stocks
United States	43.5%
Japan	12.2%
United Kingdom	5.8%
Canada	4.9%
France	3.8%
Switzerland	2.7%
Netherlands	1.8%
Germany	1.8%
China	1.4%
Sweden	1.3%
Taiwan	1.2%
Italy	1.2%
Hong Kong	1.2%
Ireland	1.0%
Spain	1.0%
All other countries less than 1.0%	6.4%
Investment Companies	0.1%
Preferred Stocks	0.1%
Cash Equivalents[1]	5.5%
Other Assets and Liabilities – Net[2]	3.1%
TOTAL	100.0%

(1)	Cash Equivalent includes investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Number of Shares	Value

COMMON STOCKS – 91.2%

AEROSPACE & DEFENSE – 0.9%

BAE Systems PLC	7,734	$64,890

Huntington Ingalls Industries, Inc.	145	35,265

L3 Technologies, Inc.	1,042	204,107

Lockheed Martin Corp.	706	226,513

Moog, Inc., Class A*	2,900	237,713

Safran SA	3,032	355,623

United Technologies Corp.	1,695	203,654

TOTAL AEROSPACE & DEFENSE		$1,327,765

AIR FREIGHT & LOGISTICS – 0.6%

CTT-Correios de Portugal SA	12,487	46,047

Deutsche Post AG	6,729	292,068

PostNL NV	29,261	113,590

Description	Number of Shares	Value

Royal Mail PLC	5,243	$41,813

United Parcel Service, Inc., Class B	3,258	369,783

TOTAL AIR FREIGHT & LOGISTICS		$863,301

AIRLINES – 0.4%

Hawaiian Holdings, Inc.	6,905	284,486

Japan Airlines Co. Ltd.	4,357	171,947

JetBlue Airways Corp.*	7,805	149,778

SAS AB*	26,277	65,577

Southwest Airlines Co.	548	28,951

TOTAL AIRLINES		$700,739

AUTO COMPONENTS – 1.0%

Aisan Industry Co. Ltd.	3,835	39,567

Autoliv, Inc.	211	28,285

Bridgestone Corp.	4,256	177,912

Cie Generale des Etablissements Michelin	529	74,389

Exedy Corp.	3,245	109,901

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     24

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Keihin Corp.	4,975	$98,276

NGK Spark Plug Co. Ltd.	5,297	135,851

Nissin Kogyo Co. Ltd.	5,105	89,576

NOK Corp.	4,985	101,950

Showa Corp.	1,685	25,327

Sumitomo Electric Industries Ltd.	11,457	175,396

Sumitomo Riko Co. Ltd.	5,580	58,330

Tokai Rika Co. Ltd.	11,647	232,673

Toyoda Gosei Co. Ltd.	4,295	108,444

Toyota Industries Corp.	2,214	130,562

TOTAL AUTO COMPONENTS		$1,586,439

AUTOMOBILES – 0.8%

Dongfeng Motor Group Co. Ltd., Class H	110,000	121,642

Harley-Davidson, Inc.	2,352	96,738

Honda Motor Co. Ltd.	8,815	303,112

Isuzu Motors Ltd.	8,996	137,318

Kia Motors Corp.	4,181	129,087

Mitsubishi Motors Corp.	5,565	41,414

Nissan Motor Co. Ltd.	15,103	158,891

Renault SA	543	58,851

Suzuki Motor Corp.	3,572	191,987

TOTAL AUTOMOBILES		$1,239,040

BEVERAGES – 1.2%

Anheuser-Busch InBev SA/NV	1,905	189,230

Asahi Group Holdings Ltd.	4,511	228,192

Coca-Cola Co. (The)	7,693	332,415

Coca-Cola European Partners	1,100	43,418

Diageo PLC	11,971	427,064

Heineken Holding NV	502	50,958

Heineken NV	2,543	267,715

PepsiCo, Inc.	2,944	297,167

TOTAL BEVERAGES		$1,836,159

BIOTECHNOLOGY – 0.1%

Exact Sciences Corp.*	2,457	122,875

BUILDING PRODUCTS – 0.9%

Assa Abloy AB, Class B	10,077	211,183

Cie de Saint-Gobain	3,808	199,238

Lennox International, Inc.	4,581	885,828

Noritz Corp.	3,303	60,183

TOTAL BUILDING PRODUCTS		$1,356,432

CAPITAL MARKETS – 1.7%

Banca Generali SpA	5,686	184,449

CI Financial Corp.	1,426	30,009

FactSet Research Systems, Inc.	2,643	499,818

GAM Holding AG*	6,536	104,329

Ichiyoshi Securities Co. Ltd.	4,280	52,376

Description	Number of Shares	Value

IG Group Holdings PLC	19,182	$219,031

IGM Financial, Inc.	733	22,499

Intercontinental Exchange Group, Inc.	7,602	550,841

Julius Baer Group Ltd.*	1,803	107,005

Moody’s Corp.	1,350	218,970

TD Ameritrade Holding Corp.	7,457	433,177

UBS Group AG*	14,843	249,138

Uranium Participation Corp.*	9,066	27,397

TOTAL CAPITAL MARKETS		$2,699,039

CHEMICALS – 1.8%

ADEKA Corp.	8,171	145,097

BASF SE	1,290	134,216

China BlueChemical Ltd., Class H	218,000	57,296

Daicel Corp.	19,163	221,108

DowDuPont, Inc.	3,185	201,419

Eastman Chemical Co.	1,669	170,372

Formosa Chemicals & Fibre Corp.	22,000	80,831

Formosa Plastics Corp.	26,000	91,240

Fujimi, Inc.	2,662	57,627

Fuso Chemical Co. Ltd.	1,504	38,117

Johnson Matthey PLC	923	41,715

JSR Corp.	12,592	237,209

LyondellBasell Industries NV, Class A	2,197	232,289

Nan Ya Plastics Corp.	33,000	90,387

Nutrien Ltd.	3,544	161,358

Praxair, Inc.	1,794	273,621

Sanyo Chemical Industries Ltd.	1,745	82,344

Sherwin-Williams Co. (The)	1,228	451,486

TOTAL CHEMICALS		$2,767,732

COMMERCIAL BANKS – 2.1%

Bank of Ireland Group PLC	11,240	100,838

Bank of the Ozarks	7,662	358,582

First Citizens BancShares, Inc., Class A	545	235,598

First Republic Bank	5,051	469,086

Huntington Bancshares, Inc.	47,116	702,500

Itau Unibanco Holding SA ADR	19,061	276,956

KeyCorp	7,744	154,260

People’s United Financial, Inc.	4,583	83,823

PNC Financial Services Group, Inc. (The)	4,012	584,187

San-In Godo Bank Ltd. (The)	9,515	89,459

Tochigi Bank Ltd. (The)	9,300	35,240

Toronto-Dominion Bank (The)	2,540	142,653

Unicaja Banco SA*,Ω	43,572	79,027

TOTAL COMMERCIAL BANKS		$3,312,209

COMMERCIAL SERVICES & SUPPLIES – 2.5%

ADT, Inc.	25,651	228,550

ANNUAL REPORT / April 30, 2018

25     PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Aeon Delight Co. Ltd.	2,212	$77,389

Babcock International Group PLC	1,888	19,057

Cintas Corp.	9,084	1,547,005

Clean Harbors, Inc.*	10,058	460,656

ISS A/S	923	32,189

Prosegur Cia de Seguridad SA	24,975	188,791

Relia, Inc.	4,275	54,351

Republic Services, Inc.	4,522	292,483

Securitas AB, Class B	1,875	30,297

Toppan Forms Co. Ltd.	6,135	68,529

UniFirst Corp.	2,112	339,187

Waste Connections, Inc.	8,721	630,528

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,969,012

COMMUNICATIONS EQUIPMENT – 1.3%

Cisco Systems, Inc.	9,014	399,230

Motorola Solutions, Inc.	10,784	1,184,407

Nokia OYJ	55,469	332,826

Telefonaktiebolaget LM Ericsson, Class B	22,079	168,319

TOTAL COMMUNICATIONS EQUIPMENT		$2,084,782

COMPUTERS & PERIPHERALS – 0.7%

Acer, Inc.*	112,420	85,736

Asustek Computer, Inc.	5,000	46,728

Canon, Inc.	3,615	124,353

Catcher Technology Co. Ltd. GDR	3,913	218,884

Compal Electronics, Inc. GDR	33,900	111,141

Melco Holdings, Inc.	1,035	38,045

Neopost SA	2,913	78,602

NetApp, Inc.	6,139	408,735

TOTAL COMPUTERS & PERIPHERALS		$1,112,224

CONSTRUCTION & ENGINEERING – 1.5%

China Machinery Engineering Corp., Class H	70,000	40,668

Chiyoda Corp.	6,490	66,638

Hazama Ando Corp.	20,430	164,153

JGC Corp.	10,508	257,540

Kinden Corp.	5,272	91,948

Kumagai Gumi Co. Ltd.	3,671	124,918

Raubex Group Ltd.	22,011	36,557

Skanska AB, Class B	1,589	30,947

Taisei Corp.	3,130	168,851

Toshiba Plant Systems & Services Corp.	5,855	122,187

Toyo Engineering Corp.*	4,769	49,615

Vinci SA	11,626	1,162,409

TOTAL CONSTRUCTION & ENGINEERING		$2,316,431

CONSTRUCTION MATERIALS – 0.4%

Anhui Conch Cement Co. Ltd., Class H	20,528	128,125

Description	Number of Shares	Value

Imerys SA	285	$26,013

LafargeHolcim Ltd.*	3,103	172,376

Vicat SA	1,031	75,983

Vulcan Materials Co.	1,731	193,335

TOTAL CONSTRUCTION MATERIALS		$595,832

CONSUMER FINANCE – 0.6%

American Express Co.	4,084	403,295

Credit Acceptance Corp.*	1,603	530,337

TOTAL CONSUMER FINANCE		$933,632

CONTAINERS & PACKAGING – 2.3%

AMVIG Holdings Ltd.	56,000	14,397

Ball Corp.	24,122	967,051

Graphic Packaging Holding Co.	15,163	216,831

International Paper Co.	8,942	461,050

Nampak Ltd.*	69,034	76,815

Packaging Corp. of America	6,475	749,093

RPC Group PLC	66,430	720,828

Silgan Holdings, Inc.	9,429	264,672

WestRock Co.	2,105	124,532

TOTAL CONTAINERS & PACKAGING		$3,595,269

DISTRIBUTORS – 0.1%

Genuine Parts Co.	1,866	164,805

DIVERSIFIED CONSUMER SERVICES – 0.3%

Benesse Holdings, Inc.	1,485	54,089

New Oriental Education & Technology

Group, Inc. ADR	2,029	182,285

Service Corp. International	7,186	262,361

TOTAL DIVERSIFIED CONSUMER SERVICES		$498,735

DIVERSIFIED FINANCIAL SERVICES – 6.6%

Ackermans & van Haaren NV	1,152	207,873

AMP Ltd.	11,641	35,239

Australia & New Zealand Banking Group Ltd.	4,754	95,566

Banco Santander SA	37,858	244,597

Bank Hapoalim BM	5,460	37,289

Bank Leumi Le-Israel BM	7,811	46,082

Bank of America Corp.	10,973	328,312

Bank of Montreal	1,237	93,944

Bank of Nova Scotia (The)	3,829	235,330

Bank of Nova Scotia (The)	1,901	116,848

Bank of the Philippine Islands	29,270	59,244

BDO Unibank, Inc.	30,340	76,956

Berkshire Hathaway, Inc., Class B*	5,669	1,098,255

BNP Paribas SA	6,223	480,411

BOC Hong Kong Holdings Ltd.	13,000	67,204

BPER Banca	17,065	98,507

CaixaBank SA	31,108	151,274

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     26

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Canadian Imperial Bank of Commerce	896	$78,040

Cerved Group SpA	18,026	218,131

Commonwealth Bank of Australia	2,200	118,457

CTBC Financial Holding Co. Ltd.	129,000	91,998

Dah Sing Financial Holdings Ltd.	6,015	40,166

DBS Group Holdings Ltd.	4,952	114,253

E.Sun Financial Holding Co. Ltd.	114,778	81,166

G-Resources Group Ltd.*	1,433,400	11,829

Grupo de Inversiones Suramericana SA	5,490	76,029

Hang Seng Bank Ltd.	2,600	65,858

HDFC Bank Ltd. ADR	2,205	211,261

HSBC Holdings PLC	42,585	423,978

Hua Nan Financial Holdings Co. Ltd.	151,950	91,889

ING Groep NV	27,913	470,348

Intesa Sanpaolo SpA	61,296	233,167

JPMorgan Chase & Co.	3,612	392,913

KB Financial Group, Inc. ADR	2,251	126,956

Mega Financial Holding Co. Ltd.	100,000	88,281

Mitsubishi UFJ Financial Group, Inc.	89,774	601,606

Mizrahi Tefahot Bank Ltd.	1,264	23,102

Mizuho Financial Group, Inc.	117,910	213,327

National Australia Bank Ltd.	4,496	97,738

National Bank of Canada	1,195	56,755

Nordea Bank AB	38,099	387,492

OTP Bank Nyrt	5,065	220,851

Oversea-Chinese Banking Corp. Ltd.	9,220	95,230

Royal Bank of Canada	1,915	145,629

Sberbank of Russia PJSC ADR	4,487	66,273

Shinhan Financial Group Co. Ltd.	2,439	108,601

Shinhan Financial Group Co. Ltd. ADR	2,436	108,694

SinoPac Financial Holdings Co. Ltd.	283,875	102,157

Skandinaviska Enskilda Banken AB, Class A	4,274	40,124

Societe Generale SA	3,368	184,326

Standard Chartered PLC	15,677	164,673

Sumitomo Mitsui Financial Group, Inc.	5,915	246,527

Sumitomo Mitsui Trust Holdings, Inc.	7,495	317,841

Svenska Handelsbanken AB, Class A	4,628	51,613

Swedbank AB, Class A	3,036	65,952

Taishin Financial Holding Co. Ltd.	131,995	64,139

UniCredit SpA	10,095	218,859

United Overseas Bank Ltd.	3,941	89,241

Wells Fargo & Co.	3,850	200,046

Westpac Banking Corp.	5,043	108,326

TOTAL DIVERSIFIED FINANCIAL SERVICES		$10,386,773

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.1%

AT&T, Inc.	14,179	463,653

Description	Number of Shares	Value

BCE, Inc.	761	$32,296

Bezeq The Israeli Telecommunication Corp. Ltd.	14,209	17,925

BT Group PLC	88,192	302,707

China Telecom Corp. Ltd., Class H	322,000	156,084

China Unicom Hong Kong Ltd.*	110,800	156,677

Deutsche Telekom AG	5,719	100,103

Hellenic Telecommunications

Organization SA	9,096	132,423

HKT Trust & HKT Ltd.	20,000	26,314

KT Corp. ADR	9,715	130,472

Magyar Telekom Telecommunications PLC

ADR	9,280	80,365

Nippon Telegraph & Telephone Corp.	21,310	1,011,270

Orange SA	4,646	84,462

Proximus SADP	951	29,143

Rostelecom PJSC ADR	1,650	10,088

Singapore Telecommunications Ltd.	22,700	60,044

Spark New Zealand Ltd.	11,152	27,082

Swisscom AG	95	45,565

Telenor ASA	3,908	86,499

Telia Co. AB	10,460	51,502

Telstra Corp. Ltd.	13,882	33,006

TELUS Corp.	1,005	35,967

Verizon Communications, Inc.	2,915	143,855

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$3,217,502

ELECTRIC UTILITIES – 2.1%

Avangrid, Inc.	12,771	673,159

China Longyuan Power Group Corp. Ltd.,

Class H	462,000	453,786

CLP Holdings Ltd.	5,500	57,112

Edison International	8,046	527,174

EDP – Energias de Portugal SA	45,541	168,955

Emera, Inc.	502	15,635

Endesa SA	1,616	37,612

Eversource Energy	1,806	108,811

Fortis, Inc.	1,481	49,715

Iberdrola SA	12,727	98,328

OGE Energy Corp.	7,260	238,636

Pinnacle West Capital Corp.	811	65,285

Power Assets Holdings Ltd.	31,365	233,382

Red Electrica Corp. SA	2,010	41,869

Southern Co. (The)	6,839	315,415

SSE PLC	12,338	234,160

TOTAL ELECTRIC UTILITIES		$3,319,034

ELECTRICAL EQUIPMENT – 0.8%

AMETEK, Inc.	7,376	514,845

ANNUAL REPORT / April 30, 2018

27     PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Eaton Corp. PLC	3,753	$281,588

Nissin Electric Co. Ltd.	6,850	68,679

Rockwell Automation, Inc.	1,205	198,259

Ushio, Inc.	6,135	86,482

Zumtobel Group AG	4,981	45,139

TOTAL ELECTRICAL EQUIPMENT		$1,194,992

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.9%

Citizen Watch Co. Ltd.	11,580	86,280

Enplas Corp.	2,463	70,842

Hitachi High-Technologies Corp.	3,382	157,739

Hon Hai Precision Industry Co. Ltd.	27,000	75,097

Hosiden Corp.	3,295	39,284

Kyocera Corp.	3,571	228,163

Nichicon Corp.	6,965	78,588

Simplo Technology Co. Ltd.	11,440	63,960

TE Connectivity Ltd.	3,155	289,471

Zebra Technologies Corp., Class A*	2,576	347,322

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS &

COMPONENTS		$1,436,746

ENERGY EQUIPMENT & SERVICES – 0.1%

Fugro NV*	4,206	66,514

Saipem SpA*	19,669	75,120

TOTAL ENERGY EQUIPMENT & SERVICES		$141,634

FOOD & STAPLES RETAILING – 0.9%

Alimentation Couche Tard, Inc., Class B	1,237	53,480

Cawachi Ltd.	1,420	33,016

Costco Wholesale Corp.	1,046	206,229

CVS Health Corp.	532	37,150

George Weston Ltd.	326	26,708

ICA Gruppen AB	666	20,680

J Sainsbury PLC	35,849	152,114

Koninklijke Ahold Delhaize NV	3,260	78,646

Kroger Co. (The)	879	22,142

Loblaw Cos. Ltd.	856	43,535

Matsumotokiyoshi Holdings Co. Ltd.	9,080	404,479

METRO AG	5,857	84,734

Metro, Inc.	1,127	35,760

SPAR Group Ltd. (The)	1,536	26,024

Walgreens Boots Alliance, Inc.	2,203	146,389

Wesfarmers Ltd.	2,512	82,644

TOTAL FOOD & STAPLES RETAILING		$1,453,730

FOOD PRODUCTS – 1.8%

Archer-Daniels-Midland Co.	10,700	485,566

Bunge Ltd.	284	20,513

Ebro Foods SA	9,828	237,001

Description	Number of Shares	Value

Hershey Co. (The)	3,270	$300,644

Hormel Foods Corp.	8,258	299,352

Ingredion, Inc.	2,741	331,908

JM Smucker Co. (The)	420	47,914

Kellogg Co.	998	58,782

Marine Harvest ASA	1,943	42,295

Nestle SA	4,829	374,103

Pinnacle Foods, Inc.	3,773	227,889

Tate & Lyle PLC	3,083	24,349

Tiger Brands Ltd.	992	31,003

Viscofan SA	4,364	289,205

Wilmar International Ltd.	11,190	27,376

TOTAL FOOD PRODUCTS		$2,797,900

GAS UTILITIES –0.7%

Gas Natural SDG SA	2,350	59,238

Rubis SCA	8,646	672,712

UGI Corp.	6,431	311,196

TOTAL GAS UTILITIES		$1,043,146

HEALTH CARE EQUIPMENT & SUPPLIES – 2.3%

Baxter International, Inc.	6,807	473,087

Becton Dickinson & Co.	2,060	477,652

DENTSPLY SIRONA, Inc.	1,052	52,958

Hologic, Inc.*	6,635	257,372

Insulet Corp.*	4,147	356,642

Medtronic PLC	4,559	365,313

Smith & Nephew PLC	3,205	61,379

Steris PLC	11,070	1,046,336

Stryker Corp.	2,526	427,955

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$3,518,694

HEALTH CARE PROVIDERS & SERVICES – 2.5%

AmerisourceBergen Corp.	4,841	438,498

BML, Inc.	4,762	120,524

Cardinal Health, Inc.	3,255	208,873

HCA Healthcare, Inc.	8,410	805,173

Laboratory Corp. of America Holdings*	3,420	583,965

McKesson Corp.	1,762	275,242

Quest Diagnostics, Inc.	2,507	253,708

Suzuken Co. Ltd.	2,415	103,841

UnitedHealth Group, Inc.	2,484	587,218

Universal Health Services, Inc., Class B	4,328	494,258

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,871,300

HEALTH CARE TECHNOLOGY – 0.0%**

AGFA-Gevaert NV*	13,808	49,228

HOTELS, RESTAURANTS & LEISURE – 1.8%

Choice Hotels International, Inc.	10,336	827,397

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     28

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Compass Group PLC	10,274	$220,407

Hilton Worldwide Holdings, Inc.	6,672	526,020

Marriott International, Inc., Class A	530	72,440

McDonald’s Corp.	2,118	354,638

Melco Resorts & Entertainment Ltd. ADR	8,781	274,055

Royal Caribbean Cruises Ltd.	1,362	147,355

Wyndham Worldwide Corp.	398	45,456

Yum! Brands, Inc.	3,648	317,741

TOTAL HOTELS, RESTAURANTS & LEISURE		$2,785,509

HOUSEHOLD DURABLES – 1.7%

Alpine Electronics, Inc.	5,229	98,880

Casio Computer Co. Ltd.	4,535	67,550

Funai Electric Co. Ltd.*	6,830	47,245

Husqvarna AB, Class B	3,097	29,787

Newell Brands, Inc.	18,713	517,040

Nikon Corp.	3,735	64,991

NVR, Inc.*	329	1,019,900

Persimmon PLC	5,913	220,884

Pioneer Corp.*	46,510	72,551

Sekisui Chemical Co. Ltd.	9,885	174,866

Token Corp.	780	74,280

Toll Brothers, Inc.	5,996	252,791

Whirlpool Corp.	115	17,819

TOTAL HOUSEHOLD DURABLES		$2,658,584

HOUSEHOLD PRODUCTS – 0.5%

Colgate-Palmolive Co.	3,950	257,659

Essity AB, Class B	1,943	49,285

Henkel AG & Co. KGaA	421	50,117

Procter & Gamble Co. (The)	3,483	251,960

Reckitt Benckiser Group PLC	2,439	191,336

TOTAL HOUSEHOLD PRODUCTS		$800,357

INDUSTRIAL CONGLOMERATES – 0.5%

CK Hutchison Holdings Ltd.	6,000	70,949

Far Eastern New Century Corp.	67,000	63,948

Koninklijke Philips NV	6,176	261,406

Rheinmetall AG	168	21,954

Siemens AG	2,905	368,920

Smiths Group PLC	1,915	41,960

TOTAL INDUSTRIAL CONGLOMERATES		$829,137

INSURANCE – 8.3%

Admiral Group PLC	1,290	35,303

Aflac, Inc.	6,954	316,894

Ageas	2,977	159,247

AIA Group Ltd.	18,735	167,438

Alleghany Corp.	449	258,027

Description	Number of Shares	Value

Allianz SE	893	$211,216

Allstate Corp. (The)	1,017	99,483

Arthur J Gallagher & Co.	3,399	237,896

Assicurazioni Generali SpA	20,703	417,765

Baloise Holding AG	259	41,053

Cathay Financial Holding Co. Ltd.	35,000	62,781

Chubb Ltd.	2,419	328,186

Cincinnati Financial Corp.	3,186	224,103

CNO Financial Group, Inc.	14,263	305,799

Coface SA*	1,062	13,455

Dai-ichi Life Holdings, Inc.	7,305	145,023

Direct Line Insurance Group	7,430	38,178

Enstar Group Ltd.*	2,015	423,452

Fairfax Financial Holdings Ltd.	2,086	1,154,867

FNF Group	7,906	291,178

Gjensidige Forsikring ASA	1,467	23,220

Great-West Lifeco, Inc.	1,372	36,577

Hannover Rueck SE	312	43,819

Industrial Alliance Insurance & Financial Services, Inc.	653	27,428

Insurance Australia Group Ltd.	9,698	57,411

Intact Financial Corp.	10,219	779,189

Lincoln National Corp.	1,744	123,196

Markel Corp.*	1,355	1,531,204

Marsh & McLennan Cos., Inc.	2,534	206,521

MetLife, Inc.	4,347	207,221

MS&AD Insurance Group Holdings, Inc.	7,027	236,783

Muenchener Rueckversicherungs AG	381	87,196

Ping An Insurance Group Co. of China Ltd., Class H	22,800	222,788

Power Corp. of Canada	1,671	39,707

Power Financial Corp.	1,290	33,467

Rand Merchant Investment Holdings Ltd.	17,427	57,714

RenaissanceRe Holdings Ltd.	574	78,087

RSA Insurance Group PLC	4,985	44,980

Sampo Oyj, Class A	1,383	74,795

Shin Kong Financial Holding Co. Ltd.	217,990	88,596

Sony Financial Holdings, Inc.	34,746	633,902

Storebrand ASA	6,461	55,217

Sun Life Financial, Inc.	1,629	67,243

Suncorp Group Ltd.	4,727	49,717

Swiss Life Holding AG*	135	47,226

Swiss Re AG	774	73,738

T&D Holdings, Inc.	20,330	345,284

Tokio Marine Holdings, Inc.	10,509	495,996

Tongyang Life Insurance Co. Ltd.	8,114	62,415

Torchmark Corp.	4,998	433,527

Travelers Cos., Inc. (The)	586	77,118

ANNUAL REPORT / April 30, 2018

29    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Unum Group	2,683	$129,804

White Mountains Insurance Group Ltd.	395	341,790

Willis Towers Watson PLC	3,958	587,803

Zurich Insurance Group AG	2,040	651,649

TOTAL INSURANCE		$12,983,672

INTERNET & CATALOG RETAIL – 0.1%

Qliro Group AB*	18,138	21,950

Wayfair, Inc., Class A*	3,145	195,933

TOTAL INTERNET & CATALOG RETAIL		$217,883

INTERNET SOFTWARE & SERVICES – 1.6%

Alibaba Group Holding Ltd. ADR*	831	148,367

Alphabet, Inc., Class C*	208	211,605

Cimpress NV*	1,155	166,101

DeNA Co. Ltd.	10,352	197,306

Facebook, Inc., Class A*	1,574	270,728

GoDaddy, Inc., Class A*	3,281	211,821

Gree, Inc.	14,190	78,404

Mimecast Ltd.*	4,769	181,460

Shopify, Inc., Class A*	1,515	202,449

Spotify Technology SA*	2,511	405,953

Tencent Holdings Ltd.	353	17,355

Wix.com Ltd.*	2,812	231,287

Yahoo Japan Corp.	16,400	67,399

Yandex NV, Class A*	5,116	170,670

TOTAL INTERNET SOFTWARE & SERVICES		$2,560,905

IT SERVICES – 3.6%

Accenture PLC, Class A	4,441	671,479

Amdocs Ltd.	6,572	441,967

Automatic Data Processing, Inc.	4,408	520,497

Black Knight, Inc.*	9,842	478,813

Booz Allen Hamilton Holding Corp.	7,202	285,415

Capgemini SE	2,460	338,412

CGI Group, Inc., Class A*	870	50,413

DTS Corp.	2,798	101,405

DXC Technology Co.	8,023	826,850

Fidelity National Information Services, Inc.	4,489	426,320

FleetCor Technologies, Inc.*	1,114	230,910

Fujitsu Ltd.	23,485	142,377

Genpact Ltd.	7,549	240,738

International Business Machines Corp.	1,176	170,473

PayPal Holdings, Inc.*	3,199	238,677

Sopra Steria Group	383	81,754

Visa, Inc., Class A	2,516	319,230

TOTAL IT SERVICES		$5,565,730

LEISURE EQUIPMENT & PRODUCTS – 0.2%

Bandai Namco Holdings, Inc.	4,568	154,576

Description	Number of Shares	Value

Sankyo Co. Ltd.	2,850	$99,913

TOTAL LEISURE EQUIPMENT & PRODUCTS		$254,489

LIFE SCIENCES TOOLS & SERVICES – 0.0%**

CMIC Holdings Co. Ltd.	1,500	34,398

MACHINERY – 2.7%

Allison Transmission Holdings, Inc.	6,398	249,458

Alstom SA	2,299	104,670

Amada Holdings Co. Ltd.	11,266	135,240

Caterpillar, Inc.	2,289	330,440

Cummins, Inc.	395	63,145

Deere & Co.	3,914	529,682

Dover Corp.	457	42,364

Hisaka Works Ltd.	2,200	23,405

IDEX Corp.	6,904	922,789

Ingersoll-Rand PLC	2,254	189,088

Japan Steel Works Ltd. (The)	1,995	65,347

Middleby Corp.*	3,253	409,358

Mitsubishi Heavy Industries Ltd.	4,382	173,228

PACCAR, Inc.	7,480	476,252

SMC Corp.	305	115,898

Tadano Ltd.	7,200	110,801

Takuma Co. Ltd.	8,280	90,722

Toshiba Machine Co. Ltd.	9,720	64,385

Wabtec Corp.	245	21,758

Xylem, Inc.	2,503	182,469

TOTAL MACHINERY		$4,300,499

MARINE – 0.3%

AP Moeller - Maersk A/S, Class B	37	59,274

D/S Norden A/S*	4,551	83,028

Kuehne + Nagel International AG	1,212	188,704

Pacific Basin Shipping Ltd.*	304,160	80,874

TOTAL MARINE		$411,880

MEDIA – 0.7%

Avex, Inc.	5,105	70,469

CBS Corp., Non-Voting	789	38,819

Fuji Media Holdings, Inc.	4,195	68,777

Gendai Agency, Inc.	1,400	6,907

Lagardere SCA	870	24,883

Metropole Television SA	1,070	26,344

Nippon Television Holdings, Inc.	19,457	341,039

Proto Corp.	1,050	15,072

Publicis Groupe SA	690	51,598

RTL Group SA	299	24,773

SES SA	13,422	207,086

Television Francaise 1	5,982	74,783

TV Asahi Holdings Corp.	4,599	107,854

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     30

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

WPP PLC	3,110	$53,368

TOTAL MEDIA		$1,111,772

METALS & MINING – 1.4%

Acacia Mining PLC*	25,155	49,628

Anglo American Platinum Ltd.	2,601	69,798

Anglo American PLC	6,723	158,188

ArcelorMittal ADR*	5,361	181,416

Barrick Gold Corp.	7,731	104,047

Centerra Gold, Inc.*	13,662	83,422

Chubu Steel Plate Co. Ltd.	2,000	13,869

Compass Minerals International, Inc.	3,642	245,107

Eldorado Gold Corp.*	28,084	26,680

Gerdau SA ADR	35,308	164,888

Gold Fields Ltd.	25,730	97,685

Impala Platinum Holdings Ltd.*	15,595	27,776

Kinross Gold Corp.*	14,557	56,481

Kyoei Steel Ltd.	4,275	89,020

Nakayama Steel Works Ltd.	6,490	45,596

Neturen Co. Ltd.	2,165	21,833

Northern Dynasty Minerals Ltd.*	2,500	2,259

Nucor Corp.	2,292	141,233

Pacific Metals Co. Ltd.*	2,297	80,592

Petra Diamonds Ltd.*	40,561	38,113

Resolute Mining Ltd.	35,849	30,616

Salzgitter AG	1,291	70,896

Tokyo Steel Manufacturing Co. Ltd.	9,640	80,445

Western Areas Ltd.	34,065	87,719

Yamato Kogyo Co. Ltd.	8,105	238,925

TOTAL METALS & MINING		$2,206,232

MULTILINE RETAIL – 0.4%

Canadian Tire Corp. Ltd., Class A	339	46,200

Dollar Tree, Inc.*	3,579	343,190

Harvey Norman Holdings Ltd.	5,175	13,641

Marks & Spencer Group PLC	24,533	97,005

Marui Group Co. Ltd.	9,320	193,433

TOTAL MULTILINE RETAIL		$693,469

MULTI-UTILITIES – 0.9%

Atco Ltd., Class I	611	18,488

Canadian Utilities Ltd., Class A	870	22,157

Centrica PLC	65,212	137,649

CMS Energy Corp.	1,862	87,868

Dominion Energy, Inc.	1,908	126,996

E.ON SE	33,100	362,437

Engie SA	8,052	141,244

Innogy SEΩ	1,279	56,199

National Grid PLC	33,721	390,153

Description	Number of Shares	Value

RWE AG	4,036	$96,467

TOTAL MULTI-UTILITIES		$1,439,658

OIL, GAS & CONSUMABLE FUELS – 3.9%

Advantage Oil & Gas Ltd.*	12,700	40,456

ARC Resources Ltd.	4,048	45,148

BP PLC	60,881	452,225

Cameco Corp.	4,477	47,143

Canadian Natural Resources Ltd.	13,239	477,663

Chevron Corp.	3,398	425,124

Enagas SA	1,237	35,955

Eni SpA	17,565	343,367

EOG Resources, Inc.	3,731	440,892

Gazprom PJSC ADR	32,105	146,399

Imperial Oil Ltd.	7,069	219,841

Inpex Corp.	7,990	102,143

Inter Pipeline Ltd.	5,175	93,307

Japan Petroleum Exploration Co. Ltd.	3,840	99,926

Kinder Morgan, Inc.	8,083	127,873

LUKOIL PJSC ADR	2,555	168,349

Lundin Petroleum AB	9,072	250,087

Painted Pony Energy Ltd.*	15,214	33,178

Pembina Pipeline Corp.	9,000	286,740

Petroleo Brasileiro SA ADR*	24,464	344,698

Royal Dutch Shell PLC, Class B	20,178	720,336

Statoil ASA	1,514	38,717

Surgutneftegas OJSC ADR	23,005	107,810

TOTAL SA	14,902	936,615

Tourmaline Oil Corp.	2,711	50,992

TOTAL OIL, GAS & CONSUMABLE FUELS		$6,034,984

PAPER & FOREST PRODUCTS – 0.3%

Domtar Corp.	8,333	365,819

Louisiana-Pacific Corp.	5,200	147,316

Svenska Cellulosa AB, Class B	1,943	21,518

TOTAL PAPER & FOREST PRODUCTS		$534,653

PERSONAL PRODUCTS – 0.4%

Unilever NV	5,069	290,598

Unilever NV ADR	4,727	270,006

TOTAL PERSONAL PRODUCTS		$560,604

PHARMACEUTICALS – 3.4%

Almirall SA	3,989	49,584

AstraZeneca PLC	9,097	636,816

AstraZeneca PLC ADR	6,519	231,620

Bristol-Myers Squibb Co.	4,519	235,575

Eisai Co. Ltd.	5,200	348,759

GlaxoSmithKline PLC	6,629	132,960

Hikma Pharmaceuticals PLC	12,534	221,007

ANNUAL REPORT / April 30, 2018

31    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Johnson & Johnson	2,642	$334,187

Merck & Co., Inc.	5,432	319,782

Merck KGaA	449	43,863

Novartis AG	8,887	684,071

Ono Pharmaceutical Co. Ltd.	20,168	466,189

Pfizer, Inc.	13,282	486,254

Roche Holding AG	3,408	757,215

Sanofi	1,706	134,880

Takeda Pharmaceutical Co. Ltd.	4,295	180,863

TOTAL PHARMACEUTICALS		$5,263,625

PROFESSIONAL SERVICES – 0.6%

Adecco Group AG	1,348	89,272

CoStar Group, Inc.*	956	350,527

Equifax, Inc.	1,255	140,623

Experian PLC	6,553	150,145

Hays PLC	38,310	94,409

RELX NV	3,220	68,512

SThree PLC	4,332	19,289

Wolters Kluwer NV	1,195	64,661

TOTAL PROFESSIONAL SERVICES		$977,438

REAL ESTATE INVESTMENT TRUSTS – 3.2%

American Tower Corp.	10,613	1,447,189

Ascendas Real Estate Investment Trust	15,520	31,135

AvalonBay Communities, Inc.	1,316	214,508

Brixmor Property Group, Inc.	24,577	365,952

CapitaLand Mall Trust	17,640	27,857

Dexus	5,026	35,743

Federal Realty Investment Trust	268	31,048

Fonciere Des Regions	259	28,966

Goodman Group	7,851	53,414

GPT Group (The)	9,373	33,987

Growthpoint Properties Ltd.	13,678	31,928

H&R Real Estate Investment Trust	1,195	19,191

ICADE	299	29,713

Kimco Realty Corp.	4,356	63,206

Klepierre SA	1,005	41,133

LaSalle Logiport REIT	183	187,911

Mid-America Apartment Communities, Inc.	376	34,389

Mirvac Group	20,701	34,740

Park Hotels & Resorts, Inc.	8,851	254,732

Public Storage	3,544	715,108

SL Green Realty Corp.	201	19,646

Stockland	11,369	35,339

STORE Capital Corp.	12,049	303,996

UDR, Inc.	1,866	67,456

Unibail-Rodamco SE	978	234,788

Description	Number of Shares	Value

Vicinity Centres	16,613	$30,418

Welltower, Inc.	3,052	163,099

Weyerhaeuser Co.	11,001	404,617

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,941,209

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.4%

CapitaLand Ltd.	14,270	40,239

City Developments Ltd.	3,410	32,405

CK Asset Holdings Ltd.	10,000	86,330

Henderson Land Development Co. Ltd.	5,400	34,239

Hongkong Land Holdings Ltd.	5,480	39,605

Hysan Development Co. Ltd.	5,000	29,101

LendLease Group	3,070	41,173

Nexity SA	2,789	174,397

Sun Hung Kai Properties Ltd.	5,000	80,522

Swire Pacific Ltd., Class A	3,500	34,585

Swire Properties Ltd.	8,600	30,526

UOL Group Ltd.	4,463	29,476

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$652,598

ROAD & RAIL – 2.1%

AMERCO	1,986	670,315

Canadian National Railway Co.	18,506	1,429,370

ComfortDelGro Corp. Ltd.	14,660	24,743

Genesee & Wyoming, Inc., Class A*	10,311	734,143

Go-Ahead Group PLC	3,973	105,643

Kansas City Southern	1,657	176,686

Localiza Rent a Car SA	20,500	162,680

TOTAL ROAD & RAIL		$3,303,580

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.6%

Intel Corp.	9,532	492,042

Marvell Technology Group Ltd.	22,349	448,321

Maxim Integrated Products, Inc.	4,547	247,811

MediaTek, Inc.	4,065	46,234

Microchip Technology, Inc.	537	44,925

Micron Technology, Inc.*	3,072	141,251

Miraial Co. Ltd.	1,500	20,935

QUALCOMM, Inc.	6,441	328,555

Shinko Electric Industries Co. Ltd.	10,210	79,432

Skyworks Solutions, Inc.	2,446	212,215

Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	198,051

Tokyo Seimitsu Co. Ltd.	4,715	179,082

United Microelectronics Corp.	128,000	69,027

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$2,507,881

SOFTWARE – 1.8%

Alpha Systems, Inc.	500	10,374

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     32

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Guidewire Software, Inc.*	2,375	$200,972

Microsoft Corp.	8,177	764,713

Nexon Co. Ltd.*	15,370	223,655

NHN Entertainment Corp.*	1,130	64,774

Nice Ltd.*	394	37,327

NSD Co. Ltd.	3,299	68,781

Open Text Corp.	1,195	42,190

salesforce.com, Inc.*	2,098	253,837

ServiceNow, Inc.*	1,098	182,422

SS&C Technologies Holdings, Inc.	12,732	632,144

Workday, Inc., Class A*	2,428	303,112

TOTAL SOFTWARE		$2,784,301

SPECIALTY RETAIL – 2.1%

Camping World Holdings, Inc., Class A	10,812	309,548

CarMax, Inc.*	7,344	459,000

CECONOMY AG	6,912	77,455

Halfords Group PLC	16,778	87,438

Hikari Tsushin, Inc.	580	94,020

Home Depot, Inc. (The)	2,870	530,376

Honeys Holdings Co. Ltd.	2,555	24,430

Kingfisher PLC	9,413	39,257

L Brands, Inc.	4,355	152,033

Nishimatsuya Chain Co. Ltd.	10,535	129,501

PAL GROUP Holdings Co. Ltd.	1,640	44,926

Ross Stores, Inc.	3,293	266,239

Shimamura Co. Ltd.	943	109,740

TJX Cos., Inc. (The)	6,529	553,986

Tractor Supply Co.	1,524	103,632

Via Varejo SA	18,100	152,624

Xebio Holdings Co. Ltd.	4,335	81,671

TOTAL SPECIALTY RETAIL		$3,215,876

TEXTILES, APPAREL & LUXURY GOODS – 1.1%

361 Degrees International Ltd.	147,130	46,522

adidas AG	783	192,437

Daphne International Holdings Ltd.*	195,140	10,011

Geox SpA	13,724	46,160

Hanesbrands, Inc.	11,500	212,405

NIKE, Inc., Class B	9,588	655,723

Sanyo Shokai Ltd.	2,670	61,852

Under Armour, Inc., Class A*	12,653	224,717

Under Armour, Inc., Class C*	1,738	26,678

VF Corp.	2,877	232,663

Xtep International Holdings Ltd.	106,540	61,897

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$1,771,065

TOBACCO – 0.9%

Altria Group, Inc.	7,388	414,541

Description	Number of Shares	Value

British American Tobacco PLC	9,691	$531,531

Imperial Brands PLC	1,970	70,486

Japan Tobacco, Inc.	8,392	225,587

Philip Morris International, Inc.	2,229	182,778

Swedish Match AB	1,032	46,296

TOTAL TOBACCO		$1,471,219

TRADING COMPANIES & DISTRIBUTORS – 1.0%

Brenntag AG	8,611	493,169

Fastenal Co.	6,036	301,740

ITOCHU Corp.	26,525	530,458

Rexel SA	7,750	120,139

SIG PLC	28,432	55,583

TOTAL TRADING COMPANIES & DISTRIBUTORS		$1,501,089

TRANSPORTATION INFRASTRUCTURE – 0.3%

Hamburger Hafen und Logistik AG	1,683	40,413

Jiangsu Expressway Co. Ltd., Class H	225,000	308,503

Sydney Airport	30,686	164,295

TOTAL TRANSPORTATION INFRASTRUCTURE		$513,211

WATER UTILITIES – 0.2%

Guangdong Investment Ltd.	205,640	318,296

WIRELESS TELECOMMUNICATION SERVICES – 1.2%

China Mobile Ltd.	26,810	255,405

KDDI Corp.	33,446	897,811

Millicom International Cellular SA	5,023	332,717

NTT DOCOMO, Inc.	11,880	306,908

Orange Belgium SA	2,823	58,596

Rogers Communications, Inc., Class B	1,277	60,282

StarHub Ltd.	6,870	11,720

Vodacom Group Ltd.	2,390	29,880

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,953,319

TOTAL COMMON STOCKS (COST $130,999,057)		$142,672,253

INVESTMENT COMPANIES – 0.1%

EQUITY FUNDS – 0.1%

iShares Core MSCI EAFE ETF	1,415	94,296

Nomura TOPIX ETF	5,836	98,469

TOTAL EQUITY FUNDS		$192,765

TOTAL INVESTMENT COMPANIES (COST $187,791)		$192,765

PREFERRED STOCKS – 0.1%

TELECOMMUNICATION SERVICES – 0.0%**

Telefonica Brasil SA 2.41%	3,700	52,165

ANNUAL REPORT / April 30, 2018

33    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

UTILITIES – 0.1%

Cia Paranaense de Energia 3.73%	12,400	$95,216

TOTAL PREFERRED STOCKS (COST $158,165)		$147,381

MONEY MARKET FUND – 5.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%^	8,605,950	$8,605,950

TOTAL MONEY MARKET FUND (COST $8,605,950)		$8,605,950

TOTAL INVESTMENTS – 96.9%ø (COST $139,950,963)		$151,618,349

OTHER ASSETS LESS LIABILITIES – 3.1%		4,882,486

TOTAL NET ASSETS – 100.0%		$156,500,835

Cost of investments for Federal income tax purposes is $140,627,727. The net unrealized appreciation/(depreciation) of investments was $10,738,150. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $15,202,539 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(4,464,389).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks

Aerospace & Defense	$907,252	$420,513	$—	$1,327,765

Air Freight & Logistics	369,783	493,518	—	863,301

Airlines	463,215	237,524	—	700,739

Auto Components	28,285	1,558,154	—	1,586,439

Automobiles	96,738	1,142,302	—	1,239,040

Beverages	629,582	1,206,577	—	1,836,159

Biotechnology	122,875	—	—	122,875

Building Products	885,828	470,604	—	1,356,432

Capital Markets	1,782,711	916,328	—	2,699,039

Chemicals	1,490,545	1,277,187	—	2,767,732

Commercial Banks	3,007,645	304,564	—	3,312,209

Commercial Services & Supplies	3,498,409	470,603	—	3,969,012

Communications Equipment	1,583,637	501,145	—	2,084,782

Computers & Peripherals	738,760	373,464	—	1,112,224

Construction & Engineering	—	2,316,431	—	2,316,431

Construction Materials	193,335	402,497	—	595,832

Consumer Finance	933,632	—	—	933,632

Containers & Packaging	2,783,229	812,040	—	3,595,269

Distributors	164,805	—	—	164,805

Diversified Consumer Services	444,646	54,089	—	498,735

Diversified Financial Services	3,335,285	7,051,488	—	10,386,773

Diversified Telecommunication Services	886,608	2,330,894	—	3,217,502

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     34

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Electric Utilities	$1,993,830	$1,325,204	$—	$3,319,034

Electrical Equipment	994,692	200,300	—	1,194,992

Electronic Equipment, Instruments & Components	636,793	799,953	—	1,436,746

Energy Equipment & Services	—	141,634	—	141,634

Food & Staples Retailing	571,393	882,337	—	1,453,730

Food Products	1,772,568	1,025,332	—	2,797,900

Gas Utilities	311,196	731,950	—	1,043,146

Health Care Equipment & Supplies	3,457,315	61,379	—	3,518,694

Health Care Providers & Services	3,646,935	224,365	—	3,871,300

Health Care Technology	—	49,228	—	49,228

Hotels, Restaurants & Leisure	2,565,102	220,407	—	2,785,509

Household Durables	1,807,550	851,034	—	2,658,584

Household Products	509,619	290,738	—	800,357

Industrial Conglomerates	—	829,137	—	829,137

Insurance	8,339,767	4,643,905	—	12,983,672

Internet & Catalog Retail	195,933	21,950	—	217,883

Internet Software & Services	2,200,441	360,464	—	2,560,905

IT Services	4,901,782	663,948	—	5,565,730

Leisure Equipment & Products	—	254,489	—	254,489

Life Sciences Tools & Services	—	34,398	—	34,398

Machinery	3,416,803	883,696	—	4,300,499

Marine	—	411,880	—	411,880

Media	38,819	1,072,953	—	1,111,772

Metals & Mining	1,005,533	1,200,699	—	2,206,232

Multiline Retail	389,390	304,079	—	693,469

Multi-Utilities	255,509	1,184,149	—	1,439,658

Oil, Gas & Consumable Fuels	2,947,803	3,087,181	—	6,034,984

Paper & Forest Products	513,135	21,518	—	534,653

Personal Products	270,006	290,598	—	560,604

Pharmaceuticals	1,607,418	3,656,207	—	5,263,625

Professional Services	491,150	486,288	—	977,438

Real Estate Investment Trusts	4,104,137	837,072	—	4,941,209

Real Estate Management & Development	—	652,598	—	652,598

Road & Rail	3,173,194	130,386	—	3,303,580

Semiconductors & Semiconductor Equipment	1,915,120	592,761	—	2,507,881

Software	2,379,390	404,911	—	2,784,301

Specialty Retail	2,527,438	688,438	—	3,215,876

Textiles, Apparel & Luxury Goods	1,352,186	418,879	—	1,771,065

Tobacco	597,319	873,900	—	1,471,219

Trading Companies & Distributors	301,740	1,199,349	—	1,501,089

Transportation Infrastructure	—	513,211	—	513,211

Water Utilities	—	318,296	—	318,296

Wireless Telecommunication Services	60,282	1,893,037	—	1,953,319

Investment Companies	94,296	98,469	—	192,765

Preferred Stocks	147,381	—	—	147,381

Money Market Fund	8,605,950	—	—	8,605,950

Total Investments in Securities	94,445,720	57,172,629	—	151,618,349

ANNUAL REPORT / April 30, 2018

35    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$357,122	$—	$357,122

Financial Futures Contracts	2,086,193	—	—	2,086,193

Total Assets - Other Financial Instruments	$2,086,193	$357,122	$—	$2,443,315

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(43,673)	$—	$(43,673)

Financial Futures Contracts	(424,448)	—	—	(424,448)

Total Liabilities - Other Financial Instruments	$(424,448)	$(43,673)	$—	$(468,121)

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

*	Non-income producing security.

^	7-Day net yield.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2018, these liquid restricted securities amounted to $135,226 representing 0.09% of total net assets.

ø

On April 30, 2018, the Fund utilized International Fair Value Pricing, as defined in Note 2 in Notes to Financial Statements. The value of these securities amounted to $57,172,629 representing 36.53% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:		Currency Code	Currency
ADR	American Depositary Receipt	AUD	Australian Dollar
ETF	Exchange Traded Fund	CAD	Canadian Dollar
GDR	Global Depositary Receipt	CHF	Swiss Franc
MSCI	Morgan Stanley Capital International	EUR	Euro
PLC	Public Limited Company	GBP	British Pound Sterling
REIT	Real Estate Investment Trust	HKD	Hong Kong Dollar
		JPY	Japanese Yen

At April 30, 2018, the Wilmington Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
5/1/2018	BNP Paribas SA	386,205 JPY	$3,541	$3,533	$ —	$ (8)
5/2/2018	HSBC Bank USA, N.A.	192,828 HKD	24,569	24,568	—	(1)
5/3/2018	State Street Corp.	48,159 EUR	58,211	58,157	—	(54)
5/7/2018	Royal Bank of Canada	1,521,252 JPY	13,922	13,922	—	—
CONTRACTS SOLD
5/1/2018	BNP Paribas SA	14,257,741 JPY	130,742	130,422	320	—
5/1/2018	Bank of New York	25,406 JPY	232	232	—	—
5/1/2018	Bank of New York	1,447 CAD	1,123	1,126	—	(3)
5/1/2018	Bank of New York	350 CAD	272	272	—	—
5/1/2018	Bank of New York	108 CAD	84	84	—	—
5/1/2018	Bank of New York	10 CAD	8	8	—	—
5/2/2018	HSBC Bank USA, N.A.	1,937,338 JPY	17,718	17,722	—	(4)
5/2/2018	HSBC Bank USA, N.A.	24,396 GBP	33,563	33,586	—	(23)
5/2/2018	Bank of New York	7,738 EUR	9,368	9,345	23	—
5/2/2018	Credit Agricole SA	6,036 JPY	55	55	—	—
5/2/2018	Bank of New York	2,191 CHF	2,208	2,210	—	(2)
5/2/2018	Bank of New York	1,507 EUR	1,824	1,819	5	—

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    36

Wilmington Global Alpha Equities Fund (concluded)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS SOLD (continued)
5/2/2018	Bank of New York	666 EUR	$805	$804	$1	$—
5/2/2018	Bank of New York	609 CAD	475	475	—	—
5/2/2018	Bank of New York	475 CAD	370	370	—	—
5/3/2018	Bank of New York	2,412 EUR	2,918	2,914	4	—
5/3/2018	Bank of New York	1,823 CHF	1,839	1,839	—	—
5/3/2018	Bank of New York	1,379 EUR	1,668	1,665	3	—
5/3/2018	Bank of New York	621 AUD	468	468	—	—
6/20/2018	Australia & New Zealand Banking Group	859,100,000 JPY	8,123,647	7,886,900	236,747	—
6/20/2018	Bank of Montreal	3,310,000 CAD	2,537,575	2,581,153	—	(43,578)
6/20/2018	Deutsche Bank AG	3,187,000 EUR	3,952,932	3,864,070	88,862	—
6/20/2018	Citigroup Global Markets	1,376,000 GBP	1,930,323	1,899,166	31,157	—
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$ 357,122	$ (43,673)

At April 30, 2018, the Wilmington Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount(a)	Contract Amount	Contract at Value	Unrealized Appreciation(b)	Unrealized (Depreciation)(b)
SHORT POSITIONS:
E-mini MSCI EAFE Index	June 2018	206	$20,872,950	$20,969,924	$20,872,950	$ 96,974	$ —
E-Mini Russell 2000 Index	June 2018	61	4,708,590	4,811,095	4,708,590	102,505	—
E-Mini S&P 500	June 2018	266	35,205,100	37,091,814	35,205,100	1,886,714	—
Euro STOXX 50 Index	June 2018	48	1,667,520EUR	1,967,034	2,051,115	—	(84,081)
FTSE 100 Index	June 2018	19	1,417,400GBP	1,875,552	1,963,447	—	(87,895)
S&P TSX 60 Index	June 2018	29	5,335,420CAD	4,145,163	4,158,512	—	(13,349)
TOPIX Index	June 2018	38	676,210,000JPY	6,121,711	6,360,834	—	(239,123)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$2,086,193	$(424,448)

(a)	Notional Amount denominated in USD unless otherwise noted.

(b)

The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until April 30, 2018. If variation margin settles the same day, then no amount may be shown in the Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Inflation-Linked & Fixed Income Securities:
U.S. Government Inflation-Linked Securities	19.7%
Mortgage-Backed Securities	3.1%
Corporate Bonds	1.6%
Foreign Government Inflation-Linked Securities	1.7%
Foreign Government Securities	1.5%
Asset-Backed Securities	1.3%
U.S. Treasury	0.2%
Certificates of Deposit	0.2%
Real Estate Related Securities:
Exchange-Traded Funds	32.4%
Real Estate Investment Trusts	16.1%
Common Stocks	10.9%
Investment Companies	5.0%
Commodity Related Securities:
Exchange-Traded Funds	12.4%
Purchased Options	0.1%
Written Options	0.0%[3]
TBA Sale Commitment	(0.1)%
Short-Term Investments
Cash Equivalents[1]	7.5%
Other Assets and Liabilities – Net[2]	(13.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value (a)	Value
INFLATION-LINKED & FIXED INCOME SECURITIES – 29.3%

ASSET-BACKED SECURITIES – 1.3%

COLLATERALIZED LOAN OBLIGATION – 0.3%

Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3 Month USD LIBOR + 0.90%), 3.25%, 10/15/27Δ,Ω	300,000	$300,065

Symphony CLO VIII LP, Series 2012-8A, Class AR, (3 Month USD LIBOR + 1.10%), 3.43%, 1/09/23Δ,Ω	47,931	48,027

Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 Month USD LIBOR + 0.88%), 3.23%, 4/15/28Δ,Ω	260,000	259,997

Description	Par Value (a)	Value

Venture VII CDO Ltd., Series 2006-7A, Class A1A, (3 Month USD LIBOR + 0.23%), 2.59%, 1/20/22Δ,Ω	156,292	$156,236

Venture XII CLO Ltd., Series 2012-12A, Class ARR, (3 Month USD LIBOR + 0.80%), 2.78%, 2/28/26Δ,Ω	270,000	270,007

TOTAL COLLATERALIZED LOAN OBLIGATION		$1,034,332

DIVERSIFIED FINANCIAL SERVICES – 0.3%

Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1, (1 Month USD LIBOR + 0.39%), 2.29%, 3/25/36Δ	300,000	301,769

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    38

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M2, (1 Month USD LIBOR + 0.98%), 2.87%, 5/25/35Δ	545,623	$541,671

TOTAL DIVERSIFIED FINANCIAL SERVICES		$843,440

WHOLE LOAN – 0.7%

Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A3, (1 Month USD LIBOR + 0.22%), 2.12%, 8/25/36Δ	1,200,000	1,173,338

Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M2, (1 Month USD LIBOR + 0.95%), 2.84%, 4/25/36Δ	241,321	232,867

Navient Student Loan Trust, Series 2016-7A, Class A, (1 Month USD LIBOR + 1.15%), 3.05%, 3/25/66Δ,Ω	248,167	253,285

Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Class M2, (1 Month USD LIBOR + 0.29%), 2.19%, 3/25/36Δ	200,000	197,839

Saxon Asset Securities Trust, Series 2005-1, Class M2, (1 Month USD LIBOR + 0.72%), 2.62%, 5/25/35Δ	208,458	190,504

VOLT LV LLC, Series 2017-NPL2, Class A1, (Current rate effective through 3/25/20. Thereafter rate will increase to 6.50%), 3.50%, 3/25/47ÿ,Ω	69,580	69,605

TOTAL WHOLE LOAN		$2,117,438

TOTAL ASSET-BACKED SECURITIES
(COST $3,642,834)		$3,995,210

CERTIFICATES OF DEPOSIT – 0.2%

CERTIFICATE OF DEPOSIT – 0.2%

Barclays Bank PLC,

1.94%, 9/04/18	400,000	399,236

(3 Month USD LIBOR + 0.47%), 2.35%, 5/17/18Δ	200,000	200,058

TOTAL CERTIFICATE OF DEPOSIT		$599,294

TOTAL CERTIFICATES OF DEPOSIT
(COST $600,000)		$599,294

CORPORATE BONDS – 1.6%

ENERGY – 0.2%

Enbridge, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.40%), 2.74%, 1/10/20Δ	100,000	100,024

NextEra Energy Capital Holdings, Inc., Company Guaranteed, (3 Month USD LIBOR + 0.32%), 2.37%, 9/03/19Δ	110,000	110,276

Petrobras Global Finance BV, Company Guaranteed,

6.00%, 1/27/28Ω	291,000	283,900

7.38%, 1/17/27	100,000	107,400

TOTAL ENERGY		$601,600

Description	Par Value (a)	Value

FINANCIALS – 1.3%

Ally Financial, Inc., Company Guaranteed, 3.50%, 1/27/19	100,000	$100,375

Bank of America Corp., Sr. Unsecured, MTN, (Unidad de Inverso Index + 0.00%), 4.44%, 10/21/25Δ	5,000,000MXN	341,540

Bank of Nova Scotia (The), 1.53%, 5/23/18‡	1,000,000CAD	778,103

BRFkredit A/S, 111E, Covered Bonds, 2.50%, 10/01/47	54,351DKK	9,130

Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed, 3.80%, 9/15/22	250,000	250,178

Goldman Sachs Group, Inc. (The), Sr. Unsecured,

(3 Month USD LIBOR + 0.82%), 2.88%, 10/31/22Δ	100,000	97,412

(3 Month USD LIBOR + 1.20%), 3.32%, 9/15/20Δ	600,000	611,962

ING Bank NV, Covered Bonds, 2.63%, 12/05/22Ω	200,000	194,798

International Lease Finance Corp., Sr. Unsecured,

6.25%, 5/15/19	100,000	103,312

8.25%, 12/15/20	100,000	111,392

Intesa Sanpaolo SpA, Sr. Unsecured, 6.50%, 2/24/21Ω	300,000	321,844

Nordea Kredit Realkreditaktieselskab, Covered Bonds, 2.50%, 10/01/47	563DKK	95

Nykredit Realkredit A/S, 01E, Covered Bonds, 2.50%, 10/01/47	145,855DKK	24,503

Realkredit Danmark A/S, 23S, Covered Bonds, MTN, 2.50%, 7/01/47	97,608DKK	16,406

Royal Bank of Canada,

1.53%, 5/28/18‡	100,000CAD	77,794

1.54%, 5/16/18‡	540,000CAD	420,296

UBS AG, Sr. Unsecured,

(3 Month USD LIBOR + 0.32%), 2.35%, 12/07/18Δ,Ω	200,000	200,194

(3 Month USD LIBOR + 0.58%), 2.63%, 6/08/20Δ,Ω	200,000	200,853

TOTAL FINANCIALS		$3,860,187

INTERNET SOFTWARE & SERVICES – 0.0%**

eBay, Inc., Sr. Unsecured, 2.75%, 1/30/23	100,000	96,283

OIL & GAS – 0.0%**

Sempra Energy, Sr. Unsecured, (3 Month USD LIBOR + 0.45%), 2.57%, 3/15/21Δ	100,000	100,206

TELECOMMUNICATIONS – 0.1%

AT&T, Inc., Sr. Unsecured,

(3 Month USD LIBOR + 0.65%), 3.00%, 1/15/20Δ	200,000	201,319

ANNUAL REPORT / April 30, 2018

39    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

5.15%, 2/15/50Ω	100,000	$101,625

TOTAL TELECOMMUNICATIONS		$302,944

TOBACCO – 0.0%**

BAT Capital Corp., Company Guaranteed, (3 Month USD LIBOR + 0.59%), 2.42%, 8/14/20Δ,Ω	100,000	100,537

TOTAL CORPORATE BONDS
(COST $5,138,760)		$5,061,757

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 1.7%

GOVERNMENT – 1.7%

Australia Government Bond, Sr. Unsecured, 3.00%, 9/20/25	310,000AUD	326,825

Denmark Inflation Linked Government Bond, 0.10%, 11/15/23	2,141,129DKK	372,518

France Government Bond OAT,

0.10%, 3/01/25	90,000EUR	119,194

1.85%, 7/25/27	270,000EUR	447,976

Italy Buoni Poliennali Del Tesoro,

2.55%, 9/15/41	33,128EUR	51,535

2.35%, 9/15/24Ω	110,000EUR	158,711

Japanese Government CPI Linked Bond, 22, Sr. Unsecured, 0.10%, 3/10/27	110,807,400JPY	1,075,436

Mexican Udibonos, 4.50%, 11/22/35	1,977,200MXN	115,922

New Zealand Government Bond, Sr. Unsecured, 2.00%, 9/20/25	1,150,000NZD	894,586

United Kingdom Gilt Inflation Linked,

0.13%, 3/22/26	808,000GBP	1,375,023

0.13%, 3/22/46	75,496GBP	162,686

0.13%, 8/10/48	20,000GBP	45,141

0.13%, 11/22/56	1,000GBP	2,667

0.13%, 11/22/65	25,000GBP	79,092

TOTAL GOVERNMENT		$5,227,312

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES
(COST $5,284,901)		$5,227,312

FOREIGN GOVERNMENT SECURITIES – 1.6%

GOVERNMENT – 1.6%

Argentina Bonar Bonds, (Argentina Deposit Rates Badlar Private Banks + 2.00%), 24.94%, 4/03/22Δ	99,000ARS	4,818

Argentina POM Politica Monetaria, (Argentina Cental Bank + 0.00%), 27.93%, 6/21/20Δ	3,820,000ARS	194,769

Argentine Republic Government International Bond, Sr. Unsecured, 5.88%, 1/11/28	100,000	91,788

Description	Par Value (a)	Value

Autonomous Community of Catalonia, Sr. Unsecured, 4.75%, 6/04/18	100,000EUR	$121,290

Corp. Andina de Fomento, Series 11U, Sr. Unsecured, 3.95%, 10/15/21	5,001,756MXN	261,450

Cyprus Government International Bond, Sr. Unsecured, MTN,

3.75%, 7/26/23	30,000EUR	39,991

4.25%, 11/04/25	20,000EUR	27,454

2.75%, 6/27/24	10,000EUR	12,703

3.88%, 5/06/22	20,000EUR	26,626

Italy Buoni Poliennali Del Tesoro, 0.25%, 5/15/18	100,000EUR	120,795

Japan Treasury Discount Bill,

0.00%, 5/01/18‡	120,000,000JPY	1,097,700

0.00%, 5/07/18‡	41,000,000JPY	375,059

0.00%, 5/21/18‡	80,000,000JPY	731,861

0.00%, 5/21/18‡	23,300,000JPY	213,155

0.00%, 7/30/18‡	120,000,000JPY	1,098,078

Peru Government Bond, Sr. Unsecured, 6.15%, 8/12/32Ω	700,000PEN	226,386

United Kingdom Gilt, 4.25%, 12/07/27	100,000GBP	172,591

TOTAL GOVERNMENT		$4,816,514

TOTAL FOREIGN GOVERNMENT SECURITIES
(COST $4,998,135)		$4,816,514

MORTGAGE-BACKED SECURITIES – 3.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.3%

Fannie Mae Pool,

3.50%, 9/01/45	157,467	156,662

3.50%, 9/01/46	602,962	599,883

3.50%, 6/01/48	4,470,000	4,429,141

4.00%, 6/01/48	2,000,000	2,033,438

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$7,219,124

WHOLE LOAN – 0.7%

BCAP LLC Trust, Series 2009-RR6-I, Class 3A1, 3.65%, 12/26/37Δ,Ω	23,473	23,601

Grifonas Finance PLC, Class A, (6 Month EURIBOR + 0.28%), 0.01%, 8/28/39Δ	456,821EUR	495,130

Rise Ltd., 2014-1, Class A, 4.75%, 2/15/39	169,278	169,278

Sequoia Mortgage Trust 6, Series 6, Class A, (1 Month USD LIBOR + 0.64%), 2.54%, 4/19/27Δ	690,841	667,105

Trinity Square 2015-1A PLC, Series 2015-1A, Class A, (3 Month GBP LIBOR + 1.15%), 1.94%, 7/15/51Δ,Ω	393,818GBP	548,921

Wamu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4,

3.02%, 11/25/36Δ	218,438	213,291

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     40

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

3.52%, 3/25/37Δ	77,315	$77,077

TOTAL WHOLE LOAN		$2,194,403

TOTAL MORTGAGE-BACKED SECURITIES
(COST $9,326,882)		$9,413,527

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 19.7%

U.S. TREASURY INFLATION INDEXED BONDS –19.7%

U.S. Treasury Inflation Indexed Bond,

0.13%, 4/15/19	1,633,000	1,727,684

0.13%, 4/15/20	1,398,000	1,474,156

0.13%, 4/15/21	1,342,000	1,390,397

0.13%, 1/15/22	182,000	196,888

0.13%, 4/15/22	639,000	640,786

0.13%, 7/15/22	102,000	108,631

0.13%, 1/15/23	2,331,000	2,456,092

0.13%, 7/15/24	6,296,000	6,397,518

0.13%, 7/15/26	491,000	486,647

0.25%, 1/15/25	2,098,000	2,138,542

0.38%, 7/15/23	4,292,000	4,544,222

0.38%, 7/15/25	1,579,000	1,622,871

0.38%, 1/15/27	99,000	98,772

0.50%, 1/15/28	1,296,000	1,276,835

0.63%, 7/15/21	302,000	335,564

0.63%, 4/15/23	330,000	329,959

0.63%, 1/15/24	2,200,000	2,341,500

0.63%, 1/15/26	3,468,000	3,603,063

0.63%, 2/15/43	196,000	199,232

0.75%, 2/15/42	839,000	896,555

0.75%, 2/15/45	643,000	652,202

0.88%, 2/15/47	1,258,000	1,281,817

1.00%, 2/15/46	1,304,000	1,396,245

1.00%, 2/15/48	412,000	424,785

1.25%, 7/15/20	1,043,000	1,215,707

1.38%, 2/15/44	2,267,000	2,679,883

1.75%, 1/15/28	2,347,000	3,043,053

1.88%, 7/15/19	226,000	269,382

2.00%, 1/15/26	721,000	991,193

2.13%, 2/15/40	180,000	260,337

2.13%, 2/15/41	659,000	946,606

2.38%, 1/15/25	1,273,000	1,866,046

2.38%, 1/15/27	594,000	833,895

2.50%, 1/15/29	3,003,000	4,091,646

3.38%, 4/15/32	136,000	254,233

3.63%, 4/15/28	3,361,000	6,579,179

3.88%, 4/15/29	858,000	1,714,836

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$60,766,959

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES
(COST $61,038,645)		$60,766,959

Description	Par Value (a)	Value

U.S. TREASURY – 0.2%

U.S. TREASURY NOTES – 0.2%

U.S. Treasury Note,

1.88%, 7/31/22	400,000	$385,977

2.75%, 2/15/28	281,000	276,317

TOTAL U.S. TREASURY NOTES		$662,294

TOTAL U.S. TREASURY
(COST $661,373)		$662,294

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES
(COST $90,691,530)		$90,542,867
	Number of Shares
REAL ESTATE RELATED SECURITIES – 64.4%

COMMON STOCKS – 10.9%

DIVERSIFIED – 0.0%**

Argosy Property Ltd.	61,413	$ 43,807

Stride Stapled Group	41,068	49,903

TOTAL DIVERSIFIED		$ 93,710

DIVERSIFIED REAL ESTATE ACTIVITIES – 5.5%

Airport City Ltd.*	4,442	50,714

Allreal Holding AG	1,074	176,576

CapitaLand Ltd.	193,900	546,769

Chinese Estates Holdings Ltd.	47,000	69,905

City Developments Ltd.	46,300	439,984

D Carnegie & Co. AB*	2,744	42,684

Daito Trust Construction Co. Ltd.	5,900	984,504

Daiwa House Industry Co. Ltd.	51,600	1,886,561

DIC Asset AG	3,489	42,928

Far East Consortium International Ltd.	78,000	44,544

Gateway Lifestyle	18,241	27,211

Great Eagle Holdings Ltd.	19,000	95,975

Hang Lung Properties Ltd.	155,000	366,819

Heiwa Real Estate Co. Ltd.	4,300	100,720

Henderson Land Development Co. Ltd.	102,344	648,918

HKR International Ltd.	60,800	36,994

K Wah International Holdings Ltd.	85,000	52,174

Kerry Properties Ltd.	45,500	217,514

LendLease Group	43,161	578,846

Leopalace21 Corp.	20,100	174,326

Mitsubishi Estate Co. Ltd.	105,300	1,924,100

Mitsui Fudosan Co. Ltd.	78,000	1,998,005

Mobimo Holding AG*	508	131,210

New World Development Co. Ltd.	413,000	605,673

Nomura Real Estate Holdings, Inc.	11,000	272,211

PATRIZIA Immobilien AG*	3,400	67,872

Property & Building Corp. Ltd.	169	12,577

ANNUAL REPORT / April 30, 2018

41    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Realia Business SA*	22,825	$30,259

RMR Group, Inc., Class A (The)	300	22,320

SAMTY Co. Ltd.	1,500	27,721

Shinoken Group Co. Ltd.	1,000	30,404

Soundwill Holdings Ltd.	17,500	31,129

Sumitomo Realty & Development Co. Ltd.	37,000	1,469,759

Sun Frontier Fudousan Co. Ltd.	1,700	20,512

Sun Hung Kai Properties Ltd.	124,000	1,996,951

Tokyo Tatemono Co. Ltd.	16,200	246,713

Tokyu Fudosan Holdings Corp.	44,300	348,619

Tricon Capital Group, Inc.	10,434	81,752

UOL Group Ltd.	43,900	289,943

Wharf Holdings Ltd.	75,000	249,514

Wheelock & Co. Ltd.	59,000	437,734

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$16,879,644

INDUSTRIALS – 0.0%**

Propertylink Group	45,110	34,993

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.	75,214	67,617

REAL ESTATE DEVELOPMENT – 1.2%

ADLER Real Estate AG*	1,923	35,727

Asian Growth Properties Ltd.*,††	22,824	—

Aveo Group	16,575	32,552

CK Asset Holdings Ltd.	205,000	1,769,758

Daikyo, Inc.	2,300	50,059

DREAM Unlimited Corp., Class A*	9,069	67,596

Frasers Property Ltd.	26,000	39,704

Goldcrest Co. Ltd.	2,700	57,352

Greenland Hong Kong Holdings Ltd.	101,000	46,534

Helical PLC	12,067	62,458

Howard Hughes Corp, (The)*	630	85,239

Nexity SA	3,356	209,851

Road King Infrastructure Ltd.	28,000	53,086

Selvaag Bolig ASA	6,948	35,289

Sino Land Co. Ltd.	228,000	393,568

St. Modwen Properties PLC	19,519	110,200

TAG Immobilien AG	10,923	230,824

TK Development A/S*	9,212	10,522

Villa World Ltd.	19,108	35,479

Wang On Properties Ltd.	288,000	45,306

Wheelock Properties Singapore Ltd.	40,300	55,115

Wing Tai Holdings Ltd.	57,900	88,713

Yoma Strategic Holdings Ltd.	76,000	24,482

TOTAL REAL ESTATE DEVELOPMENT		$3,539,414

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%

ADO Properties SAΩ	2,243	123,298

Description	Number of Shares	Value

Aeon Mall Co. Ltd.	8,600	$173,904

BUWOG AG*	8,520	298,901

Norstar Holdings, Inc.	1,096	19,329

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$615,432

REAL ESTATE OPERATING COMPANIES – 4.0%

ADO Group Ltd.*	4,844	88,325

Africa Israel Properties Ltd.*	936	21,576

Alony Hetz Properties & Investments Ltd.	7,307	64,817

Alrov Properties & Lodgings Ltd.	1	22

Amot Investments Ltd.	8,779	43,265

Arealink Co. Ltd.	1,100	36,302

Azrieli Group Ltd.	2,722	124,511

Big Shopping Centers Ltd.	209	13,401

Blue Square Real Estate Ltd.	398	14,252

Brack Capital Properties NV*	235	26,035

CA Immobilien Anlagen AG	5,472	189,746

Capital & Counties Properties PLC	62,500	247,364

Castellum AB	20,447	330,519

Citycon OYJ	29,240	66,874

Daibiru Corp.	5,100	60,810

Deutsche Euroshop AG	2,261	81,261

Deutsche Wohnen SE	27,311	1,288,931

Dios Fastigheter AB	6,443	40,876

Entra ASAΩ	9,459	129,725

Fabege AB	21,044	242,299

Fastighets AB Balder, Class B*	7,816	201,356

First Capital Realty, Inc.	12,590	196,800

Gazit-Globe Ltd.	6,507	61,519

Grainger PLC	31,155	134,175

Grand City Properties SA	7,826	188,542

Hang Lung Group Ltd.	62,000	187,272

Hemfosa Fastigheter AB	11,802	146,193

Hongkong Land Holdings Ltd.	87,500	632,384

Hufvudstaden AB, Class A	8,814	129,353

Hulic Co. Ltd.	36,200	389,528

Hysan Development Co. Ltd.	47,001	273,554

Ichigo, Inc.	17,500	77,930

IMMOFINANZ AG	65,730	172,079

Inmobiliaria Colonial Socimi SA	22,431	260,646

Intershop Holding AG	103	51,412

Jerusalem Economy Ltd.*	11,531	28,029

Keihanshin Building Co. Ltd.	10,000	85,202

Kennedy-Wilson Holdings, Inc.	2,630	49,839

Klovern AB, Class B	62,004	77,370

Kungsleden AB	14,057	99,688

Langham Hospitality Investments &

Langham Hospitality Investments Ltd.	59,000	24,702

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     42

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

LEG Immobilien AG	4,697	$541,578

Liu Chong Hing Investment Ltd.	26,000	41,804

MAS Real Estate, Inc.	26,391	49,644

Melisron Ltd.	1,293	52,794

Nam Tai Property, Inc.	3,727	45,283

NEPI Rockcastle PLC	42,269	465,836

NTT Urban Development Corp.	9,000	106,041

PSP Swiss Property AG	3,582	334,691

S IMMO AG*	4,007	79,264

Summit Real Estate Holdings Ltd.	2,771	24,868

Swire Properties Ltd.	87,600	310,935

Swiss Prime Site AG*	5,348	501,075

Technopolis OYJ	9,027	42,224

TLG Immobilien AG	6,412	184,465

TOC Co. Ltd.	6,500	57,556

Unizo Holdings Co. Ltd.	900	21,431

Victoria Park AB, Class B	9,481	38,929

Vonovia SE	37,511	1,879,481

Wallenstam AB, Class B	16,464	147,498

Wharf Real Estate Investment	91,000	682,295

Wihlborgs Fastigheter AB	5,176	119,952

TOTAL REAL ESTATE OPERATING COMPANIES		$12,306,128

RETAIL – 0.0%**

Investore Property Ltd.	10,849	10,829

Kiwi Property Group Ltd.	97,225	93,494

TOTAL RETAIL		$104,323

TOTAL COMMON STOCKS
(COST $25,625,506)		$33,641,261

EXCHANGE-TRADED FUNDS – 32.4%

EQUITY FUNDS – 32.4%

Schwab U.S. REIT ETF	647,800	25,141,118

Vanguard Global ex-U.S. Real Estate ETF#	1,223,800	74,945,512

TOTAL EQUITY FUNDS		$100,086,630

TOTAL EXCHANGE-TRADED FUNDS
(COST $94,013,721)		$100,086,630

INVESTMENT COMPANIES – 5.0%

DIVERSIFIED – 5.0%

Tortoise MLP & Pipeline Fund	1,210,246	15,430,638

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

U.K. Commercial Property Trust Ltd.	51,100	62,782

REAL ESTATE OPERATING COMPANIES – 0.0%**

F&C Commercial Property Trust Ltd.	66,616	134,460

TOTAL INVESTMENT COMPANIES
(COST $16,642,310)		$15,627,880

REAL ESTATE INVESTMENT TRUSTS – 16.1%

Description	Number of Shares	Value

DIVERSIFIED – 3.3%

Abacus Property Group	21,546	$58,459

Activia Properties, Inc.	49	217,134

Alexander & Baldwin, Inc.	1,314	30,091

American Assets Trust, Inc.	1,696	56,935

Armada Hoffler Properties, Inc.	2,926	39,706

Artis Real Estate Investment Trust	5,519	57,556

Babcock & Brown Japan Property*,††	7,569	—

Canadian Real Estate Investment Trust	2,686	105,645

Charter Hall Group	30,881	136,673

Charter Hall Long Wale REIT	9,979	30,634

Cofinimmo SA	1,514	200,978

Colony NorthStar, Inc. Class A#	14,542	88,852

Cominar Real Estate Investment Trust	7,650	74,656

Daiwa House REIT Investment Corp.	124	295,627

Dream Global Real Estate Investment Trust	5,043	53,771

Empire State Realty Trust, Inc., Class A	2,249	39,178

Fonciere Des Regions	4,302	481,129

Forest City Realty Trust, Inc., Class A	5,715	114,643

Gecina SA	3,545	614,526

Global Net Lease, Inc.	1,038	19,317

Goodman Property Trust	75,723	72,653

GPT Group (The)	141,766	514,058

Gramercy Property Trust	3,775	88,713

Growthpoint Properties Australia Ltd.	18,802	48,541

H&R Real Estate Investment Trust	11,690	187,739

Hamborner Real Estate Investment Trust AG	5,966	66,936

Hankyu Real Estate Investment Trust, Inc.	44	56,176

Heiwa Real Estate Investment Trust, Inc.	76	72,715

Hispania Activos Inmobiliarios SOCIMI SA	8,111	171,964

Hulic Real Estate Investment Trust, Inc.	71	109,583

ICADE	3,375	335,388

Ichigo Hotel REIT Investment Corp.	29	35,630

iStar, Inc.#, *	3,202	32,468

Kenedix Office Investment Corp.	30	184,030

Land Securities Group PLC	54,405	738,563

Lar Espana Real Estate Socimi SA	6,779	76,867

Lexington Realty Trust	5,082	40,859

Liberty Property Trust	3,085	129,015

Londonmetric Property PLC	36,333	95,073

Mapletree Greater China Commercial Trust	138,100	123,547

Merlin Properties Socimi SA	30,735	474,235

Mirvac Group	277,270	465,308

Morguard Real Estate Investment Trust	5,052	52,371

NIPPON Real Estate Investment Trust Investment Corp.	29	88,063

Nomura Real Estate Master Fund, Inc.	299	417,958

ANNUAL REPORT / April 30, 2018

43    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

NSI NV	1,341	$57,714

Premier Investment Corp.	115	112,586

PS Business Parks, Inc.	356	41,040

RDI Real Estate Investment Trust PLC	41,348	21,147

Reit 1 Ltd.	11,700	46,944

Sakura Sogo REIT Investment Corp.	24	20,534

Samty Residential Investment Corp.	22	19,208

Schroder Real Estate Investment Trust Ltd.	71,756	60,552

Sekisui House Real Estate Investment Trust, Inc.	261	168,237

Select Income Real Estate Investment Trust	2,809	53,259

Soilbuild Business Space Real Estate Investment Trust	134,120	67,205

Spirit Realty Capital, Inc.	9,767	78,624

Star Asia Investment Corp.	19	18,312

Stockland	179,988	559,475

STORE Capital Corp.	3,231	81,518

Sunlight Real Estate Investment Trust	139,000	94,067

Suntec Real Estate Investment Trust	190,600	280,164

Tokyu Real Estate Investment Trust, Inc.	73	98,334

Tosei REIT Investment Corp.	15	15,420

United Urban Investment Corp.	249	382,449

VEREIT, Inc.	24,828	168,830

Washington Real Estate Investment Trust	2,685	77,113

WP Carey, Inc.	2,186	139,576

Yuexiu Real Estate Investment Trust	140,000	93,452

TOTAL DIVERSIFIED		$10,149,723

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

Sella Capital Real Estate Ltd.	10,469	19,283

INDUSTRIALS – 1.7%

AIMS AMP Capital Industrial Real Estate Investment Trust	42,000	44,947

Ascendas Real Estate Investment Trust	181,600	364,306

Cache Logistics Trust	83,800	52,727

DCT Industrial Trust, Inc.	1,678	110,026

Dream Industrial Real Estate Investment Trust	7,428	58,258

Duke Realty Corp.	7,255	196,611

EastGroup Properties, Inc.	609	54,676

ESR-REIT	173,800	69,272

First Industrial Realty Trust, Inc.	3,581	111,405

Frasers Logistics & Industrial Trust	78,200	61,759

GLP J-Real Estate Investment Trust	213	228,968

Goodman Group	123,983	843,521

Granite Real Estate Investment Trust	1,400	55,075

Hansteen Holdings PLC	66,138	120,721

Industria Real Estate Investment Trust	12,124	23,108

Description	Number of Shares	Value

Industrial & Infrastructure Fund Investment Corp.	116	$128,421

Japan Logistics Fund, Inc.	65	131,785

LaSalle Logiport Real Estate Investment Trust	82	84,200

Mapletree Industrial Trust	89,000	135,837

Mapletree Logistics Trust	121,550	116,120

Mitsui Fudosan Logistics Park, Inc.	15	48,308

Monmouth Real Estate Investment Corp.	3,795	59,316

Nippon Prologis Real Estate Investment Trust, Inc.	158	332,995

Prologis, Inc.	10,946	710,505

Pure Industrial Real Estate Trust	9,005	56,669

Rexford Industrial Realty, Inc.	1,411	43,106

Segro PLC	74,402	660,230

STAG Industrial, Inc.	1,515	37,224

Terreno Realty Corp.	2,213	82,213

Tritax Big Box Real Estate Investment Trust PLC	98,589	203,172

Warehouses De Pauw CVA	1,181	145,260

TOTAL INDUSTRIALS		$5,370,741

OFFICE – 2.5%

Alexandria Real Estate Equities, Inc.	2,009	250,261

Allied Properties Real Estate Investment Trust	3,498	113,008

Alstria Office Real Estate Investment Trust AG	7,735	116,367

Axiare Patrimonio SOCIMI SA	4,791	101,565

Befimmo SA	1,704	110,652

Beni Stabili SpA SIIQ	76,393	72,340

Boston Properties, Inc.	3,229	392,033

Brandywine Realty Trust	3,381	54,468

CapitaLand Commercial Trust	176,200	240,724

Champion Real Estate Investment Trust	160,000	113,035

City Office Real Estate Investment Trust, Inc.	2,823	32,126

Columbia Property Trust, Inc.	1,453	31,036

Corporate Office Properties Trust	2,487	68,417

Cousins Properties, Inc.	6,758	60,079

Cromwell Property Group	96,051	78,178

Daiwa Office Investment Corp.	25	147,942

Derwent London PLC	8,430	369,739

Dexus	75,836	539,310

Douglas Emmett, Inc.	2,656	98,989

Dream Office Real Estate Investment Trust	3,839	71,102

Equity Commonwealth*	1,627	50,421

Franklin Street Properties Corp.	1,900	14,782

Frasers Commercial Trust	88,500	93,233

GDI Property Group	37,938	35,661

Global One Real Estate Investment Corp.	60	60,056

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    44

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Government Properties Income Trust	2,635	$ 32,911

Great Portland Estates PLC	20,959	201,960

Green Real Estate Investment Trust PLC	41,277	75,632

Hibernia Real Estate Investment Trust PLC	74,159	132,794

Highwoods Properties, Inc.	2,372	104,415

Hudson Pacific Properties, Inc.	3,947	129,738

Ichigo Office Real Estate Investment Trust Investment	99	73,438

Intervest Offices & Warehouses NV	942	27,059

Invesco Office J-Reit, Inc.	488	61,663

Investa Office Fund	45,951	151,359

Japan Excellent, Inc.	97	126,123

Japan Prime Realty Investment Corp.	62	224,861

Japan Real Estate Investment Corp.	104	538,810

JBG SMITH Properties	1,571	57,923

Keppel Real Estate Investment Trust	134,000	125,100

Kilroy Realty Corp.	2,079	149,002

Mack-Cali Realty Corp.	2,859	49,089

Manulife US Real Estate Investment Trust	43,400	41,218

MCUBS MidCity Investment Corp.	100	75,446

Mori Hills Real Estate Investment Trust Investment Corp.	104	133,727

Mori Trust Sogo Real Estate Investment Trust, Inc.	71	105,919

Nippon Building Fund, Inc.	112	629,339

NorthStar Realty Europe Corp.	2,897	42,007

One REIT, Inc.	16	36,486

Orix JREIT, Inc.	223	339,923

Paramount Group, Inc.	3,190	45,776

Piedmont Office Realty Trust, Inc., Class A	3,093	55,427

Prosperity Real Estate Investment Trust	177,000	72,995

SL Green Realty Corp.	2,159	211,021

Spring Real Estate Investment Trust	137,000	56,904

Tier Real Estate Investment Trust, Inc.	1,076	20,455

Vornado Realty Trust	3,694	251,303

Workspace Group PLC	11,242	171,703

TOTAL OFFICE		$7,867,050

REAL ESTATE OPERATING COMPANIES – 0.0%**

Picton Property Income Ltd.	63,920	79,129

RESIDENTIAL – 1.4%

Advance Residence Investment Corp.	101	260,203

American Campus Communities, Inc.	3,170	123,979

American Homes 4 Rent, Class A	5,298	107,020

Apartment Investment & Management Co., Class A	3,340	135,604

Ascott Residence Trust	80,500	69,142

Description	Number of Shares	Value

AvalonBay Communities, Inc.	2,958	$482,154

Bluerock Residential Growth Real Estate Investment Trust, Inc.#	2,866	25,765

Boardwalk Real Estate Investment Trust	1,273	45,717

Camden Property Trust	1,986	169,604

Canadian Apartment Properties Real Estate Investment Trust	4,973	143,463

Comforia Residential Real Estate Investment Trust, Inc.	38	87,268

Education Realty Trust, Inc.	2,267	74,607

Equity LifeStyle Properties, Inc.	1,489	132,759

Equity Residential	7,874	485,905

Essex Property Trust, Inc.	1,414	338,922

Ingenia Communities Group	24,221	48,535

InterRent Real Estate Investment Trust	6,334	49,628

Invitation Homes, Inc.	5,350	123,799

Irish Residential Properties Real Estate Investment Trust PLC	33,709	55,344

Japan Rental Housing Investments, Inc.	122	94,897

Kenedix Residential Next Investment Corp.	81	119,524

Killam Apartment Real Estate Investment Trust	2,717	30,007

Mid-America Apartment Communities, Inc.	2,435	222,705

NexPoint Residential Trust, Inc.	608	16,288

Nippon Accommodations Fund, Inc.	36	161,044

Northview Apartment Real Estate Investment Trust	2,317	46,035

Sun Communities, Inc.	1,439	135,050

UDR, Inc.	5,732	207,212

UMH Properties, Inc.	2,326	31,471

Unite Group PLC (The)	16,603	190,611

TOTAL RESIDENTIAL		$ 4,214,262

RETAIL – 4.8%

Acadia Realty Trust	1,857	43,825

AEON Real Estate Investment Trust Investment Corp.	103	106,938

Agree Realty Corp.	997	48,733

Alexander’s, Inc.	52	20,454

Altarea SCA	324	82,569

British Land Co. PLC (The)	78,791	727,633

Brixmor Property Group, Inc.	7,820	116,440

BWP Trust	53,889	126,658

Capital & Regional PLC	68,165	49,814

CapitaLand Mall Trust	201,700	318,518

CapitaLand Retail China Trust Management Ltd.	57,300	67,678

CBL & Associates Properties, Inc.#	2,337	9,769

Charter Hall Retail Real Estate Investment Trust	20,074	59,488

ANNUAL REPORT / April 30, 2018

45    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Choice Properties Real Estate Investment Trust	3,565	$31,736

Crombie Real Estate Investment Trust	2,904	28,114

CT Real Estate Investment Trust	2,299	23,456

DDR Corp.	7,985	57,891

Eurocommercial Properties NV	4,131	173,136

Federal Realty Investment Trust	1,666	193,006

Fortune Real Estate Investment Trust	134,000	158,673

Frasers Centrepoint Trust	42,700	71,999

Frontier Real Estate Investment Corp.	35	144,288

Fukuoka Real Investment Trust Corp.	46	71,301

Getty Realty Corp.	2,065	51,728

GGP, Inc.	13,673	273,323

Hammerson PLC	59,361	447,490

Immobiliare Grande Distribuzione SIIQ SpA	2,492	23,314

Intu Properties PLC	54,313	145,947

Japan Retail Fund Investment Corp.	207	388,083

Kenedix Retail Real Estate Investment Trust Corp.	44	93,133

Kimco Realty Corp.	10,658	154,648

Kite Realty Group Trust	2,854	42,011

Klepierre SA	15,528	635,541

Link Real Estate Investment Trust	169,500	1,498,063

Macerich Co. (The)	2,828	162,949

Mapletree Commercial Trust	133,100	162,242

Mercialys SA	3,823	73,158

National Retail Properties, Inc.	3,543	134,776

NewRiver REIT PLC	17,468	69,781

Pennsylvania Real Estate Investment Trust#	2,852	27,607

Ramco-Gershenson Properties Trust	1,428	17,065

Realty Income Corp.#	6,037	304,929

Regency Centers Corp.	3,297	194,028

Retail Estates NV	459	40,314

Retail Opportunity Investments Corp.#	3,914	67,321

Retail Properties of America, Inc., Class A	6,277	72,437

RioCan Real Estate Investment Trust	10,956	199,247

Saul Centers, Inc.	797	38,136

Scentre Group	408,139	1,233,601

Seritage Growth Properties, Class A#	494	17,572

Shaftesbury PLC	20,795	289,338

Shopping Centres Australasia Property Group	54,004	96,446

Simon Property Group, Inc.	6,870	1,074,056

Smart Real Estate Investment Trust	4,778	107,174

SPH Real Estate Investment Trust	57,300	42,773

Starhill Global Real Estate Investment Trust	128,800	69,831

Tanger Factory Outlet Centers, Inc.#	1,934	42,451

Description	Number of Shares	Value

Taubman Centers, Inc.	1,151	$64,433

Unibail-Rodamco SE	7,758	1,862,459

Urban Edge Properties	3,090	63,561

Vastned Retail NV	820	41,005

Vicinity Centres	212,391	388,881

Viva Energy REIT	30,988	46,980

Washington Prime Group, Inc.#	5,403	34,957

Weingarten Realty Investors	2,477	68,043

Wereldhave NV	2,363	94,950

Westfield Corp.	147,830	1,021,529

TOTAL RETAIL		$14,709,428

SPECIALIZED – 2.4%

Aedifica SA	1,327	120,333

Apple Hospitality Real Estate Investment Trust, Inc.	4,206	75,666

Arena Real Estate Investment Trust	17,467	29,234

Ascendas Hospitality Trust	89,000	54,545

Ashford Hospitality Trust, Inc.	4,262	29,323

Assura PLC	165,119	135,384

Big Yellow Group PLC	12,620	159,676

CareTrust Real Estate Investment Trust, Inc.	3,065	40,489

CDL Hospitality Trusts	63,800	85,365

Chesapeake Lodging Trust	708	20,914

CoreCivic, Inc.	2,464	49,674

CoreSite Realty Corp.	620	64,542

CubeSmart	4,498	132,421

CyrusOne, Inc.	1,838	98,498

DiamondRock Hospitality Co.	4,362	48,200

Digital Realty Trust, Inc.	4,401	465,142

EPR Properties	1,738	95,625

Extra Space Storage, Inc.	2,766	247,806

First Real Estate Investment Trust	38,800	40,040

Folkestone Education Trust	30,135	64,810

Four Corners Property Trust, Inc.	1,094	24,790

Gaming and Leisure Properties, Inc.	4,280	146,676

Geo Group, Inc. (The)	3,145	70,763

HCP, Inc.	10,389	242,687

Health Care & Medical Investment Corp.	17	16,498

Healthcare Realty Trust, Inc.	3,364	93,620

Healthcare Trust of America, Inc., Class A	4,580	114,454

Hersha Hospitality Trust	1,071	20,113

Hoshino Resorts Real Estate Investment Trust, Inc.	12	59,052

Hospitality Properties Trust	3,356	83,497

Host Hotels & Resorts, Inc.	15,583	304,803

Hotel Property Investments	10,758	24,860

InfraREIT, Inc.*	1,040	22,162

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     46

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Invincible Investment Corp.	304	$135,703

Iron Mountain, Inc.	6,666	226,244

Japan Hotel REIT Investment Corp.	328	248,169

Keppel DC REIT	59,000	63,381

LaSalle Hotel Properties	2,292	67,774

Life Storage, Inc.	995	87,998

LTC Properties, Inc.	1,511	54,623

Medical Properties Trust, Inc.	7,504	95,901

National Health Investors, Inc.	1,042	71,137

National Storage Affiliates Trust	816	21,477

National Storage Real Estate Investment Trust	65,695	78,874

NorthWest Healthcare Properties Real Estate Investment Trust	2,862	24,965

Omega Healthcare Investors, Inc.#	4,446	115,507

Ooedo Onsen REIT Investment Corp.	20	16,387

OUE Hospitality Trust	87,500	55,318

Park Hotels & Resorts, Inc.	3,451	99,320

Parkway Life Real Estate Investment Trust	38,800	81,457

Pebblebrook Hotel Trust#	953	33,345

Physicians Realty Trust	4,415	65,960

Primary Health Properties PLC	44,662	69,514

Public Storage	3,308	667,488

QTS Realty Trust, Inc., Class A	1,471	52,059

Quality Care Properties, Inc.*	2,850	62,614

RLJ Lodging Trust	3,544	73,609

Rural Funds Group	12,162	19,455

Ryman Hospitality Properties, Inc.	965	75,637

Sabra Health Care REIT, Inc.	5,242	95,981

Safestore Holdings PLC	15,484	116,464

Senior Housing Properties Trust	5,418	84,358

Summit Hotel Properties, Inc.	3,569	51,679

Sunstone Hotel Investors, Inc.	4,010	62,556

Universal Health Realty Income Trust	726	43,509

Ventas, Inc.	8,043	413,571

Vital Healthcare Property Trust	24,302	35,448

Welltower, Inc.	8,315	444,354

Xenia Hotels & Resorts, Inc.	4,295	88,434

TOTAL SPECIALIZED		$7,381,932

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $43,075,024)		$49,791,548

TOTAL REAL ESTATE RELATED SECURITIES (COST $179,356,561)		$199,147,319

COMMODITY RELATED SECURITIES – 12.4%

EXCHANGE-TRADED FUNDS – 12.4%

COMMODITY FUNDS – 12.4%

iShares Commodities Select Strategy ETF#	331,100	12,717,551

Description	Number of Shares	Value

iShares Gold Trust#, *	597,000	$7,534,140

iShares Silver Trust#, *	202,600	3,115,988

SPDR S&P Global Natural Resources ETF	298,400	15,051,296

TOTAL COMMODITY FUNDS		$38,418,975

TOTAL EXCHANGE-TRADED FUNDS (COST $34,651,127)		$38,418,975

TOTAL COMMODITY RELATED SECURITIES (COST $34,651,127)		$38,418,975

PURCHASED OPTIONS – 0.1%

TOTAL PURCHASED OPTIONS
(SEE OPEN OPTION CONTRACTS TABLE) (COST $145,635)		$157,495

SHORT-TERM INVESTMENTS – 1.9%

MONEY MARKET FUND – 1.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%^	5,753,672	$5,753,672

TOTAL SHORT-TERM INVESTMENTS (COST $5,753,672)		$5,753,672

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 5.6%

REPURCHASE AGREEMENTS – 5.6%

BNP Paribas SA, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $3,210,794, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 8/15/46; total market value of $3,274,854.	$3,210,641	$3,210,641

Citigroup Global Markets, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $3,210,794, collateralized by U.S. Government & Treasury Securities, 0.00% to 11.50%, maturing 5/01/18 to 3/20/67; total market value of $3,274,854.	3,210,641	3,210,641

Daiwa Capital Markets America, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $3,210,794, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 12/01/51; total market value of $3,274,854.	3,210,641	3,210,641

JP Morgan Securities LLC, 1.71%, dated 4/30/18, due 5/01/18, repurchase price $1,276,034, collateralized by U.S. Treasury Securities, 1.13% to 2.25%, maturing 1/31/19 to 1/31/24; total market value of $1,301,494.	1,275,973	1,275,973

Nomura Securities International, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $3,210,796, collateralized by U.S. Government Securities, 0.00% to 10.50%, maturing 5/01/18 to 3/20/68; total market value of $3,274,854.	3,210,641	3,210,641

ANNUAL REPORT / April 30, 2018

47     PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Par Value	Value

RBC Dominion Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $3,210,794, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 10/31/18 to 9/09/49; total market value of $3,274,854.	$3,210,641	$3,210,641

TOTAL REPURCHASE AGREEMENTS (COST $17,329,178)		$17,329,178

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $17,329,178)		$17,329,178

TOTAL INVESTMENTS IN SECURITIES 113.7%ø
(COST $327,927,703)		$351,349,506

WRITTEN OPTIONS – 0.0%**

TOTAL WRITTEN OPTIONS
(SEE OPEN OPTION CONTRACTS TABLE) (PREMIUMS RECEIVED $(106,186))		$18,142

TBA SALE COMMITMENT – (0.1%)

MORTGAGE-BACKED SECURITIES – (0.1%)

Fannie Mae Pool, 3.00%, 6/01/48	$(300,000)	$(288,867)

TBA SALE COMMITMENTS (PROCEEDS $(290,672))		$(288,867)

COLLATERAL FOR SECURITIES ON LOAN – (5.6%)		$(17,329,178)

OTHER LIABILITIES LESS ASSETS – (8.0%)		(24,718,603)

TOTAL NET ASSETS – 100.0%		$309,031,000

Cost of investments for Federal income tax purposes is $332,615,640. The net unrealized appreciation/(depreciation) of investments was $19,337,236. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $25,307,679 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(5,970,443).

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    48

Wilmington Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities
Inflation-Linked & Fixed Income Securities
Asset-Backed Securities	$—	$3,995,210	$—	$3,995,210
Certificates of Deposit	—	599,294	—	599,294
Corporate Bonds	—	5,061,757	—	5,061,757
Foreign Government Inflation-Linked Securities	—	5,227,312	—	5,227,312
Foreign Government Securities	—	4,816,514	—	4,816,514
Mortgage-Backed Securities	—	9,413,527	—	9,413,527
U.S. Government Inflation-Linked Securities	—	60,766,959	—	60,766,959
U.S. Treasury	—	662,294	—	662,294

Real Estate Related Securities
Common Stocks	548,829	33,092,432	—	33,641,261
Exchange-Traded Funds	100,086,630	—	—	100,086,630
Investment Companies	15,430,638	197,242	—	15,627,880
Real Estate Investment Trusts	18,397,883	31,393,665	—	49,791,548

Commodity Related Securities
Exchange-Traded Funds	38,418,975	—	—	38,418,975

Purchased Options	—	157,495	—	157,495

Short-Term Investments
Money Market Fund	5,753,672	—	—	5,753,672
Repurchase Agreements	—	17,329,178	—	17,329,178

Total Investments in Securities	178,636,627	172,712,879	—	351,349,506

Other Financial Instruments!
Forward Foreign Currency Contracts	$—	$323,578	$—	$323,578
Financial Futures Contracts	5,876	—	—	5,876
Credit Default Swaps	—	51,289	—	51,289
Interest Rate Swaps	—	806,220	—	806,220
Written Options	—	42,990	—	42,990

Total Assets - Other Financial Instruments	$5,876	$1,224,077	$—	$1,229,953

Liabilities

Other Financial Instruments!
Written Options	$(10,404)	$(14,444)	$—	$(24,848)
Forward Foreign Currency Contracts	—	(97,382)	—	(97,382)
Financial Futures Contracts	(103,017)	—	—	(103,017)
Credit Default Swaps	—	(25,426)	—	(25,426)
Interest Rate Swaps	—	(330,366)	—	(330,366)
TBA Sale Commitment	—	(288,867)	—	(288,867)

Total Liabilities - Other Financial Instruments	$(113,421)	$(756,485)	$—	$(869,906)

!

Other financial instruments are derivative instruments and a TBA Sale Commitment. Forward foreign currency contracts, financial futures contracts, credit default swaps and interest rate swaps are valued at the unrealized appreciation (depreciation) on the instrument and written options and the TBA Sale Commitment are reported at their fair value at period end.

ANNUAL REPORT / April 30, 2018

49    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

(a)	Par Value denominated in USD unless otherwise noted.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.

^	7-Day net yield.

*	Non-income producing security.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2018, the value of these securities amounted to $0 representing 0.00% of total net assets.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2018, these liquid restricted securities amounted to $3,971,615 representing 1.29% of total net assets.

ø

On April 30, 2018, the Fund utilized International Fair Value Pricing, as defined in Note 2 in Notes to Portfolios of Investments. The value of these securities amounted to $64,683,339 representing 20.93% of total net assets.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

**	Represents less than 0.05%.

	The following acronyms are used throughout this Fund:	Currency Code Currency
CDX	Markit CDX Index	ARS	Argentine Peso
CMBX	Commercial Mortgage-Backed Index	AUD	Australian Dollar
CMS	Constant Maturity Swaps	CAD	Canadian Dollar
CPI	Consumer Price Index	CNY	Chinese Yuan
EONIA	Euro OverNight Index Average	COP	Colombian Peso
INF	Inflation	DKK	Danish Krone
IRO	Interest Rate Option	EUR	Euro
LIBOR	London Interbank Offered Rate	GBP	British Pound Sterling
LLC	Limited Liability Corporation	IDR	Indonesian Indonesian
LP	Limited Partnership	ILS	Israeli New Shekel
MTN	Medium Term Note	INR	Indian Rupee
NA	National Association	KRW	Korean Won
NSA	Not seasonally adjusted	JPY	Japanese Yen
OAT	Obligations Assimilables	MXN	Mexican Peso
PCL	Public Company Limited	NZD	New Zealand Dollar
OIS	Overnight Index Swap	PEN	Peruvian Nuevo Sol
PLC	Public Limited Company	RUB	Russian Ruble
REIT	Real Estate Investment Trust	USD	United States Dollar
RPI	Retail Price Index	ZAR	South African Rand
TELBOR	Tel Aviv Interbank Offered Rate
YOY	Year Over Year

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    50

Wilmington Real Asset Fund (continued)

At April 30, 2018, the Wilmington Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
5/1/2018	JP Morgan Chase Bank, N.A.	80,000,000 JPY	$731,261	$731,797	$536	$—
5/1/2018	JP Morgan Chase Bank, N.A.	40,000,000 JPY	365,865	365,898	33	—
5/2/2018	Bank of America NA	83,100,000 JPY	760,432	760,154	—	(278)
5/2/2018	Royal Bank of Scotland	19,600,000 JPY	183,156	179,290	—	(3,866)
5/2/2018	Bank of America NA	1,474,513 ARS	71,945	71,875	—	(70)
5/3/2018	Citigroup Global Markets	1,766,000 GBP	2,441,034	2,431,620	—	(9,414)
5/3/2018	Deutsche Bank AG	1,314,000 EUR	1,600,846	1,587,147	—	(13,699)
5/3/2018	HSBC Bank USA, N.A.	1,256,000 NZD	887,458	883,712	—	(3,746)
5/3/2018	Citigroup Global Markets	399,000 EUR	490,642	481,942	—	(8,700)
5/3/2018	JP Morgan Chase Bank, N.A.	65,000 GBP	93,112	89,499	—	(3,613)
5/8/2018	Bank of America NA	1,179,000 ZAR	97,550	94,476	—	(3,074)
5/10/2018	Citigroup Global Markets	11,997,504 MXN	635,629	640,438	4,809	—
5/16/2018	Goldman Sachs Bank USA	843,000 ARS	41,527	40,419	—	(1,108)
5/16/2018	Royal Bank of Scotland	413,000 ARS	20,245	19,802	—	(443)
5/25/2018	HSBC Bank USA, N.A.	7,911,460 RUB	136,169	125,224	—	(10,945)
5/25/2018	Credit Suisse International	5,166,635 RUB	91,219	81,779	—	(9,440)
5/30/2018	Bank of America NA	352,150 ARS	17,194	16,638	—	(556)
6/20/2018	HSBC Bank USA, N.A.	1,261,790,000 IDR	91,322	90,174	—	(1,148)
6/20/2018	HSBC Bank USA, N.A.	45,628,800 KRW	42,259	42,786	527	—
6/20/2018	Citigroup Global Markets	11,848,592 INR	180,081	176,549	—	(3,532)
6/26/2018	Bank of America NA	1,474,513 ARS	70,483	68,533	—	(1,950)
7/17/2018	Credit Suisse International	608,648,000 COP	219,175	216,349	—	(2,826)
8/22/2018	Societe Generale Securities	291,000 ARS	14,024	13,049	—	(975)
CONTRACTS SOLD
5/1/2018	Citigroup Global Markets	120,000,000 JPY	1,103,047	1,097,695	5,352	—
5/2/2018	Bank of America NA	102,700,000 JPY	980,321	939,444	40,877	—
5/2/2018	Bank of America NA	1,474,513 ARS	72,744	71,875	869	—
5/3/2018	HSBC Bank USA, N.A.	1,705,000 GBP	2,427,245	2,347,628	79,617	—
5/3/2018	Citigroup Global Markets	1,256,000 NZD	914,042	883,712	30,330	—
5/3/2018	Credit Suisse International	1,151,000 EUR	1,428,466	1,390,264	38,202	—
5/3/2018	JP Morgan Chase Bank, N.A.	729,000 AUD	559,971	548,829	11,142	—
5/3/2018	JP Morgan Chase Bank, N.A.	381,000 EUR	465,554	460,200	5,354	—
5/3/2018	JP Morgan Chase Bank, N.A.	317,000 CAD	246,202	246,910	—	(708)
5/3/2018	Goldman Sachs Bank USA	181,000 EUR	221,056	218,625	2,431	—
5/3/2018	JP Morgan Chase Bank, N.A.	126,000 GBP	175,960	173,490	2,470	—
5/7/2018	Citigroup Global Markets	40,000,000 JPY	367,899	366,076	1,823	—
5/7/2018	Citigroup Global Markets	1,000,000 JPY	9,479	9,152	327	—
5/8/2018	Bank of America NA	1,186,055 ZAR	98,000	95,041	2,959	—
5/10/2018	HSBC Bank USA, N.A.	11,997,504 MXN	632,506	640,438	—	(7,932)
5/15/2018	Deutsche Bank AG	100,000 EUR	123,882	120,898	2,984	—
5/16/2018	Bank of America NA	540,000 CAD	430,871	420,717	10,154	—
5/21/2018	Citigroup Global Markets	80,000,000 JPY	754,336	732,860	21,476	—
5/21/2018	Goldman Sachs Bank USA	23,300,000 JPY	219,439	213,445	5,994	—
5/21/2018	Citigroup Global Markets	784,207 PEN	240,002	240,917	—	(915)
5/23/2018	JP Morgan Chase Bank, N.A.	1,000,000 CAD	777,350	779,219	—	(1,869)
5/23/2018	Bank of America NA	466,090 ARS	22,213	22,185	28	—
5/29/2018	JP Morgan Chase Bank, N.A.	100,000 CAD	77,742	77,932	—	(190)

ANNUAL REPORT / April 30, 2018

51    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS SOLD (continued)
6/4/2018	Bank of America NA	83,100,000 JPY	$762,012	$762,008	$4	$—
6/4/2018	Citigroup Global Markets	1,766,000 GBP	2,444,407	2,435,421	8,986	—
6/4/2018	Deutsche Bank AG	1,314,000 EUR	1,604,502	1,591,067	13,435	—
6/5/2018	HSBC Bank USA, N.A.	1,256,000 NZD	887,334	883,613	3,721	—
6/7/2018	Societe Generale Securities	13,063,400 RUB	224,216	206,455	17,761	—
6/20/2018	Societe Generale Securities	185,162,720 KRW	175,020	173,626	1,394	—
6/20/2018	JP Morgan Chase Bank, N.A.	2,076,199 CNY	329,242	326,662	2,580	—
7/2/2018	Citigroup Global Markets	2,155,000 DKK	358,454	351,051	7,403	—
7/17/2018	JP Morgan Chase Bank, N.A.	152,699,305 COP	53,325	54,278	—	(953)
7/30/2018	JP Morgan Chase Bank, N.A.	80,000,000 JPY	735,849	736,550	—	(701)
7/30/2018	JP Morgan Chase Bank, N.A.	40,000,000 JPY	368,160	368,275	—	(115)
8/27/2018	Citigroup Global Markets	11,997,504 MXN	624,880	629,496	—	(4,616)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$323,578	$(97,382)

At April 30, 2018, the Wilmington Real Asset Fund had the following open option contracts:

Description	Expiration Date	Number of Contracts	Notional Amount(a)	Strike Price	Counterparty	Value
PURCHASED OPTIONS
CALL SWAPTIONS
30-Year U.S. Treasury Bond	6/15/2018	—	$550,000	$2.15	Deutsche Bank AG	$7
Interest Rate Cap U.S. 10-Year Swap Rate	6/11/2018	—	2,100,000	0.17	Morgan Stanley Capital Services LLC	9
TOTAL CALL SWAPTIONS						16
PUT SWAPTIONS
10-Year U.S. Treasury Note	7/16/2018	—	2,250,000	2.77	Morgan Stanley Capital Services LLC	48,244
10-Year U.S. Treasury Note	7/16/2018	—	750,000	2.72	Morgan Stanley Capital Services LLC	18,473
30-Year U.S. Treasury Bond	6/15/2018	—	550,000	2.15	Deutsche Bank AG	90,762
TOTAL PUT SWAPTIONS						157,479
TOTAL PURCHASED OPTIONS						$157,495

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     52

Wilmington Real Asset Fund (continued)

Description	Expiration Date	Number of Contracts	Notional Amount(a)		Strike Price	Counterparty	Value
WRITTEN OPTIONS
CALL OPTIONS
30-Year U.S. Treasury Bond Future	5/25/2018	(1)	(143,844)		$145.00	Exchange Traded	$(563)
30-Year U.S. Treasury Bond Future	5/25/2018	(1)	(143,844)		144.50	Exchange Traded	(750)
30-Year U.S. Treasury Bond Future	5/25/2018	(2)	(287,688)		144.00	Exchange Traded	(1,938)
TOTAL CALL OPTIONS							(3,251)
CALL SWAPTIONS
Interest Rate Cap Eurozone CPI	6/22/2035	—	(600,000	)EUR	3.00EUR	Goldman Sachs Bank USA	(4,975)
Interest Rate Cap U.S. 30-Year CMS Rate	6/11/2018	—	(2,100,000)		0.16	Morgan Stanley Capital Services LLC	(1)
iTRAXX Europe S29 5Y	6/20/2018	—	(700,000	)EUR	0.50EUR	Barclays Bank PLC	(348)
TOTAL CALL SWAPTIONS							(5,324)
PUT OPTIONS
10-Year U.S. Treasury Note Future	5/25/2018	(2)	(239,250)		120.00	Exchange Traded	(1,312)
30-Year U.S. Treasury Bond Future	5/25/2018	(2)	(287,688)		142.00	Exchange Traded	(781)
30-Year U.S. Treasury Bond Future	5/25/2018	(2)	(287,688)		144.00	Exchange Traded	(2,250)
30-Year U.S. Treasury Bond Future	5/25/2018	(4)	(575,375)		143.00	Exchange Traded	(2,750)
Euro-Bund Future	5/25/2018	(3)	(390,000	)EUR	130.00EUR	Exchange Traded	(36)
Euro-Bund Future	5/25/2018	(4)	(516,000	)EUR	129.00EUR	Exchange Traded	(24)
TOTAL PUT OPTIONS							(7,153)
PUT SWAPTIONS
CDX.NA.IG.29.5Y	5/16/2018	—	(200,000)		0.80	Credit Suisse International	(10)
CDX.NA.IG.30.5Y	5/16/2018	—	(100,000)		0.85	Bank of America NA	(6)
CDX.NA.IG.30.5Y	6/20/2018	—	(100,000)		0.90	Citibank N.A.	(40)
CDX.NA.IG.30.5Y	6/20/2018	—	(100,000)		0.90	Bank of America NA	(40)
CDX.NA.IG.30.5Y	6/20/2018	—	(100,000)		0.85	Goldman Sachs Bank USA	(48)
CDX.NA.IG.30.5Y	6/20/2018	—	(200,000)		0.90	JP Morgan Chase Bank, N.A.	(80)
CDX.NA.IG.30.5Y	7/18/2018	—	(100,000)		0.95	Barclays Bank PLC	(59)
CDX.NA.IG.30.5Y	7/18/2018	—	(100,000)		0.95	Deutsche Bank AG	(59)
CDX.NA.IG.30.5Y	7/18/2018	—	(200,000)		0.85	Citibank N.A.	(167)
Interest Rate Cap U.S. CPI	4/10/2020	—	(8,300,000)		3.00	JP Morgan Chase Bank, N.A.	13,886
Interest Rate Cap U.S. CPI	4/22/2024	—	(1,300,000)		4.00	JP Morgan Chase Bank, N.A.	(457)
Interest Rate Cap U.S. CPI	5/16/2024	—	(100,000)		4.00	JP Morgan Chase Bank, N.A.	(39)
Interest Rate Floor U.S. 10-Year Swap Rate	1/2/2020	—	(5,000,000)		1.00	Morgan Stanley Capital Services LLC	(6,714)
Interest Rate Floor U.S. CPI	3/24/2020	—	(2,300,000)		0.00	JP Morgan Chase Bank, N.A.	(1,108)
Interest Rate Floor U.S. CPI	4/7/2020	—	(2,600,000)		216.69	Citibank NA	—
Interest Rate Floor U.S. CPI	4/10/2020	—	(8,300,000)		0.00	JP Morgan Chase Bank, N.A.	29,104
iTRAXX Europe S29 5Y	6/20/2018	—	(700,000	)EUR	0.80EUR	Barclays Bank PLC	(293)
TOTAL PUT SWAPTIONS							33,870
TOTAL WRITTEN OPTIONS							$18,142
(a)	Notional Amount and Strike Price denominated in USD unless otherwise noted.

ANNUAL REPORT / April 30, 2018

53    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

At April 30, 2018, the Wilmington Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount(a)	Contract Amount	Contract at Value	Unrealized Appreciation(b)	Unrealized (Depreciation)(b)
LONG POSITIONS:
10 - Year U.S Treasury Note Futures	June 2018	18	$2,153,250	$2,155,909	$2,153,250	$ —	$(2,659)
5 - Year U.S Treasury Note Futures	June 2018	5	567,539	570,359	567,539	—	(2,820)
Euro - Bund Futures	June 2018	2	317,480EUR	382,424	387,343	4,919	—
SHORT POSITIONS:
10 - Year Australian Treasury Bond Futures	June 2018	1	97,215AUD	76,542	76,594	—	(52)
10 - Year Japanese Treasury Bond Futures (OSE)	June 2018	2	301,280,000JPY	2,841,151	2,840,194	957	—
10 - Year U.S Treasury Ultra Futures	June 2018	1	127,891	127,477	127,891	—	(414)
Euro - BTP Futures	June 2018	1	139,010EUR	170,013	170,053	—	(40)
Euro - OAT Futures	June 2018	9	1,384,290EUR	1,679,240	1,697,986	—	(18,746)
GBP Long Gilt Futures	June 2018	17	2,078,420GBP	2,854,950	2,894,399	—	(39,449)
U.S Treasury Long Bond Futures	June 2018	18	2,589,188	2,550,351	2,589,188	—	(38,837)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$5,876	$(103,017)

(a)	Notional Amount denominated in USD unless otherwise noted.

(b)

The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until April 30, 2018.

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    54

Wilmington Real Asset Fund (continued)

At April 30, 2018, the Wilmington Real Asset Fund had open interest rate swap agreements as follows:

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CENTRALLY CLEARED(d)
Chicago Mercantile Exchange#	6/15/18	1,200,000	1.25%	3-Month LIBOR	Quarter	$(1,356)	$5,605	$—	$(6,961)
Chicago Mercantile Exchange#	6/21/19	400,000	1.25%	3-Month LIBOR	Quarter	(5,894)	(3,619)	—	(2,275)
Chicago Mercantile Exchange#	12/16/22	700,000	2.25%	3-Month LIBOR	Quarter	(20,047)	1,563	—	(21,610)
Chicago Mercantile Exchange#	12/20/22	1,900,000	2.25%	3-Month LIBOR	Semi-Annual	(54,668)	2,393	—	(57,061)
Chicago Mercantile Exchange#	6/20/23	800,000	2.00%	3-Month LIBOR	Semi-Annual	(35,093)	(30,906)	—	(4,187)
Chicago Mercantile Exchange#	10/19/23	100,000	2.66%	3-Month LIBOR	Quarter	(1,528)	—	—	(1,528)
Chicago Mercantile Exchange#	10/25/23	2,000,000	2.68%	3-Month LIBOR	Quarter	(28,638)	—	—	(28,638)
Chicago Mercantile Exchange#	11/19/23	1,000,000	2.67%	3-Month LIBOR	Quarter	(14,966)	—	—	(14,966)
Chicago Mercantile Exchange#	12/12/23	1,000,000	2.68%	3-Month LIBOR	Quarter	(14,683)	—	—	(14,683)
Chicago Mercantile Exchange#	12/19/23	1,400,000	2.50%	3-Month LIBOR	Quarter	(32,305)	(12,010)	—	(20,295)
Chicago Mercantile Exchange#	7/27/26	3,700,000	2.00%	3-Month LIBOR	Semi-Annual	168,749	46,583	122,166	—
Chicago Mercantile Exchange#	12/07/26	3,700,000	2.40%	3-Month LIBOR	Semi-Annual	105,073	24,582	80,491	—
London Clearing House*	12/21/26	3,240,000	1.75%	3-Month LIBOR	Semi-Annual	300,363	(106,161)	406,524	—
Chicago Mercantile Exchange#	12/20/27	100,000	2.50%	3-Month LIBOR	Semi-Annual	4,221	(1,055)	5,276	—
Chicago Mercantile Exchange#	3/21/28	400,000NZD	3.25%	3-Month LIBOR	Semi-Annual	(590)	1,223	—	(1,813)
Chicago Mercantile Exchange#	4/17/28	70,000	3.10%	3-Month LIBOR	Semi-Annual	(8)	(481)	473	—
London Clearing House#	6/20/28	900,000	2.25%	3-Month LIBOR	Semi-Annual	57,353	49,659	7,694	—
Chicago Mercantile Exchange#	6/20/48	440,000	2.50%	3-Month LIBOR	Semi-Annual	48,851	51,131	—	(2,280)
London Clearing House#	9/20/27	110,000,000JPY	0.30%	6-Month LIBOR	Semi-Annual	(1,069)	(1,991)	922	—
London Clearing House#	3/20/29	140,000,000JPY	0.45%	6-Month LIBOR	Semi-Annual	(8,363)	(7,740)	—	(623)
London Clearing House#	9/19/48	230,000GBP	1.75%	6-Month LIBOR	Semi-Annual	(6,410)	(13,792)	7,382	—
London Clearing House*	3/15/21	200,000EUR	1.30%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	515	—	515	—
London Clearing House*	12/15/26	610,000EUR	1.39%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	(10,884)	(1,106)	—	(9,778)
London Clearing House*	11/15/27	500,000EUR	1.52%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	(2,271)	(935)	—	(1,336)
London Clearing House*	3/15/28	200,000EUR	1.54%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	(551)	—	—	(551)

ANNUAL REPORT / April 30, 2018

55    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
London Clearing House*	3/15/20	220,000EUR	1.17%	France CPI Ex-Tobacco	At Term(1)	$302	$—	$302	$—
London Clearing House*	4/15/20	300,000EUR	1.00%	France CPI Ex-Tobacco	At Term(1)	2,130	—	2,130	—
London Clearing House*	1/15/28	110,000EUR	1.58%	France CPI Ex-Tobacco	At Term(1)	209	—	209	—
London Clearing House*	2/15/28	260,000EUR	1.59%	France CPI Ex-Tobacco	At Term(1)	1,013	49	964	—
London Clearing House*	2/15/28	50,000EUR	1.61%	France CPI Ex-Tobacco	At Term(1)	298	—	298	—
London Clearing House#	9/19/21	200,000EUR	0.05%	Overnight EONIA	Annual	328	(208)	536	—
London Clearing House*	5/23/18	100,000	1.58%	U.S. CPI NSA	At Term(1)	736	52	684	—
London Clearing House*	3/23/19	460,000	2.07%	U.S. CPI NSA	At Term(1)	294	26	268	—
London Clearing House*	4/10/19	360,000	1.98%	U.S. CPI NSA	At Term(1)	122	—	122	—
London Clearing House*	4/27/19	1,310,000	1.97%	U.S. CPI NSA	At Term(1)	(172)	—	—	(172)
London Clearing House*	4/25/20	80,000	2.14%	U.S. CPI NSA	At Term(1)	45	—	45	—
London Clearing House*	11/23/20	700,000	2.03%	U.S. CPI NSA	At Term(1)	6,259	—	6,259	—
London Clearing House*	11/25/20	700,000	2.02%	U.S. CPI NSA	At Term(1)	6,370	—	6,370	—
London Clearing House*	7/26/21	500,000	1.55%	U.S. CPI NSA	At Term(1)	17,269	16,923	346	—
London Clearing House*	9/12/21	460,000	1.60%	U.S. CPI NSA	At Term(1)	14,281	13,855	426	—
London Clearing House*	7/15/22	100,000	2.07%	U.S. CPI NSA	At Term(1)	1,264	—	1,264	—
London Clearing House*	2/05/23	640,000	2.21%	U.S. CPI NSA	At Term(1)	3,199	—	3,199	—
London Clearing House*	4/13/23	1,020,000	2.22%	U.S. CPI NSA	At Term(1)	2,928	—	2,928	—
London Clearing House*	4/27/23	300,000	2.26%	U.S. CPI NSA	At Term(1)	121	—	121	—
London Clearing House*	7/26/26	500,000	1.73%	U.S. CPI NSA	At Term(1)	(29,378)	(26,802)	—	(2,576)
London Clearing House*	9/12/26	460,000	1.80%	U.S. CPI NSA	At Term(1)	(23,524)	(21,247)	—	(2,277)
London Clearing House*	9/15/26	300,000	1.78%	U.S. CPI NSA	At Term(1)	(16,026)	(14,562)	—	(1,464)
London Clearing House*	9/20/27	150,000	2.18%	U.S. CPI NSA	At Term(1)	(3,427)	—	—	(3,427)
London Clearing House*	9/25/27	100,000	2.15%	U.S. CPI NSA	At Term(1)	(2,602)	—	—	(2,602)
London Clearing House*	10/17/27	300,000	2.16%	U.S. CPI NSA	At Term(1)	(7,561)	—	—	(7,561)
London Clearing House*	2/05/28	330,000	2.34%	U.S. CPI NSA	At Term(1)	(1,499)	716	—	(2,215)
London Clearing House#	12/15/47	260,000	2.00%	U.S. Fed Fund Effective Rate	Annual	27,123	(487)	27,610	—
London Clearing House#	12/20/47	90,000	2.50%	U.S. Fed Fund Effective Rate	Annual	148	225	—	(77)

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    56

Wilmington Real Asset Fund (continued)

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
London Clearing House#	12/20/47	55,000	2.48%	U.S. Fed Fund Effective Rate	Annual	$166	$246	$—	$(80)
London Clearing House*	6/15/31	900,000GBP	3.10%	United Kingdom RPI All Items NSA	At Term(1)	(73,587)	(104,556)	30,969	—
London Clearing House*	10/15/31	640,000GBP	3.53%	United Kingdom RPI All Items NSA	At Term(1)	26,044	1,654	24,390	—
London Clearing House*	9/15/32	100,000GBP	3.47%	United Kingdom RPI All Items NSA	At Term(1)	2,508	(775)	3,283	—
London Clearing House*	10/15/46	80,000GBP	3.59%	United Kingdom RPI All Items NSA	At Term(1)	(10,275)	(4,520)	—	(5,755)
London Clearing House*	3/15/47	130,000GBP	3.43%	United Kingdom RPI All Items NSA	At Term(1)	68	8,234	—	(8,166)
						$390,975	$(128,234)	$744,166	$(224,957)
OVER THE COUNTER(e)
Bank of America NA*	2/16/20	830,000ILS	0.97%	3-Month TELBOR	Annual	(2,985)	6	—	(2,991)
Bank of America NA*	6/20/20	510,000ILS	0.37%	3-Month TELBOR	Annual	(53)	—	—	(53)
Barclays Bank PLC*	6/20/20	440,000ILS	0.37%	3-Month TELBOR	Annual	(56)	—	—	(56)
Deutsche Bank AG*	6/20/20	420,000ILS	0.41%	3-Month TELBOR	Annual	(146)	—	—	(146)
Goldman Sachs Bank USA*	6/20/20	340,000ILS	0.37%	3-Month TELBOR	Annual	(35)	26	—	(61)
Bank of America NA#	2/16/28	180,000ILS	1.96%	3-Month TELBOR	Annual	751	(13)	764	—
Bank of America NA#	6/20/28	110,000ILS	2.00%	3-Month TELBOR	Annual	237	—	237	—
JP Morgan Chase Bank, N.A.#	6/20/28	90,000ILS	2.08%	3-Month TELBOR	Annual	381	—	381	—
Barclays Bank PLC#	6/20/28	90,000ILS	1.95%	3-Month TELBOR	Annual	84	—	84	—
Goldman Sachs Bank USA#	6/20/28	70,000ILS	2.00%	3-Month TELBOR	Annual	151	—	151	—
Bank of America NA*	11/23/20	2,400,000	1.57%	U.S. CPI NSA	At Term(1)	60,437	—	60,437	—
Morgan Stanley Capital Services LLC#	7/18/26	500,000	1.79%	U.S. CPI NSA	At Term(1)	(26,230)	—	—	(26,230)
Morgan Stanley Capital Services LLC#	7/19/26	800,000	1.81%	U.S. CPI NSA	At Term(1)	(40,239)	—	—	(40,239)
Morgan Stanley Capital Services LLC*	7/20/26	500,000	1.80%	U.S. CPI NSA	At Term(1)	(25,569)	—	—	(25,569)
Morgan Stanley Capital Services LLC*	9/20/26	200,000	1.81%	U.S. CPI NSA	At Term(1)	(10,064)	—	—	(10,064)
						$(43,336)	$19	$62,054	$(105,409)
NET UNREALIZED (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS						$347,639	$(128,215)	$806,220	$(330,366)

At April 30, 2018, the Wilmington Real Asset Fund had open credit default swap agreements as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity /Obligation	Payment Frequency	Implied Credit Spread at April 30, 2018(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CENTRALLY CLEARED(d)
Intercontinental Exchange###	6/20/23	$960,000	5.00%	CDX.NA.HY.30.5Y	Quarter	3.40%	$(66,398)	$(61,424)	$—	$(4,974)
Intercontinental Exchange###	12/20/20	20,000EUR	1.00%	Daimler AG	Quarter	0.29%	481	332	149	—
Intercontinental Exchange###	12/20/21	900,000EUR	1.00%	iTRAXX.Europe.S26.5Y	Quarter	0.31%	(27,678)	(14,549)	—	(13,129)

ANNUAL REPORT / April 30, 2018

57    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (concluded)

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity /Obligation	Payment Frequency	Implied Credit Spread at April 30, 2018(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Intercontinental Exchange###	12/20/22	2,300,000EUR	1.00%	iTRAXX.Europe.S28.5Y	Quarter	0.46%	$ (69,395)	$ (62,072)	$ —	$ (7,323)
							$(162,990)	$(137,713)	$ 149	$(25,426)
OVER THE COUNTER(e)
Goldman Sachs International##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8	Monthly	0.40%	2,084	(26,117)	28,201	—
Deutsche Bank AG##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8	Monthly	0.40%	2,084	(20,855)	22,939	—
							$ 4,168	$ (46,972)	$51,140	$ —
NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP CONTRACTS							$(158,822)	$(184,685)	$51,289	$(25,426)

(1) Termination date or maturity date.

(2) Notional Amount denominated in USD unless otherwise noted.

* Portfolio pays the fixed rate and receives the floating rate.

# Portfolio pays the floating rate and receives the fixed rate.

## The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

### The Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(a) “Notional amount” represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amount denominated in USD unless otherwise noted.

(b) “Implied credit spreads”, represented in absolute terms, are utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c) “Fair value” of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(d)The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap agreements. The unrealized appreciation (depreciation) presented above is the cumulative change in the unrealized appreciation (depreciation) from the date the contract was open until April 30, 2018.

(e)The value shown on the Statement of Assets and Liabilities for over the counter swap agreements is based upon the value presented in the table above. Over the counter swap agreements for which the fair value is a positive number, and the upfront premiums paid (received) associated with them, are presented as assets on the Statement of Assets and Liabilities. Over the counter swap agreements for which the fair value is a negative number, and the upfront premiums paid (received), are presented as liabilities on the Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Diversified Income Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Investment Companies:	Total Net Assets
Exchange-Traded Funds	31.0%
Inflation-Protected Securities Funds	7.1%
Common Stocks	37.4%
Corporate Bonds	7.8%
U.S. Treasury	7.7%
Mortgage-Backed Securities	5.0%
Collateralized Mortgage Obligations	0.4%
Enhanced Equipment Trust Certificates	0.2%
Cash Equivalents[1]	12.8%
Other Assets and Liabilities - Net[2]	(9.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Number of Shares	Value

INVESTMENT COMPANIES – 38.1%

EXCHANGE-TRADED FUNDS – 31.0%

iShares iBoxx $ High Yield Corporate Bond ETF#	33,800	$2,896,660

iShares International Select Dividend ETF#	209,400	7,121,694

SPDR Dow Jones International
Real Estate ETF#	50,625	2,066,006

Vanguard REIT ETF#	13,000	989,170

TOTAL EXCHANGE-TRADED FUNDS		$13,073,530

INFLATION-PROTECTED SECURITIES FUNDS – 7.1%

Vanguard Inflation-Protected Securities Fund, Admiral Shares	118,109	2,983,445

TOTAL INVESTMENT COMPANIES (COST $16,169,536)		$16,056,975

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 1988-23, Class C, 9.75%, 9/25/18	$12	$13

Series 2012-114, Class VM, 3.50%, 10/25/25	124,646	126,187

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$126,200

WHOLE LOAN – 0.1%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.86%, 2/25/34Δ	17,752	18,202

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.02%, 11/25/35Δ	8,109	7,738

TOTAL WHOLE LOAN		$25,940

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $165,036)		$152,140

CORPORATE BONDS – 7.8%

AEROSPACE & DEFENSE – 0.1%

Rockwell Collins, Inc., Sr. Unsecured, 3.50%, 3/15/27	25,000	23,707

AUTOMOTIVE – 0.1%

General Motors Financial Co., Inc., Company Guaranteed, 3.20%, 7/06/21	40,000	39,548

ANNUAL REPORT / April 30, 2018

59    PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

BEVERAGES – 0.2%

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 4.90%, 2/01/46	$20,000	$20,668

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.00%, 1/15/20	10,000	9,791

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.70%, 11/15/22	40,000	38,072

TOTAL BEVERAGES		$68,531

BIOTECHNOLOGY – 0.2%

Amgen, Inc.,
Sr. Unsecured, 4.40%, 5/01/45	25,000	24,115

Celgene Corp.,
Sr. Unsecured, 2.75%, 2/15/23	25,000	23,925

Celgene Corp.,
Sr. Unsecured, 4.55%, 2/20/48	45,000	42,587

TOTAL BIOTECHNOLOGY		$90,627

CAPITAL MARKETS – 0.3%

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	55,000	52,398

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 month USD LIBOR + 1.51%), 3.69%, 6/05/28Δ	35,000	33,296

Morgan Stanley,
Subordinated, GMTN, 4.35%, 9/08/26	10,000	9,941

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	18,000	17,705

TOTAL CAPITAL MARKETS		$113,340

COMMERCIAL BANKS – 0.5%

BB&T Corp.,
Sr. Unsecured, MTN, 2.45%, 1/15/20	30,000	29,691

Fifth Third Bancorp,
Sr. Unsecured, 3.50%, 3/15/22	100,000	100,090

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	20,000	20,345

SunTrust Banks, Inc.,
Sr. Unsecured, 2.90%, 3/03/21	30,000	29,686

US Bancorp,
Series V, Sr. Unsecured, MTN, 2.63%, 1/24/22	45,000	44,103

TOTAL COMMERCIAL BANKS		$223,915

CONSUMER FINANCE – 0.1%

American Express Co.,
Sr. Unsecured, (3 month USD LIBOR + 0.59%), 2.49%, 5/22/18Δ	30,000	30,003

Capital One Financial Corp.,
Sr. Unsecured, 2.40%, 10/30/20	25,000	24,413

TOTAL CONSUMER FINANCE		$54,416

DIVERSIFIED FINANCIAL SERVICES – 1.0%

Bank of America Corp.,
Sr. Unsecured, MTN, 3.25%, 10/21/27	20,000	18,607

Description	Par Value	Value

BlackRock, Inc.,
Sr. Unsecured, 3.38%, 6/01/22	$38,000	$38,073

Charles Schwab Corp. (The),
Sr. Unsecured, 2.20%, 7/25/18	15,000	14,998

Citigroup, Inc.,
Sr. Unsecured, (3 month USD LIBOR + 0.95%), 2.88%, 7/24/23Δ	35,000	33,881

FMR LLC,
Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	128,736

HSBC USA, Inc.,
Sr. Unsecured, 2.63%, 9/24/18	40,000	40,047

JPMorgan Chase & Co.,
Sr. Unsecured, MTN, 2.30%, 8/15/21	100,000	96,957

Wells Fargo & Co.,
Subordinated, MTN, 4.40%, 6/14/46	40,000	37,348

Wells Fargo & Co.,
Series M, Subordinated, MTN, 3.45%, 2/13/23	35,000	34,356

TOTAL DIVERSIFIED FINANCIAL SERVICES		$443,003

ELECTRIC – 0.3%

DTE Energy Co.,
Series F, Sr. Unsecured, 3.85%, 12/01/23	10,000	10,065

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20	90,000	92,754

Pacific Gas & Electric Co.,
Sr. Unsecured, 3.75%, 2/15/24	20,000	19,785

TOTAL ELECTRIC		$122,604

ENVIRONMENTAL CONTROL – 0.1%

Waste Management, Inc.,
Company Guaranteed, 3.50%, 5/15/24	35,000	34,757

Waste Management, Inc.,
Company Guaranteed, 4.10%, 3/01/45	25,000	24,865

TOTAL ENVIRONMENTAL CONTROL		$59,622

FOOD & STAPLES RETAILING – 0.1%

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22	35,000	33,867

FOREST PRODUCTS & PAPER – 0.2%

International Paper Co.,
Sr. Unsecured, 4.75%, 2/15/22	35,000	36,400

International Paper Co.,
Sr. Unsecured, 4.40%, 8/15/47	50,000	45,831

TOTAL FOREST PRODUCTS & PAPER		$82,231

HEALTH CARE EQUIPMENT & SUPPLIES – 0.1%

Abbott Laboratories,
Sr. Unsecured, 2.35%, 11/22/19	12,000	11,898

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 3.30%, 2/15/22	20,000	19,845

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$31,743

HEALTH CARE PROVIDERS & SERVICES – 0.3%

Anthem, Inc.,
Sr. Unsecured, 3.65%, 12/01/27	30,000	28,562

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     60

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Cardinal Health, Inc.,
Sr. Unsecured, 3.08%, 6/15/24	$35,000	$33,084

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.75%, 2/15/23	25,000	24,299

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.95%, 10/15/27	25,000	23,374

TOTAL HEALTH CARE PROVIDERS & SERVICES		$109,319

HOME FURNISHINGS – 0.2%

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	65,000	67,542

HOUSEHOLD PRODUCTS – 0.2%

Church & Dwight Co., Inc.,
Sr. Unsecured, 3.95%, 8/01/47	15,000	13,500

Tupperware Brands Corp.,
Company Guaranteed, 4.75%, 6/01/21	60,000	61,261

TOTAL HOUSEHOLD PRODUCTS		$74,761

INSURANCE – 0.5%

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	40,000	40,637

CNA Financial Corp.,
Sr. Unsecured, 3.95%, 5/15/24	35,000	34,874

Lincoln National Corp.,
Sr. Unsecured, 3.63%, 12/12/26	25,000	24,170

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	60,000	61,995

WR Berkley Corp.,
Sr. Unsecured, 4.75%, 8/01/44	45,000	45,269

TOTAL INSURANCE		$206,945

MEDIA – 0.2%

CBS Corp.,
Company Guaranteed, 4.60%, 1/15/45	75,000	71,222

Time Warner, Inc.,
Company Guaranteed, 4.85%, 7/15/45	25,000	24,439

Walt Disney Co. (The),
Sr. Unsecured, GMTN, 4.13%, 6/01/44	10,000	10,134

TOTAL MEDIA		$105,795

MISCELLANEOUS MANUFACTURING – 0.1%

Illinois Tool Works, Inc.,
Sr. Unsecured, 3.50%, 3/01/24	45,000	45,309

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	20,000	20,118

TOTAL MISCELLANEOUS MANUFACTURING		$65,427

OIL & GAS – 0.5%

BP Capital Markets PLC,
Company Guaranteed, 2.50%, 11/06/22	50,000	48,174

Exxon Mobil Corp.,
Sr. Unsecured, 1.82%, 3/15/19	30,000	29,848

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	20,000	19,765

Description	Par Value	Value

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	$20,000	$20,796

Sempra Energy,
Sr. Unsecured, 2.85%, 11/15/20	55,000	54,401

Shell International Finance BV,
Company Guaranteed, 3.25%, 5/11/25	25,000	24,594

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	10,000	10,468

TOTAL OIL & GAS		$208,046

PHARMACEUTICALS – 0.3%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	30,000	29,636

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	20,000	19,039

CVS Health Corp.,
Sr. Unsecured, 5.05%, 3/25/48	30,000	30,504

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	20,000	20,335

Zoetis, Inc.,
Sr. Unsecured, 3.95%, 9/12/47	20,000	18,701

TOTAL PHARMACEUTICALS		$118,215

PIPELINES – 0.8%

Energy Transfer Partners LP,
Sr. Unsecured, 3.60%, 2/01/23	35,000	34,272

Energy Transfer Partners LP,
Sr. Unsecured, 4.20%, 4/15/27	40,000	38,117

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19	35,000	34,922

Kinder Morgan, Inc.,
Company Guaranteed, 5.20%, 3/01/48	40,000	39,334

MPLX LP,
Sr. Unsecured, 4.00%, 3/15/28	30,000	28,825

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	45,000	51,483

Spectra Energy Partners LP,
Sr. Unsecured, 2.95%, 9/25/18	100,000	100,145

Spectra Energy Partners LP,
Sr. Unsecured, 4.50%, 3/15/45	25,000	23,466

TOTAL PIPELINES		$350,564

REAL ESTATE INVESTMENT TRUSTS – 0.7%

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	15,000	15,760

AvalonBay Communities, Inc.,
Sr. Unsecured, MTN, 3.35%, 5/15/27	25,000	23,935

Digital Realty Trust LP,
Company Guaranteed, 5.88%, 2/01/20	100,000	103,949

HCP, Inc.,
Sr. Unsecured, 2.63%, 2/01/20	100,000	98,792

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	15,000	14,985

ANNUAL REPORT / April 30, 2018

61    PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	$40,000	$39,415

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	15,000	14,579

TOTAL REAL ESTATE INVESTMENT TRUSTS		$311,415

SEMICONDUCTORS – 0.1%

Intel Corp.,
Sr. Unsecured, 2.70%, 12/15/22	35,000	34,270

TELECOMMUNICATIONS – 0.2%

AT&T, Inc.,
Sr. Unsecured, (3 month USD LIBOR + 0.91%), 2.87%, 11/27/18Δ	55,000	55,221

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	15,000	14,357

TOTAL TELECOMMUNICATIONS		$69,578

TRANSPORTATION – 0.4%

FedEx Corp.,
Company Guaranteed, 3.88%, 8/01/42	30,000	27,326

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45	15,000	13,936

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.65%, 3/02/20	100,000	99,042

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	10,000	9,574

TOTAL TRANSPORTATION		$149,878

TRUCKING & LEASING – 0.0%**

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44#	20,000	21,283

TOTAL CORPORATE BONDS (COST $3,299,909)		$3,280,192

	Number of Shares

COMMON STOCKS – 37.4%

CONSUMER DISCRETIONARY – 1.7%

HOTELS, RESTAURANTS & LEISURE – 1.0%

Darden Restaurants, Inc.	2,650	246,079

Extended Stay America, Inc.	8,775	171,815

		$417,894

TEXTILES, APPAREL & LUXURY GOODS – 0.7%

Tapestry, Inc.	5,625	302,456

TOTAL CONSUMER DISCRETIONARY		$720,350

CONSUMER STAPLES – 2.8%

BEVERAGES – 0.5%

Coca-Cola Co. (The)	4,775	206,328

FOOD & STAPLES RETAILING – 0.5%

CVS Health Corp.	2,800	195,524

Description	Number of Shares	Value

HOUSEHOLD PRODUCTS – 0.6%

Procter & Gamble Co. (The)	3,525	$254,998

TOBACCO – 1.2%

Altria Group, Inc.	5,150	288,967

Philip Morris International, Inc.	2,850	233,700

		$522,667

TOTAL CONSUMER STAPLES		$1,179,517

ENERGY – 5.8%

ENERGY EQUIPMENT & SERVICES – 0.6%

Schlumberger Ltd.	3,575	245,102

OIL, GAS & CONSUMABLE FUELS – 5.2%

BP PLC ADR	8,675	386,818

Chevron Corp.	4,825	603,656

Exxon Mobil Corp.	2,850	221,588

Occidental Petroleum Corp.	4,900	378,574

Suncor Energy, Inc.	10,050	384,211

Targa Resources Corp.	4,850	227,804

		$2,202,651

TOTAL ENERGY		$2,447,753

FINANCIALS – 10.0%

CAPITAL MARKETS – 1.1%

Invesco Ltd.	7,950	230,311

Main Street Capital Corp.	5,578	210,625

		$440,936

COMMERCIAL BANKS – 3.3%

First Hawaiian, Inc.	7,150	196,982

PacWest Bancorp	6,825	349,713

People’s United Financial, Inc.	12,675	231,826

Umpqua Holdings Corp.	14,625	344,565

United Bankshares, Inc.	7,850	266,507

		$1,389,593

DIVERSIFIED FINANCIAL SERVICES – 3.0%

JPMorgan Chase & Co.	4,850	527,583

Toronto-Dominion Bank (The)	7,200	404,280

Wells Fargo & Co.	6,500	337,740

		$1,269,603

INSURANCE – 2.0%

MetLife, Inc.	7,230	344,654

Old Republic International Corp.	14,625	298,350

Sun Life Financial, Inc.	5,000	206,400

		$849,404

REAL ESTATE INVESTMENT TRUSTS – 0.6%

Blackstone Mortgage Trust, Inc., Class A	8,625	266,081

TOTAL FINANCIALS		$4,215,617

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    62

Wilmington Diversified Income Fund (continued)

Description	Number of Shares	Value

HEALTH CARE – 4.7%

BIOTECHNOLOGY – 0.4%

Amgen, Inc.	950	$165,756

PHARMACEUTICALS – 4.3%

AbbVie, Inc.	4,200	405,510

Bristol-Myers Squibb Co.	3,050	158,997

Johnson & Johnson	3,250	411,092

Merck & Co., Inc.	7,300	429,751

Pfizer, Inc.	11,250	411,862

		$1,817,212

TOTAL HEALTH CARE		$1,982,968

INDUSTRIALS – 3.1%

AEROSPACE & DEFENSE – 0.9%

Lockheed Martin Corp.	1,240	397,842

AIR FREIGHT & LOGISTICS – 0.6%

United Parcel Service, Inc., Class B	2,425	275,237

ELECTRICAL EQUIPMENT – 0.8%

Emerson Electric Co.	4,950	328,730

MISCELLANEOUS MANUFACTURING – 0.8%

Eaton Corp. PLC	4,300	322,629

TOTAL INDUSTRIALS		$1,324,438

INFORMATION TECHNOLOGY – 3.8%

COMMUNICATIONS EQUIPMENT – 1.7%
Cisco Systems, Inc.	15,625	692,031

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.5%
Maxim Integrated Products, Inc.	6,300	343,350

QUALCOMM, Inc.	5,975	304,785

		$648,135

SOFTWARE – 0.6%

CA, Inc.	6,825	237,510

TOTAL INFORMATION TECHNOLOGY		$1,577,676

MATERIALS – 0.8%

CHEMICALS – 0.8%

LyondellBasell Industries NV, Class A	3,325	351,552

REAL ESTATE – 1.4%

REAL ESTATE INVESTMENT TRUSTS – 1.4%

Park Hotels & Resorts, Inc.	7,000	201,460

Weyerhaeuser Co.	10,100	371,478

		$572,938

TOTAL REAL ESTATE		$572,938

TELECOMMUNICATION SERVICES – 0.9%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.9%

AT&T, Inc.	11,300	369,510

Description	Number of Shares	Value

UTILITIES – 2.4%

ELECTRIC UTILITIES – 2.4%

American Electric Power Co., Inc.	3,375	$236,183

Duke Energy Corp.	2,575	206,412

FirstEnergy Corp.	7,625	262,300

NextEra Energy, Inc.	1,770	290,121

		$995,016

TOTAL UTILITIES		$995,016

TOTAL COMMON STOCKS (COST $14,888,388)		$15,737,335
	Par Value

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%
Continental Airlines 2009-2,
Series A, Pass-Through Certificates, 7.25%, 11/10/19	$50,408	53,054

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates, 6.82%, 8/10/22	37,304	40,941

TOTAL AIRLINES		$93,995

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES
(COST $86,871)		$93,995

MORTGAGE-BACKED SECURITIES – 5.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.1%

Pool C00478, 8.50%, 9/01/26	1,390	1,612

Pool A15865, 5.50%, 11/01/33	31,244	33,899

Pool A19412, 5.00%, 3/01/34	89,143	97,059

Pool G05774, 5.00%, 1/01/40	182,252	196,246

Pool C03517, 4.50%, 9/01/40	23,793	24,996

Pool C03849, 3.50%, 4/01/42	45,041	44,805

Pool C04305, 3.00%, 11/01/42	156,223	150,762

Pool C09020, 3.50%, 11/01/42	135,115	135,385

Pool G07889, 3.50%, 8/01/43	32,612	32,400

Pool Q23891, 4.00%, 12/01/43	37,473	38,239

Pool G60038, 3.50%, 1/01/44	107,465	107,680

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$863,083

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.8%

Pool 326445, 0.88%, 5/21/18	165,000	164,915

Pool 580676, 1.63%, 11/27/18	165,000	164,594

Pool AB4089, 3.00%, 12/01/26	23,868	23,851

Pool 533246, 7.50%, 4/01/30	3,695	3,798

Pool AJ4050, 4.00%, 10/01/41	76,531	78,565

Pool AX5302, 4.00%, 1/01/42	24,137	24,778

Pool AT7899, 3.50%, 7/01/43	61,604	61,203

ANNUAL REPORT / April 30, 2018

63     PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Pool AS0302, 3.00%, 8/01/43	$66,083	$64,248

Pool AL6325, 3.00%, 10/01/44	60,476	58,798

Pool BC0830, 3.00%, 4/01/46	76,602	73,952

Pool BC9468, 3.00%, 6/01/46	22,418	21,628

Pool BD7166, 4.50%, 4/01/47	80,461	83,793

Pool BE3625, 3.50%, 5/01/47	148,750	147,733

Pool BE3702, 4.00%, 6/01/47	206,269	210,169

Pool BE3767, 3.50%, 7/01/47	15,314	15,209

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,197,234

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%

Pool 354677, 7.50%, 10/15/23	8,381	9,673

Pool 354765, 7.00%, 2/15/24	13,018	14,001

Pool 354827, 7.00%, 5/15/24	10,546	11,078

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$34,752

TOTAL MORTGAGE–BACKED SECURITIES (COST $2,146,557)		$2,095,069

U.S. TREASURY – 7.7%

U.S. TREASURY BONDS – 1.5%

2.50%, 2/15/46	65,000	57,569

2.75%, 8/15/47	70,000	65,072

3.00%, 11/15/44	53,000	51,977

3.00%, 11/15/45	8,000	7,837

3.00%, 2/15/47	21,000	20,549

3.00%, 5/15/47	30,000	29,341

3.13%, 8/15/44	11,000	11,037

3.38%, 5/15/44	139,000	145,678

3.63%, 2/15/44	87,000	95,027

4.38%, 5/15/40	120,000	145,302

4.75%, 2/15/37	21,000	26,271

TOTAL U.S. TREASURY BONDS		$655,660

U.S. TREASURY NOTES – 6.2%

1.13%, 2/28/21	250,000	239,829

1.50%, 12/31/18	87,000	86,636

1.50%, 3/31/19	100,000	99,317

1.50%, 11/30/19	40,000	39,428

1.50%, 8/15/26	90,000	80,495

1.63%, 11/15/22	96,000	91,330

1.63%, 5/15/26	195,000	176,752

1.75%, 5/15/23	405,000	385,049

2.00%, 10/31/21	165,000	161,175

2.00%, 4/30/24	170,000	161,921

2.00%, 2/15/25	115,000	108,602

2.00%, 8/15/25	35,000	32,884

2.13%, 8/31/20	115,000	113,878

Description	Par Value	Value

2.13%, 6/30/22	$175,000	$170,779

2.13%, 11/30/23	215,000	207,132

2.13%, 5/15/25	140,000	132,978

2.25%, 11/15/24	80,000	76,924

2.25%, 11/15/25	5,000	4,771

2.38%, 8/15/24	140,000	135,907

3.50%, 5/15/20	100,000	101,929

TOTAL U.S. TREASURY NOTES		$2,607,716

TOTAL U.S. TREASURY (COST $3,349,236)		$3,263,376
	Number of Shares

MONEY MARKET FUND – 2.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%^	969,663	969,663

TOTAL MONEY MARKET FUND (COST $969,663)		$969,663

TOTAL INVESTMENTS IN SECURITIES – 98.9% (COST $41,075,196)		$41,648,745

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 10.5%

REPURCHASE AGREEMENTS – 10.5%

Barclays Capital, Inc., 1.71%, dated 4/30/18, due 5/01/18, repurchase price $325,734, collateralized by U.S. Treasury Securities, 0.00% to 3.00%, maturing 7/31/19 to 9/09/49; total market value of $332,233.	$325,719	325,719

BNP Paribas SA, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $819,831, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 8/15/46; total market value of $836,188.	819,792	819,792

Citigroup Global Markets, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $819,831, collateralized by U.S. Government & Treasury Securities, 0.00% to 11.50%, maturing 5/01/18 to 3/20/67; total market value of $836,188.	819,792	819,792

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    64

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

NBC Global Finance Ltd., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $819,832, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 6/30/19 to 9/09/49; total market value of $836,186.	$819,792	$819,792

Nomura Securities International, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $819,832, collateralized by U.S. Government Securities, 0.00% to 10.50%, maturing 5/01/18 to 3/20/68; total market value of $836,188.	819,792	819,792

RBC Dominion Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $819,831, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 10/31/18 to 9/09/49; total market value of $836,188.	819,792	819,792

TOTAL REPURCHASE AGREEMENTS		$4,424,679

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $4,424,679)		$4,424,679

TOTAL INVESTMENTS – 109.4% (COST $45,499,875)		$46,073,424

COLLATERAL FOR SECURITIES ON LOAN – (10.5%)		(4,424,679)

OTHER ASSETS LESS LIABILITIES – 1.1%		453,358

TOTAL NET ASSETS – 100.0%		$42,102,103

Cost of investments for Federal income tax purposes is $45,492,731. The net unrealized appreciation/(depreciation) of investments was $580,693. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,626,102 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(1,045,409).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$16,056,975	$—	$—	$16,056,975

Collateralized Mortgage Obligations	—	152,140	—	152,140

Corporate Bonds	—	3,280,192	—	3,280,192

Common Stocks	15,737,335	—	—	15,737,335

Enhanced Equipment Trust Certificates	—	93,995	—	93,995

Mortgage-Backed Securities	—	2,095,069	—	2,095,069

U.S. Treasury	—	3,263,376	—	3,263,376

Money Market Fund	969,663	—	—	969,663

Repurchase Agreements	—	4,424,679	—	4,424,679

Total	$32,763,973	$13,309,451	$—	$46,073,424

ANNUAL REPORT / April 30, 2018

65    PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (concluded)

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2018, these liquid restricted securities amounted to $128,736 representing 0.31% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR - Standard & Poor’s Depository
SPDR	Receipts

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES     66

April 30, 2018	Wilmington International Fund		Wilmington Global Alpha Equities Fund
ASSETS:
Investments, at identified cost	$607,727,505		$139,950,963

Investments in securities, at value (Including $39,863,196 and $0 of securities on loan, respectively) (Note 2)	$695,926,727		$151,618,349

Deposits for financial futures contracts	1,680,486		4,465,443
Cash denominated in foreign currencies	4,072,821	(a)	10,906	(a)
Income receivable	2,226,146		372,728
Tax reclaim receivable	1,038,586		107,863
Receivable for shares sold	1,985,002		125,476
Unrealized appreciation on forward foreign currency contracts	839		357,122
Receivable for investments sold	1,873,611		513,864
Prepaid assets	26,501		29,899

TOTAL ASSETS	708,830,719		157,601,650

LIABILITIES:
Overdraft due to custodian denominated in foreign currencies	—		192,299	(b)
Deferred capital gains tax payable	29,841		—
Payable for investments purchased	1,549,343		536,438
Collateral for securities on loan	45,254,288		—
Unrealized depreciation on forward foreign currency contracts	1,890		43,673
Payable for shares redeemed	139,184		44,381
Payable to sub-advisors	187,460		70,889
Payable for Trustees’ fees	6,410		6,410
Payable for distribution services fees	1,126		27
Payable for shareholder services fees	64,374		—
Other accrued expenses	314,204		206,698

TOTAL LIABILITIES	47,548,120		1,100,815

NET ASSETS	$661,282,599		$156,500,835

NET ASSETS CONSIST OF:

Paid-in capital	$567,061,895		$155,095,262
Undistributed (distributions in excess of) net investment income	1,956,169		(413,827)
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,023,524		(11,815,004)
Net unrealized appreciation (depreciation) of investments and foreign currencies	88,241,011		13,634,404

TOTAL NET ASSETS	$661,282,599		$156,500,835

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$5,472,997		$132,308

Shares outstanding (unlimited shares authorized)	600,936		12,037

Net Asset Value per share	$9.11		$10.99

Offering price per share*	$9.64	**	$11.63	**

Class I
Net Assets	$655,809,602		$156,368,527

Shares outstanding (unlimited shares authorized)	71,448,877		14,106,777

Net Asset Value per share	$9.18		$11.08

(a)	Cost of cash denominated in foreign currencies was $4,107,451 and $10,892, respectively.
(b)	Cost of overdraft due to custodian was $194,676.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

67    STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2018	Wilmington Real Asset Fund		Wilmington Diversified Income Fund
ASSETS:
Investments, at identified cost	$327,927,703		$45,499,875

Investments in securities, at value (Including $16,906,572 and $4,326,022 of securities on loan, respectively) (Note 2)	$351,349,506		$46,073,424

Cash	—		2,822
Deposits for financial futures contracts	189,080	(a)	—
Deposits for swaps	526,904	(b)	—
Cash denominated in foreign currencies	269,875	(c)	—
Variation margin receivable for centrally cleared swap agreements	23,511		—
Variation margin receivable for financial futures contracts	4,728		—
Income receivable	532,746		98,264
Tax reclaim receivable	134,041		—
Due from advisor	—		16,825
Receivable for shares sold	137,251		1,942
Over the counter swap agreements, at value (Net upfront payments received of $46,985 and $0, respectively)	66,209		—
Written options, at value	42,990	(d)(e)	—
Unrealized appreciation on forward foreign currency contracts	323,578		—
Receivable for investments sold	7,148,741		428,952
Prepaid assets	28,948		15,192

TOTAL ASSETS	360,778,108		46,637,421

LIABILITIES:
TBA Sale Commitments, at value	288,867	(f)	—
Written options, at value	24,848	(d)(e)	—
Variation margin payable for centrally cleared swap agreements	44,655		—
Variation margin payable for financial futures contracts	38,570		—
Payable for investments purchased	33,314,110		—
Collateral for securities on loan	17,329,178		4,424,679
Due to broker for swap agreements	100,000		—
Over the counter swap agreements, at value (Net upfront payments paid of $32 and $0, respectively)	105,377		—
Unrealized depreciation on forward foreign currency contracts	97,382		—
Payable for shares redeemed	73,257		2,628
Payable to sub-advisors	26,190		—
Payable for Trustees’ fees	6,415		6,410
Payable for distribution services fees	266		8,461
Other accrued expenses	297,993		93,140

TOTAL LIABILITIES	51,747,108		4,535,318

NET ASSETS	$309,031,000		$42,102,103

NET ASSETS CONSIST OF:
Paid-in capital	$309,430,848		$41,329,481
Undistributed (distributions in excess of) net investment income	(2,768,125)		155,994
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,827,440)		43,079
Net unrealized appreciation (depreciation) of investments and foreign currencies	24,195,717		573,549

TOTAL NET ASSETS	$309,031,000		$42,102,103

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$1,297,113		$40,992,899

Shares outstanding (unlimited shares authorized)	89,592		3,914,508

Net Asset Value per share	$14.48		$10.47

Offering price per share*	$15.32	**	$11.08	**

Class I
Net Assets	$307,733,887		$1,109,204

Shares outstanding (unlimited shares authorized)	21,036,454		105,806

Net Asset Value per share	$14.63		$10.48

(a)	Includes cash denominated in foreign currencies with a value of $21,519 and a cost of $21,829.
(b)	Includes cash denominated in foreign currencies with a value of $20,093 and a cost of $20,461.
(c)	Cost of cash denominated in foreign currencies was $271,015.
(d)	Net written options, at value is $18,142.
(e)	Premiums received for options written were $106,186.
(f)	Proceeds received for TBA sales commitments were $290,672.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

    STATEMENTS OF OPERATIONS    68

Year Ended April 30, 2018	Wilmington International Fund	Wilmington Global Alpha Equities Fund
INVESTMENT INCOME:
Dividends	$10,917,583 (a)	$3,123,655 (a)
Interest	7,451	22,245
Securities lending income	223,763	—

TOTAL INVESTMENT INCOME	11,148,797	3,145,900

EXPENSES:
Investment advisory fee	4,563,478	2,074,407
Administrative personnel and services fee	184,050	44,855
Portfolio accounting and administration fees	199,535	67,444
Custodian fees	85,621	103,997
Transfer and dividend disbursing agent fees and expenses	130,341	112,826
Trustees’ fees	62,231	62,231
Professional fees	229,762	134,701
Distribution services fee—Class A	13,528	349
Shareholder services fee—Class A	13,528	349
Shareholder services fee— Class I	1,404,912	345,385
Share registration costs	28,379	31,467
Printing and postage	35,627	36,136
Miscellaneous	58,661	36,732

TOTAL EXPENSES	7,009,653	3,050,879

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(1,095,405)	(976,124)
Waiver of shareholder services fee—Class A	(13,528)	(349)
Waiver of shareholder services fee—Class I	(745,119)	(345,385)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,854,052)	(1,321,858)

Net expenses	5,155,601	1,729,021

Net investment income (loss)	5,993,196	1,416,879

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	35,928,927	5,447,974
Net realized gain (loss) on forward foreign currency contracts	(100,478)	(571,730)
Net realized gain (loss) on foreign currency transactions	(459,065)	49,049
Net realized gain (loss) on financial futures contracts	659,225	(9,245,538)
Litigation proceeds	16,064 (b)	6,197 (b)
Net change in unrealized appreciation (depreciation) on investments	39,043,433 (c)	6,645,097
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	627	458,335
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(29,622)	(793)
Net change in unrealized appreciation (depreciation) on financial futures contracts	40,248	2,638,062

Net realized and unrealized gain (loss) on investments	75,099,359	5,426,653

Change in net assets resulting from operations	$81,092,555	$6,843,532

(a)	Net of foreign withholding taxes withheld of $1,523,008 and $203,051, respectively.
(b)	The Litigation proceeds represent a class action settlement received by the Fund.
(c)	Net of foreign deferred capital gains taxes of $29,841.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

69    STATEMENTS OF OPERATIONS (Concluded)

Year Ended April 30, 2018	Wilmington Real Asset Fund	Wilmington Diversified Income Fund
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$9,052,879 (a)	$935,666 (a)
Dividends received from affiliated issuers	—	66,080
Interest	2,162,752 (b)	244,154
Securities lending income	212,634	53,434

TOTAL INVESTMENT INCOME	11,428,265	1,299,334

EXPENSES:
Investment advisory fee	1,820,881	175,204
Administrative personnel and services fee	106,680	14,219
Portfolio accounting and administration fees	180,461	24,865
Custodian fees	141,939	2,024
Transfer and dividend disbursing agent fees and expenses	119,291	67,343
Trustees’ fees	62,213	62,231
Professional fees	143,342	113,491
Distribution services fee—Class A	3,883	106,747
Shareholder services fee—Class A	3,883	106,747
Shareholder services fee— Class I	817,492	2,755
Share registration costs	32,464	19,989
Printing and postage	27,384	30,060
Interest expense on reverse repurchase agreements	389	—
Miscellaneous	52,202	27,069

TOTAL EXPENSES	3,512,504	752,744

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(269,754)	(356,588)
Waiver of shareholder services fee—Class A	(3,883)	(106,747)
Waiver of shareholder services fee—Class I	(817,492)	(2,755)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,091,129)	(466,090)

Net expenses	2,421,375	286,654

Net investment income (loss)	9,006,890	1,012,680

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments in unaffiliated issuers	1,052,510	3,594,374
Net realized gain (loss) on affiliated investment companies	—	2,787,145
Realized gain distributions received from unaffiliated investment companies	—	44,765
Net realized gain (loss) on forward foreign currency contracts	(1,257,731)	—
Net realized gain (loss) on foreign currency transactions	11,606	—
Net realized gain (loss) on financial futures contracts	(104,538)	—
Net realized gain (loss) on swap agreements	88,298	—
Net realized gain (loss) on purchased options	(54,081)	—
Net realized gain (loss) on written options	284,324	—
Net realized gain (loss) on securities sold short	39,735	—
Net change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	14,273,462	(2,340,668)
Net change in unrealized appreciation (depreciation) on affiliated investment companies	—	(2,103,990)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	716,447	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	9,066	—
Net change in unrealized appreciation (depreciation) on financial futures contracts	(25,067)	—
Net change in unrealized appreciation (depreciation) on swap agreements	66,177	—
Net change in unrealized appreciation (depreciation) on purchased options	30,129	—
Net change in unrealized appreciation (depreciation) on written options	(40,806)	—
Net change in unrealized appreciation (depreciation) on TBA Sales Commitments	1,805	—

Net realized and unrealized gain (loss) on investments	15,091,336	1,981,626

Change in net assets resulting from operations	$24,098,226	$2,994,306

(a)	Net of foreign withholding taxes withheld of $238,408 and $3,843, respectively.
(b)	Net of foreign withholding taxes withheld of $11,351.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

    STATEMENTS OF CHANGES IN NET ASSETS    70

	Wilmington International Fund		Wilmington Global Alpha Equities Fund

	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment income (loss)	$5,993,196	$5,209,793	$1,416,879	$401,305
Net realized gain (loss) on investments	36,044,673	15,203,263	(4,314,048)	3,770,269
Net change in unrealized appreciation (depreciation) of investments	39,054,686	30,945,335	9,740,701	4,820,213

Change in net assets resulting from operations	81,092,555	51,358,391	6,843,532	8,991,787

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(57,207)	(62,135)	(1,430)	(462)
Class I	(6,025,954)	(5,670,589)	(1,746,039)	(302,238)

Change in net assets resulting from distributions to shareholders	(6,083,161)	(5,732,724)	(1,747,469)	(302,700)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	142,951	49,030	3,180	12,149
Class I	209,478,095	101,289,157	63,763,339	14,479,634
Distributions reinvested
Class A	51,111	55,898	1,430	462
Class I	3,127,481	3,573,511	928,262	198,217
Cost of shares redeemed
Class A	(412,815)	(492,657)	(58,910)	(1,149,734)
Class I	(70,000,982)	(122,380,114)	(17,180,893)	(77,771,723)

Change in net assets resulting from share transactions	142,385,841	(17,905,175)	47,456,408	(64,230,995)

Change in net assets	217,395,235	27,720,492	52,552,471	(55,541,908)
NET ASSETS:
Beginning of year	443,887,364	416,166,872	103,948,364	159,490,272

End of year	$661,282,599	$443,887,364	$156,500,835	$103,948,364

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,956,169	$1,675,297	$(413,827)	$256,240

SHARES OF BENEFICIAL INTEREST:				.
Shares sold
Class A	16,510	6,734	292	1,191
Class I	23,545,685	14,188,431	5,793,564	1,417,814
Distributions reinvested
Class A	6,083	8,080	130	45
Class I	368,522	512,694	83,778	19,357
Shares redeemed
Class A	(46,745)	(68,746)	(5,481)	(115,488)
Class I	(7,909,116)	(16,928,812)	(1,555,130)	(7,697,101)

Net change resulting from share transactions	15,980,939	(2,281,619)	4,317,153	(6,374,182)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

71     STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington Real Asset Fund		Wilmington Diversified Income Fund

	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment income (loss)	$9,006,890	$8,532,279	$1,012,680	$514,788
Net realized gain (loss) on investments	60,123	22,756,958	6,426,284	356,476
Net change in unrealized appreciation (depreciation) of investments	15,031,213	(24,335,733)	(4,444,658)	3,073,829

Change in net assets resulting from operations	24,098,226	6,953,504	2,994,306	3,945,093

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(43,902)	—	(901,794)	(511,380)
Class I	(8,797,592)	—	(26,377)	(13,529)
Distributions from net realized gain on investments
Class A	—	—	(4,758,811)	—
Class I	—	—	(126,237)	—

Change in net assets resulting from distributions to shareholders	(8,841,494)	—	(5,813,219)	(524,909)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	138,570	115,013	621,536	718,976
Class I	40,744,073	54,174,835	538,816	155,458
Distributions reinvested
Class A	32,615	—	5,292,918	474,723
Class I	4,577,313	—	75,548	1,591
Cost of shares redeemed
Class A	(591,544)	(265,658)	(5,063,276)	(6,275,919)
Class I	(98,556,789)	(168,480,798)	(147,559)	(627,698)

Change in net assets resulting from share transactions	(53,655,762)	(114,456,608)	1,317,983	(5,552,869)

Change in net assets	(38,399,030)	(107,503,104)	(1,500,930)	(2,132,685)
NET ASSETS:
Beginning of year	347,430,030	454,933,134	43,603,033	45,735,718

End of year	$309,031,000	$347,430,030	$42,102,103	$43,603,033

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(2,768,125)	$(1,420,920)	$155,994	$58,750

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	9,652	8,418	55,698	66,205
Class I	2,815,356	3,913,708	47,689	14,825
Distributions reinvested
Class A	2,257	—	496,247	44,416
Class I	314,292	—	7,087	149
Shares redeemed
Class A	(40,766)	(19,269)	(451,606)	(584,999)
Class I	(6,780,177)	(12,240,278)	(13,423)	(58,979)

Net change resulting from share transactions	(3,679,386)	(8,337,421)	141,692	(518,383)

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS    72

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

CLASS A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$7.86	$7.08	$8.04	$7.90	$7.27
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.08	0.08	0.08	0.09	0.12
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	1.26 (b)	0.79 (c)	(0.95)	0.17	0.63

Total Income (Loss) From Operations	1.34	0.87	(0.87)	0.26	0.75

Less Distributions From:
Net Investment Income	(0.09)	(0.09)	(0.09)	(0.12)	(0.12)

Total Distributions	(0.09)	(0.09)	(0.09)	(0.12)	(0.12)

Net Asset Value, End of Year	$9.11	$7.86	$7.08	$8.04	$7.90

Total Return(d)	17.18%	12.52%	(10.82)%	3.29%	10.53%
Net Assets, End of Year (000’s)	$5,473	$4,913	$4,810	$5,909	$6,107
Ratios to Average Net Assets
Gross Expense	1.48%	1.79%	1.87%	1.84%	1.78%
Net Expenses(e)	1.04%	1.22%	1.31%	1.42%	1.49%
Net Investment Income (Loss)	0.93%	1.16%	1.15%	1.20%	1.64%
Portfolio Turnover Rate	75%	177%	71%	78%	49%

CLASS I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$7.92	$7.13	$8.09	$7.94	$7.30
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.09	0.09	0.10	0.13
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	1.27 (b)	0.80 (c)	(0.95)	0.18	0.64

Total Income (Loss) From Operations	1.36	0.89	(0.86)	0.28	0.77

Less Distributions From:
Net Investment Income	(0.10)	(0.10)	(0.10)	(0.13)	(0.13)

Total Distributions	(0.10)	(0.10)	(0.10)	(0.13)	(0.13)

Net Asset Value, End of Year	$9.18	$7.92	$7.13	$8.09	$7.94

Total Return(d)	17.29%	12.69%	(10.70)%	3.46%	10.73%
Net Assets, End of Year (000’s)	$655,810	$438,974	$411,357	$535,446	$526,874
Ratios to Average Net Assets
Gross Expense	1.23%	1.54%	1.62%	1.59%	1.53%
Net Expenses(e)	0.91%	1.09%	1.18%	1.29%	1.36%
Net Investment Income (Loss)	1.06%	1.28%	1.28%	1.32%	1.75%
Portfolio Turnover Rate	75%	177%	71%	78%	49%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)

Amount includes a non-recurring payment for Litigation proceeds which represents a class action settlement received by the Fund related to best execution of foreign exchange transactions. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.01 and $0.01 for Class A and Class I, respectively.

(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

73    FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

CLASS A	Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$10.54		$9.82	$10.86	$10.74	$10.58
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.05		(0.01)	(0.05)	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.52	(b)	0.75	(0.75)	0.35	0.34

Total Income (Loss) From Operations	0.57		0.74	(0.80)	0.29	0.30

Less Distributions From:
Net Investment Income	(0.12)		(0.02)	(0.24)	—	(0.01)
Net Realized Gains	—		—	—	(0.17)	(0.13)

Total Distributions	(0.12)		(0.02)	(0.24)	(0.17)	(0.14)

Net Asset Value, End of Year	$10.99		$10.54	$9.82	$10.86	$10.74

Total Return(c)	5.41%		7.59%	(7.48)%	2.73%	2.74%
Net Assets, End of Year (000’s)	$132		$180	$1,290	$2,723	$4,156
Ratios to Average Net Assets
Gross Expense	2.46%		3.06%	2.89%	3.04%	3.30%
Net Expenses(d)(e)	1.50%		2.48%	2.46%	2.68%	2.71%
Net Investment Income (Loss)	0.42%		(0.06)%	(0.44)%	(0.52)%	(0.33)%
Portfolio Turnover Rate	58	%(f)	367%	387%	434%	403%

CLASS I	Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$10.61		$9.86	$10.88	$10.74	$10.56
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.11		0.03	(0.02)	(0.03)	0.00 (g)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.49	(b)	0.75	(0.76)	0.34	0.32

Total Income (Loss) From Operations	0.60		0.78	(0.78)	0.31	0.32

Less Distributions From:
Net Investment Income	(0.13)		(0.03)	(0.24)	—	(0.01)
Net Realized Gains	—		—	—	(0.17)	(0.13)

Total Distributions	(0.13)		(0.03)	(0.24)	(0.17)	(0.14)

Net Asset Value, End of Year	$11.08		$10.61	$9.86	$10.88	$10.74

Total Return(c)	5.63%		7.93%	(7.22)%	2.91%	3.01%
Net Assets, End of Year (000’s)	$156,369		$103,768	$158,200	$193,639	$207,530
Ratios to Average Net Assets
Gross Expense	2.21%		2.82%	2.64%	2.78%	2.95%
Net Expenses(d)(e)	1.25%		2.12%	2.21%	2.41%	2.43%
Net Investment Income (Loss)	1.03%		0.32%	(0.16)%	(0.27)%	(0.04)%
Portfolio Turnover Rate	58	%(f)	367%	387%	434%	403%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I
April 30, 2018	1.50%	1.25%
April 30, 2017	2.06%	1.77%
April 30, 2016	2.15%	1.90%
April 30, 2015	2.19%	1.95%
April 30, 2014	2.23%	1.98%
(f)

In January 2017, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the fiscal year ended April 30, 2018 was significantly lower than that of previous fiscal years.

(g)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

    FINANCIAL HIGHLIGHTS (continued)    74

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

CLASS A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$13.87	$13.63	$14.77	$14.81	$15.55
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.35	0.23	0.21	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.63	0.01	(0.68)	0.04	(0.65)

Total Income (Loss) From Operations	0.98	0.24	(0.47)	0.17	(0.55)

Less Distributions From:
Net Investment Income	(0.37)	—	(0.67)	(0.21)	(0.19)

Total Distributions	(0.37)	—	(0.67)	(0.21)	(0.19)

Net Asset Value, End of Year	$14.48	$13.87	$13.63	$14.77	$14.81

Total Return(b)	7.11%	1.76%	(3.09)%	1.14%	(3.46)%
Net Assets, End of Year (000’s)	$1,297	$1,643	$1,762	$2,242	$2,606
Ratios to Average Net Assets
Gross Expense	1.32%	1.45%	1.48%	1.49%	1.54%
Net Expenses(c)(d)	0.99%	1.20%	1.23%	1.23%	1.28%
Net Investment Income (Loss)	2.46%	1.68%	1.53%	0.89%	0.72%
Portfolio Turnover Rate	438%	593%	418%	242%	149%

CLASS I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$14.01	$13.73	$14.86	$14.88	$15.61
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.40	0.27	0.24	0.17	0.13
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.62	0.01	(0.67)	0.03	(0.64)

Total Income (Loss) From Operations	1.02	0.28	(0.43)	0.20	(0.51)

Less Distributions From:
Net Investment Income	(0.40)	—	(0.70)	(0.22)	(0.22)

Total Distributions	(0.40)	—	(0.70)	(0.22)	(0.22)

Net Asset Value, End of Year	$14.63	$14.01	$13.73	$14.86	$14.88

Total Return(b)	7.31%	2.11%	(2.89)%	1.40%	(3.20)%
Net Assets, End of Year (000’s)	$307,734	$345,787	$453,171	$463,375	$452,913
Ratios to Average Net Assets
Gross Expense	1.07%	1.20%	1.23%	1.24%	1.29%
Net Expenses(c)(d)	0.74%	0.95%	0.98%	0.98%	1.03%
Net Investment Income (Loss)	2.74%	1.97%	1.75%	1.13%	0.93%
Portfolio Turnover Rate	438%	593%	418%	242%	149%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(d)

Expense ratio includes interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments. Interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments had no impact on the ratio of expenses to average net assets for the years ended April 30, 2018 and April 30, 2017.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

75    FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON DIVERSIFIED INCOME FUND

CLASS A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$11.24	$10.40	$10.98	$10.47	$9.86
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.26	0.12	0.12	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.52	0.85	(0.53)	0.53	0.62

Total Income (Loss) From Operations	0.78	0.97	(0.41)	0.63	0.72

Less Distributions From:
Net Investment Income	(0.23)	(0.13)	(0.15)	(0.12)	(0.11)
Net Realized Gains	(1.32)	—	(0.02)	—	—

Total Distributions	(1.55)	(0.13)	(0.17)	(0.12)	(0.11)

Net Asset Value, End of Year	$10.47	$11.24	$10.40	$10.98	$10.47

Total Return(b)	6.99%	9.38%	(3.70)%	6.09%	7.34%
Net Assets, End of Year (000’s)	$40,993	$42,878	$44,607	$52,860	$57,317
Ratios to Average Net Assets
Gross Expense(c)	1.72%	1.59%	1.52%	1.46%	1.45%
Net Expenses(c)(d)	0.66%	0.74%	0.74%	0.80%	0.84%
Net Investment Income (Loss)	2.30%	1.16%	1.14%	0.90%	0.94%
Portfolio Turnover Rate	85%	9%	52%	23%	54%

CLASS I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$11.25	$10.41	$10.98	$10.47	$9.84
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.29	0.15	0.15	0.12	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.52	0.85	(0.53)	0.54	0.63

Total Income (Loss) From Operations	0.81	1.00	(0.38)	0.66	0.76

Less Distributions From:
Net Investment Income	(0.26)	(0.16)	(0.17)	(0.15)	(0.13)
Net Realized Gains	(1.32)	—	(0.02)	—	—

Total Distributions	(1.58)	(0.16)	(0.19)	(0.15)	(0.13)

Net Asset Value, End of Year	$10.48	$11.25	$10.41	$10.98	$10.47

Total Return(b)	7.24%	9.64%	(3.42)%	6.35%	7.76%
Net Assets, End of Year (000’s)	$1,109	$725	$1,129	$1,323	$971
Ratios to Average Net Assets
Gross Expense(c)	1.48%	1.34%	1.27%	1.21%	1.19%
Net Expenses(c)(d)	0.41%	0.49%	0.49%	0.55%	0.59%
Net Investment Income (Loss)	2.62%	1.44%	1.39%	1.16%	1.33%
Portfolio Turnover Rate	85%	9%	52%	23%	54%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS    76

Wilmington Funds

April 30, 2018

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal
Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

Wilmington Diversified Income Fund (“Diversified Income Fund“)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a Fair Value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•price information on listed securities, including underlying Exchange Traded Funds (”ETFs“) and Exchange Traded Notes (”ETNs“), is taken from the exchange where the security is primarily traded;

•swap agreements are valued daily based upon the terms specific to each agreement with its counterparty; and

•for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

ANNUAL REPORT / April 30, 2018

77    NOTES TO FINANCIAL STATEMENTS (continued)

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the year. As of April 30, 2018, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period, except for the International Fund and the Real Asset Fund. For the International Fund, a security was transferred from Level 2 to Level 1 at a valuation of $0 due to the availability of a current market quotation or sufficient volume of trading in the security. For Real Asset Fund, a security was transferred from Level 1 to Level 2 at a valuation of $37,803 due to the application of fair value procedures necessitated by the lack of a current market quotation or sufficient volume of trading in the security. This does not include transfers between Level 1 and Level 2 due to the International Fund, Global Alpha Equities Fund and the Real Asset Fund utilizing International Fair Value Pricing (”IFVP“) during the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)

International Fund
Barclays Capital, Inc.	$2,256,363	$2,256,363	$—	$—
Daiwa Capital Markets America	8,599,585	8,599,585	—	—
NBC Global Finance Ltd.	8,599,585	8,599,585	—	—
Nomura Securities International, Inc.	8,599,585	8,599,585	—	—
RBC Dominion Securities, Inc.	8,599,585	8,599,585	—	—
TD Securities, Inc.	8,599,585	8,599,585	—	—

	$45,254,288	$45,254,288	$—	$—

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    78

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Real Asset Fund
BNP Paribas SA	$$3,210,641	$$3,210,641	$—	$—
Citigroup Global Markets, Inc.	3,210,641	3,210,641	—	—
Daiwa Capital Markets America	3,210,641	3,210,641	—	—
JP Morgan Securities LLC	1,275,973	1,275,973	—	—
Nomura Securities International, Inc.	3,210,641	3,210,641	—	—
RBC Dominion Securities, Inc.	3,210,641	3,210,641	—	—

	$17,329,178	$17,329,178	$—	$—

Diversified Income Fund
Barclays Capital, Inc.	$325,719	$325,719	$—	$—
BNP Paribas SA	819,792	819,792	—	—
Citigroup Global Markets, Inc.	819,792	819,792	—	—
NBC Global Finance Ltd.	819,792	819,792	—	—
Nomura Securities International, Inc.	819,792	819,792	—	—
RBC Dominion Securities, Inc.	819,792	819,792	—	—

	$4,424,679	$4,424,679	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Reverse Repurchase Agreements – Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the security, and agrees to repurchase the security at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

For the year ended April 30, 2018, the Real Asset Fund had interest expense on reverse repurchase agreements totaling $389 and activity as follows:

Average Daily Balance*		Days Outstanding	Daily Weighted Average Interest Rate*	Interest Rate Range
	$588,000	14	1.74%	1.74% - 1.74%

* Average based on the number of days the Fund had the reverse repurchase agreement outstanding. The interest rates shown are annualized.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only

ANNUAL REPORT / April 30, 2018

79    NOTES TO FINANCIAL STATEMENTS (continued)

determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2018, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statement of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statement of Operations.

For the year-ended April 30, 2018, the Funds had no borrowings.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    80

Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2018, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
International Fund	$39,863,196	$39,863,196	$—
Real Asset Fund	16,906,572	16,906,572	—
Diversified Income Fund	4,326,022	4,326,022	—

(1)	Collateral with a value of $45,254,288, $17,329,178 and $4,424,679, respectively, has been received in connection with securities lending transactions.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

TBA Commitments – “TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the TBA changes relative to our “basis” in the position prior to the settlement date. Unsettled TBAs are valued according to the procedures described in the section entitled “Investment Valuation.”

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, financial futures contracts and swaps, may exceed amounts recognized on the statements of assets and liabilities.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Real Asset Fund used interest rate options and options on swaps to enhance returns, and manage interest rate risk, inflation risk, credit risk and volatility exposures. The Real Asset Fund used foreign currency options as a short or long hedge against possible variations in foreign exchange rates or as a means to gain exposure to foreign currencies.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded

ANNUAL REPORT / April 30, 2018

81    NOTES TO FINANCIAL STATEMENTS (continued)

for financial statement purposes as unrealized until the settlement date. The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. The Global Alpha Equities Fund used foreign exchange futures contracts to gain exposure to the foreign currency markets both on a long and short strategy. The Global Alpha Equities Fund also used equity index futures contracts to manage equity market net and gross exposure. The Real Asset Fund used futures contracts to manage interest rate exposure, adjust duration and curve exposure and to gain exposure to foreign interest rates. The Real Asset Fund also used money market futures during the period in order to adjust the portfolio’s interest rate exposure on the front-end of the yield curve and to adjust the overall duration positioning of the portfolio.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Centrally cleared swap agreements are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap agreement, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (“variation margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.

Interest rate swap agreements – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The Real Asset Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the portfolio entered into interest rate swap agreements. Additionally, the portfolio invested in interest rate swaps as a risk-neutral substitute for physical securities, to obtain exposure in markets where no physical securities were available, and to refine the risk exposure in the portfolio (i.e. duration, inflation, credit, maturity mix, etc.).

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    82

the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. The Real Asset Fund uses credit default swaps on corporate and sovereign issues to take an active long position with respect to the likelihood of a particular issuer’s default. The Real Asset Fund also used credit default swaps on credit indices to adjust the portfolio’s overall credit exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2018.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts.**	Unrealized depreciation on forward foreign currency contracts.**

Interest rate contracts	Variation margin receivable for financial futures contracts.*	Variation margin payable for financial futures contracts.*

	Investments in securities, at value.	Written options, at value.

	Variation margin receivable for centrally cleared swap agreements.*	Variation margin payable for centrally cleared swap agreements.*

	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**

Credit Contracts	Variation margin receivable for centrally cleared swap agreements.*	Variation margin payable for centrally cleared swap agreements.*
	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**
Written options, at value

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap agreements and financial futures contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2018.

ANNUAL REPORT / April 30, 2018

83    NOTES TO FINANCIAL STATEMENTS (continued)

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
**The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

	Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$117,414	$117,414	$—	$—	$—
Forward Foreign Currency Contracts	839	—	839	—	—

Totals	$118,253	$117,414	$839	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$2,086,193	$2,086,193	$—	$—	$—
Forward Foreign Currency Contracts	357,122	—	357,122	—	—

Totals	$2,443,315	$2,086,193	$357,122	$—	$—

Real Asset Fund
Financial Futures Contracts	$5,876	$—	$—	$5,876	$—
Forward Foreign Currency Contracts	323,578	—	323,578	—	—
Purchased Options	157,495	—	—	157,495	—
Written Options	42,990	—	—	42,990	—
Swap Agreements	857,509	—	—	806,220	51,289

Totals	$1,387,448	$—	$323,578	$1,012,581	$51,289

	Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$1,890	$—	$1,890	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$424,448	$424,448	$—	$—	$—
Forward Foreign Currency Contracts	43,673	—	43,673	—	—

Totals	$468,121	$424,448	$43,673	$—	$—

Real Asset Fund
Financial Futures Contracts	$103,017	$—	$—	$103,017	$—
Forward Foreign Currency Contracts	97,382	—	97,382	—	—
Written Options	24,848	—	—	23,698	1,150
Swap Contracts	355,792	—	—	330,366	25,426

Totals	$581,039	$—	$97,382	$457,081	$26,576

The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2018 are as follows:

Derivative Type	Location on the Statement of Operations

Equity contracts	Net realized gain (loss) on financial futures contracts and written options.
Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts, purchased options and written options.
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts and written options.

Interest rate contracts	Net realized gain (loss) on financial futures contracts, purchased options, written options and swap agreements.
Net change in unrealized appreciation (depreciation) on financial futures contracts, purchased options, written options and swap agreements.

Credit contracts	Net realized gain (loss) on swap agreements and written options.
Net change in unrealized appreciation (depreciation) on written options and swap agreements.

April 30, 2018 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    84

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$659,225	$659,225	$—	$—	$—
Forward Foreign Currency Contracts	(100,478)	—	(100,478)	—	—

Totals	$558,747	$659,225	$(100,478)	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$(9,245,538)	$(9,245,538)	—	$—	$—
Forward Foreign Currency Contracts	(571,730)	—	(571,730)	—	—

Totals	$(9,817,268)	$(9,245,538)	$(571,730)	$—	$—

Real Asset Fund
Financial Futures Contracts	$(104,538)	$—	$—	$(104,538)	$—
Forward Foreign Currency Contracts	(1,257,731)	—	(1,257,731)	—	—
Purchased Options	(54,081)	—	927	(55,008)	—
Written Options	284,324	—	19,195	256,801	8,328
Swap Agreements	88,298	—	—	186,050	(97,752)

Totals	$(1,043,728)	$—	$(1,237,609)	$283,305	$(89,424)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$40,248	$40,248	$—	$—	$—
Forward Foreign Currency Contracts	627	—	627	—	—

Totals	$40,875	$40,248	$627	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$2,638,062	$2,638,062	$—	$—	$—
Forward Foreign Currency Contracts	458,335	—	458,335	—	—

Totals	$3,096,397	$2,638,062	$458,335	$—	$—

Real Asset Fund
Financial Futures Contracts	$(25,067)	$—	$—	$(25,067)	$—
Forward Foreign Currency Contracts	716,447	—	716,447	—	—
Purchased Options	30,129	—	—	30,129	—
Written Options	(40,806)	—	30,339	(76,076)	4,931
Swap Agreements	66,177	—	—	110,435	(44,258)

Totals	$746,880	$—	$746,786	$39,421	$(39,327)

The average volume of derivative activities for the year ended April 30, 2018 are as follows.

	Asset Derivative Volume
Fund	Purchased Options[1]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]
International Fund	$—	$7,592,518	$447,740
Global Alpha Equities Fund	—	—	177,070
Real Asset Fund	213,251	3,721,176	12,692,267

ANNUAL REPORT / April 30, 2018

85    NOTES TO FINANCIAL STATEMENTS (continued)

	Liability Derivative Volume
Fund	Written Options[3]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]

International Fund	$—	$—	$719,966
Global Alpha Equities Fund	—	66,999,383	12,072,703
Real Asset Fund	152,400	10,514,089	26,609,262

Fund	Interest Rate Swap Agreements[4]	Swap Volume Credit Default Swap Agreements (purchase protection)[4]	Credit Default Swap Agreements (sell protection)[4]

Real Asset Fund	$228,863,000	$4,176,000	$1,216,800

1Cost.

2Contract Value.

3Premiums Received.

4Notional Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At April 30, 2018, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$839	$1,890

Total derivative assets and liabilities in the Statements of Assets and Liabilities	839	1,890
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$839	$1,890

Global Alpha Equities Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$357,122	$43,673

Total derivative assets and liabilities in the Statements of Assets and Liabilities	357,122	43,673
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$357,122	$43,673

Real Asset Fund
Derivative Financial Instruments:
Financial futures contracts	$4,728	$38,570
Forward foreign currency contracts	323,578	97,382
Options	200,485	24,848
Swap Agreements	89,720	150,032

Total derivative assets and liabilities in the Statements of Assets and Liabilities	618,511	310,832
Derivatives not subject to a MA or similar agreement	28,239	93,629

Total assets and liabilities subject to a MA	$590,272	$217,203

April 30, 2018 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)     86

At April 30, 2018, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
International Fund

Bank of New York Mellon	$839	$(839)	$—	$—	$—

Total Derivative Assets	$839	$(839)	$—	$—	$—

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of New York Mellon	$(1,890)	$839	$—	$—	$(1,051)

Total Derivative Liabilities	$(1,890)	$839	$—	$—	$(1,051)

	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Global Alpha Equities Fund

Australia & New Zealand Banking Group	$236,747	$—	$—	$—	$236,747
Bank of New York Mellon	36	(5)	—	—	31
BNP Paribas SA	320	(8)	—	—	312
Citigroup Global Markets	31,157	—	—	—	31,157
Deutsche Bank AG	88,862	—	—	—	88,862

Total Derivative Assets	$357,122	$(13)	$—	$—	$357,109

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of Montreal	$(43,578)	$—	$—	$—	$(43,578)
Bank of New York Mellon	(5)	5	—	—	—
BNP Paribas SA	(8)	8	—	—	—
HSBC Bank USA, N.A.	(28)	—	—	—	(28)
State Street Corp.	(54)	—	—	—	(54)

Total Derivative Liabilities	$(43,673)	$13	$—	$—	$(43,660)

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received (1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Real Asset Fund

Bank of America NA	$116,316	$(9,012)	$—	$—	$107,304
Barclays Bank PLC	84	(84)	—	—	—
Citigroup Global Markets	80,506	(27,217)	—	—	53,289
Credit Suisse International	38,202	(12,276)	—	—	25,926
Deutsche Bank AG	109,272	(13,904)	—	—	95,368
Goldman Sachs Bank USA	10,660	(6,166)	—	—	4,494
HSBC Bank USA, N.A.	83,865	(23,771)	—	(60,000)	94
JP Morgan Chase Bank, N.A.	65,486	(9,833)	—	(40,000)	15,653
Morgan Stanley Capital Services LLC	66,726	(66,726)	—	—	—
Societe Generale Securities	19,155	(975)	—	—	18,180

Total Derivative Assets	$590,272	$(169,964)	$—	$(100,000)	$320,308

ANNUAL REPORT / April 30, 2018

87    NOTES TO FINANCIAL STATEMENTS (continued)

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of America NA	$(9,012)	$9,012	$—	$—	$—
Barclays Bank International	(756)	84	—	—	(672)
Citibank NA	(167)	—	—	—	(167)
Citigroup Global Markets	(27,217)	27,217	—	—	—
Credit Suisse International	(12,276)	12,276	—	—	—
Deutsche Bank AG	(13,904)	13,904	—	—	—
Goldman Sachs Bank USA	(6,166)	6,166	—	—	—
HSBC Bank USA, N.A.	(23,771)	23,771	—	—	—
JP Morgan Chase Bank, N.A.	(9,833)	9,833	—	—	—
Morgan Stanley Capital Services LLC	(108,817)	66,726	—	—	(42,091)
Royal Bank of Scotland	(4,309)	—	—	—	(4,309)
Societe Generale Securities	(975)	975	—	—	—

Total Derivative Liabilities	$(217,203)	$169,964	$—	$—	$(47,239)

(1)	Excess of collateral received is not shown for financial reporting purposes.

(2)	Net amount represents the net amount receivable in the event of default.

(3)	Excess of collateral pledged is not shown for financial reporting purposes.

(4)	Net amount represents the net amount payable due in the event of default.

4.	FEDERAL TAX INFORMATION

As of April 30, 2018, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2017, 2016 and 2015, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, capital gain or loss as a result of paydown activity, mark to market of passive foreign investment companies and losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of a class of the Funds.

For the year ended April 30, 2018, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
International Fund	$—	$370,837	$(370,837)
Global Alpha Equities Fund	—	(339,477)	339,477
Real Asset Fund	(93,032,464)	(1,512,601)	94,545,065
Diversified Income Fund	—	12,735	(12,735)

The permanent differences identified and reclassified were primarily attributable to the tax treatment of foreign currency gains/losses, adjustments related to passive foreign investment companies and the expiration of capital loss carryforwards.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2018		2017
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$6,083,161	$—	$5,732,724	$—
Global Alpha Equities Fund	1,747,469	—	302,700	—
Real Asset Fund	8,841,494	—	—	—
Diversified Income Fund	928,171	4,885,048	524,909	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

April 30, 2018 / ANNUAL REPORT

    NOTES TO FINANCIAL STATEMENTS (continued)    88

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
International Fund	$2,938,407	$5,260,990	$—	$86,021,307	$—	$—
Global Alpha Equities Fund	187,993	—	2	10,729,951	(9,512,373)	—
Real Asset Fund	933,683	—	(268,241)	19,354,076	(20,419,366)	—
Diversified Income Fund	147,981	43,947	1	580,693	—	—

At April 30, 2018, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
Global Alpha Equities Fund	$7,178,897	$2,333,476	$9,512,373
Real Asset Fund	7,011,411	13,407,955	20,419,366

The following Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2018:

Fund	Capital Loss Carryforwards Utilized
International Fund	$29,963,391
Real Asset Fund	1,271,830
Diversified Income Fund	846,766

The following Fund had capital loss carryforwards expire during the year ended April 30, 2018:

Fund	Capital Loss Carryforwards Expired
Real Asset Fund	$93,032,464

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
International Fund	0.45%
Global Alpha Equities Fund	0.95%
Real Asset Fund	0.45%
Diversified Income Fund	0.40%

The International Fund, Global Alpha Equities Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

ANNUAL REPORT / April 30, 2018

89    NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Gross Fees	Fees Waived	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,553,198	$(1,095,405)	0.45%
Sub-advisors:
Allianz Global Investors U.S. LLC	371,807	—	0.38% on assets allocated to the Europe Equity Growth Select Strategy; and 0.25% on assets allocated to the High Dividend Europe Strategy.
AXA Investment Managers, Inc.	381,050	—	0.43% on the first $150 million; and 0.41% on assets in excess of $150 million
Berenberg Asset Management LLC	260,875	—	0.27%
Nikko Asset Management Americas, Inc.	314,913	—	0.32%
Schroder Investment Management North America, Inc.	681,635	—	0.50%

Total(a)	$4,563,478	$(1,095,405)

Global Alpha Equities Fund
WFMC	$1,313,791	$(976,124)	0.95%
Sub-advisor:
Wellington Management Company LLP	760,616	—	0.55%

Total(b)	$2,074,407	$(976,124)

Real Asset Fund
WFMC	$1,478,477	$(269,754)	0.45% on all Assets except assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Sub-advisors:
Pacific Investment Management Company, LLC	190,298	—	0.25%
Parametric Portfolio Associates LLC	152,106	—	0.25% on the first $20 million in assets; 0.20% of the next $20 million in assets; and 0.15% of assets in excess of $40 million

Total(c)	$1,820,881	$(269,754)

Diversified Income Fund
WFMC	$175,204	$(356,588)	0.40%

(a) The total gross advisory and sub-advisory fees during the period were 0.80% for the International Fund

(b) The total gross advisory and sub-advisory fees during the period were 1.50% for the Global Alpha Equities Fund

(c) The total gross advisory and sub-advisory fees during the period were 0.55% for the Real Asset Fund

WFMC and the Funds’ shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

	Current Contractual		Current
	Expense Limitations		Termination
Fund	Class A	Class I	Date
International Fund	1.04%	0.91%	8/31/18
Global Alpha Equities Fund	1.50%	1.25%	8/31/18
Real Asset Fund*	0.96%	0.71%	8/31/18
Diversified Income Fund**	0.62%	0.37%	8/31/18

*Prior to July 1, 2017, the Real Asset Fund’s contractual expense limitation was 1.23% and 0.98% for Class A and Class I, respectively.

**Prior to September 1, 2017, the Diversified Income Fund’s contractual expense limitation was 0.74% and 0.49% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. Effec-

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)     90

tive October 1, 2017, the fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

Prior to October 1, 2017, the administrative fees were as follows:

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2018, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee –The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2018, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
International Fund	$5,698
Global Alpha Equities Fund	46
Real Asset Fund	1,919
Diversified Income Fund	96,639

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2018, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
International Fund	$696
Global Alpha Equities Fund	33
Real Asset Fund	722
Diversified Income Fund	28,317

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

ANNUAL REPORT / April 30, 2018

91    NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended April 30, 2018, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$646,720

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2018 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/17	Purchases	Sales	Net Realized Gain/(Loss)(a)	Net Change in Unrealized Appreciation/ (Depreciation)	Value 4/30/18		Number of Shares 4/30/18		Dividend Income(b)	Capital Gain Distributions
Diversified Income Fund
Investment Companies - 0.0%*
Wilmington International Fund	$ 6,204,954	$—	$ 6,722,034	$2,167,603	$(1,650,523)	$ —	(c)	—	(c)	$46,490	$ —	(c)
Wilmington Large-Cap Strategy Fund	4,284,311	19,590	4,469,976	619,542	(453,467)	—	(c)	—	(c)	19,590	—	(c)

TOTAL	$ 10,489,265	$19,590	$ 11,192,010	$2,787,145	$(2,103,990)	$ —		—		$66,080	$ —

* As a percentage of Net Assets as of April 30, 2018.

(a) Realized Gain/(Loss) includes realized capital gain distributions paid by the affiliated fund and gain/(loss) on sales of the affiliated fund.

(b) Dividend Income may include distributions from net investment income and return of capital paid by the affiliated fund to the Fund.
(c) Value is zero.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities for the year ended April 30, 2018 were as follows:

	Investments
Fund	Purchases	Sales
International Fund	$537,914,429	$408,714,369
Global Alpha Equities Fund	106,733,617	73,975,657
Real Asset Fund	236,013,230	282,163,814
Diversified Income Fund	35,118,978	39,522,709

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2018 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Real Asset Fund	$1,287,654,982	$1,312,981,849
Diversified Income Fund	685,580	500,000

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    92

7.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Funds did not utilize the LOC for the year ended April 30, 2018.

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefund-able Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

11.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2018, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.00%
Global Alpha Equities Fund	58.79%
Real Asset Fund	12.37%
Diversified Income Fund	28.80%

For the fiscal year ended April 30, 2018, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	64.11%
Global Alpha Equities Fund	100.00%
Real Asset Fund	28.31%
Diversified Income Fund	50.45%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wilmington International Fund, Wilmington Global Alpha Equities Fund, Wilmington Real Asset Fund and Wilmington Diversified Income Fund (collectively referred to as the “Funds”), (four of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolios of investments, as of April 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting the Wilmington Funds) at April 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds’ investment companies since 1986.

Philadelphia, Pennsylvania

June 27, 2018

April 30, 2018 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    94

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director,Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Director of M&T Bank Corporation and M&T Bank (2011 to 2012); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014	Principal Occupations: Senior Vice President, Wilmington Trust Corporation (2015 to present); Chief Operating Officer, Wilmington Trust Corporation (2012 to present); Senior Vice President, M&T Bank.
Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President, Wilmington Retirement (2012 to 2015); President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); President, Mid-Atlantic Region Wealth Advisory Services, M&T Bank (2011 to 2013)

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

ANNUAL REPORT / April 30, 2018 (unaudited)

95    BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust (through 6/17); The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Director, FS Investment Corporation (business development company) (2007 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Managing Director, Head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage) (2003 to 2009).

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania) (through 2012).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to 2016); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).

April 30, 2018 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    96

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Administrative Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017

Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President, Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2018 (unaudited)

97    BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2018 (unaudited) / ANNUAL REPORT

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2018 (unaudited)

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2018 / ANNUAL REPORT

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2018

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WILMINGTON FUNDS Investment Advisor Wilmington Funds Management Corp. 1100 North Market Street Wilmington, DE 19890 Sub-Advisor Wilmington Trust Investment Advisors 111 South Calvert Street 26th Floor Baltimore, MD 21202 Additional Sub-Advisors to the Wilmington International Fund Allianz Global Investors U.S. LLC 1633 Broadway New York, New York 10019 AXA Investment Managers, Inc. 100 West Putnam Avenue Greenwich, Connecticut 06830 Berenberg Asset Management LLC 330 N. Wabash Avenue, 39th floor Chicago, Illinois 60611 Nikko Asset Management Americas, Inc. 535 Madison Avenue, Suite 2500 New York, New York 10022 Schroder Investment Management North America, Inc. 875 Third Avenue New York, New York 10022 Additional Sub-Advisors to the Wilmington Global Alpha Equities Fund Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210 Additional Sub-Advisors to the Wilmington Real Asset Fund Pacific Investment Management Company, LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660 Parametric Portfolio Associates, LLC 1918 Eighth Avenue, Suite 3100 Seattle, WA 98101 Co-Administrator Wilmington Funds Management Corp. 1100 North Market Street Wilmington, DE 19890 Custodian The Bank of New York Mellon 225 Liberty Street New York, NY 10286 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809 Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103 WT-AR-MMgr-0418 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

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Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2017, through April 30, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The U.S. economy has shown strength over the past year, with the second, third, and fourth quarters of 2018 exhibiting the strongest growth since 2015. Following the disappointment of Congress’s inability to pass comprehensive healthcare reform, Republicans redeemed themselves by passing the Tax Cuts and Jobs Act in December of 2017, which contributed to surging confidence from consumers and businesses alike. The Institute of Supply Management (“ISM”) Manufacturing Purchasing Managers Index (“PMI”)1 peaked at 60.8 in February 2018—the highest level since 2004. Also in February, the Conference Board’s measure of consumer confidence reached the highest levels since 2000. Yet against this euphoric backdrop, Core Personal Consumption Expenditure (“PCE”) inflation held below the Federal Reserve’s 2% target and has only recently accelerated. As a result, the “goldilocks” (not too hot, not too cold) characterization of the U.S. economy has continued to ring true, with economic data for much of the fiscal year meeting or exceeding expectations, but not coming in so strong as to force the hand of the Federal Reserve into accelerating monetary policy tightening. In our estimation, the U.S. economy will grow at a pace of approximately 3% in 2018, with 0.5–0.75% of that attributable to tax cuts.

We are increasingly aware that the U.S. is closer to the end of the business cycle than to the beginning. The U.S. economic expansion is officially the second-longest on record. The labor market is tight by multiple measures, and the Federal Reserve is in the midst of a rate-hiking campaign (although it continues to move gradually). This has led short-maturity interest rates higher and contributed to the flattening of the yield curve; at the time of writing, the yield curve is less than 45 basis points (0.45%) away from inverting. (An inverted yield curve has preceded each of the last five recessions.) We do not view a U.S. recession as imminent but consider the U.S. economy in the later stages of the economic cycle.

Moving beyond U.S. borders, the past year has marked a period of synchronized global growth. The eurozone far surpassed growth expectations in 2017, with measures of loan growth, business expansion, and consumer confidence accelerating in the second half of 2017. Japan has printed a string of eight positive quarters of GDP growth, the longest such stretch since the 1990s. Emerging markets have also benefited from robust global demand and rising oil prices, which have increased nearly 50% over the past year. Some of this momentum cooled as the calendar turned on the new year. We still see economic growth as having legs, but the pace of growth across the board has decelerated, particularly relative to elevated expectations. We are watching carefully for signs of a more sustained slowdown, which would challenge our overall view.

Bond markets

The past year has been a challenging one for bond investors. For the fiscal year through January, bonds were holding their value and even posting modest single-digit total returns. However, inflationary fears began to emerge in the first quarter of 2018, sending the yield on the 10-year U.S. Treasury above 3% by the end of April. This was the first time the 10-year yield breached 3% since the end of 2013. The upward move in the short end of the yield curve has been even more dramatic and, as mentioned above, the yield curve has flattened alongside three rate hikes from the Fed (in June, December, and March). Higher yields have weighed on the price return of bonds, particularly for short-to-intermediate maturities. The Bloomberg Barclays U.S. Treasury Bond Index2 has returned -1.07% over the period.

Investment-grade credit spreads remain tight but have increased in 2018. Spread stabilization and lower supply in coming months should support valuations. High-yield bond credit spreads to Treasuries remain quite low relative to history, despite higher volatility in 2018 and fund outflows from the asset class. Defaults are expected to remain low in the coming year.

For the 12-month period May 1, 2017 to April 30, 2018, certain Bloomberg indices performed as follows3:

Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
-1.07%	-0.32%	0.65%	1.56%	3.26%

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

ii

Equity markets

The synchronized global growth discussed earlier acted as a rising tide lifting all equity boats for most of the year, and equity markets enjoyed extremely low levels of volatility through January. U.S. equities were propelled by a healthy consumer, low inflation, a weakening dollar, and tax cuts. As strong as U.S. equity returns were, those of developed international and emerging economies were even better, particularly in U.S. dollar terms. However, equity markets experienced several hiccups in recent months. Concerns have mounted regarding higher inflation, regulations on technology companies, and protectionism, all of which have weighed on global equities and contributed to higher volatility in 2018. Additionally, the positive tailwind for U.S. and emerging markets equities coming from a weaker dollar will fade, as the U.S. dollar has reversed this year’s weakness. The dollar is 0.4% stronger year to date through April and increased 2.7% in the last two weeks of April alone. Equity markets have been choppier of late, but valuations are not overly concerning (though they are higher than 10-year averages across a number of regions), and we continue to believe the economic fundamentals are encouraging going forward. Therefore, we maintain our preference for stocks over bonds.

For the 12-month period May 1, 2017 to April 30, 2018, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
13.27%	11.54%	14.51%	21.71%

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

Sincerely,

Christopher D. Randall

President

May 25, 2018

April 30, 2018 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.     ISM Manufacturing PMI Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies. For each of the indicators measured (New Orders, Backlog of Orders, New Export Orders, Imports, Production, Supplier Deliveries, Inventories, Customers Inventories, Employment, and Prices), this report shows the percentage reporting each response, the net difference between the number of responses in the positive economic direction and the negative economic direction and the diffusion index. Responses are raw data and are never changed.

2.     Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3.     Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

4.     Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.     Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.     Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.     Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.     The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.     The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10.   MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.   MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

1

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, the Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 13.71%* for Class I Shares, versus its benchmark, the Russell 1000® Index**, which had a total return of 13.17%.

At the July 2015 meeting, the Investment Strategy Team (“IST”) recommended a shift toward weighting sectors rather than the market cap and growth/value tilts prior to this meeting. The Fund was rebalanced to track a custom index incorporating the sector overweight/ underweight recommendations. The sector positioning of the Fund added approximately 80 basis points of outperformance versus the Russell 1000® Index gross of fees. Over the last year, the Fund has generally had a pro-cyclical view of the market with over-weighted positions in the Technology, Financials, Industrials, Energy and Health-care sectors and underweights to the more defensive Utilities and Consumer Staples sectors. The sector positioning added to performance in every sector with particularly strong results from the underweights in Consumer Staples and Utilities and our over-weighted Technology position.

The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2018 (unaudited) / ANNUAL REPORT

2

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $1,000,0001 in the Class I Shares of the Wilmington Large-Cap Strategy Fund from April 30, 2008 to April 30, 2018, compared to the Russell 1000® Index.2

                    VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18

	1 Year	5 Years	10 Years

Class I^	13.71%	12.91%	8.33%

Russell 1000® Index	13.17%	12.84%	9.10%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.90% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $1,000,000 in Class I and assumes the reinvestment of all dividends and distributions.
2

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT / April 30, 2018 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2018.

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,040.30	$1.26	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2018 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2018, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Information Technology	25.0%
Financials	15.9%
Consumer Discretionary	13.7%
Health Care	13.5%
Industrials	10.6%
Energy	6.4%
Consumer Staples	5.9%
Materials	3.2%
Real Estate	2.9%
Telecommunication Services	1.6%
Utilities	1.3%
Investment Companies	0.0%[3]
Rights	0.0%[3]
Warrants	0.0%[3]
Cash Equivalents[1]	1.1%
Other Assets and Liabilities – Net[2]	(1.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Number of Shares	Value

COMMON STOCKS – 100.0%

CONSUMER DISCRETIONARY – 13.7%

AUTO COMPONENTS – 0.3%

Adient PLC	2,113	$129,506

Aptiv PLC	5,250	444,045

BorgWarner, Inc.	4,380	214,357

Gentex Corp.	4,680	106,423

Goodyear Tire & Rubber Co. (The)	2,750	69,052

Lear Corp.	2,100	392,637

Visteon Corp.*	1,500	186,660

		$1,542,680

AUTOMOBILES – 0.6%

Ford Motor Co.	68,400	768,816

General Motors Co.	29,600	1,087,504

Harley-Davidson, Inc.#	3,970	163,286

Description	Number of Shares	Value

Tesla, Inc.#,*	2,818	$828,210

Thor Industries, Inc.	1,380	146,473

		$2,994,289

DISTRIBUTORS – 0.1%

Genuine Parts Co.	4,020	355,046

LKQ Corp.*	3,880	120,358

		$475,404

DIVERSIFIED CONSUMER SERVICES – 0.1%

Graham Holdings Co., Class B	140	84,427

Service Corp. International	4,170	152,247

ServiceMaster Global Holdings, Inc.*	2,280	115,368

		$352,042

HOTELS, RESTAURANTS & LEISURE – 2.3%

Aramark	5,800	216,862

ANNUAL REPORT / April 30, 2018

5	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Carnival Corp.	9,400	$592,764

Chipotle Mexican Grill, Inc.*	200	84,666

Choice Hotels International, Inc.	1,610	128,880

Darden Restaurants, Inc.	1,440	133,718

Domino’s Pizza, Inc.	1,500	362,595

Dunkin’ Brands Group, Inc.#	3,900	237,744

Extended Stay America, Inc.	5,000	97,900

Hilton Grand Vacations, Inc.*	736	31,648

Hilton Worldwide Holdings, Inc.	3,853	303,771

Hyatt Hotels Corp., Class A	2,800	215,236

International Game Technology	1,273	35,988

Las Vegas Sands Corp.	9,520	698,102

Marriott International, Inc., Class A	6,636	907,008

McDonald’s Corp.	17,249	2,888,173

MGM Resorts International	12,310	386,780

Norwegian Cruise Line Holdings*	3,360	179,659

Restaurant Brands International LP	47	2,567

Royal Caribbean Cruises Ltd.	4,180	452,234

Six Flags Entertainment Corp.#	3,100	196,044

Starbucks Corp.	29,390	1,691,982

Wendy’s Co. (The)	200	3,348

Wyndham Worldwide Corp.	3,360	383,746

Wynn Resorts Ltd.	2,200	409,618

Yum China Holdings, Inc.	8,650	369,874

Yum! Brands, Inc.	8,550	744,705

		$11,755,612

HOUSEHOLD DURABLES – 0.4%

DR Horton, Inc.	5,070	223,790

Garmin Ltd.	1,690	99,152

Leggett & Platt, Inc.	3,670	148,818

Lennar Corp., Class A	3,810	201,511

Lennar Corp., Class B	76	3,244

Mohawk Industries, Inc.*	1,700	356,796

Newell Brands, Inc.	4,669	129,004

NVR, Inc.*	30	93,000

PulteGroup, Inc.	10,090	306,332

Tempur Sealy International, Inc.*	200	8,950

Toll Brothers, Inc.	6,050	255,068

Tupperware Brands Corp.	1,000	44,560

Whirlpool Corp.	550	85,222

		$1,955,447

INTERNET & CATALOG RETAIL – 3.7%

Amazon.com, Inc.*	8,360	13,092,847

Booking Holdings, Inc.*	1,030	2,243,340

Expedia Group, Inc.	2,852	328,379

Liberty Expedia Holdings, Inc., Class A*	1,640	66,912

Netflix, Inc.*	8,400	2,624,664

Description	Number of Shares	Value

Qurate Retail, Inc.*	7,350	$172,063

TripAdvisor, Inc.#,*	2,200	82,324

		$18,610,529

LEISURE EQUIPMENT & PRODUCTS – 0.1%

Hasbro, Inc.	3,490	307,434

Mattel, Inc.#	2,050	30,340

Polaris Industries, Inc.	1,900	199,158

		$536,932

MEDIA – 2.6%

AMC Networks, Inc., Class A*	1,685	87,620

Cable One, Inc.	140	88,917

CBS Corp., Non-Voting	8,730	429,516

Charter Communications, Inc., Class A*	4,102	1,112,832

Comcast Corp., Class A	99,100	3,110,749

Discovery, Inc.#,*	600	14,190

DISH Network Corp., Class A*	4,580	153,659

GCI Liberty, Inc., Class A#,*	2,461	109,761

Interpublic Group of Cos., Inc. (The)	6,020	142,012

John Wiley & Sons, Inc., Class A	2,100	138,495

Liberty Broadband Corp., Class A*	1,335	94,091

Liberty Broadband Corp., Class C*	371	26,300

Liberty Media Corp. - Liberty Formula One, Class A*	210	5,903

Liberty Media Corp. - Liberty SiriusXM, Class A*	843	35,212

Liberty Media Corp. - Liberty SiriusXM, Class C*	6,086	253,543

Lions Gate Entertainment Corp., Class A	2,380	59,238

Lions Gate Entertainment Corp., Class B	2,290	52,716

Live Nation Entertainment, Inc.*	4,370	172,484

Madison Square Garden Co., Class A (The)*	729	177,162

News Corp., Class A	16,157	258,189

News Corp., Class B	300	4,875

Omnicom Group, Inc.	5,490	404,393

Sirius XM Holdings, Inc.#	52,540	332,578

Time Warner, Inc.	16,216	1,537,277

Tribune Media Co., Class A	2,550	96,365

Twenty-First Century Fox, Inc., Class A	25,630	937,033

Twenty-First Century Fox, Inc., Class B	5,180	186,843

Viacom, Inc., Class B	9,200	277,472

Walt Disney Co. (The)	30,346	3,044,614

		$13,344,039

MULTILINE RETAIL – 0.5%

Burlington Stores, Inc.*	900	122,265

Dollar General Corp.	6,800	656,404

Dollar Tree, Inc.*	5,662	542,929

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	6

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Kohl’s Corp.	1,210	$75,165

Macy’s, Inc.	7,580	235,511

Nordstrom, Inc.	580	29,325

Target Corp.	9,360	679,536

		$2,341,135

SPECIALTY RETAIL – 2.3%

Advance Auto Parts, Inc.	1,850	211,732

AutoNation, Inc.*	480	22,171

AutoZone, Inc.*	660	412,183

Bed Bath & Beyond, Inc.	7,100	123,966

Best Buy Co., Inc.	5,980	457,649

CarMax, Inc.*	1,500	93,750

Foot Locker, Inc.	4,510	194,291

Home Depot, Inc. (The)	25,050	4,629,240

L Brands, Inc.	1,710	59,696

Lowe’s Cos., Inc.	18,500	1,524,955

Murphy USA, Inc.*	1,387	86,785

O’Reilly Automotive, Inc.*	2,000	512,140

Ross Stores, Inc.	9,140	738,969

Signet Jewelers Ltd.#	820	31,882

Tiffany & Co.	3,250	334,198

TJX Cos., Inc. (The)	13,740	1,165,839

Tractor Supply Co.	1,200	81,600

Ulta Beauty, Inc.*	1,700	426,547

Urban Outfitters, Inc.*	4,900	197,323

Williams-Sonoma, Inc.#	1,040	49,712

		$11,354,628

TEXTILES, APPAREL & LUXURY GOODS – 0.7%

Carter’s, Inc.	1,400	140,448

Hanesbrands, Inc.	6,100	112,667

Lululemon Athletica, Inc.*	600	59,880

Michael Kors Holdings Ltd.*	1,600	109,472

NIKE, Inc., Class B	27,540	1,883,461

PVH Corp.	680	108,576

Ralph Lauren Corp.	700	76,895

Skechers U.S.A., Inc., Class A*	1,900	54,150

Tapestry, Inc.	8,010	430,698

Under Armour, Inc., Class A#,*	4,600	81,696

Under Armour, Inc., Class C#,*	722	11,083

VF Corp.	6,050	489,264

		$3,558,290

TOTAL CONSUMER DISCRETIONARY		$68,821,027

CONSUMER STAPLES – 5.9%

BEVERAGES – 1.5%

Brown-Forman Corp., Class A	1,100	58,707

Description	Number of Shares	Value

Brown-Forman Corp., Class B	4,525	$253,581

Coca-Cola Co. (The)	67,200	2,903,712

Constellation Brands, Inc., Class A	2,700	629,451

Dr. Pepper Snapple Group, Inc.	2,200	263,912

Molson Coors Brewing Co., Class B	1,200	85,488

Monster Beverage Corp.*	9,500	522,500

PepsiCo, Inc.	25,900	2,614,346

		$7,331,697

FOOD & STAPLES RETAILING – 1.4%

Casey’s General Stores, Inc.	400	38,640

Costco Wholesale Corp.	8,100	1,596,996

CVS Health Corp.	15,300	1,068,399

Kroger Co. (The)	15,500	390,445

Sprouts Farmers Market, Inc.*	7,300	182,719

Sysco Corp.	8,500	531,590

US Foods Holding Corp.*	2,300	78,614

Walgreens Boots Alliance, Inc.	14,100	936,945

Walmart, Inc.	26,400	2,335,344

		$7,159,692

FOOD PRODUCTS – 1.0%

Archer-Daniels-Midland Co.	12,200	553,636

Bunge Ltd.	3,800	274,474

Campbell Soup Co.#	2,900	118,262

Conagra Brands, Inc.	10,500	389,235

General Mills, Inc.	6,700	293,058

Hain Celestial Group, Inc. (The)*	2,800	81,564

Hershey Co. (The)	3,500	321,790

Hormel Foods Corp.	2,100	76,125

Ingredion, Inc.	500	60,545

JM Smucker Co. (The)	900	102,672

Kellogg Co.	2,000	117,800

Kraft Heinz Co. (The)	8,300	467,954

Lamb Weston Holdings, Inc.	2,700	176,364

McCormick & Co., Inc.	700	73,787

Mondelez International, Inc., Class A	28,200	1,113,900

Pilgrim’s Pride Corp.*	4,600	99,360

Tyson Foods, Inc., Class A	6,800	476,680

		$4,797,206

HOUSEHOLD PRODUCTS – 1.0%

Church & Dwight Co., Inc.	2,800	129,360

Clorox Co. (The)	2,700	316,440

Colgate-Palmolive Co.	13,600	887,128

Energizer Holdings, Inc.#	1,700	97,512

Kimberly-Clark Corp.	4,900	507,346

Procter & Gamble Co. (The)	42,700	3,088,918

		$5,026,704

ANNUAL REPORT / April 30, 2018

7	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

PERSONAL PRODUCTS – 0.2%

Edgewell Personal Care Co.*	3,900	$171,795

Estee Lauder Cos., Inc., Class A (The)	3,200	473,888

Herbalife Nutrition Ltd.#,*	1,800	190,314

Nu Skin Enterprises, Inc., Class A	1,500	106,725

		$942,722

TOBACCO – 0.8%

Altria Group, Inc.	35,200	1,975,072

Philip Morris International, Inc.	28,100	2,304,200

		$4,279,272

TOTAL CONSUMER STAPLES		$29,537,293

ENERGY – 6.4%

ENERGY EQUIPMENT & SERVICES – 0.8%

Baker Hughes, Inc.	4,700	169,717

Halliburton Co.	21,090	1,117,559

Helmerich & Payne, Inc.	4,260	296,283

Nabors Industries Ltd.	100	761

National Oilwell Varco, Inc.	4,905	189,676

Patterson-UTI Energy, Inc.	8,400	179,928

RPC, Inc.#	3,450	62,134

Schlumberger Ltd.	27,646	1,895,410

Transocean Ltd.#,*	20,800	257,296

		$4,168,764

OIL, GAS & CONSUMABLE FUELS – 5.6%

Anadarko Petroleum Corp.	10,650	716,958

Andeavor	3,440	475,821

Apache Corp.#	4,540	185,913

Cabot Oil & Gas Corp.	14,200	339,522

Cheniere Energy, Inc.*	4,830	280,913

Chevron Corp.	41,620	5,207,078

Cimarex Energy Co.	1,700	171,003

CNX Resources Corp.*	6,500	96,590

Concho Resources, Inc.*	3,460	543,947

ConocoPhillips	27,260	1,785,530

CONSOL Energy, Inc.*	1,162	36,545

Continental Resources, Inc.*	2,620	173,077

Devon Energy Corp.	6,780	246,317

Diamondback Energy, Inc.*	2,200	282,590

Energen Corp.*	4,380	286,627

EOG Resources, Inc.	13,480	1,592,932

EQT Corp.	2,426	121,761

Exxon Mobil Corp.	89,193	6,934,756

Hess Corp.	3,390	193,196

HollyFrontier Corp.	6,440	390,844

Kinder Morgan, Inc.	31,355	496,036

Description	Number of Shares	Value

Laredo Petroleum, Inc.*	4,900	$53,900

Marathon Oil Corp.	23,930	436,722

Marathon Petroleum Corp.	12,130	908,658

Murphy Oil Corp.	7,100	213,781

Noble Energy, Inc.	5,720	193,508

Occidental Petroleum Corp.	14,400	1,112,544

ONEOK, Inc.	6,660	401,065

PBF Energy, Inc., Class A	3,000	114,990

Phillips 66	10,490	1,167,642

Pioneer Natural Resources Co.	4,450	896,897

QEP Resources, Inc.*	5,800	70,644

SM Energy Co.	6,450	154,477

Targa Resources Corp.	4,300	201,971

Valero Energy Corp.	10,620	1,178,077

Whiting Petroleum Corp.#,*	5,287	215,815

Williams Cos., Inc. (The)	11,870	305,415

WPX Energy, Inc.*	3,017	51,561

		$28,235,623

TOTAL ENERGY		$32,404,387

FINANCIALS – 15.9%

CAPITAL MARKETS – 3.5%

Affiliated Managers Group, Inc.	1,270	209,372

Ameriprise Financial, Inc.	3,740	524,385

Bank of New York Mellon Corp. (The)	23,420	1,276,624

BlackRock, Inc.	2,860	1,491,490

Cboe Global Markets, Inc.	3,000	320,340

Charles Schwab Corp. (The)	27,150	1,511,712

CME Group, Inc.	8,000	1,261,440

E*TRADE Financial Corp.*	7,200	436,896

Eaton Vance Corp.	270	14,685

FactSet Research Systems, Inc.	840	158,852

Federated Investors, Inc., Class B	370	9,794

Franklin Resources, Inc.	2,520	84,773

Goldman Sachs Group, Inc. (The)	7,940	1,892,340

Interactive Brokers Group, Inc., Class A	2,300	170,660

Intercontinental Exchange, Inc.	14,090	1,020,961

Invesco Ltd.	3,520	101,974

Legg Mason, Inc.	210	8,337

LPL Financial Holdings, Inc.	3,200	193,824

Moody’s Corp.	4,340	703,948

Morgan Stanley	29,646	1,530,327

Morningstar, Inc.	1,100	119,438

MSCI, Inc.	2,820	422,521

Nasdaq, Inc.	3,830	338,266

Northern Trust Corp.	3,280	350,140

Raymond James Financial, Inc.	3,910	350,922

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	8

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

S&P Global, Inc.	6,090	$1,148,574

SEI Investments Co.	3,840	242,803

State Street Corp.	9,070	905,005

T. Rowe Price Group, Inc.	3,680	418,858

TD Ameritrade Holding Corp.	3,750	217,837

		$17,437,098

COMMERCIAL BANKS – 1.7%

Associated Banc-Corp.	6,885	182,108

Bank of Hawaii Corp.	2,470	207,999

BB&T Corp.	16,690	881,232

BOK Financial Corp.	820	82,558

Citizens Financial Group, Inc.	13,750	570,487

Commerce Bancshares, Inc.#	910	57,803

Cullen/Frost Bankers, Inc.	1,440	164,808

East West Bancorp, Inc.	2,500	166,550

Fifth Third Bancorp	18,250	605,352

First Horizon National Corp.	8,934	163,492

First Republic Bank	4,700	436,489

Huntington Bancshares, Inc.	16,541	246,626

KeyCorp	19,044	379,356

M&T Bank Corp.§	1,610	293,455

PacWest Bancorp.	2,239	114,726

PNC Financial Services Group, Inc. (The)	11,060	1,610,447

Regions Financial Corp.	28,556	533,997

Signature Bank*	1,000	127,150

SunTrust Banks, Inc.	11,980	800,264

SVB Financial Group*	1,200	359,532

Synovus Financial Corp.	5,194	271,490

TCF Financial Corp.	710	17,629

Zions Bancorporation	3,590	196,552

		$8,470,102

CONSUMER FINANCE – 0.7%

Ally Financial, Inc.	3,900	101,790

American Express Co.	16,040	1,583,950

Capital One Financial Corp.	9,400	851,828

Credit Acceptance Corp.#,*	250	82,710

Discover Financial Services	9,580	682,575

Navient Corp.	1,360	18,034

SLM Corp.*	5,760	66,125

Synchrony Financial	12,000	398,040

		$3,785,052

DIVERSIFIED FINANCIAL SERVICES – 6.5%

Bank of America Corp.	206,750	6,185,960

Berkshire Hathaway, Inc., Class B*	41,096	7,961,528

Citigroup, Inc.	53,582	3,658,043

Comerica, Inc.	5,030	475,737

JPMorgan Chase & Co.	73,820	8,030,140

Description	Number of Shares	Value

Leucadia National Corp.	710	$17,068

U.S. Bancorp	29,970	1,511,987

Voya Financial, Inc.	1,900	99,465

Wells Fargo & Co.	89,975	4,675,101

		$32,615,029

INSURANCE – 3.1%

Aflac, Inc.	19,300	879,501

Alleghany Corp.	156	89,649

Allstate Corp. (The)	8,980	878,424

American Financial Group, Inc.	1,600	181,152

American International Group, Inc.	16,080	900,480

Aon PLC	6,300	897,561

Arch Capital Group Ltd.*	2,590	207,537

Arthur J Gallagher & Co.	5,580	390,544

Assurant, Inc.	1,130	104,887

Assured Guaranty Ltd.	3,550	128,829

Axis Capital Holdings Ltd.	3,280	192,536

Brighthouse Financial, Inc.*	168	8,531

Brown & Brown, Inc.	9,540	259,774

Chubb Ltd.	10,847	1,471,612

Cincinnati Financial Corp.	5,106	359,156

CNA Financial Corp.#	1,050	52,983

Erie Indemnity Co., Class A	670	78,236

Everest Re Group Ltd.	1,170	272,224

FNF Group	5,341	196,709

Hanover Insurance Group, Inc. (The)	1,100	126,335

Hartford Financial Services Group, Inc. (The)	4,590	247,126

Lincoln National Corp.	6,070	428,785

Loews Corp.	5,050	264,923

Markel Corp.*	280	316,411

Marsh & McLennan Cos., Inc.	12,390	1,009,785

MetLife, Inc.	15,751	750,850

Old Republic International Corp.	1,900	38,760

Principal Financial Group, Inc.	6,990	413,948

Progressive Corp. (The)	12,930	779,550

Prudential Financial, Inc.	10,330	1,098,286

Reinsurance Group of America, Inc.	1,690	252,486

RenaissanceRe Holdings Ltd.	20	2,721

Torchmark Corp.	1,695	147,024

Travelers Cos., Inc. (The)	6,780	892,248

Unum Group	5,610	271,412

Validus Holdings Ltd.	170	11,521

White Mountains Insurance Group Ltd.	160	138,446

Willis Towers Watson PLC	2,700	400,977

WR Berkley Corp.	3,580	266,925

XL Group Ltd.	2,770	153,984

		$15,562,828

ANNUAL REPORT / April 30, 2018

9	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MORTGAGE REAL ESTATE INVESTMENT TRUSTS – 0.0%**

AGNC Investment Corp.	430	$8,136

Annaly Capital Management, Inc.	9,980	103,493

Chimera Investment Corp.	6,840	119,632

Granite Point Mortgage Trust, Inc.	170	2,829

		$234,090

REAL ESTATE INVESTMENT TRUSTS – 0.0%**

Omega Healthcare Investors, Inc.#	7,800	202,644

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.4%

Broadcom, Inc.	9,033	2,072,351

THRIFTS & MORTGAGE FINANCE – 0.0%**

TFS Financial Corp.	150	2,236

TOTAL FINANCIALS		$80,381,430

HEALTH CARE – 13.5%

BIOTECHNOLOGY – 2.0%

Agios Pharmaceuticals, Inc.*	900	75,519

Alexion Pharmaceuticals, Inc.*	3,090	363,477

Alkermes PLC*	800	35,416

Alnylam Pharmaceuticals, Inc.*	1,700	160,701

Amgen, Inc.	14,364	2,506,231

Biogen, Inc.*	4,600	1,258,560

BioMarin Pharmaceutical, Inc.*	2,900	242,179

Celgene Corp.*	16,666	1,451,609

Gilead Sciences, Inc.	28,644	2,068,956

Incyte Corp.*	2,960	183,342

Intercept Pharmaceuticals, Inc.#,*	600	40,806

Intrexon Corp.#,*	2,360	42,905

Ionis Pharmaceuticals, Inc.#,*	3,800	163,514

Neurocrine Biosciences, Inc.*	1,500	121,620

Regeneron Pharmaceuticals, Inc.*	1,300	394,784

United Therapeutics Corp.*	1,140	125,525

Vertex Pharmaceuticals, Inc.*	5,443	833,650

		$10,068,794

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%

Abbott Laboratories	32,545	1,891,841

ABIOMED, Inc.*	600	180,570

Align Technology, Inc.*	1,160	289,826

Baxter International, Inc.	12,130	843,035

Becton Dickinson & Co.	5,334	1,236,795

Boston Scientific Corp.*	32,700	939,144

Cooper Cos., Inc. (The)	1,450	331,629

Danaher Corp.	12,080	1,211,866

DENTSPLY SIRONA, Inc.	3,679	185,201

DexCom, Inc.#,*	1,500	109,770

Edwards Lifesciences Corp.*	5,372	684,178

Description	Number of Shares	Value

Hill-Rom Holdings, Inc.	2,260	$193,976

Hologic, Inc.*	6,740	261,445

IDEXX Laboratories, Inc.*	2,180	423,988

Intuitive Surgical, Inc.*	2,400	1,057,872

Medtronic PLC	26,426	2,117,515

ResMed, Inc.	4,220	399,381

Stryker Corp.	7,600	1,287,592

Teleflex, Inc.	1,360	364,317

Varian Medical Systems, Inc.*	2,750	317,873

Zimmer Biomet Holdings, Inc.	2,910	335,145

		$14,662,959

HEALTH CARE PROVIDERS & SERVICES – 2.9%

Aetna, Inc.	7,131	1,276,806

AmerisourceBergen Corp.	4,770	432,067

Anthem, Inc.	5,710	1,347,503

Cardinal Health, Inc.	5,520	354,218

Centene Corp.*	4,132	448,653

Cigna Corp.	5,430	932,983

DaVita, Inc.*	2,788	175,059

Express Scripts Holding Co.*	12,662	958,513

HCA Healthcare, Inc.	5,400	516,996

Henry Schein, Inc.*	4,720	358,720

Humana, Inc.	3,230	950,201

Laboratory Corp. of America Holdings*	1,857	317,083

LifePoint Health, Inc.*	1,230	58,917

McKesson Corp.	4,100	640,461

MEDNAX, Inc.*	2,640	121,202

Patterson Cos., Inc.	270	6,286

Quest Diagnostics, Inc.	3,750	379,500

UnitedHealth Group, Inc.	20,420	4,827,288

Universal Health Services, Inc., Class B	2,480	283,216

		$14,385,672

HEALTH CARE TECHNOLOGY – 0.1%

Cerner Corp.*	7,040	410,080

Veeva Systems, Inc., Class A*	3,320	232,832

		$642,912

LIFE SCIENCES TOOLS & SERVICES – 0.9%

Agilent Technologies, Inc.	7,490	492,393

Bio-Rad Laboratories, Inc., Class A*	890	225,802

Bruker Corp.	4,900	144,697

Charles River Laboratories

International, Inc.*	2,120	220,883

Illumina, Inc.*	2,840	684,241

IQVIA Holdings, Inc.*	2,480	237,485

Mettler-Toledo International, Inc.*	620	347,157

PerkinElmer, Inc.	4,070	298,575

Thermo Fisher Scientific, Inc.	7,620	1,602,867

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Waters Corp.*	2,310	$435,227

		$4,689,327

PHARMACEUTICALS – 4.7%

AbbVie, Inc.	34,078	3,290,231

Allergan PLC	6,085	934,960

Bristol-Myers Squibb Co.	30,560	1,593,093

Eli Lilly & Co.	18,630	1,510,334

Johnson & Johnson	56,700	7,171,983

Merck & Co., Inc.	54,766	3,224,074

Mylan NV*	7,530	291,863

Perrigo Co. PLC	940	73,452

Pfizer, Inc.	119,903	4,389,649

Zoetis, Inc.	11,581	966,782

		$23,446,421

TOTAL HEALTH CARE		$67,896,085

INDUSTRIALS – 10.6%

AEROSPACE & DEFENSE – 3.2%

Arconic, Inc.	2,766	49,262

Boeing Co. (The)	11,740	3,915,994

BWX Technologies, Inc.	2,940	199,332

General Dynamics Corp.	5,730	1,153,506

HEICO Corp., Class A	1,562	112,698

Hexcel Corp.	3,600	239,292

Honeywell International, Inc.	16,870	2,440,752

Huntington Ingalls Industries, Inc.	1,345	327,117

L3 Technologies, Inc.	2,010	393,719

Lockheed Martin Corp.	5,650	1,812,746

Northrop Grumman Corp.	3,770	1,214,091

Raytheon Co.	6,620	1,356,703

Rockwell Collins, Inc.	2,800	371,112

Spirit AeroSystems Holdings, Inc., Class A	1,940	155,918

Textron, Inc.	3,270	203,198

TransDigm Group, Inc.	1,490	477,649

United Technologies Corp.	15,800	1,898,370

		$16,321,459

AIR FREIGHT & LOGISTICS – 0.6%

C.H. Robinson Worldwide, Inc.	1,884	173,385

Expeditors International of Washington, Inc.	1,380	88,127

FedEx Corp.	5,560	1,374,432

United Parcel Service, Inc., Class B	13,330	1,512,955

		$3,148,899

AIRLINES – 0.5%

Alaska Air Group, Inc.	2,700	175,311

American Airlines Group, Inc.	6,300	270,459

Copa Holdings SA , Class A	200	23,434

Description	Number of Shares	Value

Delta Air Lines, Inc.	12,490	$652,228

Southwest Airlines Co.	13,230	698,941

Spirit Airlines, Inc.*	3,900	139,308

United Continental Holdings, Inc.*	7,383	498,648

		$2,458,329

BUILDING PRODUCTS – 0.4%

Allegion PLC	2,233	172,343

Fortune Brands Home & Security, Inc.	4,760	260,324

Johnson Controls International PLC	15,031	509,100

Lennox International, Inc.	1,490	288,121

Masco Corp.	9,030	341,966

Owens Corning	2,290	149,972

Smith (A.O.) Corp.	5,000	306,750

		$2,028,576

COMMERCIAL SERVICES & SUPPLIES – 0.4%

Cintas Corp.	2,520	429,156

Copart, Inc.*	3,800	194,104

Pitney Bowes, Inc.	8,500	86,870

Republic Services, Inc.	6,340	410,071

Stericycle, Inc.*	52	3,053

Waste Management, Inc.	10,640	864,926

		$1,988,180

CONSTRUCTION & ENGINEERING – 0.1%

Jacobs Engineering Group, Inc.	4,150	241,073

Quanta Services, Inc.*	560	18,200

		$259,273

ELECTRICAL EQUIPMENT – 0.4%

AMETEK, Inc.	3,160	220,568

Eaton Corp. PLC	7,478	561,074

Emerson Electric Co.	11,440	759,730

Hubbell, Inc.	1,290	133,979

Rockwell Automation, Inc.	2,320	381,710

		$2,057,061

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.1%

Fortive Corp.	8,340	586,385

INDUSTRIAL CONGLOMERATES – 1.2%

3M Co.	12,860	2,499,855

Carlisle Cos., Inc.	1,290	138,972

General Electric Co.	171,520	2,413,286

Roper Technologies, Inc.	2,600	686,894

		$5,739,007

MACHINERY – 2.1%

AGCO Corp.	3,260	204,337

Allison Transmission Holdings, Inc.	4,800	187,152

Caterpillar, Inc.	12,700	1,833,372

ANNUAL REPORT / April 30, 2018

11	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Colfax Corp.*	2,900	$89,929

Crane Co.	1,200	100,368

Cummins, Inc.	3,980	636,243

Deere & Co.	7,290	986,556

Donaldson Co., Inc.	4,010	177,483

Dover Corp.	4,160	385,632

Graco, Inc.	6,420	282,416

IDEX Corp.	2,120	283,359

Illinois Tool Works, Inc.	7,000	994,140

Ingersoll-Rand PLC	6,350	532,701

ITT, Inc.	2,535	123,936

Lincoln Electric Holdings, Inc.	1,900	157,453

Nordson Corp.	1,500	192,900

Oshkosh Corp.	1,790	129,166

PACCAR, Inc.	6,390	406,851

Parker-Hannifin Corp.	2,960	487,275

Pentair PLC	3,816	256,740

Snap-on, Inc.	1,280	185,920

Stanley Black & Decker, Inc.	4,120	583,351

Terex Corp.	3,730	136,220

Timken Co. (The)	600	25,650

Toro Co. (The)	3,780	220,714

Trinity Industries, Inc.	2,400	76,488

Valmont Industries, Inc.	1,060	150,626

WABCO Holdings, Inc.*	2,050	264,429

Wabtec Corp.#	1,720	152,753

Welbilt, Inc.*	3,910	74,916

Xylem, Inc.	5,010	365,229

		$10,684,305

PROFESSIONAL SERVICES – 0.3%

Equifax, Inc.	3,660	410,103

IHS Markit Ltd.*	5,587	274,489

ManpowerGroup, Inc.	1,860	178,039

Nielsen Holdings PLC	3,150	99,067

TransUnion*	2,400	155,784

Verisk Analytics, Inc.*	2,000	212,900

		$1,330,382

ROAD & RAIL – 1.1%

CSX Corp.	20,000	1,187,800

JB Hunt Transport Services, Inc.	2,280	267,740

Kansas City Southern	2,180	232,453

Landstar System, Inc.	1,590	161,623

Norfolk Southern Corp.	6,960	998,551

Old Dominion Freight Line, Inc.	2,100	281,106

Ryder System, Inc.	40	2,697

Union Pacific Corp.	17,470	2,334,516

		$5,466,486

Description	Number of Shares	Value

TRADING COMPANIES & DISTRIBUTORS – 0.2%

Air Lease Corp.	1,200	$50,028

Fastenal Co.#	3,520	175,965

HD Supply Holdings, Inc.*	1,000	38,710

MSC Industrial Direct Co., Inc., Class A	1,390	120,152

United Rentals, Inc.*	2,320	348,000

Watsco, Inc.#	100	16,742

WW Grainger, Inc.	1,140	320,739

		$1,070,336

TRANSPORTATION INFRASTRUCTURE – 0.0%**

Macquarie Infrastructure Corp.	2,200	83,380

TOTAL INDUSTRIALS		$53,222,058

INFORMATION TECHNOLOGY – 25.0%

COMMUNICATIONS EQUIPMENT – 1.2%

ARRIS International PLC*	1,900	51,300

Cisco Systems, Inc.	107,350	4,754,531

EchoStar Corp., Class A*	70	3,678

F5 Networks, Inc.*	490	79,914

Harris Corp.	2,859	447,205

Juniper Networks, Inc.	4,290	105,491

Motorola Solutions, Inc.	4,830	530,479

Palo Alto Networks, Inc.*	1,690	325,342

		$6,297,940

COMPUTERS & PERIPHERALS – 4.0%

Apple, Inc.	107,660	17,791,892

Hewlett Packard Enterprise Co.	37,790	644,319

HP, Inc.	41,290	887,322

NCR Corp.*	20	615

NetApp, Inc.	3,553	236,559

Western Digital Corp.	5,283	416,248

		$19,976,955

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%

Amphenol Corp., Class A	7,900	661,309

Arrow Electronics, Inc.*	2,940	219,736

CDW Corp.	4,990	355,737

Cognex Corp.	5,000	231,250

Corning, Inc.	21,870	590,927

Dolby Laboratories, Inc., Class A	150	8,973

IPG Photonics Corp.*	700	149,121

Jabil, Inc.	500	13,300

National Instruments Corp.	1,930	78,918

Trimble Navigation Ltd.*	6,680	231,128

		$2,540,399

INTERNET SOFTWARE & SERVICES – 4.7%

Akamai Technologies, Inc.*	4,750	340,337

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Alphabet, Inc., Class A*	6,295	$6,411,961

Alphabet, Inc., Class C*	6,429	6,540,415

eBay, Inc.*	23,690	897,377

Facebook, Inc., Class A*	49,580	8,527,760

GoDaddy, Inc., Class A*	650	41,964

IAC/InterActiveCorp*	1,300	210,782

LogMeIn, Inc.	57	6,281

Match Group, Inc.#,*	1,200	56,544

Twitter, Inc.*	9,110	276,124

VeriSign, Inc.#,*	3,050	358,131

Zillow Group, Inc., Class A#,*	1,200	58,044

Zillow Group, Inc., Class C#,*	2,000	96,980

		$23,822,700

IT SERVICES – 4.6%

Accenture PLC, Class A	13,900	2,101,680

Alliance Data Systems Corp.	1,290	261,934

Amdocs Ltd.	2,620	176,195

Automatic Data Processing, Inc.	10,530	1,243,382

Black Knight, Inc.*	2,037	99,100

Broadridge Financial Solutions, Inc.	3,630	389,172

Cognizant Technology Solutions Corp.,

Class A	11,910	974,476

DXC Technology Co.	6,676	688,029

Fidelity National Information Services, Inc.	6,443	611,892

First Data Corp., Class A*	8,200	148,420

Fiserv, Inc.*	10,720	759,619

FleetCor Technologies, Inc.*	2,000	414,560

Gartner, Inc.*	1,600	194,064

Global Payments, Inc.	4,400	497,420

International Business Machines Corp.	17,760	2,574,490

Jack Henry & Associates, Inc.	1,900	227,012

Leidos Holdings, Inc.	2,200	141,306

Mastercard, Inc., Class A	19,820	3,533,311

Paychex, Inc.	6,570	397,945

PayPal Holdings, Inc.*	25,265	1,885,022

Square, Inc., Class A*	5,100	241,434

Switch, Inc., Class A#	1,700	24,225

Teradata Corp.*	270	11,048

Total System Services, Inc.	3,720	312,703

Visa, Inc., Class A	38,920	4,938,170

Western Union Co. (The)	6,540	129,165

Worldpay, Inc., Class A*	5,100	414,222

Xerox Corp.	700	22,015

		$23,412,011

PROFESSIONAL SERVICES – 0.1%

CoStar Group, Inc.*	1,000	366,660

Description	Number of Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.8%

Advanced Micro Devices, Inc.#,*	2,600	$28,288

Analog Devices, Inc.	7,952	694,607

Applied Materials, Inc.	24,680	1,225,856

Cypress Semiconductor Corp.	12,000	174,960

First Solar, Inc.*	2,700	191,457

Intel Corp.	101,970	5,263,691

KLA-Tencor Corp.	4,150	422,221

Lam Research Corp.	3,680	681,021

Marvell Technology Group Ltd.	11,490	230,489

Maxim Integrated Products, Inc.	3,420	186,390

Microchip Technology, Inc.#	6,339	530,321

Micron Technology, Inc.*	23,900	1,098,922

NVIDIA Corp.	11,980	2,694,302

NXP Semiconductors NV*	6,000	629,400

ON Semiconductor Corp.*	8,220	181,498

Qorvo, Inc.*	3,350	225,790

QUALCOMM, Inc.	28,580	1,457,866

Skyworks Solutions, Inc.	5,100	442,476

Teradyne, Inc.	7,250	235,988

Texas Instruments, Inc.	22,200	2,251,746

Versum Materials, Inc.	2,600	91,468

Xilinx, Inc.	5,500	353,320

		$19,292,077

SOFTWARE – 6.0%

Activision Blizzard, Inc.	16,670	1,106,054

Adobe Systems, Inc.*	10,160	2,251,456

ANSYS, Inc.*	1,380	223,091

Atlassian Corp. PLC, Class A*	900	50,382

Autodesk, Inc.*	5,330	671,047

CA, Inc.	2,480	86,304

Cadence Design Systems, Inc.*	8,810	352,929

CDK Global, Inc.	4,676	305,062

Citrix Systems, Inc.*	3,590	369,447

Dell Technologies, Inc., Class V*	3,283	235,621

Delphi Technologies PLC	1,750	84,717

Electronic Arts, Inc.*	7,010	827,040

FireEye, Inc.*	800	14,440

Fortinet, Inc.*	400	22,144

Intuit, Inc.	6,000	1,108,740

Manhattan Associates, Inc.*	300	12,918

Micro Focus International PLC ADR	1,556	26,950

Microsoft Corp.	158,549	14,827,502

Oracle Corp.	63,710	2,909,636

PTC, Inc.*	2,100	172,935

Red Hat, Inc.*	4,030	657,132

ANNUAL REPORT / April 30, 2018

13	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

salesforce.com, Inc.*	14,930	$1,806,381

ServiceNow, Inc.*	3,900	647,946

Splunk, Inc.*	2,800	287,420

Symantec Corp.	12,620	350,710

Synopsys, Inc.*	2,600	222,326

Take-Two Interactive Software, Inc.*	1,200	119,652

Ultimate Software Group, Inc.*	140	33,589

VMware, Inc., Class A#,*	1,510	201,223

Workday, Inc., Class A*	1,750	218,470

Zynga, Inc., Class A*	1,300	4,485

		$30,207,749

TELECOMMUNICATIONS – 0.1%**

Arista Networks, Inc.*	600	158,730

CommScope Holding Co., Inc.*	2,400	91,728

		$250,458

TOTAL INFORMATION TECHNOLOGY		$126,166,949

MATERIALS – 3.2%

CHEMICALS – 2.3%

Air Products & Chemicals, Inc.	5,100	827,679

Albemarle Corp.	2,000	193,920

Ashland Global Holdings, Inc.	1,200	79,416

Axalta Coating Systems Ltd.*	4,300	132,870

Cabot Corp.	600	33,516

Celanese Corp., Class A	3,500	380,345

CF Industries Holdings, Inc.	7,200	279,360

Chemours Co. (The)	800	38,728

DowDuPont, Inc.	46,337	2,930,352

Eastman Chemical Co.	4,000	408,320

Ecolab, Inc.	5,900	854,143

FMC Corp.	3,900	310,947

Huntsman Corp.	5,200	154,804

International Flavors & Fragrances, Inc.	1,000	141,260

LyondellBasell Industries NV, Class A	7,600	803,548

Monsanto Co.	9,900	1,241,163

PPG Industries, Inc.	5,000	529,400

Praxair, Inc.	6,500	991,380

RPM International, Inc.	2,700	130,410

Sherwin-Williams Co. (The)	1,800	661,788

Valvoline, Inc.	3,294	66,802

Westlake Chemical Corp.	1,300	139,061

		$11,329,212

CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.	1,000	98,960

Martin Marietta Materials, Inc.	1,400	272,678

Vulcan Materials Co.	3,300	368,577

		$740,215

Description	Number of Shares	Value

CONTAINERS & PACKAGING – 0.3%

Avery Dennison Corp.	900	$94,329

Ball Corp.	3,300	132,297

International Paper Co.	10,300	531,068

Owens-Illinois, Inc.*	7,300	148,409

Packaging Corp. of America	2,200	254,518

WestRock Co.	5,300	313,548

		$1,474,169

METALS & MINING – 0.5%

Alcoa Corp.*	4,588	234,906

Freeport-McMoRan, Inc.	30,300	460,863

Newmont Mining Corp.	12,300	483,267

Nucor Corp.	8,500	523,770

Reliance Steel & Aluminum Co.	1,800	158,256

Royal Gold, Inc.	1,300	115,440

Southern Copper Corp.#	800	42,248

Steel Dynamics, Inc.	6,200	277,822

United States Steel Corp.	5,900	199,597

		$2,496,169

PAPER & FOREST PRODUCTS – 0.0%**

Domtar Corp.	3,100	136,090

TOTAL MATERIALS		$16,175,855

REAL ESTATE – 2.9%

REAL ESTATE INVESTMENT TRUSTS – 2.8%

Alexandria Real Estate Equities, Inc.	2,815	350,665

American Campus Communities, Inc.	4,700	183,817

American Homes 4 Rent, Class A	1,650	33,330

American Tower Corp.	8,360	1,139,970

Apartment Investment & Management Co.,

Class A	3,970	161,182

AvalonBay Communities, Inc.	1,522	248,086

Boston Properties, Inc.	2,750	333,877

Brandywine Realty Trust	4,680	75,395

Camden Property Trust	2,670	228,018

CoreCivic, Inc.	167	3,367

Corporate Office Properties Trust	4,700	129,297

Crown Castle International Corp.	8,340	841,256

CyrusOne, Inc.	600	32,154

Digital Realty Trust, Inc.	3,910	413,248

Douglas Emmett, Inc.	4,410	164,361

Duke Realty Corp.	10,010	271,271

Equinix, Inc.	1,681	707,348

Equity Commonwealth*	4,992	154,702

Equity LifeStyle Properties, Inc.	2,800	249,648

Equity Residential	3,750	231,412

Essex Property Trust, Inc.	1,073	257,187

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Extra Space Storage, Inc.	3,100	$277,729

Federal Realty Investment Trust	970	112,374

Forest City Realty Trust, Inc., Class A	3,400	68,204

Gaming and Leisure Properties, Inc.	1,404	48,115

GGP, Inc.	3,443	68,826

HCP, Inc.	4,530	105,821

Hospitality Properties Trust	3,600	89,568

Host Hotels & Resorts, Inc.	19,340	378,290

Iron Mountain, Inc.	3,503	118,892

JBG SMITH Properties	836	30,823

Kilroy Realty Corp.	3,325	238,303

Kimco Realty Corp.	10,480	152,065

Lamar Advertising Co., Class A	2,400	152,904

Liberty Property Trust	4,040	168,953

Life Storage, Inc.	1,000	88,440

Macerich Co. (The)	760	43,791

Mid-America Apartment Communities, Inc.	3,271	299,166

National Retail Properties, Inc.	2,500	95,100

Park Hotels & Resorts, Inc.	292	8,404

Piedmont Office Realty Trust, Inc., Class A	4,950	88,704

Prologis, Inc.	11,490	745,816

Public Storage	3,260	657,803

Rayonier, Inc.	5,615	208,822

Realty Income Corp.	6,710	338,922

Regency Centers Corp.	2,035	119,760

Retail Properties of America, Inc., Class A	5,400	62,316

SBA Communications Corp.*	2,850	456,655

Senior Housing Properties Trust	5,700	88,749

Simon Property Group, Inc.	6,093	952,580

SL Green Realty Corp.	490	47,893

Spirit Realty Capital, Inc.	10,400	83,720

UDR, Inc.	8,580	310,167

Uniti Group, Inc.*	1,600	28,832

Ventas, Inc.	3,286	168,966

Vornado Realty Trust	2,473	168,238

Weingarten Realty Investors	3,560	97,793

Welltower, Inc.	3,770	201,469

Weyerhaeuser Co.	13,642	501,753

		$14,084,317

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

CBRE Group, Inc., Class A*	5,510	249,658

Howard Hughes Corp. (The)*	658	89,027

		$338,685

TOTAL REAL ESTATE		$14,423,002

TELECOMMUNICATION SERVICES – 1.6%

Description	Number of Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.5%

AT&T, Inc.	110,000	$3,597,000

CenturyLink, Inc.	14,085	261,699

Verizon Communications, Inc.	79,700	3,933,195

Zayo Group Holdings, Inc.*	700	25,410

		$7,817,304

WIRELESS TELECOMMUNICATION SERVICES – 0.1%

Sprint Corp.#,*	6,950	38,989

T-Mobile US, Inc.*	7,600	459,876

		$498,865

TOTAL TELECOMMUNICATION SERVICES		$8,316,169

UTILITIES – 1.3%

ELECTRIC UTILITIES – 0.7%

American Electric Power Co., Inc.	4,100	286,918

Avangrid, Inc.#	2,900	152,859

Duke Energy Corp.	6,800	545,088

Edison International	600	39,312

Entergy Corp.	2,800	228,452

Eversource Energy	4,300	259,075

Exelon Corp.	12,000	476,160

NextEra Energy, Inc.	4,500	737,595

OGE Energy Corp.	6,600	216,942

PPL Corp.	11,500	334,650

Southern Co. (The)	6,200	285,944

		$3,562,995

GAS UTILITIES – 0.0%**

UGI Corp.	1,400	67,746

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.0%**

NRG Energy, Inc.	6,400	198,400

MULTI-UTILITIES – 0.5%

CenterPoint Energy, Inc.	9,100	230,503

CMS Energy Corp.	5,200	245,388

Consolidated Edison, Inc.	4,500	360,585

Dominion Energy, Inc.	7,400	492,544

DTE Energy Co.	500	52,700

PG&E Corp.	1,400	64,540

Public Service Enterprise Group, Inc.	3,400	177,310

Sempra Energy	1,500	167,700

Vectren Corp.	1,100	77,297

WEC Energy Group, Inc.	1,900	122,132

Xcel Energy, Inc.	7,700	360,668

		$2,351,367

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	1,800	155,844

ANNUAL REPORT / April 30, 2018

15	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Aqua America, Inc.	3,600	$126,540

		$282,384

TOTAL UTILITIES		$6,462,892

TOTAL COMMON STOCKS (COST $245,223,850)		$503,807,147

INVESTMENT COMPANIES – 0.0%**

EQUITY FUNDS – 0.0%**	700	103,068

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF	500	68,225

iShares Russell 1000 Value ETF	500	60,170

TOTAL EQUITY FUNDS		$231,463

TOTAL INVESTMENT COMPANIES (COST $228,360)		$231,463

RIGHTS – 0.0%**

Celgene Corp.*,††	89	27

Community Health Systems, Inc.*	3,700	39

TOTAL RIGHTS (COST $142)		$66

WARRANT – 0.0%**

American International Group, Inc. CW21, Expire 1/19/21*	2,055	35,572

TOTAL WARRANT (COST $34,935)		$35,572

TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $245,487,287)		$504,074,248

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN –1.1%

REPURCHASE AGREEMENTS – 1.1%

BNP Paribas SA, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $1,040,181, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 8/15/46; total market value of $1,060,934.	$1,040,131	$1,040,131

Daiwa Capital Markets America, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $1,040,181, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 12/01/51; total market value of $1,060,934.	1,040,131	1,040,131

JP Morgan Securities LLC, 1.71%, dated 4/30/18, due 5/01/18, repurchase price $413,317, collateralized by U.S. Treasury Securities, 1.13% to 2.25%, maturing 1/31/19 to 1/31/24; total market value of $421,564.	413,297	413,297

Description	Par Value	Value

Nomura Securities International, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $1,040,181, collateralized by U.S. Government Securities, 0.00% to 10.50%, maturing 5/01/18 to 3/20/68; total market value of $1,060,933.	$1,040,131	$1,040,131

RBC Dominion Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $1,040,181, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 10/31/18 to 9/09/49; total market value of $1,060,934.	1,040,131	1,040,131

TD Securities, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $1,040,181, collateralized by U.S. Government Securities, 4.00% to 4.50%, maturing 3/01/47 to 3/01/48; total market value of $1,060,933.	1,040,131	1,040,131

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $5,613,952)		$5,613,952

TOTAL INVESTMENTS – 101.1% (COST $251,101,239)		$509,688,200

COLLATERAL FOR SECURITIES ON LOAN – (1.1%)		(5,613,952)

OTHER LIABILITIES LESS ASSETS – 0.0%**		(60,508)

TOTAL NET ASSETS – 100.0%		$504,013,740

April 30, 2018 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	16

Wilmington Large-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $260,679,175. The net unrealized appreciation/(depreciation) of investments was $249,009,025. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $252,526,597 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(3,517,572).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks	$503,807,147	$—	$—	$503,807,147

Investment Companies	231,463	—	—	231,463

Rights	—	66	—	66

Warrant	—	35,572	—	35,572

Repurchase Agreements	—	5,613,952	—	5,613,952

Total	$504,038,610	$5,649,590	$—	$509,688,200

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2018, the value of these securities amounted to $27 representing 0.00% of total net assets.

*	Non-income producing security.
**	Represents less than 0.05%.
§	Affiliated company. See Note 4 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

17	STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018	Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$251,101,239	(a)

Investments in repurchase agreements, at value	$5,613,952
Investments in securities, at value (Including $5,477,079 of securities on loan) (Note 2)	504,074,248	(b)

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	509,688,200

Income receivable	404,542
Receivable for shares sold	292,608
Receivable for investments sold	489,474
Prepaid assets	18,337

TOTAL ASSETS	510,893,161

LIABILITIES:
Overdraft due to custodian	706,600
Collateral for securities on loan	5,613,952
Payable for shares redeemed	291,334
Payable for Trustees’ fees	6,410
Other accrued expenses	261,125

TOTAL LIABILITIES	6,879,421

NET ASSETS	$504,013,740

NET ASSETS CONSIST OF:
Paid-in capital	$245,915,631
Undistributed net investment income	634,043
Accumulated net realized gain (loss) on investments	(1,122,895)
Net unrealized appreciation (depreciation) of investments	258,586,961

TOTAL NET ASSETS	$504,013,740

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class I
Net Assets	$504,013,740

Shares outstanding (unlimited shares authorized)	22,933,028

Net Asset Value per share	$21.98

(a)	Includes $127,293 of investments in affiliated issuers.

(b)	Includes $293,455 of investments in affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	18

Year Ended April 30, 2018	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$10,078,546	(a)(b)
Securities lending income	45,367

TOTAL INVESTMENT INCOME	10,123,913

EXPENSES:
Investment advisory fee	2,710,747
Administrative personnel and services fees	176,015
Portfolio accounting and administration fees	144,088
Custodian fees	62,283
Transfer and dividend disbursing agent fees and expenses	113,118
Trustees’ fees	62,231
Professional fees	94,674
Shareholder services fee— Class I	1,355,370
Share registration costs	20,506
Printing and postage	27,228
Miscellaneous	113,607

TOTAL EXPENSES	4,879,867

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(2,169,123)
Waiver of shareholder services fee—Class I	(1,355,370)

TOTAL WAIVERS AND REIMBURSEMENTS	(3,524,493)

Net expenses	1,355,374

Net investment income	8,768,539

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	25,914,532
Net realized gain (loss) on foreign currency transactions	13
Net change in unrealized appreciation (depreciation) of unaffiliated investments	36,272,016
Net change in unrealized appreciation (depreciation) of affiliated investments	43,245

Net realized and unrealized gain (loss) on investments	62,229,806

Litigation Settlement (See Note 7)	(18,572)

Change in net assets resulting from operations	$70,979,773

(a)	Net of foreign withholding taxes withheld of $935.

(b)	Includes $4,830 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

19	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Large-Cap Strategy Fund

	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment income	$8,768,539	$9,822,315
Net realized gain (loss) on investments(a)	25,895,973	7,868,520
Net change in unrealized appreciation (depreciation) of investments	36,315,261	76,903,218

Change in net assets resulting from operations	70,979,773	94,594,053

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class I	(8,955,957)	(10,065,232)

Change in net assets resulting from distributions to shareholders	(8,955,957)	(10,065,232)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class I	45,755,311	80,203,786
Distributions reinvested
Class I	2,208,114	2,699,521
Cost of shares redeemed
Class I	(160,783,455)	(219,530,415)

Change in net assets resulting from share transactions	(112,820,030)	(136,627,108)

Change in net assets	(50,796,214)	(52,098,287)
NET ASSETS:
Beginning of year	554,809,954	606,908,241

End of year	$504,013,740	$554,809,954

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$634,043	$840,558

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class I	2,130,793	4,452,169
Distributions reinvested
Class I	104,251	149,601
Shares redeemed
Class I	(7,531,999)	(12,258,584)

Net change resulting from share transactions	(5,296,955)	(7,656,814)

(a)	Includes Litigation settlement (See Note 7)

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	20

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$19.65		$16.91	$18.46	$17.27	$14.63
Income (Loss) From Operations:
Net Investment Income(a)	0.34		0.32	0.29	0.28	0.27
Net Realized and Unrealized Gain (Loss) on Investments	2.34	(b)	2.75	(0.42)	2.19	2.65

Total Income (Loss) From Operations	2.68		3.07	(0.13)	2.47	2.92

Less Distributions From:
Net Investment Income	(0.35)		(0.33)	(0.28)	(0.27)	(0.28)
Net Realized Gains	—		—	(1.14)	(1.01)	—

Total Distributions	(0.35)		(0.33)	(1.42)	(1.28)	(0.28)

Net Asset Value, End of Year	$21.98		$19.65	$16.91	$18.46	$17.27

Total Return	13.71	%(b)	18.32%	(0.87)%	14.52%	20.12%
Net Assets, End of Year (000’s)	$504,014		$554,810	$606,908	$468,978	$397,407
Ratios to Average Net Assets
Gross Expense	0.90%		0.90%	0.89%	0.86%	0.87%
Net Expenses(c)	0.25%		0.25%	0.25%	0.25%	0.25%
Net Investment Income	1.62%		1.75%	1.68%	1.52%	1.71%
Portfolio Turnover Rate	15%		18%	81%	15%	29%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings (Note 7). The settlement payment impacted the realized (loss) per share by $0.00 for Class I. Total return was not impacted.

(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

21	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2018

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 1 of which is presented herein (referred to as the “Fund”). The remaining 11 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d)   Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Class A, Service Class, Select Class, Administrative Class and Institutional Class are not available for the Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Fund utilizes a fair value approach. The fair value of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between levels based on valuations at the beginning of the period. The Fund may hold securities which are periodically fair valued in accordance with the Fund’s fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the year. As of April 30, 2018, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	22

assigned to securities at the beginning of the period, except for two securities, which were transferred from Level 1 to Level 2 at a valuation of $41,162 and $27, respectively, due to the application of fair value procedures necessitated by the lack of a current market quotation or sufficient volume of trading in the security. Pursuant to the Fund’s fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements - Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is the Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund
BNP Paribas SA	$1,040,131	$1,040,131	$—	$—
Daiwa Capital Markets America	1,040,131	1,040,131	—	—
JP Morgan Securities LLC	413,297	413,297	—	—
Nomura Securities International, Inc.	1,040,131	1,040,131		—
RBC Dominion Securities, Inc.	1,040,131	1,040,131	—	—
TD Securities, Inc.	1,040,131	1,040,131	—	—

	$5,613,952	$5,613,952	$—	$—

    (1)The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

    (2)Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly.

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

ANNUAL REPORT / April 30, 2018

23	NOTES TO FINANCIAL STATEMENTS (continued)

Federal Taxes – It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2018, the Fund did not incur any interest or penalties.

Warrants and Rights – The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Fund is not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolio of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2018, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund	$5,477,079	$5,477,079	$—

  (1)Collateral with a value of $5,613,952 has been received in connection with securities lending transactions.

  (2)Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2018, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax returns filed for the years ended 2017, 2016 and 2015, as well as the current year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets of the Fund nor the NAV of a class of the Fund.

For the year ended April 30, 2018, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large-Cap Strategy Fund	$—	$(19,097)	$19,097

The permanent differences identified and reclassified were primarily attributable to the tax treatment of foreign currency gains/losses, adjustments related to partnerships.

The tax character of distributions for the corresponding fiscal year ends were as follows:

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	24

	2018		2017

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Large-Cap Strategy Fund	$8,955,957	$—	$10,065,232	$—

*     For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals
Large-Cap Strategy Fund	$634,056	$8,455,028	$—	$249,009,025	$—	$—

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2018, the Fund had no losses deferred to May 1, 2018.

The Fund utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2018:

Fund	Capital Loss Carryforwards Utilized
Large-Cap Strategy Fund	$15,922,203

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to the Fund. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation (“M&T”). For its services, the Fund pays WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of the Fund’s average daily net assets as described below. WFMC, not the Fund, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Strategy Fund	0.50%

WFMC and the Fund’s shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed 0.25% for the Fund’s Class I Shares. Neither WFMC nor the Fund’s distributor will recoup previously waived fees/expenses in subsequent years.

Administrative Fees –The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Fund with certain administrative personnel and services necessary to operate the Fund. Effective October 1, 2017, the fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

ANNUAL REPORT / April 30, 2018

25	NOTES TO FINANCIAL STATEMENTS (continued)

Prior to October 1, 2017, the administrative fees were as follows:

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million

	0.0280%	on the next $500 million

	0.0275%	on assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2018, neither WFMC nor BNYM waived any administrative fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS, the Fund may pay up to 0.25% of the average daily net assets of the Fund’s Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s shares for whom M&T provides shareholder services. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For the year ended April 30, 2018, no affiliates of the Advisor received these fees.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2018 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/17	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 4/30/18	Number of Shares 4/30/18	Dividend Income	Capital Gain Distributions

Large-Cap Strategy Fund

Common Stock - 0.1%*

M&T Bank Corp.	$250,210	$—	$—	$—	$43,245	$293,455	1,610	$4,830	$—

*   As a percentage of Net Assets as of April 30, 2018.

The Fund may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2018 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$58,356

5.	INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the year ended April 30, 2018 were $81,370,190 and $193,609,857, respectively.

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	26

6.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Fund did not utilize the LOC during the year ended April 30, 2018.

7.	LEGAL PROCEEDINGS

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business. For example, a court-appointed trustee on behalf of the unsecured creditors of Tribune Co. (the “Trustee”), together with certain individual creditors of the company (the “Individual Creditors”) filed actions against former Tribune shareholders who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These cases are consolidated in a Multi-District Litigation (“MDL”) in the U.S. District Court for the Southern District of New York. There were thousands of defendants in the MDL, including the Large-Cap Strategy Fund (the “Fund”). The suits all sought the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO, but by different legal theories. During the year ended April 30, 2018, Fund management accepted an offer to settle the MDL and the Fund paid $18,572 to settle the claim.

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Fund’s financial statements through this date.

10.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2018, the Fund designates the following percentage, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Strategy Fund	99.78%

For the fiscal year ended April 30, 2018, the Fund designates the following percentage of the ordinary income dividends, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large-Cap Strategy Fund	100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2018

27

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF WILMINGTON LARGE-CAP STRATEGY FUND AND THE BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wilmington Large-Cap Strategy Fund (the “Fund”) (one of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Wilmington Funds) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds’ investment companies since 1986.

Philadelphia, Pennsylvania

June 27, 2018

April 30, 2018 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	28

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015	Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Director of M&T Bank Corporation and M&T Bank (2011 to 2012); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Senior Vice President, Wilmington Trust Corporation (2015 to present); Chief Operating Officer, Wilmington Trust Corporation (2012 to present); Senior Vice President, M&T Bank.

Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President, Wilmington Retirement (2012 to 2015); President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); President, Mid-Atlantic Region Wealth Advisory Services, M&T Bank (2011 to 2013)

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

ANNUAL REPORT / April 30, 2018 (unaudited)

29	BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust (through 6/17); The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Director, FS Investment Corporation (business development company) (2007 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Managing Director, Head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage) (2003 to 2009).

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania) (through 2012).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to 2016); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).

April 30, 2018 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	30

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Administrative Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017

Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President, Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2018 (unaudited)

31	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2018 (unaudited) / ANNUAL REPORT

32

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”

2.)	Click on the link “Sign up for Electronic Delivery”

3.)	Login to your account or create new user ID

4.)	Select E-Delivery Consent from the available options, and

5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2018

33

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2018 / ANNUAL REPORT

34

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012.We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ANNUAL REPORT / April 30, 2018

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            Investment Advisor

                   Wilmington Funds Management Corp.

                   1100 North Market Street

                   Wilmington, DE 19890

            Sub-Advisor

                   Wilmington Trust Investment Advisors

                   111 South Calvert Street 26th Floor

                   Baltimore, MD 21202

            Co-Administrator

                   Wilmington Funds Management Corp.

                   1100 North Market Street

                   Wilmington, DE 19890

            Custodian

                   The Bank of New York Mellon

                   225 Liberty Street

                   New York, NY 10286

Distributor

    ALPS Distributors, Inc.

    1290 Broadway, Suite 1100

    Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent

and Dividend Disbursing Agent

    BNY Mellon Investment Servicing (U.S.) Inc.

    301 Bellevue Parkway

    Wilmington, DE 19809

Independent Registered Public Accounting Firm

    Ernst & Young LLP

    One Commerce Square

    2005 Market Street, Suite 700

    Philadelphia, PA 19103

WT-AR-EQ-0418
Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2017, through April 30, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The U.S. economy has shown strength over the past year, with the second, third, and fourth quarters of 2018 exhibiting the strongest growth since 2015. Following the disappointment of Congress’s inability to pass comprehensive healthcare reform, Republicans redeemed themselves by passing the Tax Cuts and Jobs Act in December of 2017, which contributed to surging confidence from consumers and businesses alike. The Institute of Supply Management (“ISM”) Manufacturing Purchasing Managers Index (“PMI”)1 peaked at 60.8 in February 2018—the highest level since 2004. Also in February, the Conference Board’s measure of consumer confidence reached the highest levels since 2000. Yet against this euphoric backdrop, Core Personal Consumption Expenditure (“PCE”) inflation held below the Federal Reserve’s 2% target and has only recently accelerated. As a result, the “goldilocks” (not too hot, not too cold) characterization of the U.S. economy has continued to ring true, with economic data for much of the fiscal year meeting or exceeding expectations, but not coming in so strong as to force the hand of the Federal Reserve into accelerating monetary policy tightening. In our estimation, the U.S. economy will grow at a pace of approximately 3% in 2018, with 0.5–0.75% of that attributable to tax cuts.

We are increasingly aware that the U.S. is closer to the end of the business cycle than to the beginning. The U.S. economic expansion is officially the second-longest on record. The labor market is tight by multiple measures, and the Federal Reserve is in the midst of a rate-hiking campaign (although it continues to move gradually). This has led short-maturity interest rates higher and contributed to the flattening of the yield curve; at the time of writing, the yield curve is less than 45 basis points (0.45%) away from inverting. (An inverted yield curve has preceded each of the last five recessions.) We do not view a U.S. recession as imminent but consider the U.S. economy in the later stages of the economic cycle.

Moving beyond U.S. borders, the past year has marked a period of synchronized global growth. The eurozone far surpassed growth expectations in 2017, with measures of loan growth, business expansion, and consumer confidence accelerating in the second half of 2017. Japan has printed a string of eight positive quarters of GDP growth, the longest such stretch since the 1990s. Emerging markets have also benefited from robust global demand and rising oil prices, which have increased nearly 50% over the past year. Some of this momentum cooled as the calendar turned on the new year. We still see economic growth as having legs, but the pace of growth across the board has decelerated, particularly relative to elevated expectations. We are watching carefully for signs of a more sustained slowdown, which would challenge our overall view.

Bond markets

The past year has been a challenging one for bond investors. For the fiscal year through January, bonds were holding their value and even posting modest single-digit total returns. However, inflationary fears began to emerge in the first quarter of 2018, sending the yield on the 10-year U.S. Treasury above 3% by the end of April. This was the first time the 10-year yield breached 3% since the end of 2013. The upward move in the short end of the yield curve has been even more dramatic and, as mentioned above, the yield curve has flattened alongside three rate hikes from the Fed (in June, December, and March). Higher yields have weighed on the price return of bonds, particularly for short-to-intermediate maturities. The Bloomberg Barclays U.S. Treasury Bond Index2 has returned -1.07% over the period.

Investment-grade credit spreads remain tight but have increased in 2018. Spread stabilization and lower supply in coming months should support valuations. High-yield bond credit spreads to Treasuries remain quite low relative to history, despite higher volatility in 2018 and fund outflows from the asset class. Defaults are expected to remain low in the coming year.

For the 12-month period May 1, 2017 to April 30, 2018, certain Bloomberg indices performed as follows3:

Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
-1.07%	-0.32%	0.65%	1.56%	3.26%

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

ii

Equity markets

The synchronized global growth discussed earlier acted as a rising tide lifting all equity boats for most of the year, and equity markets enjoyed extremely low levels of volatility through January. U.S. equities were propelled by a healthy consumer, low inflation, a weakening dollar, and tax cuts. As strong as U.S. equity returns were, those of developed international and emerging economies were even better, particularly in U.S. dollar terms. However, equity markets experienced several hiccups in recent months. Concerns have mounted regarding higher inflation, regulations on technology companies, and protectionism, all of which have weighed on global equities and contributed to higher volatility in 2018. Additionally, the positive tailwind for U.S. and emerging markets equities coming from a weaker dollar will fade, as the U.S. dollar has reversed this year’s weakness. The dollar is 0.4% stronger year to date through April and increased 2.7% in the last two weeks of April alone. Equity markets have been choppier of late, but valuations are not overly concerning (though they are higher than 10-year averages across a number of regions), and we continue to believe the economic fundamentals are encouraging going forward. Therefore, we maintain our preference for stocks over bonds.

For the 12-month period May 1, 2017 to April 30, 2018, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
13.27%	11.54%	14.51%	21.71%

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

  Sincerely,

Christopher D. Randall

President

May 25, 2018

April 30, 2018 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.    ISM Manufacturing PMI Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies. For each of the indicators measured (New Orders, Backlog of Orders, New Export Orders, Imports, Production, Supplier Deliveries, Inventories, Customers Inventories, Employment, and Prices), this report shows the percentage reporting each response, the net difference between the number of responses in the positive economic direction and the negative economic direction and the diffusion index. Responses are raw data and are never changed.

2.    Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

4.    Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.    Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.    Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.    Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.    The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10.    MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.    MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of -0.81%* for Class A Shares and -0.52%* for Class I Shares, versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index**, which had a total return of -0.32%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 0.50%.

The Federal Reserve (the “Fed”) continued to “normalize” short-term interest rates by raising the Fed Funds target three times over the past fiscal year. The target now stands in a range of 1.75% to 2.0%, which is 3/4 of a percent higher than this time last year. The Fed has acknowledged that the economic outlook has strengthened and that inflation is expected to move higher, and then stabilize around their 2% objective. The economy expanded for the eighth consecutive year as Gross Domestic Product (“GDP”) increased at a 2.9% rate for the year ended March 31, 2018, marking the fastest pace of growth since 2015. Equipment investment by corporations aided economic growth. The consumer continued to benefit from the strong job market. The unemployment rate declined to its lowest level since 2000, to a rate of 3.9% this past month. However, wage pressure remains moderate with wages only increasing at a 2.6% rate over the past year. The core Consumer Price Index (“CPI”) has recently started to move higher and is now at 2.1%.

In response to the Fed tightening monetary policy and the expectation for the Fed to raise interest rates at least two more times in 2018, interest rates have moved higher. The yield curve has also flattened over the past year. The 2-year Treasury yield almost doubled over the past year rising to a yield of 2.49% as of April 30, 2018, its highest yield since 2008. The 10-year Treasury yield rose by 2/3 of a percent to 2.95%, its highest yield since 2014. The combination of higher interest rates and low starting yields has caused most bond indices to post negative total rates of return for the past fiscal year. Negative total rates of return for the bond market indices are a rare occurrence. This marks only the third time that the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index has posted a negative return over the past 23 years.

The corporate sector of the bond market did provide positive excess returns over the past fiscal year as risk premiums tightened in response to improving corporate earnings and a continued search for yield. However, over the past four months, we have seen risk premiums move wider, as corporate issuance has been robust and concerns over large U.S. corporations investing less in the corporate bond market, as they repatriate profits from overseas in response to the new tax laws. The mortgage-backed sector of the market also provided positive excess returns as investors took the Fed’s gradual reduction of their balance sheet in stride.

Looking forward, we expect the Fed to raise interest rates either two or three additional times in 2018 and for the yield curve to continue to flatten with shorter-term interest rates moving higher than longer-term interest rates.

The Fund’s slight underperformance can be attributed to our overweight to the corporate sector which underperformed during 2018 for the first time since 2015. We also maintained an underweight allocation to the mortgage-backed sector which also detracted from performance. Our duration strategy of maintaining a shorter duration than the index aided performance as interest rates moved higher. The Fund performance also benefitted from our bar belled yield curve strategy of maintaining an underweight allocation to the intermediate portion of the yield curve which underperformed in response to the Fed raising interest rates and the yield curve flattening.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.26%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage-backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

April 30, 2018 (unaudited) / ANNUAL REPORT

2

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

ANNUAL REPORT / April 30, 2018 (unaudited)

3

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Broad Market Bond Fund; from April 30, 2008 to April 30, 2018, compared to the Bloomberg Barclays U.S. Aggregate Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.26%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and cur-rent performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
	1 Year	5 Years	10 Years
Class A^	-5.26%	0.08%	2.88%
Class I^	-0.52%	1.33%	3.67%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	-0.32%	1.47%	3.57%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.09% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.84% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2018 (unaudited) / ANNUAL REPORT

4

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, the Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of -1.14%* for Class A Shares, and -0.72%* for Class I Shares, versus its benchmark, the Bloomberg Barclays Intermediate U.S. Government/ Credit Bond Index**, which had a total return of -0.79% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of -0.12%.

The Federal Reserve (the “Fed”) continued to “normalize” short-term interest rates by raising the Fed Funds target three times over the past fiscal year. The target now stands at 1.75% to 2.0%, which is 3/4 of a percent higher than this time last year. The Fed has acknowledged that the economic outlook has strengthened and that inflation is expected to move higher, and then stabilize around their 2% objective. The economy expanded for the eighth consecutive year as Gross Domestic Product (“GDP”) increased at a 2.9% rate for the year ended March 31, 2018, marking the fastest pace of growth since 2015. Equipment investment by corporations aided economic growth. The consumer continued to benefit from the strong job market. The unemployment rate declined to its lowest level since 2000, to a rate of 3.9% this past month. However, wage pressure remains moderate with wages only increasing at a 2.6% rate over the past year. The core Consumer Price Index (“CPI”) has recently started to move higher and is now at 2.1%.

In response to the Fed tightening monetary policy and the expectation for the Fed to raise interest rates at least two more times in 2018, interest rates have moved higher. The yield curve has also flattened over the past year. The 2-year Treasury yield almost doubled over the past year rising to a yield of 2.49% as of April 30, 2018, its highest yield since 2008. The 10-year Treasury yield rose by 2/3 of a percent to 2.95%, its highest yield since 2014. The combination of higher interest rates and low starting yields caused most bond indices to post negative total rates of return for the past fiscal year. Negative total rates of return for the bond market indices are a rare occurrence. This marks only the third time for the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index to post a negative return over the past 23 years.

The corporate sector of the bond market did provide positive excess returns over the past fiscal year as risk premiums tightened in response to improving corporate earnings and a continued search for yield. However, over the past four months, we have seen risk premiums move wider as corporate issuance has been robust and concerns over large U.S. corporations investing less in the corporate market as they repatriate profits from overseas in response to the new tax laws. The mortgage-backed sector of the market also provided positive excess returns as investors took the Fed’s gradual reduction of their balance sheet in stride.

Looking forward, we expect the Fed to raise interest rates either two or three additional times in 2018 and for the yield curve to continue to flatten with shorter-term interest rates moving higher than longer-term interest rates.

The modest outperformance of the Fund relative to the benchmark is primarily due to the Fund’s overweight position to the corporate sector. Over the fiscal year, the option adjusted spread of the Bloomberg

Barclays U.S. Credit Bond Index declined to 102 basis points from 110 basis points in April of 2017. Tighter credit spreads led to relative outperformance of corporate bonds versus Treasuries. Curve positioning was more heavily weighted towards the 7-10 year part of the curve. This was a modest contributor to performance as the Treasury curve flattened by approximately 55 basis points during the fiscal year, as measured by the yield differential between 10-year Treasury bonds and 2-year Treasury notes. Duration positioning was equal to or slightly less than the benchmark throughout the year. This was also a small contributor to Fund Performance as interest rates moved higher.

The Fund remains positioned to benefit from higher interest rates and a flatter Treasury curve. Duration is currently shorter than the index and maintains a larger allocation to the 7-10 year part of the curve. The Fund remains underweight the 3-5 year part of the curve as we expect the Fed will continue to increase its benchmark rate, causing short-term interest rates to move higher. The Fund maintains an overweight position to the corporate sector based upon our expectation for solid growth in the U.S. and support from tax reform. However, we did reduce our overweight to credit. Less attractive valuations and decreased demand resulted in a modest reduction to corporate bonds.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.63%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

ANNUAL REPORT / April 30, 2018 (unaudited)

5

The Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2018 (unaudited) / ANNUAL REPORT

6

WILMINGTON INTERMEDIATE-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Intermediate-Term Bond Fund from April 30, 2008 to April 30, 2018 compared to the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.63%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
	1 Year	5 Years	10 Years

Class A^	-5.63%	-0.45%	2.61%

Class I^	-0.72%	0.81%	3.39%

Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index[2]	-0.79%	1.02%	2.94%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.18% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.93% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2018 (unaudited)

7

WILMINGTON SHORT-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, the Wilmington Short-Term Bond Fund (the “Fund”) had a total return of -0.03%* for Class A Shares and 0.22%* for Class I Shares, versus its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of -0.05%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 0.60%.

The Federal Reserve (the “Fed”) continued to “normalize” short-term interest rates by raising the Fed Funds target three times over the past fiscal year. The target now stands in a range of 1.75% to 2.0%, which is 3/4 of a percent higher than this time last year. The Fed has acknowledged that the economic outlook has strengthened and that inflation is expected to move higher, and then stabilize around their 2% objective. The economy expanded for the eighth consecutive year as Gross Domestic Product (“GDP”) increased at a 2.9% rate for the year ended March 31, 2018, marking the fastest pace of growth since 2015. Equipment investment by corporations aided economic growth. The consumer continued to benefit from the strong job market. The unemployment rate declined to its lowest level since 2000, to a rate of 3.9% this past month. However, wage pressure remains moderate with wages only increasing at a 2.6% rate over the past year. The core Consumer Price Index (“CPI”) has recently started to move higher and is now at 2.1%.

In response to the Fed tightening monetary policy and the expectation for the Fed to raise interest rates at least two more times in 2018, interest rates have moved higher. The yield curve has also flattened over the past year. The 2-year Treasury yield almost doubled over the past year rising to a yield of 2.49% as of April 30, 2018, its highest yield since 2008. The 10-year Treasury yield rose by 2/3 of a percent to 2.95%, its highest yield since 2014. The combination of higher interest rates and low starting yields has caused most bond indices to post negative total rates of return for the past fiscal year. Negative total rates of return for the bond market indices are a rare occurrence. This marks only the third time for the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index to post a negative return over the past 23 years.

The corporate sector of the bond market did provide positive excess returns over the past fiscal year as risk premiums tightened in response to improving corporate earnings and a continued search for yield. However, over the past four months, we have seen risk premiums move wider, as corporate issuance has been robust and concerns over large U.S. corporations investing less in the corporate bond market, as they repatriate profits from overseas in response to the new tax laws. The mortgage-backed sector of the market also provided positive excess returns as investors took the Fed’s gradual reduction of their balance sheet in stride.

Looking forward, we expect the Fed to raise interest rates either two or three additional times in 2018 and for the yield curve to continue to flatten with shorter-term interest rates moving higher than longer-term interest rates.

Given our expectations for continued rate increases by the Federal Reserve and greater government deficits, the Fund continued to have a shorter duration versus its benchmark. The Fund was also positioned for a flatter yield curve. The Fund had a lower allocation to the two and three year parts of the yield curve and was overweight the less than one year as well as the five year portion of the curve. Both our overall duration profile as well as portfolio maturity structure added to our relative performance. Corporate securities have recently started to underperform in 2018 as new issue supply, demand, and leverage have weighed on the sector. The Fund has been over-weight the corporate sector versus the Index. Our sector weighing has recently detracted slightly from our relative performance to the Index.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.80%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issues by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

April 30, 2018 (unaudited) / ANNUAL REPORT

8

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

ANNUAL REPORT / April 30, 2018 (unaudited)

9

WILMINGTON SHORT-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Short-Term Bond Fund from April 30, 2008 to April 30, 2018 compared to the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.80%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18

	1 Year	5 Years	10 Years
Class A^	-1.80%	0.15%	1.53%
Class I^	0.22%	0.74%	1.93%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[2]	-0.05%	0.71%	1.61%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.23% and 0.73%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.98% and 0.48%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2018 (unaudited) / ANNUAL REPORT

10

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, the Wilmington Municipal Bond Fund (the “Fund”) had a total return of -0.29%* for Class A Shares and -0.03%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 0.71%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 0.91%.

May of 2017 seems ancient history in light of the municipal market activity of the last five or six months. Triggered by tax reform – discussed in October and November and passed in December – the supply and demand dynamics of the market turned on their sides. By the end of November 2017, issuers and investment bankers were becoming increasingly concerned that Private Activity Bonds (“PABs”) and advance refunding were about to disappear. That is when the deluge of issuance began, and by the end of December, $62.502 billion in new deals had come to market, an all-time record for monthly issuance. In fact, the second-highest month of volume was $53.447 billion in October 2016. Worth mentioning is that while PABs narrowly escaped the executioner’s axe, advance refunding did not, which alone will have a negative effect on new issuance—advance refunding issuance accounted for roughly 10%–13% of supply in 2017. Nevertheless, year-end fatigue carried on uninterrupted into January, and by month-end, the $20.549 billion in supply stood at only 57% of the prior January’s $36.005 billion. While February 2018 lagged the same month in the prior year, the deficit narrowed such that 2018 year-to-date supply ended at 69% for the same period in 2017. By the close of first quarter 2018, new issuance stood at $65.772 billion versus $91.981 billion for the same period last year.

The relatively small decrease in the top marginal tax rate for individuals is not expected to have a meaningful impact on their buying decisions, but the same cannot be said for the corporate buyers. Banks and property & casualty insurers provide about 25% of the overall demand for tax-exempt municipals and the shift from a 35% top bracket to 21% is meaningful. While we have expected these institutional owners of municipal bonds to gradually shift a portion of their investments to other asset classes, we witnessed an increase in bids wanted coming from bank portfolios in the first quarter. These sell decisions may have been accelerated by an accounting change imposed by the Financial Accounting Standards Board on banks and their amortization of bond premiums.

Overall, the yield curve had many shifts over the course of the 12 months ended April 30, 2018 but ended up much flatter due largely to increased rates on the front end of the curve. 2-year high-grade bond yields increased by 88 basis points to end the period with 1.85% yields. In the 10-year range, those yields also increased, but by only 35 basis points, ending the fiscal year at 2.49%.

Performance for the fiscal year reflects that bear flattener, with shorter indices providing weaker returns. The Fund’s benchmark index, the S&P Municipal Bond Intermediate Index, which includes bonds from three to fifteen years, generated a 0.71% total return. S&P’s Municipal Bond Short Index, with bonds only out to a maximum four year maturity, barely eked out a positive total return, posting 0.05% for the 12 months ended April 30, 2018.

Fund performance, relative to the Lipper peer group, was in the fourth quartile for the year ended April 30, 2018. Several factors weighed in which detracted from relative performance. Longer duration bonds performed better over the year, as mentioned above in our bear flattener comment. Some of the funds in this universe are longer in nature, using the full spectrum of the yield curve. As we limit our exposures to bonds with maturities of 15 years and shorter, we were disadvantaged. Likewise, many of the funds in the universe own non-investment grade bonds inside the fund – we limit our positions to investment grade only. During the 12-month period, non-investment grade bonds outperformed. Also, some of our specific positions, like a higher education bond in Massachusetts or a general obligation bond in Illinois, experienced credit spread widening. While our credit opinion on those specific obligors has not changed, the spread widening detracted from relative performance.

One factor helping to offset some of these negative influences was our positioning in lower investment grade bonds. Just as non-investment grade bonds performed well, so did lower investment grade (BBB and A) versus the higher graded bonds. Our overweight to both those lower investment grade categories contributed positively to relative performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.78%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

A bear flattener is a yield-rate environment in which short-term interest rates are increasing at a faster rate than long-term interest rates. This causes the yield curve to flatten as short-term and long-term rates start to converge.

ANNUAL REPORT / April 30, 2018 (unaudited)

11

Standard & Poor’s (“S&P”) Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of 4 years.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Income may be subject to the federal AMT.

April 30, 2018 (unaudited) / ANNUAL REPORT

12

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Municipal Bond Fund from April 30, 2008 to April 30, 2018 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was-4.78%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
	1 Year	5 Years	10 Years
Class A^	-4.78%	0.41%	2.81%
Class I^	-0.03%	1.60%	3.55%
S&P Municipal Bond Intermediate Index[2]	0.71%	2.16%	4.19%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.09% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are .84% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2018 (unaudited)

13

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2018, the Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of -0.75%* for Class A Shares and -0.50%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 0.71%, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average***, which had a total return of 0.48%.

May of 2017 seems ancient history in light of the municipal market activity of the last five or six months. Triggered by tax reform – discussed in October and November and passed in December – the supply and demand dynamics of the market turned on their sides. By the end of November 2017, issuers and investment bankers were becoming increasingly concerned that Pivate Activity Bonds (“PABs”) and advance refunding were about to disappear. That is when the deluge of issuance began, and by the end of December, $62.502 billion in new deals had come to market, an all-time record for monthly issuance. In fact, the second-highest month of volume was $53.447 billion in October 2016. Worth mentioning is that while PABs narrowly escaped the executioner’s axe, advance refunding did not, which alone will have a negative effect on new issuance—advance refunding issuance accounted for roughly 10% – 13% of supply in 2017. Nevertheless, year-end fatigue carried on uninterrupted into January, and by month-end, the $20.549 billion in supply stood at only 57% of the prior January’s $36.005 billion. While February 2018 lagged the same month in the prior year, the deficit narrowed such that 2018 year-to-date supply ended at 69% for the same period in 2017. By the close of first quarter 2018, new issuance stood at $65.772 billion versus $91.981 billion for the same period last year.

The relatively small decrease in the top marginal tax rate for individuals is not expected to have a meaningful impact on their buying decisions, but the same cannot be said for the corporate buyers. Banks and property & casualty insurers provide about 25% of the overall demand for tax-exempt municipals and the shift from a 35% top bracket to 21% is meaningful. While we have expected these institutional owners of municipal bonds to gradually shift a portion of their investments to other asset classes, we witnessed an increase in bids wanted coming from bank portfolios in the first quarter. These sell decisions may have been accelerated by an accounting change imposed by the Financial Accounting Standards Board on banks and their amortization of bond premiums.

Overall, the yield curve had many shifts over the course of the 12 months ended April 30, 2018 but ended up much flatter due largely to increased rates on the front end of the curve. 2-year high-grade bond yields increased by 88 basis points to end the period with 1.85% yields. In the 10-year range, those yields also increased, but by only 35 basis points, ending the fiscal year at 2.49%.

Performance for the fiscal year reflects that bear flattener, with shorter indices providing weaker returns. The Fund’s benchmark index, the S&P Municipal Bond Intermediate Index, which includes bonds from three to fifteen years, generated a 0.71% total return. S&P’s Municipal Bond Short Index, with bonds only out to a maximum four year maturity, barely eked out a positive total return, posting 0.05% for the 12 months ended April 30, 2018.

Fund performance, relative to the Lipper peer group, was in the fourth quartile for the year ended April 30, 2018. Several factors weighed in which detracted from relative performance. Longer duration bonds performed better over the year, as mentioned above in our bear flattener comment. Some of the funds in this universe are longer in nature, using the full spectrum of the yield curve. As we limit our exposures to bonds with maturities of 15 years and shorter, we were disadvantaged. Likewise, many of the funds in the universe own non-investment grade bonds inside the fund – we limit our positions to investment grade only. During the 12-month period, non-investment grade bonds outperformed. Also, some of our specific positions, like an airport revenue bond in the New York City metro area, experienced credit spread widening. While our credit opinion on that specific obligor has not changed, the spread widening detracted from relative performance.

One factor helping to offset some of these negative influences was our positioning in lower investment grade bonds. Just as non-investment grade bonds performed well, so did lower investment grade (BBB and A) versus the higher graded bonds. Our overweight to single A rated issues contributed positively to relative performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.24%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

A bear flattener is a yield-rate environment in which short-term interest rates are increasing at a faster rate than long-term interest rates. This causes the yield curve to flatten as short-term and long-term rates start to converge.

April 30, 2018 (unaudited) / ANNUAL REPORT

14

Standard & Poor’s (“S&P”) Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of 4 years.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Income may be subject to the federal AMT.

ANNUAL REPORT / April 30, 2018 (unaudited)

15

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington New York Municipal Bond Fund from April 30, 2008 to April 30, 2018 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.24%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and cur-rent performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/18
	1 Year	5 Years	10 Years
Class A^	-5.24%	0.19%	2.16%
Class I^	-0.50%	1.38%	2.87%
S&P Municipal Bond Intermediate Index[2]	0.71%	2.16%	4.19%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.25% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.00% and 0.59%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2018 (unaudited) / ANNUAL REPORT

16

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2018.

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND
Actual
Class A	$1,000.00	$979.30	$4.17	0.85%
Class I	$1,000.00	$980.40	$2.50	0.51%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.58	$4.26	0.85%
Class I	$1,000.00	$1,022.27	$2.56	0.51%

WILMINGTON INTERMEDIATE-TERM BOND FUND
Actual
Class A	$1,000.00	$981.70	$4.03	0.82%
Class I	$1,000.00	$983.30	$2.46	0.50%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.73	$4.11	0.82%
Class I	$1,000.00	$1,022.32	$2.51	0.50%

WILMINGTON SHORT-TERM BOND FUND
Actual
Class A	$1,000.00	$994.90	$3.61	0.73%
Class I	$1,000.00	$996.10	$2.38	0.48%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.17	$3.66	0.73%
Class I	$1,000.00	$1,022.41	$2.41	0.48%

ANNUAL REPORT / April 30, 2018 (unaudited)

17

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$ 980.00	$3.63	0.74%
Class I	$1,000.00	$ 981.90	$2.41	0.49%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.12	$3.71	0.74%
Class I	$1,000.00	$1,022.36	$2.46	0.49%

WILMINGTON NEW YORK MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$ 978.50	$4.07	0.83%
Class I	$1,000.00	$ 980.70	$2.85	0.58%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.68	$4.16	0.83%
Class I	$1,000.00	$1,021.92	$2.91	0.58%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2018 (unaudited) / ANNUAL REPORT

18

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Total Net Assets
Corporate Bonds	44.6%
U.S. Treasury	31.4%
Mortgage-Backed Securities	18.9%
Commercial Paper	2.9%
Government Agencies	1.0%
Collateralized Mortgage Obligations	0.6%
Enhanced Equipment Trust Certificates	0.2%
Asset-Backed Security	0.1%
Cash Equivalents[1]	4.9%
Other Assets and Liabilities – Net[2]	(4.6)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of
Total Net Assets
U.S. Government Agency Securities	20.5%
U.S. Treasury	31.4%
AAA / Aaa	0.2%
AA / Aa	1.1%
A / A	9.8%
BBB / Baa	32.0%
BB / Ba	1.8%
Not Rated	7.8%
Other Assets and Liabilities – Net[2]	(4.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value	Value

ASSET-BACKED SECURITY — 0.1%

FINANCIAL SERVICES — 0.1%

LA Arena Funding LLC,
Series 1999-1, Class A, 7.66%, 12/15/26Ω	$393,714	$403,402

TOTAL ASSET-BACKED SECURITY (COST $393,714)		$403,402

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) — 0.2%

Pool Q33547, 3.50%, 5/01/45	1,072,099	1,066,472

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) — 0.3%

Series 1988-23, Class C, 9.75%, 9/25/18	38	38

Description	Par Value	Value

Series 2005-29, Class WC, 4.75%, 4/25/35	$24,621	$25,895

Series 2012-114, Class VM, 3.50%, 10/25/25	1,682,717	1,703,522

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,729,455

WHOLE LOAN – 0.1%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 3.86%, 2/25/34Δ	88,125	90,361

Countrywide Home Loan Mortgage
Pass-Through Trust,
Series 2004-8, Class 2A1, 4.50%, 6/25/19	37,283	37,410

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.02%, 11/25/35Δ	162,173	154,762

ANNUAL REPORT / April 30, 2018

19	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

WaMu Mortgage Pass-Through Certificates,
Series 2004-CB1, Class 1A, 5.25%, 6/25/19	$108,014	$108,836

TOTAL WHOLE LOAN		$391,369

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $3,399,827)		$3,187,296

COMMERCIAL PAPER – 2.9%t

COMMERCIAL PAPER – 2.9%

Anheuser-Busch InBev SA, 2.32%, 7/05/18	1,000,000	996,030

McCormick & Co., 2.19%, 5/01/18	7,000,000	6,999,584

Unitedhealth Group, Inc., 1.93%, 5/01/18	7,000,000	6,999,633

TOTAL COMMERCIAL PAPER		$14,995,247

TOTAL COMMERCIAL PAPER (COST $14,995,929)		$14,995,247

CORPORATE BONDS – 44.6%

AEROSPACE & DEFENSE – 1.6%

L3 Technologies, Inc., Company Guaranteed, 4.75%, 7/15/20	1,000,000	1,029,208

Lockheed Martin Corp., Sr. Unsecured, 1.85%, 11/23/18	2,000,000	1,993,771

Lockheed Martin Corp., Sr. Unsecured, 4.70%, 5/15/46	975,000	1,032,685

Northrop Grumman Corp., Sr. Unsecured, 2.93%, 1/15/25	1,000,000	949,176

Northrop Grumman Corp., Sr. Unsecured, 4.03%, 10/15/47	1,765,000	1,640,871

Rockwell Collins, Inc., Sr. Unsecured, 3.50%, 3/15/27	1,600,000	1,517,226

TOTAL AEROSPACE & DEFENSE		$8,162,937

AUTOMOTIVE – 1.7%

Daimler Finance North America LLC, Company Guaranteed, 1.50%, 7/05/19Ω	2,000,000	1,968,835

Daimler Finance North America LLC, Company Guaranteed, 2.30%, 1/06/20Ω	2,000,000	1,973,692

Daimler Finance North America LLC, Company Guaranteed, 3.88%, 9/15/21#Ω	250,000	254,123

Ford Motor Credit Co. LLC, Sr. Unsecured, 5.75%, 2/01/21	500,000	527,937

Ford Motor Credit Co. LLC, Sr. Unsecured, 4.25%, 9/20/22	450,000	453,939

General Motors Co., Sr. Unsecured, 6.25%, 10/02/43	1,000,000	1,063,070

General Motors Financial Co., Inc., Company Guaranteed, 2.40%, 5/09/19	1,430,000	1,422,299

General Motors Financial Co., Inc., Company Guaranteed, 2.35%, 10/04/19	1,000,000	989,772

TOTAL AUTOMOTIVE		$8,653,667

Description	Par Value	Value

BEVERAGES – 0.8%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 2/01/46	$1,125,000	$1,162,577

Dr. Pepper Snapple Group, Inc., Company Guaranteed, 2.60%, 1/15/19	1,900,000	1,895,352

Dr. Pepper Snapple Group, Inc., Company Guaranteed, 2.53%, 11/15/21	1,000,000	967,071

TOTAL BEVERAGES		$4,025,000

BIOTECHNOLOGY – 1.9%

Amgen, Inc., Sr. Unsecured, 2.13%, 5/01/20	2,000,000	1,963,238

Amgen, Inc., Sr. Unsecured, 4.40%, 5/01/45	2,130,000	2,054,603

Celgene Corp., Sr. Unsecured, 2.25%, 5/15/19	1,500,000	1,490,247

Celgene Corp., Sr. Unsecured, 2.75%, 2/15/23	1,305,000	1,248,887

Celgene Corp., Sr. Unsecured, 4.55%, 2/20/48	2,520,000	2,384,893

Gilead Sciences, Inc., Sr. Unsecured, 4.60%, 9/01/35	650,000	670,133

TOTAL BIOTECHNOLOGY		$9,812,001

BUILDING PRODUCTS – 0.0%**

Johnson Controls International PLC, (Current rate until maturity), Sr. Unsecured, 4.63%, 7/02/44ÿ	100,000	100,926

CAPITAL MARKETS – 1.9%

Bank of New York Mellon Corp. (The), Subordinated, MTN, 3.00%, 10/30/28	775,000	705,718

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 month USD LIBOR + 1.16%), 3.52%, 4/23/20Δ	425,000	431,651

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 month USD LIBOR + 1.20%), 3.32%, 9/15/20Δ	1,425,000	1,453,409

Goldman Sachs Group, Inc. (The), Sr. Unsecured, 3.00%, 4/26/22	915,000	895,563

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	800,000	762,146

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 month USD LIBOR + 1.51%), 3.69%, 6/05/28Δ	2,080,000	1,978,760

Morgan Stanley, Sr. Unsecured, GMTN, (3 month USD LIBOR + 0.55%), 2.29%, 2/10/21Δ	1,625,000	1,629,798

Morgan Stanley, Sr. Unsecured, MTN, 3.13%, 7/27/26	340,000	316,689

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	505,000	502,029

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	847,000	833,139

TOTAL CAPITAL MARKETS		$9,508,902

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	20

Description	Par Value	Value

COMMERCIAL BANKS – 4.9%

BB&T Corp., Sr. Unsecured, MTN, 2.45%, 1/15/20	$1,640,000	$1,623,121

BB&T Corp., Sr. Unsecured, MTN, (3 month USD LIBOR + 0.65%), 2.96%, 4/01/22Δ	2,000,000	2,020,727

Branch Banking & Trust Co., Subordinated, 3.80%, 10/30/26	1,000,000	995,795

Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,251,123

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	530,000	539,153

Fifth Third Bank, Sr. Unsecured, BKNT, 1.63%, 9/27/19	2,000,000	1,964,642

KeyBank NA, Sr. Unsecured, 1.70%, 6/01/18	2,500,000	2,498,359

KeyCorp, Sr. Unsecured, MTN, 2.90%, 9/15/20	750,000	745,654

PNC Bank NA, Sr. Unsecured, BKNT, 2.40%, 10/18/19	1,500,000	1,490,255

PNC Bank NA, Subordinated, BKNT, 2.95%, 1/30/23	350,000	339,665

PNC Financial Services Group, Inc. (The), Subordinated, 3.90%, 4/29/24	1,500,000	1,506,785

SunTrust Banks, Inc., Sr. Unsecured, 2.50%, 5/01/19	2,000,000	1,995,813

SunTrust Banks, Inc., Sr. Unsecured, 2.90%, 3/03/21	1,475,000	1,459,565

Toronto-Dominion Bank (The), Sr. Unsecured, GMTN, 1.75%, 7/23/18#	2,500,000	2,496,776

US Bancorp, Subordinated, MTN, 2.95%, 7/15/22	2,000,000	1,962,343

US Bank NA, Sr. Unsecured, BKNT, 2.13%, 10/28/19	2,000,000	1,981,458

TOTAL COMMERCIAL BANKS		$24,871,234

COMMERCIAL FINANCE – 0.0%**

General Electric Co., Subordinated, 5.30%, 2/11/21	250,000	262,339

COMMERCIAL SERVICES & SUPPLIES – 0.4%

Total System Services, Inc., Sr. Unsecured, 2.38%, 6/01/18Δ	1,900,000	1,899,383

CONSUMER FINANCE – 1.1%

American Express Co., Sr. Unsecured, (3 month USD LIBOR + 0.59%), 2.49%, 5/22/18	655,000	655,056

American Express Credit Corp., Sr. Unsecured, MTN, 1.70%, 10/30/19	800,000	786,851

American Express Credit Corp., Sr. Unsecured, MTN, 2.20%, 3/03/20	1,000,000	986,699

Capital One Financial Corp., Sr. Unsecured, 2.45%, 4/24/19	750,000	748,059

Capital One Financial Corp., Sr. Unsecured, 2.40%, 10/30/20	1,365,000	1,332,942

Description	Par Value	Value

Capital One NA, Sr. Unsecured, 2.35%, 1/31/20	$1,000,000	$984,596

TOTAL CONSUMER FINANCE		$5,494,203

DIVERSIFIED FINANCIAL SERVICES – 2.9%

Bank of America Corp., Sr. Unsecured, MTN, 3.25%, 10/21/27	1,095,000	1,018,758

Bank of America Corp., Subordinated, MTN, 4.25%, 10/22/26	1,000,000	987,086

Berkshire Hathaway Finance Corp., Company Guaranteed, 4.30%, 5/15/43	425,000	434,569

BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	258,685

Charles Schwab Corp. (The), Sr. Unsecured, 2.20%, 7/25/18	1,370,000	1,369,797

Charles Schwab Corp. (The), Sr. Unsecured, 4.45%, 7/22/20	250,000	257,919

Citigroup, Inc., Sr. Unsecured, 6.13%, 5/15/18	275,000	275,382

Citigroup, Inc., Sr. Unsecured, (3 month USD LIBOR + 0.95%), 2.88%, 7/24/23Δ	2,060,000	1,994,124

Citigroup, Inc., Subordinated, 4.13%, 7/25/28	1,650,000	1,584,647

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,287,360

JPMorgan Chase & Co., Sr. Unsecured, 4.63%, 5/10/21	100,000	103,946

JPMorgan Chase & Co., Sr. Unsecured, MTN, 2.30%, 8/15/21	700,000	678,701

JPMorgan Chase & Co., Series W, Jr. Subordinated, (3 month USD LIBOR + 1.00%), 2.84%, 5/15/47Δ	1,000,000	900,978

Wells Fargo & Co., Sr. Unsecured, 2.10%, 7/26/21	2,000,000	1,922,255

Wells Fargo & Co., Subordinated, MTN, 4.40%, 6/14/46	2,075,000	1,937,446

TOTAL DIVERSIFIED FINANCIAL SERVICES		$15,011,653

ELECTRIC – 2.1%

Baltimore Gas & Electric Co., Sr. Unsecured, 3.50%, 8/15/46	1,550,000	1,389,481

Commonwealth Edison Co., 1st Mortgage, 3.80%, 10/01/42	1,000,000	956,450

Consolidated Edison, Inc., Sr. Unsecured, 2.00%, 5/15/21	750,000	721,448

Dominion Energy, Inc., Sr. Unsecured, 2.50%, 12/01/19	1,500,000	1,483,444

DTE Energy Co., Series F, Sr. Unsecured, 3.85%, 12/01/23	305,000	306,993

Entergy Arkansas, Inc., 1st Mortgage, 4.95%, 12/15/44	1,000,000	1,016,236

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	1,300,000	1,339,781

ANNUAL REPORT / April 30, 2018

21	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

FirstEnergy Corp., Sr. Unsecured, 3.90%, 7/15/27	$800,000	$781,538

FirstEnergy Transmission LLC, Sr. Unsecured, 4.35%, 1/15/25Ω	2,250,000	2,291,230

System Energy Resources, Inc., 1st Mortgage, 4.10%, 4/01/23	500,000	503,777

TOTAL ELECTRIC		$10,790,378

ELECTRONICS – 0.4%

Corning, Inc., Sr. Unsecured, 1.50%, 5/08/18	2,000,000	1,999,693

ENVIRONMENTAL CONTROL – 0.5%

Waste Management, Inc., Company Guaranteed, 3.50%, 5/15/24	1,255,000	1,246,294

Waste Management, Inc., Company Guaranteed, 4.10%, 3/01/45	1,520,000	1,511,763

TOTAL ENVIRONMENTAL CONTROL		$2,758,057

FOOD – 0.1%

Kraft Heinz Foods Co., Company Guaranteed, 5.20%, 7/15/45	500,000	496,839

FOOD & STAPLES RETAILING – 0.7%

Kroger Co. (The), Sr. Unsecured, 2.95%, 11/01/21	1,750,000	1,723,739

Kroger Co. (The), Sr. Unsecured, 2.80%, 8/01/22	2,060,000	1,993,290

TOTAL FOOD & STAPLES RETAILING		$3,717,029

FOREST PRODUCTS & PAPER – 0.6%

International Paper Co., Sr. Unsecured, 4.75%, 2/15/22	1,665,000	1,731,594

International Paper Co., Sr. Unsecured, 4.40%, 8/15/47	1,500,000	1,374,933

TOTAL FOREST PRODUCTS & PAPER		$3,106,527

HEALTH CARE EQUIPMENT & SUPPLIES – 1.3%

Abbott Laboratories, Sr. Unsecured, 2.35%, 11/22/19	803,000	796,190

Becton Dickinson & Co., Sr. Unsecured, 3.70%, 6/06/27	3,000,000	2,845,122

Thermo Fisher Scientific, Inc., Sr. Unsecured, 4.70%, 5/01/20	1,000,000	1,030,344

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	1,100,000	1,091,499

Zimmer Biomet Holdings, Inc., Sr. Unsecured, (3 month USD LIBOR + 0.75%), 2.93%, 3/19/21Δ	1,000,000	1,003,218

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$6,766,373

HEALTH CARE PROVIDERS & SERVICES – 1.6%

Anthem, Inc., Sr. Unsecured, 2.30%, 7/15/18	2,500,000	2,499,346

Anthem, Inc., Sr. Unsecured, 3.65%, 12/01/27	1,650,000	1,570,908

Cardinal Health, Inc., Sr. Unsecured, 3.08%, 6/15/24	2,080,000	1,966,158

Description	Par Value	Value

Cardinal Health, Inc., Sr. Unsecured, 4.50%, 11/15/44	$650,000	$625,306

UnitedHealth Group, Inc., Sr. Unsecured, 2.95%, 10/15/27	1,350,000	1,262,195

UnitedHealth Group, Inc., Sr. Unsecured, 3.95%, 10/15/42	290,000	278,282

TOTAL HEALTH CARE PROVIDERS & SERVICES		$8,202,195

HOME FURNISHINGS – 0.3%

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,558,661

HOUSEHOLD PRODUCTS – 0.2%

Church & Dwight Co., Inc., Sr. Unsecured, 3.95%, 8/01/47	870,000	782,972

INSURANCE – 2.5%

American International Group, Inc., Sr. Unsecured, 4.20%, 4/01/28	1,000,000	992,594

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	1,450,000	1,473,100

CNA Financial Corp., Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,066,540

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	950,000	946,576

Lincoln National Corp., Sr. Unsecured, 4.20%, 3/15/22#	1,000,000	1,024,591

Lincoln National Corp., Sr. Unsecured, 3.63%, 12/12/26	1,380,000	1,334,183

MetLife, Inc., Series A, Sr. Unsecured, 6.82%, 8/15/18	3,000,000	3,040,080

Principal Financial Group, Inc., Company Guaranteed, 3.30%, 9/15/22	250,000	248,046

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,033,251

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	1,715,000	1,725,263

TOTAL INSURANCE		$12,884,224

MEDIA – 1.2%

21st Century Fox America, Inc., Company Guaranteed, 4.75%, 11/15/46	1,000,000	1,056,627

CBS Corp., Company Guaranteed, 4.60%, 1/15/45	1,100,000	1,044,589

Charter Communications Operating LLC, Sr. Secured, 3.58%, 7/23/20	1,500,000	1,504,342

Discovery Communications LLC, Company Guaranteed, 3.95%, 3/20/28	1,000,000	950,762

Time Warner, Inc., Company Guaranteed, 4.85%, 7/15/45	1,190,000	1,163,311

Walt Disney Co. (The), Sr. Unsecured, GMTN, 4.13%, 6/01/44#	565,000	572,568

TOTAL MEDIA		$6,292,199

METALS & MINING – 0.2%

Barrick Gold Corp., Sr. Unsecured, 5.25%, 4/01/42	1,000,000	1,075,437

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	22

Description	Par Value	Value

MISCELLANEOUS MANUFACTURING – 0.5%

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	$1,135,000	$1,123,244

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	480,000	482,824

Textron, Inc.,
Sr. Unsecured, 3.88%, 3/01/25	750,000	742,895

TOTAL MISCELLANEOUS MANUFACTURING		$2,348,963

OIL & GAS – 2.9%

Canadian Natural Resources Ltd.,
Sr. Unsecured, GMTN, 4.95%, 6/01/47	1,000,000	1,035,473

Chevron Corp.,
Sr. Unsecured, 1.72%, 6/24/18	2,000,000	1,998,423

Exxon Mobil Corp.,
Sr. Unsecured, 1.82%, 3/15/19	925,000	920,313

Marathon Oil Corp.,
Sr. Unsecured, 4.40%, 7/15/27	1,500,000	1,510,724

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	745,000	736,260

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	1,450,000	1,507,682

Schlumberger Holdings Corp.,
Sr. Unsecured, 3.63%, 12/21/22Ω	1,500,000	1,505,435

Sempra Energy,
Sr. Unsecured, 2.85%, 11/15/20	2,870,000	2,838,733

Sempra Energy,
Sr. Unsecured, 2.90%, 2/01/23	760,000	738,597

Southern Co. Gas Capital Corp.,
Company Guaranteed, 3.95%, 10/01/46	1,425,000	1,309,976

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	563,000	589,344

TOTAL OIL & GAS		$14,690,960

PHARMACEUTICALS – 1.4%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	1,485,000	1,466,959

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	460,000	437,895

CVS Health Corp.,
Sr. Unsecured, 5.05%, 3/25/48	1,510,000	1,535,367

Express Scripts Holding Co.,
Company Guaranteed, 4.80%, 7/15/46	2,000,000	1,947,596

Medco Health Solutions, Inc.,
Sr. Unsecured, 4.13%, 9/15/20	940,000	955,766

Zoetis, Inc.,
Sr. Unsecured, 3.95%, 9/12/47	1,005,000	939,722

TOTAL PHARMACEUTICALS		$7,283,305

PIPELINES – 3.2%

Energy Transfer Partners LP,
Company Guaranteed, 2.50%, 6/15/18	1,000,000	999,964

Energy Transfer Partners LP,
Company Guaranteed, 3.60%, 2/01/23	870,000	851,914

Energy Transfer Partners LP,
Company Guaranteed, 5.30%, 4/15/47	2,250,000	2,108,082

Description	Par Value	Value

Enterprise Products Operating LLC,
Company Guaranteed, 2.80%, 2/15/21	$1,075,000	$1,060,816

Enterprise Products Operating LLC,
Company Guaranteed, 4.95%, 10/15/54	500,000	512,181

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19	1,965,000	1,960,613

Kinder Morgan Energy Partners LP,
Company Guaranteed, 5.40%, 9/01/44	1,000,000	996,698

Kinder Morgan, Inc.,
Company Guaranteed, 5.20%, 3/01/48	2,040,000	2,006,058

MPLX LP,
Sr. Unsecured, 4.70%, 4/15/48	1,000,000	947,324

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	1,000,000	1,144,063

Spectra Energy Partners LP,
Sr. Unsecured, 2.95%, 9/25/18	2,000,000	2,002,895

Spectra Energy Partners LP,
Sr. Unsecured, 3.50%, 3/15/25	670,000	635,538

Spectra Energy Partners LP,
Sr. Unsecured, 4.50%, 3/15/45	1,125,000	1,055,986

TOTAL PIPELINES		$16,282,132

REAL ESTATE INVESTMENT TRUSTS – 3.0%

American Tower Corp.,
Sr. Unsecured, 3.40%, 2/15/19	2,000,000	2,007,796

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	415,000	436,030

American Tower Corp.,
Sr. Unsecured, 3.13%, 1/15/27	1,000,000	906,946

AvalonBay Communities, Inc.,
Sr. Unsecured, GMTN, 3.63%, 10/01/20	1,145,000	1,155,638

AvalonBay Communities, Inc.,
Sr. Unsecured, MTN, 3.35%, 5/15/27	1,420,000	1,359,485

Digital Realty Trust LP,
Company Guaranteed, 3.40%, 10/01/20	2,115,000	2,121,241

Digital Realty Trust LP,
Company Guaranteed, 3.63%, 10/01/22	1,100,000	1,094,481

HCP, Inc.,
Sr. Unsecured, 2.63%, 2/01/20	1,000,000	987,919

HCP, Inc.,
Sr. Unsecured, 4.00%, 12/01/22	2,000,000	2,012,537

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	450,000	449,545

Health Care REIT, Inc.,
Sr. Unsecured, 5.25%, 1/15/22	250,000	262,231

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	695,000	684,834

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	915,000	889,324

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.63%, 1/15/28	800,000	746,927

TOTAL REAL ESTATE INVESTMENT TRUSTS		$15,114,934

RETAIL – 0.6%

CVS Health Corp.,
Sr. Unsecured, 1.90%, 7/20/18	2,000,000	1,997,902

ANNUAL REPORT / April 30, 2018

23	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Nordstrom, Inc.,
Sr. Unsecured, 5.00%, 1/15/44	$1,000,000	$909,669

TOTAL RETAIL		$2,907,571

SEMICONDUCTORS – 0.2%

QUALCOMM, Inc.,
Sr. Unsecured, 3.25%, 5/20/27	1,000,000	918,814

SOFTWARE – 0.8%

Microsoft Corp.,
Sr. Unsecured, 4.75%, 11/03/55	1,000,000	1,117,015

Oracle Corp.,
Sr. Unsecured, 4.30%, 7/08/34	1,730,000	1,793,745

Oracle Corp.,
Sr. Unsecured, 4.00%, 7/15/46	1,300,000	1,249,221

TOTAL SOFTWARE		$4,159,981

TELECOMMUNICATIONS – 1.4%

AT&T, Inc.,
Sr. Unsecured, 2.38%, 11/27/18	2,000,000	1,999,319

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	845,000	808,753

AT&T, Inc.,
Sr. Unsecured, 5.15%, 2/14/50	1,000,000	1,011,500

Cisco Systems, Inc.,
Sr. Unsecured, (3 month USD LIBOR + 0.34%), 2.54%, 9/20/19Δ	1,600,000	1,606,911

Verizon Communications, Inc.,
Sr. Unsecured, 4.86%, 8/21/46	2,000,000	1,963,257

TOTAL TELECOMMUNICATIONS		$7,389,740

TRANSPORTATION – 1.1%

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45	685,000	636,422

FedEx Corp.,
Company Guaranteed, 4.05%, 2/15/48	500,000	456,266

Norfolk Southern Corp.,
Sr. Unsecured, 5.90%, 6/15/19	250,000	257,798

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.45%, 9/03/19	2,450,000	2,434,300

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	980,000	938,291

Union Pacific Corp.,
Sr. Unsecured, 4.38%, 11/15/65	1,000,000	958,644

TOTAL TRANSPORTATION		$5,681,721

TRUCKING & LEASING – 0.6%

GATX Corp.,
Sr. Unsecured, 3.25%, 9/15/26	1,065,000	980,384

GATX Corp.,
Sr. Unsecured, 3.85%, 3/30/27	1,500,000	1,443,498

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44#	640,000	681,062

TOTAL TRUCKING & LEASING		$3,104,944

TOTAL CORPORATE BONDS (COST $231,453,886)		$228,115,894

Description	Par Value	Value

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

American Airlines 2011-1, Series A, Pass-Through Certificates, 5.25%, 1/31/21	$235,153	$242,335

Continental Airlines 2009-2, Series A, Pass-Through Certificates, 7.25%, 11/10/19	157,524	165,794

Delta Air Lines, 2007-1, Series A, Pass-Through Certificates, 6.82%, 8/10/22	233,148	255,879

Delta Air Lines, 2009-1, Series A, Pass-Through Certificates, 7.75%, 12/17/19	151,353	159,534

TOTAL AIRLINES		$823,542

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $777,178)		$823,542

GOVERNMENT AGENCIES – 1.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.7%

1.25%, 10/02/19	1,300,000	1,278,298

1.75%, 5/30/19#	2,000,000	1,987,942

2.38%, 1/13/22	125,000	123,171

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,389,411

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

6.25%, 5/15/29	750,000	955,943

7.25%, 5/15/30	400,000	556,195

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,512,138

TOTAL GOVERNMENT AGENCIES (COST $4,768,772)		$4,901,549

MORTGAGE-BACKED SECURITIES – 18.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 8.6%

Pool B17616, 5.50%, 1/01/20	31,809	31,931

Pool G12709, 5.00%, 7/01/22	33,377	33,940

Pool C00478, 8.50%, 9/01/26	12,507	14,507

Pool E09010, 2.50%, 9/01/27	900,658	884,811

Pool G18497, 3.00%, 1/01/29	113,296	113,179

Pool C01272, 6.00%, 12/01/31	24,212	26,883

Pool A13990, 4.50%, 10/01/33	29,588	31,030

Pool G01625, 5.00%, 11/01/33	32,048	34,328

Pool G08097, 6.50%, 11/01/35	14,647	16,527

Pool G02296, 5.00%, 6/01/36	170,943	183,517

Pool G02390, 6.00%, 9/01/36	5,621	6,281

Pool G05317, 5.00%, 4/01/37	676,971	726,794

Pool G03703, 5.50%, 12/01/37	17,664	19,294

Pool G04776, 5.50%, 7/01/38	55,742	60,878

Pool G05500, 5.00%, 5/01/39	589,938	633,056

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	24

Description	Par Value	Value

Pool A93415, 4.00%, 8/01/40	$1,513,440	$1,548,209

Pool A93505, 4.50%, 8/01/40	1,170,035	1,229,251

Pool A93996, 4.50%, 9/01/40	919,035	965,474

Pool G06222, 4.00%, 1/01/41	1,685,565	1,724,505

Pool A97047, 4.50%, 2/01/41	910,076	956,128

Pool G06956, 4.50%, 8/01/41	910,647	956,805

Pool C03750, 3.50%, 2/01/42	354,747	355,455

Pool C03849, 3.50%, 4/01/42	180,166	179,220

Pool Q08305, 3.50%, 5/01/42	1,022,518	1,019,047

Pool C04305, 3.00%, 11/01/42	2,752,437	2,656,230

Pool C09020, 3.50%, 11/01/42	2,555,525	2,560,627

Pool G07266, 4.00%, 12/01/42	2,246,898	2,291,012

Pool C04444, 3.00%, 1/01/43	100,698	97,955

Pool C09029, 3.00%, 3/01/43	458,490	446,005

Pool G08534, 3.00%, 6/01/43	573,920	558,294

Pool Q19476, 3.50%, 6/01/43	1,047,851	1,049,136

Pool C09044, 3.50%, 7/01/43	1,217,492	1,218,984

Pool G07889, 3.50%, 8/01/43	1,124,713	1,117,427

Pool G07624, 4.00%, 12/01/43	1,039,806	1,065,431

Pool G60038, 3.50%, 1/01/44	5,464,917	5,475,834

Pool G07680, 4.00%, 4/01/44	1,708,432	1,750,452

Pool G07943, 4.50%, 8/01/44	127,351	132,614

Pool G08607, 4.50%, 9/01/44	783,231	815,694

Pool Q36970, 4.00%, 10/01/45	535,298	546,422

Pool G60384, 4.50%, 12/01/45	87,219	90,988

Pool Q39438, 4.00%, 3/01/46	3,971,876	4,054,269

Pool Q39644, 3.50%, 3/01/46	4,938,610	4,916,482

Pool G08705, 3.00%, 5/01/46	337,766	326,875

Pool G08708, 4.50%, 5/01/46	661,782	688,954

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$43,610,735

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 10.3%

Pool 254759, 4.50%, 6/01/18	556	556

Pool 254833, 4.50%, 8/01/18	354	354

Pool 975207, 5.00%, 3/01/23	36,753	37,358

Pool AE2520, 3.00%, 1/01/26	408,774	406,146

Pool 329794, 7.00%, 2/01/26	18,428	19,681

Pool 256639, 5.00%, 2/01/27	12,989	13,830

Pool 256752, 6.00%, 6/01/27	20,347	22,560

Pool 402255, 6.50%, 12/01/27	1,300	1,332

Pool AB8997, 2.50%, 4/01/28	193,918	188,736

Pool AS4480, 2.50%, 2/01/30	1,198,781	1,170,810

Pool AS7462, 2.50%, 6/01/31	466,940	454,451

Pool 254007, 6.50%, 10/01/31	13,250	14,799

Pool 638023, 6.50%, 4/01/32	52,603	56,826

Pool 642345, 6.50%, 5/01/32	49,579	56,175

Pool 651292, 6.50%, 7/01/32	66,082	68,858

Description	Par Value	Value

Pool 686398, 6.00%, 3/01/33	$149,368	$162,058

Pool 745412, 5.50%, 12/01/35	22,409	24,487

Pool 888789, 5.00%, 7/01/36	245,085	263,220

Pool 256515, 6.50%, 12/01/36	14,894	16,642

Pool AE0217, 4.50%, 8/01/40	144,219	151,464

Pool AB1796, 3.50%, 11/01/40	913,324	915,429

Pool AH5583, 4.50%, 2/01/41	417,867	438,863

Pool 890551, 4.50%, 8/01/41	85,724	90,032

Pool AL0658, 4.50%, 8/01/41	498,153	523,189

Pool AL1319, 4.50%, 10/01/41	935,627	975,929

Pool AL6302, 4.50%, 10/01/41	869,636	913,424

Pool AX5302, 4.00%, 1/01/42	1,460,205	1,499,018

Pool AK4523, 4.00%, 3/01/42	1,647,097	1,680,978

Pool AL2034, 4.50%, 4/01/42	196,863	206,731

Pool AB7936, 3.00%, 2/01/43	1,745,042	1,683,674

Pool AL3761, 4.50%, 2/01/43	317,419	333,146

Pool MA1458, 3.00%, 6/01/43	526,498	511,895

Pool AT7899, 3.50%, 7/01/43	3,189,571	3,168,836

Pool AS0302, 3.00%, 8/01/43	4,753,904	4,621,932

Pool AU4279, 3.00%, 9/01/43	921,658	896,087

Pool AL5537, 4.50%, 4/01/44	403,495	423,788

Pool AS3155, 4.00%, 8/01/44	108,225	110,262

Pool AX0833, 3.50%, 9/01/44	1,010,983	1,005,981

Pool AL6325, 3.00%, 10/01/44	3,065,014	2,979,989

Pool AS5136, 4.00%, 6/01/45	449,981	459,213

Pool AZ7362, 4.00%, 11/01/45	1,216,974	1,239,831

Pool AZ9565, 3.50%, 12/01/45	1,997,242	1,984,877

Pool BC0326, 3.50%, 12/01/45	1,577,460	1,566,719

Pool BC0245, 3.00%, 2/01/46	855,515	825,945

Pool BC0830, 3.00%, 4/01/46	1,276,706	1,232,539

Pool AS7568, 4.50%, 7/01/46	259,588	270,784

Pool MA2771, 3.00%, 10/01/46	516,102	497,912

Pool AS8276, 3.00%, 11/01/46	1,745,644	1,684,126

Pool BC9003, 3.00%, 11/01/46	1,557,677	1,502,772

Pool BE3767, 3.50%, 7/01/47	2,167,857	2,153,031

Pool BH2618, 3.50%, 8/01/47	622,221	617,967

Pool MA3088, 4.00%, 8/01/47	2,321,723	2,365,603

Pool BH4010, 4.50%, 9/01/47	2,032,235	2,120,657

Pool BJ0639, 4.00%, 3/01/48	846,720	862,937

Pool TBA, 5.00%, 5/01/48	6,700,000	7,111,422

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$52,605,861

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**

Pool 354677, 7.50%, 10/15/23	13,329	15,384

Pool 354713, 7.50%, 12/15/23	11,474	13,173

Pool 354765, 7.00%, 2/15/24	22,811	24,534

ANNUAL REPORT / April 30, 2018

25	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool 354827, 7.00%, 5/15/24	$17,576	$18,462

Pool 360869, 7.50%, 5/15/24	18,343	18,861

Pool 385623, 7.00%, 5/15/24	24,158	25,988

Pool 2077, 7.00%, 9/20/25	6,982	7,571

Pool 503405, 6.50%, 4/15/29	19,836	21,208

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$145,181

TOTAL MORTGAGE-BACKED SECURITIES (COST $99,918,585)		$96,361,777

U.S. TREASURY – 31.4%

U.S. TREASURY BONDS – 4.8%

2.50%, 2/15/45	2,135,000	1,897,929

2.50%, 2/15/46	280,000	247,991

2.88%, 8/15/45	300,000	286,895

3.00%, 5/15/42	500,000	492,917

3.00%, 11/15/44	2,000,000	1,961,382

3.00%, 5/15/45	2,000,000	1,960,137

3.00%, 11/15/45	765,000	749,396

3.00%, 2/15/47	1,098,000	1,074,409

3.00%, 5/15/47	1,695,000	1,657,789

3.13%, 8/15/44	6,637,000	6,659,227

3.63%, 2/15/44	2,106,000	2,300,310

3.63%, 8/15/43	881,000	961,732

3.75%, 11/15/43	365,000	406,605

5.25%, 2/15/29#	500,000	605,676

5.38%, 2/15/31	600,000	753,089

6.25%, 5/15/30	500,000	665,541

6.38%, 8/15/27#	450,000	575,613

8.88%, 2/15/19#	1,130,000	1,188,488

TOTAL U.S. TREASURY BONDS		$24,445,126

U.S. TREASURY NOTES – 26.6%

1.13%, 6/15/18#	1,000,000	999,299

1.25%, 10/31/18#	2,085,000	2,076,907

1.25%, 1/31/19	250,000	248,251

1.38%, 3/31/20	3,300,000	3,232,240

1.38%, 6/30/18	5,300,000	5,295,903

1.38%, 9/30/18	1,240,000	1,236,925

1.38%, 2/28/19	2,500,000	2,482,133

1.50%, 12/31/18	2,486,000	2,475,594

1.50%, 1/31/19	9,400,000	9,351,878

1.50%, 5/31/19#	535,000	530,431

1.50%, 11/30/19	1,145,000	1,128,628

1.63%, 3/31/19#	820,000	815,296

1.63%, 11/30/20	1,710,000	1,669,010

1.63%, 5/31/23	12,400,000	11,707,787

1.63%, 2/15/26	3,000,000	2,727,680

Description	Par Value	Value

1.63%, 5/15/26	$4,695,000	$4,255,634

1.63%, 8/15/22	6,000,000	5,726,838

1.63%, 11/15/22	1,928,000	1,834,209

1.75%, 9/30/19	5,700,000	5,647,845

1.75%, 3/31/22	5,000,000	4,818,646

1.75%, 5/15/22	380,000	365,785

1.75%, 5/15/23	2,000,000	1,901,477

1.88%, 6/30/20	5,845,000	5,764,173

2.00%, 11/15/21	1,000,000	976,687

2.00%, 4/30/24	10,195,000	9,710,502

2.00%, 2/15/25	4,655,000	4,396,028

2.00%, 8/15/25	295,000	277,162

2.00%, 11/15/26	4,180,000	3,882,927

2.13%, 6/30/22	6,615,000	6,455,431

2.13%, 5/15/25	2,500,000	2,374,603

2.13%, 8/15/21	3,750,000	3,683,639

2.25%, 7/31/18	500,000	500,475

2.25%, 7/31/21	6,600,000	6,512,072

2.25%, 11/15/25	230,000	219,472

2.38%, 8/15/24	5,600,000	5,436,287

2.50%, 3/31/23#	7,000,000	6,906,730

2.50%, 8/15/23	200,000	196,899

2.63%, 11/15/20#	500,000	500,436

2.75%, 2/15/28	6,000,000	5,900,006

3.13%, 5/15/19	750,000	756,249

3.63%, 2/15/20	750,000	765,066

4.00%, 8/15/18	500,000	502,976

TOTAL U.S. TREASURY NOTES		$136,246,216

TOTAL U.S. TREASURY (COST $164,472,049)		$160,691,342

	Number of Shares

MONEY MARKET FUND – 1.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%^	4,978,823	$4,978,823

TOTAL MONEY MARKET FUND
(COST $4,978,823)		$4,978,823

TOTAL INVESTMENTS IN SECURITIES – 100.7%
(COST $525,158,763)		$514,458,872

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	26

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.9%

REPURCHASE AGREEMENTS – 3.9%

Barclays Capital, Inc., 1.71%, dated 4/30/18, due 5/01/18, repurchase price $977,187, collateralized by U.S. Treasury Securities, 0.00% to 3.00%, maturing 7/31/19 to 9/09/49; total market value of $996,684	$977,141	$977,141

Daiwa Capital Markets America, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $3,772,714, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 12/01/51; total market value of $3,847,985	3,772,534	3,772,534

HSBC Securities USA, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $3,772,714, collateralized by U.S. Government Securities, 2.50% to 6.50%, maturing 3/01/22 to 4/01/48; total market value of $3,847,987	3,772,534	3,772,534

NBC Global Finance Ltd., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $3,772,716, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 6/30/19 to 9/09/49; total market value of $3,847,976	3,772,534	3,772,534

Nomura Securities International, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $3,772,716, collateralized by U.S. Government Securities, 0.00% to 10.50%, maturing 5/01/18 to 3/20/68; total market value of $3,847,984	3,772,534	3,772,534

Description	Par Value	Value

RBC Dominion Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $3,772,714, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 10/31/18 to 9/09/49; total market value of $3,847,985.	$3,772,534	$3,772,534

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $19,839,811)		$19,839,811

TOTAL INVESTMENTS – 104.6% (COST $544,998,574)		$534,298,683

COLLATERAL FOR SECURITIES ON LOAN – (3.9%)		(19,839,811)

OTHER LIABILITIES LESS ASSETS – (0.7%)		(3,445,370)

TOTAL NET ASSETS – 100.0%		$511,013,502

Cost of investments for Federal income tax purposes is $544,998,574. The net unrealized appreciation/(depreciation) of investments was $(10,699,891). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,991,665 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(13,691,556).

ANNUAL REPORT / April 30, 2018

27	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Security	$—	$403,402	$—	$403,402

Collateralized Mortgage Obligations	—	3,187,296	—	3,187,296

Commercial Paper	—	14,995,247	—	14,995,247

Corporate Bonds	—	228,115,894	—	228,115,894

Enhanced Equipment Trust Certificates	—	823,542	—	823,542

Government Agencies	—	4,901,549	—	4,901,549

Mortgage-Backed Securities	—	96,361,777	—	96,361,777

U.S. Treasury	—	160,691,342	—	160,691,342

Money Market Fund	4,978,823	—	—	4,978,823

Repurchase Agreements	—	19,839,811	—	19,839,811

Total	$4,978,823	$529,319,860	$—	$534,298,683

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

◆	The rate shown reflects the effective yield at purchase date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2018, these liquid restricted securities amounted to $9,684,077 representing 1.90% of total net assets.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

**	Represents less than 0.05%

The following acronyms are used throughout this Fund:		LLC	Limited Liability Corporation
BKNT	Bank Note	LP	Limited Partnership
FHLMC	Federal Home Loan Mortgage Corporation	MTN	Medium Term Note
FNMA	Federal National Mortgage Association	NA	National Association
GMTN	Global Medium Term Note	PLC	Public Limited Company
GNMA	Government National Mortgage Association	REIT	Real Estate Investment Trust
LIBOR	London Interbank Offered Rate	TBA	To Be Announced Security

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

28

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	59.7%
U.S. Treasury	31.3%
Government Agencies	3.1%
Commercial Paper	2.4%
Mortgage-Backed Securities	1.3%
Adjustable Rate Mortgage[4]	0.0%
Cash Equivalents[1]	3.1%
Other Assets and Liabilities – Net[2]	(0.9)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	4.4%
U.S. Treasury	31.3%
AAA / Aaa	0.6%
AA / Aa	1.5%
A / A	13.9%
BBB / Baa	41.1%
BB / Ba	2.6%
Not Rated	5.5%
Other Assets and Liabilities – Net[2]	(0.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 612514, (12 month USD LIBOR + 1.72%), 3.59%, 5/01/33Δ	$21,318	$22,304

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $21,288)		$22,304

COMMERCIAL PAPER – 2.4%t

COMMERCIAL PAPER – 2.4%

McCormick & Co., 2.19%, 5/01/18	1,000,000	999,941

UnitedHealth Group, Inc., 1.93%, 5/01/18	1,000,000	999,948
TOTAL COMMERCIAL PAPER
(COST $2,000,000)		$1,999,889

Description	Par Value	Value

CORPORATE BONDS – 59.7%

AEROSPACE & DEFENSE – 1.8%

L3 Technologies, Inc.,
Company Guaranteed, 4.75%, 7/15/20	$750,000	$771,906

Lockheed Martin Corp.,
Sr. Unsecured, 3.10%, 1/15/23	500,000	493,756

Rockwell Collins, Inc.,
Sr. Unsecured, 1.95%, 7/15/19	150,000	148,166

United Technologies Corp.,
Sr. Unsecured, 1.50%, 11/01/19	150,000	147,093

TOTAL AEROSPACE & DEFENSE		$1,560,921

AUTO MANUFACTURERS – 0.3%

General Motors Co.,
Sr. Unsecured, 3.50%, 10/02/18	220,000	220,805

ANNUAL REPORT / April 30, 2018

29	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

AUTOMOTIVE – 2.3%

Ford Motor Credit Co. LLC,
Series 1, Sr. Unsecured, (3 month USD
LIBOR + 0.83%), 2.90%, 3/12/19Δ	$1,000,000	$1,003,224

General Motors Financial Co., Inc.,
Company Guaranteed, 2.40%, 5/09/19	700,000	696,230

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, (3 month USD LIBOR + 0.37%), 2.44%, 3/12/20Δ	250,000	251,240

TOTAL AUTOMOTIVE		$1,950,694

BEVERAGES – 0.3%

PepsiCo, Inc.,
Sr. Unsecured, 2.38%, 10/06/26	250,000	228,001

BIOTECHNOLOGY – 1.9%

Amgen, Inc.,
Sr. Unsecured, 2.13%, 5/01/20	500,000	490,810

Amgen, Inc.,
Sr. Unsecured, 2.20%, 5/11/20	270,000	265,364

Amgen, Inc.,
Sr. Unsecured, 2.25%, 8/19/23	225,000	210,476

Celgene Corp.,
Sr. Unsecured, 2.25%, 5/15/19	430,000	427,204

Celgene Corp.,
Sr. Unsecured, 2.75%, 2/15/23	260,000	248,820

TOTAL BIOTECHNOLOGY		$1,642,674

BUILDING PRODUCTS – 0.5%

Johnson Controls International PLC,
(Current rate until maturity), Sr. Unsecured, 3.63%, 7/02/24ÿ	400,000	396,164

CAPITAL MARKETS – 4.3%

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, 2.60%, 8/17/20	475,000	471,618

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, (3 month USD LIBOR + 0.63%), 2.66%, 5/16/23Δ	400,000	386,298

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, 2.80%, 5/04/26	300,000	279,767

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 month USD LIBOR + 1.16%), 3.52%, 4/23/20Δ	500,000	507,825

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	210,000	200,063

Morgan Stanley,
Sr. Unsecured, 2.50%, 1/24/19	325,000	324,691

Morgan Stanley,
Sr. Unsecured, 3.63%, 1/20/27	500,000	482,563

Morgan Stanley,
Sr. Unsecured, GMTN, (3 month USD LIBOR + 0.55%), 2.29%, 2/10/21Δ	240,000	240,709

State Street Corp.,
Subordinated, 3.10%, 5/15/23	250,000	246,278

Description	Par Value	Value

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	$450,000	$442,636

TOTAL CAPITAL MARKETS		$3,582,448

COMMERCIAL BANKS – 5.0%

BB&T Corp.,

Sr. Unsecured, MTN, (3 month USD LIBOR +	345,000	348,575
0.65%), 2.96%, 4/01/22Δ

Branch Banking & Trust Co.,
Subordinated, 3.63%, 9/16/25	500,000	493,232

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	500,000	508,635

Fifth Third Bank,
Sr. Unsecured, BKNT, 1.63%, 9/27/19	500,000	491,161

Huntington National Bank (The),
Sr. Unsecured, 2.40%, 4/01/20	350,000	345,350

KeyBank NA,
Sr. Unsecured, 1.70%, 6/01/18	500,000	499,672

KeyCorp,
Sr. Unsecured, MTN, 2.90%, 9/15/20	250,000	248,551

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	420,000	421,900

SunTrust Banks, Inc.,
Sr. Unsecured, 2.50%, 5/01/19	250,000	249,477

SunTrust Banks, Inc.,
Sr. Unsecured, 2.70%, 1/27/22	250,000	243,308

Toronto-Dominion Bank (The),
Sr. Unsecured, MTN, 2.13%, 4/07/21	370,000	359,259

TOTAL COMMERCIAL BANKS		$4,209,120

COMMERCIAL SERVICES & SUPPLIES – 1.2%

Total System Services, Inc.,
Sr. Unsecured, 2.38%, 6/01/18	450,000	449,854

Total System Services, Inc.,
Sr. Unsecured, 3.80%, 4/01/21	525,000	528,174

TOTAL COMMERCIAL SERVICES & SUPPLIES		$978,028

COMPUTERS – 0.9%

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 2.10%, 10/04/19Ω	750,000	739,420

CONSUMER FINANCE – 1.9%

American Express Co.,
Sr. Unsecured, (3 month USD LIBOR +	500,000	500,043
0.59%), 2.49%, 5/22/18Δ

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	260,000	255,727

Capital One Financial Corp.,
Sr. Unsecured, 2.45%, 4/24/19	100,000	99,741

Capital One Financial Corp.,
Sr. Unsecured, 2.40%, 10/30/20	170,000	166,007

Capital One Financial Corp.,
Sr. Unsecured, (3 month USD LIBOR +	250,000	251,845
0.95%), 3.01%, 3/09/22Δ

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	30

Description	Par Value	Value

Capital One NA,
Sr. Unsecured, (3 month USD LIBOR +	$300,000	$302,044
0.77%), 2.85%, 9/13/19Δ

TOTAL CONSUMER FINANCE		$1,575,407

DIVERSIFIED FINANCIAL SERVICES – 5.7%

American Honda Finance Corp.,
Sr. Unsecured, MTN, 1.20%, 7/12/19	120,000	117,773

Bank of America Corp.,
Sr. Unsecured, MTN, (3 month USD LIBOR +	350,000	342,176
0.63%), 2.33%, 10/01/21Δ

Bank of America Corp.,
Sr. Unsecured, MTN, 2.50%, 10/21/22	415,000	397,033

Bank of America Corp.,
Sr. Unsecured, MTN, 4.13%, 1/22/24	250,000	255,822

Bank of Montreal,
Sr. Unsecured, MTN, 1.50%, 7/18/19	250,000	246,227

Bank of Montreal,
Sr. Unsecured, MTN, 1.90%, 8/27/21#	430,000	411,655

Berkshire Hathaway, Inc.,
Sr. Unsecured, 2.75%, 3/15/23	175,000	170,477

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	300,000	310,422

Canadian Imperial Bank of Commerce,
Sr. Unsecured, BKNT, 2.10%, 10/05/20	255,000	248,910

Charles Schwab Corp. (The),
Sr. Unsecured, 3.20%, 3/02/27	665,000	635,330

Citigroup, Inc.,
Sr. Unsecured, 2.45%, 1/10/20	450,000	445,798

Citigroup, Inc.,
Sr. Unsecured, 2.75%, 4/25/22	250,000	243,186

HSBC USA, Inc.,
Sr. Unsecured, 2.00%, 8/07/18	220,000	219,813

JPMorgan Chase & Co.,
Sr. Unsecured, 2.55%, 10/29/20	250,000	246,494

Westpac Banking Corp.,
Sr. Unsecured, 4.88%, 11/19/19	250,000	257,255

Westpac Banking Corp.,
Sr. Unsecured, 3.40%, 1/25/28	240,000	229,439

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,777,810

ELECTRIC – 4.8%

Duke Energy Indiana LLC, 1st Mortgage, 3.75%, 7/15/20	670,000	681,386

Entergy Corp.,
Sr. Unsecured, 2.95%, 9/01/26	505,000	464,539

Exelon Corp.,
Sr. Unsecured, 2.45%, 4/15/21	500,000	485,272

Exelon Generation Co. LLC,
Sr. Unsecured, 2.95%, 1/15/20	700,000	697,665

FirstEnergy Corp.,
Series B, Sr. Unsecured, 3.90%, 7/15/27	200,000	195,385

FirstEnergy Transmission LLC,
Sr. Unsecured, 4.35%, 1/15/25Ω	750,000	763,743

Southern Co. (The),
Sr. Unsecured, 2.35%, 7/01/21	500,000	485,852

Description	Par Value	Value

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	$300,000	$295,595

TOTAL ELECTRIC		$4,069,437

ENVIRONMENTAL CONTROL – 0.2%

Waste Management, Inc.,
Company Guaranteed, 2.40%, 5/15/23	160,000	151,236

FOOD & STAPLES RETAILING – 0.9%

General Mills, Inc.,
Sr. Unsecured, 3.70%, 10/17/23	240,000	239,893

Kroger Co. (The),
Sr. Unsecured, 2.30%, 1/15/19	250,000	249,111

Kroger Co. (The),
Sr. Unsecured, 2.95%, 11/01/21	250,000	246,248

TOTAL FOOD & STAPLES RETAILING		$735,252

HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%

Abbott Laboratories,
Sr. Unsecured, 2.35%, 11/22/19	284,000	281,592

Medtronic Global Holdings SCA,
Company Guaranteed, 1.70%, 3/28/19	400,000	396,798

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 4.70%, 5/01/20	500,000	515,172

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,193,562

HEALTH CARE PROVIDERS & SERVICES – 3.4%

Aetna, Inc.,
Sr. Unsecured, 1.70%, 6/07/18	175,000	174,895

Anthem, Inc.,
Sr. Unsecured, 2.30%, 7/15/18	500,000	499,869

Anthem, Inc.,
Sr. Unsecured, 3.65%, 12/01/27	235,000	223,735

Cardinal Health, Inc.,
Sr. Unsecured, 1.95%, 6/14/19	180,000	177,931

Cardinal Health, Inc.,
Sr. Unsecured, 3.20%, 3/15/23	350,000	342,123

Cardinal Health, Inc.,
Sr. Unsecured, 3.41%, 6/15/27	200,000	185,903

CVS Health Corp.,
Sr. Unsecured, (3 month USD LIBOR +	500,000	501,512
0.63%), 2.69%, 3/09/20Δ

CVS Health Corp.,
Sr. Unsecured, 3.70%, 3/09/23	500,000	498,689

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.38%, 10/15/22	300,000	288,005

TOTAL HEALTH CARE PROVIDERS & SERVICES		$2,892,662

HOME FURNISHINGS – 0.3%

Whirlpool Corp.,
Sr. Unsecured, 2.40%, 3/01/19	220,000	219,259

INSURANCE – 1.0%

Aon PLC,
Company Guaranteed, 2.80%, 3/15/21	240,000	235,786

ANNUAL REPORT / April 30, 2018

31	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	$250,000	$253,983

Hartford Financial Services Group, Inc. (The),
Sr. Unsecured, 5.13%, 4/15/22	360,000	381,909

TOTAL INSURANCE		$871,678

MEDIA – 1.5%

CBS Corp., Company Guaranteed, 3.38%, 3/01/22	350,000	346,961

Charter Communications Operating LLC, Sr. Secured, 3.58%, 7/23/20	500,000	501,447

Discovery Communications LLC, Company Guaranteed, 2.95%, 3/20/23	220,000	210,321

Time Warner, Inc., Company Guaranteed, 2.95%, 7/15/26	270,000	246,169

TOTAL MEDIA		$1,304,898

MISCELLANEOUS MANUFACTURING – 1.8%

Ingersoll-Rand Global Holding Co. Ltd., Company Guaranteed, 4.25%, 6/15/23	330,000	339,177

Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed, 2.63%, 5/01/20	250,000	247,411

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	425,000	427,500

Textron, Inc., Sr. Unsecured, 4.30%, 3/01/24	500,000	512,565

TOTAL MISCELLANEOUS MANUFACTURING		$1,526,653

OIL & GAS – 2.5%

Marathon Oil Corp., Sr. Unsecured, 4.40%, 7/15/27	750,000	755,362

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	125,000	123,534

Phillips 66, Company Guaranteed, 4.30%, 4/01/22	400,000	415,912

Schlumberger Holdings Corp., Sr. Unsecured, 2.35%, 12/21/18Ω	370,000	368,870

Total Capital International SA, Company Guaranteed, (3 month USD LIBOR + 0.35%), 2.53%, 6/19/19Δ	450,000	451,605

TOTAL OIL & GAS		$2,115,283

PHARMACEUTICALS – 1.8%

AbbVie, Inc., Sr. Unsecured, 2.50%, 5/14/20	300,000	296,355

AbbVie, Inc., Sr. Unsecured, 3.60%, 5/14/25	350,000	339,723

Allergan Funding SCS, Company Guaranteed, (3 month USD LIBOR + 1.26%), 3.33%, 3/12/20Δ	500,000	505,754

Medco Health Solutions, Inc., Sr. Unsecured, 4.13%, 9/15/20	250,000	254,193

Zoetis, Inc., Sr. Unsecured, 3.00%, 9/12/27	125,000	115,738

TOTAL PHARMACEUTICALS		$1,511,763

Description	Par Value	Value

PIPELINES – 3.0%

Enterprise Products Operating LLC, Company Guaranteed, 2.55%, 10/15/19	$325,000	$324,485

Enterprise Products Operating LLC, Company Guaranteed, 2.80%, 2/15/21	225,000	222,031

Kinder Morgan Energy Partners LP, Company Guaranteed, 2.65%, 2/01/19	650,000	648,549

Kinder Morgan, Inc., Company Guaranteed, 4.30%, 3/01/28	500,000	488,049

MPLX LP, Sr. Unsecured, 3.38%, 3/15/23#	50,000	49,259

Spectra Energy Partners LP, Sr. Unsecured, 2.95%, 9/25/18	302,000	302,437

Valero Energy Partners LP, Sr. Unsecured, 4.38%, 12/15/26	500,000	492,593

TOTAL PIPELINES		$2,527,403

REAL ESTATE INVESTMENT TRUSTS – 5.6%

American Tower Corp., Sr. Unsecured, 3.45%, 9/15/21	250,000	248,589

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	505,000	530,591

American Tower Corp., Sr. Unsecured, 3.55%, 7/15/27	235,000	219,763

Boston Properties LP, Sr. Unsecured, 2.75%, 10/01/26	400,000	360,181

Digital Realty Trust LP, Company Guaranteed, 3.40%, 10/01/20	425,000	426,254

HCP, Inc., Sr. Unsecured, 3.75%, 2/01/19	200,000	201,048

HCP, Inc., Sr. Unsecured, 2.63%, 2/01/20	250,000	246,980

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	540,000	539,454

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 5/01/25	550,000	534,566

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.63%, 1/15/28	300,000	280,098

Ventas Realty LP / Ventas Capital Corp., Company Guaranteed, 2.70%, 4/01/20	550,000	544,010

Ventas Realty LP / Ventas Capital Corp., Company Guaranteed, 4.25%, 3/01/22	250,000	254,958

Welltower, Inc., Sr. Unsecured, 4.25%, 4/01/26	330,000	326,183

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,712,675

RETAIL – 0.5%

Home Depot, Inc. (The), Sr. Unsecured, 2.13%, 9/15/26	225,000	200,527

Walgreens Boots Alliance, Inc., Sr. Unsecured, 3.30%, 11/18/21	225,000	223,817

TOTAL RETAIL		$424,344

SEMICONDUCTORS – 1.0%

QUALCOMM, Inc., Sr. Unsecured, 1.85%, 5/20/19	850,000	844,209

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	32

Description	Par Value	Value

SOFTWARE – 1.2%

Microsoft Corp., Sr. Unsecured, 1.10%, 8/08/19	$350,000	$343,696

Microsoft Corp., Sr. Unsecured, 1.55%, 8/08/21	175,000	167,627

Oracle Corp., Sr. Unsecured, 1.90%, 9/15/21	250,000	241,330

Oracle Corp., Sr. Unsecured, 3.25%, 11/15/27	300,000	289,013

TOTAL SOFTWARE		$1,041,666

TELECOMMUNICATIONS – 1.3%

AT&T, Inc., Sr. Unsecured, (3 month USD LIBOR + 0.93%), 3.23%, 6/30/20	500,000	505,940

AT&T, Inc., Sr. Unsecured, 3.40%, 8/14/24	300,000	303,450

Cisco Systems, Inc., Sr. Unsecured, 2.20%, 9/20/23	295,000	279,126

TOTAL TELECOMMUNICATIONS		$1,088,516

TRANSPORTATION – 0.9%

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 9/01/22	265,000	253,721

Ryder System, Inc., Sr. Unsecured, MTN, 3.40%, 3/01/23	500,000	495,171

TOTAL TRANSPORTATION		$748,892

TRUCKING & LEASING – 0.5%

GATX Corp., Sr. Unsecured, 3.25%, 9/15/26	505,000	464,877

TOTAL CORPORATE BONDS
(COST $51,019,620)		$50,305,757

GOVERNMENT AGENCIES – 3.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 3.1%

1.38%, 5/01/20#	750,000	732,729

1.75%, 5/30/19	605,000	601,352

2.38%, 1/13/22	1,000,000	985,366

3.75%, 3/27/19	250,000	253,350

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$2,572,797

TOTAL GOVERNMENT AGENCIES
(COST $2,604,016)		$2,572,797

MORTGAGE-BACKED SECURITIES – 1.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 0.2%

Pool C90293, 7.50%, 9/01/19	16,191	16,804

Pool B19228, 4.50%, 4/01/20	7,804	7,831

Pool C90504, 6.50%, 12/01/21	11,533	12,447

Pool G01625, 5.00%, 11/01/33	32,048	34,328

Pool A18401, 6.00%, 2/01/34	50,757	56,574

Description	Par Value	Value

Pool G08097, 6.50%, 11/01/35	$23,703	$26,745

Pool G02390, 6.00%, 9/01/36	9,838	10,992
Pool G08193, 6.00%, 4/01/37	29,333	32,774

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$198,495

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.8%

Pool 254833, 4.50%, 8/01/18	472	472

Pool 839291, 5.00%, 9/01/20	1,529	1,547

Pool AE2520, 3.00%, 1/01/26	518,530	515,195

Pool 256639, 5.00%, 2/01/27	25,979	27,659

Pool 256752, 6.00%, 6/01/27	25,434	28,199

Pool 257007, 6.00%, 12/01/27	42,227	46,837

Pool 254240, 7.00%, 3/01/32	40,954	46,612

Pool 745412, 5.50%, 12/01/35	22,589	24,683

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$691,204

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%

Pool 780825, 6.50%, 7/15/28	57,100	64,018

Pool 2616, 7.00%, 7/20/28	36,870	43,319

Pool 2701, 6.50%, 1/20/29	70,024	76,664

Pool 426727, 7.00%, 2/15/29	6,003	6,311

Pool 781231, 7.00%, 12/15/30	32,456	36,193

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$226,505

TOTAL MORTGAGE-BACKED SECURITIES
(COST $1,065,935)		$1,116,204

U.S. TREASURY – 31.3%

U.S. TREASURY NOTES – 31.3%

1.00%, 6/30/19	250,000	246,186

1.38%, 1/31/21	500,000	483,642

1.38%, 5/31/21	660,000	635,082

1.50%, 8/15/26	500,000	447,195

1.63%, 5/31/23	1,000,000	944,176

1.63%, 10/31/23	1,000,000	938,872

1.63%, 2/15/26	1,000,000	909,227

1.63%, 5/15/26	25,000	22,660

1.75%, 5/15/23	1,000,000	950,738

1.88%, 7/31/22	450,000	434,224

2.00%, 7/31/20	250,000	247,052

2.00%, 11/15/21	1,000,000	976,687

2.00%, 2/15/22	500,000	487,097

2.00%, 7/31/22	250,000	242,525

2.00%, 2/15/23	1,000,000	964,953

2.00%, 2/15/25	1,003,000	947,200

2.00%, 8/15/25	1,500,000	1,409,299

2.00%, 11/15/26	650,000	603,804

2.13%, 1/31/21	500,000	493,487

ANNUAL REPORT / April 30, 2018

33	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

2.13%, 6/30/21	$625,000	$614,718

2.13%, 8/15/21	825,000	810,401

2.13%, 9/30/21	500,000	490,685

2.13%, 5/15/25	1,250,000	1,187,301

2.25%, 1/31/24	1,400,000	1,355,556

2.25%, 11/15/25	1,500,000	1,431,339

2.25%, 2/15/27	30,000	28,393

2.25%, 11/15/27	500,000	471,037

2.38%, 8/15/24	750,000	728,074

2.50%, 3/31/23	275,000	271,336

2.50%, 8/15/23	1,000,000	984,496

2.50%, 5/15/24	1,000,000	979,511

2.63%, 8/15/20	500,000	500,823

2.75%, 11/15/23	1,000,000	995,752

2.75%, 2/15/28	2,100,000	2,065,002

3.13%, 5/15/21	550,000	557,537

3.63%, 2/15/20	500,000	510,044

TOTAL U.S. TREASURY NOTES		$26,366,111

TOTAL U.S. TREASURY
(COST $27,270,589)		$26,366,111

	Number of Shares

MONEY MARKET FUND – 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%^	1,418,994	1,418,994

TOTAL MONEY MARKET FUND
(COST $1,418,994)		$1,418,994

TOTAL INVESTMENTS IN SECURITIES – 99.5%
(COST $85,400,442)		$83,802,056

Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.4%

REPURCHASE AGREEMENTS – 1.4%

Barclays Capital, Inc., 1.71%, dated 4/30/18, due 5/01/18, repurchase price $56,131, collateralized by U.S. Treasury Securities, 0.00% to 3.00%, maturing 7/31/19 to 9/09/49; total market value of $57,250	$56,128	56,128

Description	Par Value	Value

Daiwa Capital Markets America, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $221,750, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 12/01/51; total market value of $226,174	$221,739	$221,739

NBC Global Finance Ltd., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $221,750, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 6/30/19 to 9/09/49; total market value of $226,173	221,739	221,739

Nomura Securities International, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $221,750, collateralized by U.S. Government Securities, 0.00% to 10.50%, maturing 5/01/18 to 3/20/68; total market value of $226,174	221,739	221,739

RBC Dominion Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $221,750, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 10/31/18 to 9/09/49; total market value of $226,174	221,739	221,739

TD Securities, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $221,750, collateralized by U.S. Government Securities, 4.00% to 4.50%, maturing 3/01/47 to 3/01/48; total market value of $226,174	221,739	221,739

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON
LOAN
(COST $1,164,823)		$1,164,823

TOTAL INVESTMENTS – 100.9% (COST $86,565,265)		$84,966,879

COLLATERAL FOR SECURITIES ON LOAN – (1.4%)		(1,164,823)

OTHER ASSETS LESS LIABILITIES – 0.5%		411,242

TOTAL NET ASSETS – 100.0%		$84,213,298

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (concluded)	34

Cost of investments for Federal income tax purposes is $86,581,518. The net unrealized appreciation/(depreciation) of investments was $(1,614,639). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $213,964 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(1,828,603).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$22,304	$—	$22,304

Commercial Paper	—	1,999,889	—	1,999,889

Corporate Bonds	—	50,305,757	—	50,305,757

Government Agencies	—	2,572,797	—	2,572,797

Mortgage-Backed Securities	—	1,116,204	—	1,116,204

U.S. Treasury	—	26,366,111	—	26,366,111

Money Market Fund	1,418,994	—	—	1,418,994

Repurchase Agreements	—	1,164,823	—	1,164,823

Total	$1,418,994	$83,547,885	$—	$84,966,879

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2018, these liquid restricted securities amounted to $1,872,033 representing 2.22% of total net assets.

♦	The rate shown reflects the effective yield at purchase date.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
BKNT	Bank Note
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Corporation
LP	Limited Partnership
MTN	Medium Term Note
NA	National Association
PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

35

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At April 30, 2018, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Notes	26.4%
Consumer Finance	6.7%
Commercial Banks	6.7%
Federal National Mortgage Association (FNMA)	5.1%
Diversified Financial Services	5.1%
Electric	4.9%
Health Care Providers & Services	3.9%
Media	3.8%
Oil & Gas	3.7%
Federal Home Loan Mortgage Corporation (FHLMC)	3.0%
Federal Home Loan Bank (FHLB)	2.8%
Commercial Services & Supplies	2.8%
Capital Markets	1.9%
Automotive	1.9%
Household Products	1.9%
Trucking & Leasing	1.9%
Pipelines	1.9%
Aerospace & Defense	1.9%
Insurance	1.9%
Semiconductors	1.9%
Food & Staples Retailing	1.9%
Telecommunications	1.7%
Commercial Paper	1.6%
Electronic Equipment, Instruments & Components	0.9%
Whole Loan	0.8%
Food Products	0.8%
Health Care Equipment & Supplies	0.6%
Biotechnology	0.6%
Government National Mortgage Association (GNMA)	0.5%
Municipal Bond	0.1%
Small Business Administration[4]	0.0%

Percentage of Total Net Assets
Cash Equivalents[1]	9.4%
Other Assets and Liabilities – Net[2]	(9.0)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	11.4%
U.S. Treasury	26.4%
AA / Aa	2.0%
A / A	28.1%
BBB / Baa	27.8%
BB / Ba	1.8%
Not Rated	11.5%
Other Assets and Liabilities – Net[2]	(9.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, (UST Yield Curve CMT 1 Year + 2.07%), 3.19%, 9/01/27Δ	$42	$44

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $42)		$44

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 0.2%

Series 1989-112, Class I, 6.50%, 1/15/21	225	228

Description	Par Value	Value

Series 1990-136, Class E, 6.00%, 4/15/21	$769	$787

Series 1990-141, Class D, 5.00%, 5/15/21	292	296

Series 1993-1577, Class PK, 6.50%, 9/15/23	14,775	15,706

Series 1993-1644, Class K, 6.75%, 12/15/23	11,748	12,228

Series 1994-1686, Class PJ, 5.00%, 2/15/24	1,354	1,399

Series 2003-2649, Class KA, 4.50%, 7/15/18	236	236

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)	36

Description	Par Value	Value
Series 2011-3799, Class GK, 2.75%, 1/15/21	$51,514	$51,209

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$82,089

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.8%

Series 1993-113, Class PK, 6.50%, 7/25/23	16,746	17,688

Series 1993-127, Class H, 6.50%, 7/25/23	16,026	16,849

Series 1993-202, Class J, 6.50%, 11/25/23	9,612	10,269

Series 1994-3, Class PL, 5.50%, 1/25/24	17,446	18,482

Series 1994-55, Class H, 7.00%, 3/25/24	19,711	21,298

Series 2002-52, Class QA, 6.00%, 7/18/32	594	596

Series 2009-70, Class NM, 3.25%, 8/25/19	24,621	24,654

Series 2011-66, Class QE, 2.00%, 7/25/21	205,212	203,158

Series 2011-81, Class PA, 3.50%, 8/25/26	1,157,219	1,170,656

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,483,650

WHOLE LOAN – 0.8%

Banc of America Mortgage Securities, Inc.,	94,465	96,862
Series 2004-A, Class 2A1, 3.86%, 2/25/34Δ

Banc of America Mortgage Securities, Inc.,	66,528	66,855
Series 2004-B, Class 2A1, 3.92%, 3/25/34Δ

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 4.02%, 11/25/35Δ	270,289	257,936

TOTAL WHOLE LOAN		$421,653

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,046,201)		$1,987,392

COMMERCIAL PAPER – 1.6%◆

COMMERCIAL PAPER – 1.6%

McCormick & Co., 2.19%, 5/01/18	855,000	854,949

TOTAL COMMERCIAL PAPER (COST $855,000)		$854,949

CORPORATE BONDS – 59.3%

AEROSPACE & DEFENSE – 1.9%
Lockheed Martin Corp.,
Sr. Unsecured, 1.85%, 11/23/18	1,000,000	996,885

AUTOMOTIVE – 1.9%
Ford Motor Credit Co. LLC,
Sr. Unsecured, (3 Month USD LIBOR +	1,000,000	1,003,224
0.83%), 2.90%, 3/12/19Δ

BIOTECHNOLOGY – 0.6%
Gilead Sciences, Inc.,
Sr. Unsecured, 1.85%, 9/04/18	285,000	284,558

CAPITAL MARKETS – 1.9%
Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +	1,000,000	1,014,842
1.11%), 3.47%, 4/26/22Δ

Description	Par Value	Value

COMMERCIAL BANKS – 6.7%

KeyBank NA,
Sr. Unsecured, BKNT, 2.35%, 3/08/19	$1,650,000	$1,646,943

PNC Bank NA,
Sr. Unsecured, BKNT, 1.95%, 3/04/19	700,000	696,096

US Bank NA,
Sr. Unsecured, BKNT, 1.40%, 4/26/19	1,150,000	1,137,403

TOTAL COMMERCIAL BANKS		$3,480,442

COMMERCIAL SERVICES & SUPPLIES – 2.8%

Total System Services, Inc.,
Sr. Unsecured, 2.38%, 6/01/18	1,460,000	1,459,526

CONSUMER FINANCE – 6.7%

American Express Credit Corp.,
Sr. Unsecured, (3 Month USD LIBOR + 0.55%), 2.73%, 3/18/19Δ	800,000	802,569

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	750,000	737,673

Capital One Financial Corp.,
Sr. Unsecured, (3 Month USD LIBOR + 0.76%), 2.57%, 5/12/20Δ	1,000,000	1,005,273

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.95%, 1/08/19#	950,000	946,079

TOTAL CONSUMER FINANCE		$3,491,594

DIVERSIFIED FINANCIAL SERVICES – 5.1%

Canadian Imperial Bank of Commerce,
Sr. Unsecured, (3 Month USD LIBOR + 0.52%), 2.55%, 9/06/19#,Δ	1,000,000	1,004,417

Citigroup, Inc.,
Sr. Unsecured, 2.05%, 6/07/19	500,000	496,123

Royal Bank of Canada,
Sr. Unsecured, GMTN, 2.13%, 3/02/20	665,000	654,250

Wells Fargo & Co.,
Sr. Unsecured, MTN, 3.00%, 1/22/21	500,000	497,740

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,652,530

ELECTRIC – 4.9%

FirstEnergy Corp.,
Sr. Unsecured, 2.85%, 7/15/22	1,000,000	963,808

NextEra Energy Capital Holdings, Inc.,
Company Guaranteed, 2.30%, 4/01/19	600,000	597,729

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	1,000,000	985,316

TOTAL ELECTRIC		$2,546,853

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.9%

Emerson Electric Co.,
Sr. Unsecured, 5.25%, 10/15/18	485,000	491,261

FOOD & STAPLES RETAILING – 1.9%

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22	1,000,000	967,616

FOOD PRODUCTS – 0.8%

Hershey Co. (The),

Sr. Unsecured, 1.60%, 8/21/18	400,000	398,760

ANNUAL REPORT / April 30, 2018

37	PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 0.6%

Abbott Laboratories,
Sr. Unsecured, 2.35%, 11/22/19	$316,000	$313,320

HEALTH CARE PROVIDERS & SERVICES – 3.9%

Cardinal Health, Inc.,
Sr. Unsecured, 1.95%, 6/14/19	600,000	593,105

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.95%, 10/15/20	1,500,000	1,465,496

TOTAL HEALTH CARE PROVIDERS & SERVICES		$2,058,601

HOUSEHOLD PRODUCTS – 1.9%

Church & Dwight Co., Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.15%), 2.51%, 1/25/19Δ	1,000,000	999,803

INSURANCE – 1.9%

Metropolitan Life Global Funding I,
Sr. Secured, 1.95%, 12/03/18Ω	1,000,000	996,538

MEDIA – 3.8%

Comcast Corp.,
Company Guaranteed, 5.70%, 7/01/19	1,000,000	1,032,693

Walt Disney Co. (The),
Sr. Unsecured, MTN, 0.88%, 7/12/19	980,000	957,523

TOTAL MEDIA		$1,990,216

OIL & GAS – 3.7%

BP Capital Markets PLC,
Company Guaranteed, 1.68%, 5/03/19	950,000	941,523

Schlumberger Holdings Corp.,
Sr. Unsecured, 2.35%, 12/21/18Ω	1,000,000	996,946

TOTAL OIL & GAS		$1,938,469

PIPELINES – 1.9%

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19	1,000,000	997,767

SEMICONDUCTORS – 1.9%

QUALCOMM, Inc.,
Sr. Unsecured, 1.85%, 5/20/19	1,000,000	993,187

TELECOMMUNICATIONS – 1.7%

AT&T, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.93%), 3.23%, 6/30/20Δ	900,000	910,691

TRUCKING & LEASING – 1.9%

GATX Corp.,
Sr. Unsecured, 2.38%, 7/30/18	1,000,000	999,381

TOTAL CORPORATE BONDS
(COST $31,206,055)		$30,986,064

GOVERNMENT AGENCIES – 2.8%

FEDERAL HOME LOAN BANK (FHLB) – 2.8%

1.38%, 11/15/19	1,500,000	1,475,264

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,475,264

Description	Par Value	Value

SMALL BUSINESS
ADMINISTRATION – 0.0%**

Small Business Administration Participation Certificates, Series 1999-20I, 1, 7.30%, 9/01/19	$898	$914

TOTAL SMALL BUSINESS ADMINISTRATION		$914

TOTAL GOVERNMENT AGENCIES (COST $1,498,286)		$1,476,178

MORTGAGE-BACKED SECURITIES – 5.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.8%

Pool 538733, 9.00%, 9/01/19	93	95

Pool G12709, 5.00%, 7/01/22	50,927	51,786

Pool C80328, 7.50%, 7/01/25	16,479	18,840

Pool G14695, 4.50%, 6/01/26	189,555	190,961

Pool G01425, 7.50%, 5/01/32	41,905	48,615

Pool C78010, 5.50%, 4/01/33	539,077	597,266

Pool A18401, 6.00%, 2/01/34	418,301	466,240

Pool G01831, 6.00%, 5/01/35	75,089	83,860

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,457,663

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.3%

Pool 202957, 8.00%, 8/01/21	75	76

Pool MA0909, 3.00%, 11/01/21	241,494	240,468

Pool 334593, 7.00%, 5/01/24	35,047	39,828

Pool AE2520, 3.00%, 1/01/26	172,843	171,732

Pool 436746, 6.50%, 8/01/28	21,388	22,249

Pool 440401, 6.50%, 8/01/28	70,678	78,867

Pool 323419, 6.00%, 12/01/28	31,427	34,842

Pool 485678, 6.50%, 3/01/29	14,898	15,514

Pool 494375, 6.50%, 4/01/29	872	891

Pool 252439, 6.50%, 5/01/29	15,184	16,959

Pool 545051, 6.00%, 9/01/29	54,638	60,654

Pool 725418, 6.50%, 5/01/34	81,870	91,442

Pool 833143, 5.50%, 9/01/35	314,989	341,716

Pool 843323, 5.50%, 10/01/35	15,646	16,441

Pool 255933, 5.50%, 11/01/35	75,272	82,234

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,213,913

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.5%

Pool 306066, 8.50%, 7/15/21	1,472	1,632

Pool 1061, 9.00%, 4/20/23	7,069	7,258

Pool 346572, 7.00%, 5/15/23	3,468	3,636

Pool 484269, 7.00%, 9/15/28	20,844	21,982

Pool 592505, 6.00%, 4/15/33	131,946	138,168

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)	38

Description	Par Value	Value

Pool 581522, 6.00%, 5/15/33	$94,284	$98,247

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$270,923

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,825,388)		$2,942,499

MUNICIPAL BOND – 0.1%

DEVELOPMENT – 0.1%

City of Miami, FL, Rent Revenue,
Series 1998, 8.65%, 7/01/19	45,000	46,772

TOTAL MUNICIPAL BOND (COST $45,933)		$46,772

U.S. TREASURY – 26.4%

U.S. TREASURY NOTES – 26.4%

0.75%, 7/15/19#	2,000,000	1,962,304

1.00%, 3/15/19	85,000	84,087

1.13%, 8/31/21	495,000	470,462

1.50%, 6/15/20	7,890,000	7,725,403

1.75%, 6/30/22	1,150,000	1,105,547

1.88%, 7/31/22	1,000,000	964,941

2.50%, 3/31/23#	1,500,000	1,480,014

TOTAL U.S. TREASURY NOTES		$13,792,758

TOTAL U.S. TREASURY (COST $14,081,769)		$13,792,758

	Number of Shares

MONEY MARKET FUND – 0.0%**
Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%^	3,479	3,479

TOTAL MONEY MARKET FUND
(COST $3,479)		$3,479

TOTAL INVESTMENTS IN SECURITIES – 99.6%
(COST $52,562,153)		$52,090,135

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 9.4%

REPURCHASE AGREEMENTS – 9.4%

Barclays Capital, Inc., 1.71%, dated 4/30/18, due 5/01/18, repurchase price $241,627, collateralized by U.S. Treasury Securities, 0.00% to 3.00%, maturing 7/31/19 to 9/09/49; total market value of $246,448	$241,616	$241,616

Daiwa Capital Markets America, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $930,541, collateralized by U.S. Government & Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 12/01/51; total market value of $949,107	930,497	930,497

NBC Global Finance Ltd., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $930,542, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 6/30/19 to 9/09/49; total market value of $949,105	930,497	930,497

Nomura Securities International, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $930,542, collateralized by U.S. Government Securities, 0.00% to 10.50%, maturing 5/01/18 to 3/20/68; total market value of $949,107	930,497	930,497

RBC Dominion Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $930,541, collateralized by U.S. Government & Treasury Securities, 0.13% to 7.00%, maturing 10/31/18 to 9/09/49; total market value of $949,107	930,497	930,497

TD Securities, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $930,542, collateralized by U.S. Government Securities, 4.00% to 4.50%, maturing 3/01/47 to 3/01/48; total market value of $949,107	930,497	930,497

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $4,894,101)		$4,894,101

TOTAL INVESTMENTS – 109.0% (COST $57,456,254)		$56,984,236

COLLATERAL FOR SECURITIES ON LOAN – (9.4%)		(4,894,101)

OTHER ASSETS LESS LIABILITIES – 0.4%		192,130

TOTAL NET ASSETS – 100.0%		$52,282,265

ANNUAL REPORT / April 30, 2018

39	PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $57,459,837. The net unrealized appreciation/(depreciation) of investments was $(475,601). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $204,044 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(679,645).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$44	$—	$44

Collateralized Mortgage Obligations	—	1,987,392	—	1,987,392

Commercial Paper	—	854,949	—	854,949

Corporate Bonds	—	30,986,064	—	30,986,064

Government Agencies	—	1,476,178	—	1,476,178

Mortgage-Backed Securities	—	2,942,499	—	2,942,499

Municipal Bond	—	46,772	—	46,772

U.S. Treasury	—	13,792,758	—	13,792,758

Money Market Fund	3,479	—	—	3,479

Repurchase Agreements	—	4,894,101	—	4,894,101

Total	$3,479	$56,980,757	$—	$56,984,236

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2018, these liquid restricted securities amounted to $1,993,484 representing 3.81% of total net assets.

**	Represents less than 0.05%.

◆	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:		LIBOR	London Interbank Offered Rate
BKNT	Bank Note	LLC	Limited Liability Corporation
FHLMC	Federal Home Loan Mortgage Corporation	LP	Limited Partnership
FNMA	Federal National Mortgage Association	MTN	Medium Term Note
GMTN	Global Medium Term Note	NA	National Association
GNMA	Government National Mortgage Association	PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

40

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Total Net Assets
General Obligations	25.1%
Dedicated Tax	16.4%
Higher Education	11.6%
School District	9.2%
Transportation	7.2%
Medical	6.6%
Airport	5.4%
Lease	5.4%
Water	3.5%
Water & Sewer	2.4%
Power	2.0%
Utilities	1.1%
Housing	0.7%
Cash Equivalents[1]	1.2%
Other Assets and Liabilities – Net[2]	2.2%

TOTAL	100.0%

Percentage of
Credit Quality Diversification[3]	Total Net Assets
AAA / Aaa	12.7%
AA / Aa	40.8%
A / A	31.5%
BBB / Baa	11.6%
Not Rated	1.2%
Other Assets and Liabilities – Net[2]	2.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value	Value

MUNICIPAL BONDS – 96.6%

ALABAMA – 0.4%

HIGHER EDUCATION – 0.4%

Auburn University, AL, Advance Refunding
Revenue Bonds, (Series A), 5.00%, 6/01/21	$1,200,000	$1,307,772

TOTAL ALABAMA		$1,307,772

ARIZONA – 3.8%

AIRPORT – 2.0%

City of Phoenix Civic Improvement Corp., AZ, Advance Refunding Revenue Bonds, Junior Lien Airport, Special Tax Obligation, 5.00%, 7/01/24	5,000,000	5,712,850

Description	Par Value	Value

POWER – 0.7%

Salt River Project Agricultural Improvement & Power District, AZ, Advance Refunding Revenue Bonds, Salt River Electricity Project, 5.00%, 1/01/33	$1,765,000	$2,080,247

SCHOOL DISTRICT – 0.7%

Maricopa County Unified School District No 80 Chandler, AZ, GO Limited, Economic Defeasance, 5.00%, 7/01/21	2,000,000	2,179,800

ANNUAL REPORT / April 30, 2018

41	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

TRANSPORTATION – 0.4%

Arizona Department of Transportation State Highway, AZ, Refunding Revenue Bonds, 5.00%, 7/01/25	$1,015,000	$1,166,590

TOTAL ARIZONA		$11,139,487

CALIFORNIA – 6.3%

DEDICATED TAX – 1.3%

Fontana Redevelopment Agency Successor Agency, CA, (Series A), 5.00%, 10/01/30	3,060,000	3,638,738

GENERAL OBLIGATIONS – 0.4%

State of California, CA, GO Unlimited, Current Refunding, 5.00%, 8/01/30	1,010,000	1,200,749

HIGHER EDUCATION – 0.4%

California Municipal Finance Authority, CA, Advance Refunding Revenue Bonds, (Series B), (Emerson College), 5.00%, 1/01/28	1,015,000	1,180,465

TRANSPORTATION – 1.9%

Bay Area Toll Authority, CA, Refunding Revenue Bonds, (San Francisco Bay Area), 5.00%, 4/01/26	5,000,000	5,563,900

WATER – 0.4%

California Infrastructure & Economic Development Bank, CA, Revenue Bonds, (Clean Water State Revolving Fund), 5.00%, 10/01/33	1,020,000	1,205,620

WATER & SEWER – 1.9%

City of San Francisco Public Utilities Commission Water Revenue, CA, Refunding Revenue Bonds, (Series C), (Water Revenue), 5.00%, 11/01/27	5,000,000	5,547,050

TOTAL CALIFORNIA		$18,336,522

COLORADO – 0.8%

AIRPORT – 0.8%

City & County of Denver Airport System Revenue, CO, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/25	2,000,000	2,231,320

TOTAL COLORADO		$2,231,320

CONNECTICUT – 5.3%

DEDICATED TAX – 3.9%

State of Connecticut, CT, Special Tax Obligation Bonds Transportation Infrastructure Purposes, Refunding Revenue Bonds, (Fuel Sales Tax Revenue), (2012 Series B), 5.00%, 1/01/25	5,125,000	5,588,812

State of Connecticut, CT, Special Tax Obligation Bonds Transportation Infrastructure Purposes, Revenue Bond, (Series A), (Fuel Sales Tax Revenue), 5.00%, 9/01/30	5,000,000	5,606,750

TOTAL DEDICATED TAX		$11,195,562

Description	Par Value	Value

HIGHER EDUCATION – 1.4%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Series R), Fairfield University, 5.00%, 7/01/31	$1,385,000	$1,583,955

Connecticut State Health & Educational Facilities Authority, CT, Revenue Bonds, (Series I-1), Sacred Heart University, 5.00%, 7/01/28	1,335,000	1,548,653

University of Connecticut, CT, Revenue Bonds, (Series A), 5.00%, 3/15/32	1,000,000	1,108,890

TOTAL HIGHER EDUCATION		$4,241,498

TOTAL CONNECTICUT		$15,437,060

DISTRICT OF COLUMBIA – 1.0%

HIGHER EDUCATION – 1.0%

District of Columbia, DC, Advance Refunding, Revenue Bonds, (Georgetown University), 5.00%, 4/01/31	2,455,000	2,840,631

TOTAL DISTRICT OF COLUMBIA		$2,840,631

FLORIDA – 2.6%

AIRPORT – 0.9%

Greater Orlando Aviation Authority, FL, Revenue Bonds, (Port, Airport & Marina Improvements), (Sub-Series A), 5.00%, 10/01/24	2,250,000	2,534,490

HIGHER EDUCATION – 0.6%

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 3/01/28	1,600,000	1,791,200

LEASE – 1.1%

Broward County School Board, FL, Certificate Participation Refunding Bonds, (Series A), 5.00%, 7/01/21	3,000,000	3,260,070

TOTAL FLORIDA		$7,585,760

GEORGIA – 3.9%

HIGHER EDUCATION – 1.0%

Athens-Clarke County Unified Government Development Authority, GA, Revenue Bonds, (Series A), (UGAAP), 5.00%, 9/01/23	1,000,000	1,126,140

Bulloch County Development Authority, GA, Advance Refunding Revenue Bonds, (Georgia Southern University Housing Foundation Four, LLC Project), 5.00%, 7/01/31	1,575,000	1,801,249

TOTAL HIGHER EDUCATION		$2,927,389

LEASE – 1.7%

Gwinnett County Development Authority, GO, Certificate Participation Refunding Bonds, (NATL-RE), 5.25%, 1/01/22	4,370,000	4,841,479

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	42

Description	Par Value	Value

POWER – 0.5%

Municipal Electric Authority of Georgia, GA, Refunding Revenue Bonds, (Series A), 5.00%, 1/01/28	$1,160,000	$1,320,532

SCHOOL DISTRICT – 0.7%

Hall County School District, GA, GO Unlimited, School Improvements, (ST AID WITHHLDG), 5.00%, 11/01/22	1,925,000	2,156,347

TOTAL GEORGIA		$11,245,747

ILLINOIS – 17.9%

DEDICATED TAX – 0.8%

State of Illinois, IL, Revenue Bonds, (Sales Tax Revenue), (NATL-RE), 6.00%, 6/15/27	2,000,000	2,459,380

GENERAL OBLIGATIONS – 10.5%

Chicago Park District, IL, (Ad Valorem Property Tax)

5.00%, 1/01/26	1,250,000	1,388,225

5.00%, 1/01/27	3,455,000	3,810,623

Cook County, IL, GO Unlimited, Current Refunding, (Series A), (AGM), 5.00%, 11/15/26	2,050,000	2,340,136

Elk Grove Village, IL, GO Unlimited, Refunding Revenue Notes, (Ad Valorem Property Tax), 5.00%, 1/01/32	1,000,000	1,143,350

Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Series C-Green Bond), (Water Utility & Sewer Improvements), 5.00%, 12/01/28	6,790,000	7,608,263

State of Illinois, IL, GO Unlimited, (Series D), 5.00%, 11/01/25	3,065,000	3,197,255
State of Illinois, IL, GO Unlimited, Public Improvements, (Series B), 5.00%, 12/01/25	7,935,000	8,280,411

State of Illinois, IL, GO Unlimited, Refunding Bonds, 5.00%, 8/01/25	2,500,000	2,583,775

TOTAL GENERAL OBLIGATIONS		$30,352,038

POWER – 0.8%

Illinois Municipal Electric Agency, IL, Advance Refunding Revenue Bonds, (Series A), 5.00%, 2/01/25	2,000,000	2,268,720

SCHOOL DISTRICT – 3.0%

Du Page County High School District No 88, IL, GO Unlimited, Current Refunding, (Addison Trail & Willowbrook High Schools), 5.00%, 1/15/25	6,615,000	7,511,465

Kendall Kane & Will Counties Community Unit School District No 308, IL, GO Unlimited, Refunding Bonds, 5.50%, 2/01/22	1,100,000	1,213,982

TOTAL SCHOOL DISTRICT		$8,725,447

TRANSPORTATION – 2.8%

Illinois State Toll Highway Authority, IL, Refunding Revenue Bonds, (Series A), 5.00%, 12/01/22	2,125,000	2,368,142

Description	Par Value	Value

Illinois State Toll Highway Authority, IL, Refunding Revenue Bonds, (Series D), 5.00%, 1/01/24	$5,000,000	$5,656,150

TOTAL TRANSPORTATION		$8,024,292

TOTAL ILLINOIS		$51,829,877

LOUISIANA – 0.4%

HIGHER EDUCATION – 0.4%

Louisiana Public Facilities Authority, LA, Revenue Bonds, (Loyola University Project), 5.00%, 10/01/23	1,000,000	1,101,330

TOTAL LOUISIANA		$1,101,330

MARYLAND – 2.7%

GENERAL OBLIGATIONS – 2.3%

Montgomery County, MD, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 7/01/21	2,000,000	2,181,080

Washington Suburban Sanitary Commission, MD, GO Unlimited, Crossover Refunding, 5.00%, 6/01/21	4,185,000	4,555,582

TOTAL GENERAL OBLIGATIONS		$6,736,662

MEDICAL – 0.4%

Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Anne Arundel Health Systems), 5.00%, 7/01/22	1,000,000	1,104,080

TOTAL MARYLAND		$7,840,742

MASSACHUSETTS – 2.6%

DEDICATED TAX – 0.7%

Massachusetts School Building Authority, MA, Refunding Revenue Bonds, (Series B), (Senior Dedicated Sales Tax), 5.00%, 8/15/30	1,755,000	1,932,220

GENERAL OBLIGATIONS – 0.7%

Commonwealth of Massachusetts, MA, GO Limited, (Series C), 5.00%, 5/01/33	1,900,000	2,105,827

HIGHER EDUCATION – 1.2%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Series A), (Emerson College), 5.00%, 1/01/31	3,005,000	3,369,116

TOTAL MASSACHUSETTS		$7,407,163

MICHIGAN – 7.0%

DEDICATED TAX – 2.7%

Michigan Finance Authority, MI, Revenue Bonds, (Income Tax Revenue), 4.00%, 10/01/24	2,000,000	2,079,120

Michigan Finance Authority, MI, Revenue Bonds, Repayment of Bank Loan, (Series H-1), 5.00%, 10/01/25	5,215,000	5,812,848

TOTAL DEDICATED TAX		$7,891,968

ANNUAL REPORT / April 30, 2018

43	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 2.4%

Chippewa Valley Schools, GO Unlimited, Current Refunding, (Series B), (Q-SBLF), 5.00%, 5/01/22	$3,000,000	$3,311,280

Grand Ledge Public Schools, MI, GO Unlimited, Current Refunding, (Q-SBLF), 5.00%, 5/01/22	1,195,000	1,318,993

Troy School District, MI, GO Unlimited, Advance Refunding, (Q-SBLF), 5.00%, 5/01/20	2,085,000	2,210,663

TOTAL SCHOOL DISTRICT		$6,840,936

UTILITIES – 1.1%

Lansing Board of Water & Light, MI, Revenue Bonds, (Series A), 5.00%, 7/01/29	3,000,000	3,242,850

WATER – 0.8%

Great Lakes Water Authority Water Supply System, MI, Revenue Bonds, 5.00%, 7/01/23	2,000,000	2,225,360

TOTAL MICHIGAN		$20,201,114

MISSOURI – 2.1%

MEDICAL – 2.1%

Health & Educational Facilities Authority, MI, Current Refunding, Revenue Bonds, (Saint Luke’s Health Systems, Inc.), 5.00%, 11/15/30	5,425,000	6,132,583

TOTAL MISSOURI		$6,132,583

NEVADA – 1.8%

DEDICATED TAX – 1.8%

Clark County, NV, Refunding Revenue Bonds, (Series B), (Fuel Sales Tax Revenue), 5.00%, 7/01/30	4,505,000	5,106,598

TOTAL NEVADA		$5,106,598

NEW JERSEY – 4.4%

HIGHER EDUCATION – 1.2%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series A), (Rowan University Project), 5.00%, 7/01/28	1,030,000	1,153,415

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 7/01/27	2,000,000	2,247,820

TOTAL HIGHER EDUCATION		$3,401,235

LEASE – 2.6%

New Jersey Economic Development Authority, NJ, Refunding Revenue Bonds, (Series B), 5.00%, 11/01/23	6,805,000	7,378,730

Description	Par Value	Value

TRANSPORTATION – 0.6%

New Jersey State Turnpike Authority, NJ, Revenue Bonds, (Series A), (Highway Improvement), 5.00%, 1/01/27	$1,645,000	$1,860,446

TOTAL NEW JERSEY		$12,640,411

NEW YORK – 7.7%

AIRPORT – 0.8%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (175th Series), (Port, Airport & Marina Improvements), 5.00%, 12/01/23	2,000,000	2,237,160

DEDICATED TAX – 2.7%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Fuel Sales Tax Revenue), 5.00%, 11/15/22	3,000,000	3,362,100

New York City, Transitional Finance Authority, NY, Refunding Revenue Bonds, (Sub-series E), 5.00%, 11/01/22	4,125,000	4,466,962

TOTAL DEDICATED TAX		$7,829,062

GENERAL OBLIGATIONS – 3.5%

County of Nassau NY, GO Limited, (Series B), 5.00%, 10/01/28	2,400,000	2,775,768

New York City, NY, GO Unlimited, Advance Refunding, (Series C), 5.00%, 8/01/23	1,000,000	1,131,120

New York City, NY, GO Unlimited, Public Improvements, (Sub-Series G-1), 5.00%, 4/01/25	5,790,000	6,365,005

TOTAL GENERAL OBLIGATIONS		$10,271,893

HOUSING – 0.7%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (UBF Faculty- Student Housing Corp.), (AGM), 5.00%, 10/01/32	1,660,000	1,924,587

TOTAL NEW YORK		$22,262,702

NORTH CAROLINA – 5.4%

GENERAL OBLIGATIONS – 3.8%

Wake County, NC, GO Unlimited, Refunding Revenue Notes, (Series A)

5.00%, 3/01/23	6,985,000	7,890,116

5.00%, 3/01/31	2,500,000	3,007,825

TOTAL GENERAL OBLIGATIONS		$10,897,941

SCHOOL DISTRICT – 1.6%

Mecklenburg County, NC, GO Unlimited, Public Improvements, (Series A), 5.00%, 4/01/25	4,000,000	4,678,280

TOTAL NORTH CAROLINA		$15,576,221

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	44

Description	Par Value	Value

OHIO – 1.5%

TRANSPORTATION – 1.5%

Ohio Turnpike & Infrastructure Commission, OH, Revenue Bonds, (Series A), Highway Improvements

5.00%, 2/15/30	$1,725,000	$2,018,819

5.00%, 2/15/33	2,000,000	2,305,780

TOTAL TRANSPORTATION		$4,324,599

TOTAL OHIO		$4,324,599

PENNSYLVANIA – 8.6%

DEDICATED TAX – 2.1%

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced

5.00%, 12/01/29	2,100,000	2,415,336

5.00%, 12/01/32	2,000,000	2,264,980

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (3rd Series), Motor License Fund Enhanced, 5.00%, 12/01/30	1,250,000	1,426,600

TOTAL DEDICATED TAX		$6,106,916

HIGHER EDUCATION – 2.8%

Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,134,150

Pennsylvania Higher Educational Facilities Authority, PA, Current Refunding Revenue Bonds, (Series A), (University of Sciences, Philadelphia), 5.00%, 11/01/28	2,330,000	2,612,536

Pennsylvania State University, PA, Refunding Revenue Bonds, (Series B), 5.25%, 8/15/22	1,865,000	2,103,720

Philadelphia Authority for Industrial Development, PA, Current Refunding Revenue Bonds, La Salle University, 5.00%, 5/01/22	1,920,000	2,100,749

TOTAL HIGHER EDUCATION		$7,951,155

MEDICAL – 0.6%

Allegheny County Hospital Development Authority, PA, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,605,000	1,783,091

SCHOOL DISTRICT – 0.8%

Hempfield Area School District, Westmoreland County, PA, GO Unlimited, Current Refunding, (Series B), (BAM State Aid Withholding), 5.00%, 3/15/21	2,240,000	2,406,947

WATER – 2.3%

Philadelphia PA Water & Wastewater, PA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/31	5,655,000	6,573,485

TOTAL PENNSYLVANIA		$24,821,594

Description	Par Value	Value

TEXAS – 7.2%

AIRPORT – 0.9%

Dallas/Fort Worth International Airport, TX, Refunding Revenue Bonds, (Series D), 5.25%, 11/01/23	$2,500,000	$2,752,650

GENERAL OBLIGATIONS – 2.2%

Dallas, TX, GO, Refunding Revenue Notes, (Series A), 5.00%, 2/15/25	2,260,000	2,505,752

State of Texas, TX, GO Unlimited, Highway Improvements, (Transportation Commission), 5.00%, 4/01/21	3,440,000	3,727,584

TOTAL GENERAL OBLIGATIONS		$6,233,336

HIGHER EDUCATION – 1.2%

Permanent University Fund – University of Texas System, TX, Refunding Revenue Notes, (Series A), 5.00%, 7/01/26	3,110,000	3,614,753

MEDICAL – 2.4%

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Methodist Hospital of Dallas, OBG), 5.00%, 10/01/25	6,110,000	6,862,385

WATER & SEWER – 0.5%

City of Houston Utility System, TX, Refunding Revenue Bonds, (Series C), (Comb-First Lien), 5.00%, 5/15/21	1,250,000	1,355,300

TOTAL TEXAS		$20,818,424

UTAH – 0.8%

DEDICATED TAX – 0.4%

Salt Lake County, UT, GO, Revenue Bonds, 5.00%, 2/01/22	1,000,000	1,105,850

MEDICAL – 0.4%

County of Utah, UT, Revenue Bonds, (IHC Health Services Inc., OBG), 5.00%, 5/15/25	1,165,000	1,264,934

TOTAL UTAH		$2,370,784

VIRGINIA – 1.7%

GENERAL OBLIGATIONS – 1.7%

City of Alexandria, VA, GO Unlimited, Advance Refunding, (Series D), (State Aid Withholding), 5.00%, 7/01/30	3,885,000	4,828,900

TOTAL VIRGINIA		$4,828,900

WASHINGTON – 0.7%

MEDICAL – 0.7%

Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, Overlake Hospital, 5.00%, 7/01/33	1,750,000	1,974,297

TOTAL WASHINGTON		$1,974,297

TOTAL MUNICIPAL BONDS (COST $281,361,631)		$279,361,638

ANNUAL REPORT / April 30, 2018

45	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 1.2%

Dreyfus Government Cash Management
Fund, Institutional Shares, 1.60%^	3,347,901	$3,347,901

TOTAL MONEY MARKET FUND (COST $3,347,901)		$3,347,901

TOTAL INVESTMENTS – 97.8% (COST $284,709,532)		$282,709,539

OTHER ASSETS LESS LIABILITIES – 2.2%		6,333,846

TOTAL NET ASSETS – 100.0%		$289,043,385

Cost of investments for Federal income tax purposes is $284,709,532. The net unrealized appreciation/(depreciation) of investments was $(1,999,993). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,235,528 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(4,235,521).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$279,361,638	$—	$279,361,638

Money Market Fund	3,347,901	—	—	3,347,901

Total	$3,347,901	$279,361,638	$—	$282,709,539

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGM            Assured Guaranty Municipal

BAM            Build America Mutual Assurance Company

GO              General Obligation

NATL-RE     National Public Finance Guarantee Corporation

OBG           Obligation

Q-SBLF      Qualified School Bond Loan Fund

                   University of Georgia Athletic Association

UGAAP      Project

UPMC        University of Pittsburgh Medical Center

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

46

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2018, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of
Total Net Assets
Dedicated Tax	23.1%
General Obligations	18.7%
Higher Education	12.3%
Transportation	9.4%
Airport	8.0%
Medical	6.2%
Power	5.6%
School District	4.6%
Water & Sewer	4.4%
Lease	3.3%
Housing	1.6%
Cash Equivalents[1]	1.5%
Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

Percentage of
Credit Quality Diversification[3]	Total Net Assets
AAA / Aaa	3.6%
AA / Aa	59.2%
A / A	28.2%
BBB / Baa	6.2%
Not Rated	1.5%
Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value	Value

MUNICIPAL BONDS – 97.2%

NEW YORK – 97.2%

AIRPORT – 8.0%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, Port, Airport & Marina Improvements, (175th Series), 5.00%, 12/01/23	$3,000,000	$3,355,740

Port Authority of New York & New Jersey, NY, Revenue Bonds, Airport & Marina Improvements, (194th Series), 5.00%, 10/15/30	1,000,000	1,159,440

Port Authority of New York & New Jersey, NY, Revenue Bonds, Port, Airport & Marina Improvements, (205th Series), 5.00%, 11/15/32	1,000,000	1,172,940

TOTAL AIRPORT		$5,688,120

Description	Par Value	Value

DEDICATED TAX – 23.1%

Nassau County Interim Finance Authority, NY, Refunding Revenue Bonds, (Series A)

5.00%, 11/15/21	$1,000,000	$1,102,640

5.00%, 11/15/23	1,305,000	1,467,316

New York City, NY, Transitional Finance Authority, Advance Refunding Revenue Bonds, (Series C), 5.00%, 11/01/30	2,000,000	2,340,880

New York City, NY, Transitional Finance Authority, Current Refunding, Revenue Bonds, (Series S-4A), (State Aid Withholding), 5.00%, 7/15/33	1,000,000	1,168,870

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, 5.00%, 3/15/30	2,000,000	2,337,580

ANNUAL REPORT / April 30, 2018

47	PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 3/15/32	$2,000,000	$2,311,660

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series B), 5.00%, 2/15/33	1,000,000	1,160,130

New York State Dormitory Authority, NY, Revenue Bonds, School Improvements, (Series A), 5.00%, 3/15/33	1,000,000	1,158,920

Sales Tax Asset Receivable Corp., NY, Refunding Revenue Bonds, (Series A), 5.00%, 10/15/26	3,000,000	3,461,730

TOTAL DEDICATED TAX		$16,509,726

GENERAL OBLIGATIONS – 18.7%

Monroe County, NY, GO, Public Improvements, AD Valorem Property Tax, (AGM), 5.00%, 6/01/22	2,070,000	2,285,611

Nassau County, NY, AD Valorem Property Tax, GO, Public Improvements, (Series B), 5.00%, 10/01/29	2,875,000	3,311,253

Nassau County, NY, AD Valorem Property Tax, GO, Public Improvements, (Series C), (BAM-TCRS), 5.00%, 4/01/26	1,000,000	1,163,650

New York City, NY, AD Valorem Property Tax, GO Unlimited, Advance Refunding, (Series A), 5.00%, 8/01/21	1,540,000	1,679,940

New York City, NY, AD Valorem Property Tax, GO Unlimited, Advance Refunding, (Series C), 5.00%, 8/01/23	2,000,000	2,262,240

New York State, NY, GO Unlimited, Highway Improvements, (Series E), (State Aid Withholding), 5.00%, 12/15/21	1,090,000	1,205,213

Saratoga County, NY, GO, Economic Defeasance, AD Valorem Property Tax, 5.00%, 7/15/31	1,150,000	1,433,360

TOTAL GENERAL OBLIGATIONS		$13,341,267

HIGHER EDUCATION – 12.3%

City of Albany Capital Resource Corp., NY, Refunding Bonds, Albany Law School of Union University

4.00%, 7/01/22	600,000	630,744

4.00%, 7/01/23	725,000	765,817

4.00%, 7/01/25	865,000	917,497

4.00%, 7/01/26	765,000	805,262

5.00%, 7/01/29	1,195,000	1,341,411

Monroe County Industrial Development Corp., NY, University of Rochester Project, Revenue Bonds, University & College Improvements, (Series B), 5.00%, 7/01/23	1,000,000	1,130,730

New York State Dormitory Authority, NY, Barnard College, Revenue Bonds, University & College Improvements, (Series A), 5.00%, 7/01/21	1,000,000	1,087,330

Description	Par Value	Value

New York State Dormitory Authority, NY, New York University, Advance Refunding, University & College Improvements, (Series A), 5.00%, 7/01/22	$1,890,000	$2,108,182

TOTAL HIGHER EDUCATION		$8,786,973

HOUSING – 1.6%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, UBF Facility Student Housing Corp., (AGM), 5.00%, 10/01/31	1,000,000	1,163,840

LEASE – 3.3%

Erie County, NY, IDA, Refunding Revenue Bonds, School Improvements, (State Aid Withholding), 5.00%, 5/01/30	2,000,000	2,350,520

MEDICAL – 6.2%

New York State Dormitory Authority, NY, Current Refunding, Revenue Bonds, North Shore-long Jewish Obligated Group, 5.00%, 5/01/24	1,000,000	1,140,820

New York State Dormitory Authority, NY, Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (Mount Sinai Hospital), (Series A), 5.00%, 7/01/23	1,000,000	1,058,390

New York State Dormitory Authority, NY, Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 7/01/27	2,000,000	2,271,680

TOTAL MEDICAL		$4,470,890

POWER – 5.6%

Long Island Power Authority, NY, Electric System Improvements, Refunding Revenue Bonds, (Series B), 5.00%, 9/01/25	1,000,000	1,152,000

New York State Power Authority (The), NY, Revenue Refunding Bonds, (Series A), 5.00%, 11/15/22	2,575,000	2,889,356

TOTAL POWER		$4,041,356

SCHOOL DISTRICT – 4.6%

Bay Shore Union Free School District, NY, GO Unlimited, Current Refunding, AD Valorem Property Tax, (State Aid Withholding), 5.00%, 1/15/22	1,710,000	1,890,234

Lockport City School District, NY, GO Unlimited, Refunding Notes, AD Valorem Property Tax, (State Aid Withholding), 5.00%, 8/01/24	1,210,000	1,402,874

TOTAL SCHOOL DISTRICT		$3,293,108

TRANSPORTATION – 9.4%

Metropolitan Transportation Authority, NY, Revenue Green Bonds, (Series C-1), 5.00%, 11/15/24	2,000,000	2,290,680

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (concluded)	48

Description	Par Value	Value

New York State Thruway Authority, NY, Current Refunding, Revenue Bonds, (Series L), 5.00%, 1/01/21	$3,000,000	$3,228,210

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series C-1), 5.00%, 11/15/25	1,000,000	1,180,520

TOTAL TRANSPORTATION		$6,699,410

WATER & SEWER – 4.4%

New York City Water & Sewer System, NY, Current Refunding, Municipal Water Finance, 5.00%, 6/15/28	1,150,000	1,329,101

New York City Water & Sewer System, NY, Refunding Revenue Bonds, (Series EE), 5.00%, 6/15/28	1,595,000	1,814,105

TOTAL WATER & SEWER		$3,143,206

TOTAL NEW YORK		$69,488,416

TOTAL MUNICIPAL BONDS (COST $70,535,811)		$69,488,416

Description	Number of Shares	Value

MONEY MARKET FUND – 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%^	1,094,213	$1,094,213

TOTAL MONEY MARKET FUND (COST $1,094,213)		$1,094,213

TOTAL INVESTMENTS – 98.7% (COST $71,630,024)		$70,582,629

OTHER ASSETS LESS LIABILITIES – 1.3%		906,423

TOTAL NET ASSETS – 100.0%		$71,489,052

Cost of investments for Federal income tax purposes is $71,630,024. The net unrealized appreciation/(depreciation) of investments was $(1,047,395). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $291,540 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(1,338,935).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$69,488,416	$—	$69,488,416

Money Market Fund	1,094,213	—	—	1,094,213

Total	$1,094,213	$69,488,416	$—	$70,582,629

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGM	Assured Guaranty Municipal
BAM-TCRS	Build America Mutual-Tax Credit Reporting Service
GO	General Obligation
IDA	Industrial Development Authority/Agency

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

49	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2018	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Bond Fund
ASSETS:
Investments, at identified cost	$544,998,574	$86,565,265		$57,456,254

Investments in securities, at value (Including $19,405,183, $1,139,612, and $4,783,585 of securities on loan, respectively) (Note 2)	$534,298,683	$84,966,879		$56,984,236
Income receivable	3,300,546	558,065		265,013
Receivable for shares sold	1,931,106	82,861		110,722
Receivable for investments sold	—	—		129
Prepaid assets	21,681	19,974		17,814

TOTAL ASSETS	539,552,016	85,627,779		57,377,914

LIABILITIES:
Payable for investments purchased	7,143,875	—		—
Collateral for securities on loan	19,839,811	1,164,823		4,894,101
Income distribution payable	1,044,730	149,111		76,781
Payable for shares redeemed	339,392	11,237		29,850
Payable for Trustees’ fees	6,410	6,410		6,410
Payable for distribution services fee	844	396		1,229
Payable for shareholder services fee	338	159		—
Other accrued expenses	163,114	82,345		87,278

TOTAL LIABILITIES	28,538,514	1,414,481		5,095,649

NET ASSETS	$511,013,502	$84,213,298		$52,282,265

NET ASSETS CONSIST OF:
Paid-in capital	$523,560,480	$85,795,121		$54,127,091
Undistributed (distributions in excess of) net investment income	14,868	1,178		6,699
Accumulated net realized gain (loss) on investments	(1,861,955)	15,385		(1,379,507)
Net unrealized appreciation (depreciation) of investments	(10,699,891)	(1,598,386)		(472,018)

TOTAL NET ASSETS	$511,013,502	$84,213,298		$52,282,265

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,073,582	$1,912,306		$5,972,915

Shares outstanding (unlimited shares authorized)	428,345	199,612		606,645

Net Asset Value per share	$9.51	$9.58		$9.85

Offering price per share*	$9.96 ***	$10.03	***	$10.03 **

Class I
Net Assets	$506,939,920	$82,300,992		$46,309,350

Shares outstanding (unlimited shares authorized)	54,216,037	8,585,134		4,702,757

Net Asset Value per share	$9.35	$9.59		$9.85

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/98.25 of net asset value.
***	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	50

April 30, 2018	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$284,709,532	$71,630,024

Investments in securities, at value	$282,709,539	$70,582,629
Cash	4,712,382	—
Interest receivable	3,776,498	937,170
Receivable for shares sold	543,823	135,734
Prepaid assets	25,720	15,008

TOTAL ASSETS	291,767,962	71,670,541

LIABILITIES:
Payable for investments purchased	2,102,065	—
Income distribution payable	498,028	96,364
Payable for shares redeemed	8,700	609
Payable for Trustees’ fees	6,410	6,410
Payable for distribution services fee	6,046	3,074
Other accrued expenses	103,328	75,032

TOTAL LIABILITIES	2,724,577	181,489

NET ASSETS	$289,043,385	$71,489,052

NET ASSETS CONSIST OF:
Paid-in capital	$291,724,164	$71,871,484
Undistributed (distributions in excess of) net investment income	(1,555)	(60)
Accumulated net realized gain (loss) on investments	(679,231)	665,023
Net unrealized appreciation (depreciation) of investments	(1,999,993)	(1,047,395)

TOTAL NET ASSETS	$289,043,385	$71,489,052

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$29,109,617	$14,862,561

Shares outstanding (unlimited shares authorized)	2,277,274	1,460,076

Net Asset Value per share	$12.78	$10.18

Offering price per share*	$13.38 ***	$10.66 ***

Class I
Net Assets	$259,933,768	$56,626,491

Shares outstanding (unlimited shares authorized)	20,327,036	5,559,734

Net Asset Value per share	$12.79	$10.19

*	See “How are Shares Priced?” in the Prospectus.

***	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

51	STATEMENTS OF OPERATIONS

Year Ended April 30, 2018	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund	Wilmington Short-Term Bond Fund
INVESTMENT INCOME:
Dividends	$26,780	$7,895	$1,083
Interest	13,623,463	2,349,652	1,232,764
Securities lending income	12,856	6,640	6,010

TOTAL INVESTMENT INCOME	13,663,099	2,364,187	1,239,857

EXPENSES:
Investment advisory fee	2,266,126	428,565	255,620
Administrative personnel and services fees	163,493	30,948	20,754
Portfolio accounting and administration fees	136,637	43,715	31,900
Transfer and dividend disbursing agent fees and expenses	103,114	5,616	30,069
Trustees’ fees	62,231	62,231	62,231
Professional fees	80,582	79,581	77,974
Distribution services fee—Class A	10,851	6,104	15,685
Shareholder services fee—Class A	10,851	6,104	15,685
Shareholder services fee— Class I	1,248,105	231,987	144,077
Share registration costs	33,219	31,043	30,166
Printing and postage	25,967	5,438	6,623
Custodian fees	17,202	6,158	6,181
Miscellaneous	63,248	32,415	29,576

TOTAL EXPENSES	4,221,626	969,905	726,541

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(281,338)	(231,909)	(244,349)
Waiver of shareholder services fee—Class A	(7,196)	(4,603)	(15,685)
Waiver of shareholder services fee—Class I	(1,248,105)	(231,987)	(144,077)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,536,639)	(468,499)	(404,111)

Net expenses	2,684,987	501,406	322,430

Net investment income	10,978,112	1,862,781	917,427

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	175,633	230,533	(144,918)
Net change in unrealized appreciation (depreciation) of investments	(13,772,908)	(2,489,840)	(647,355)

Net realized and unrealized gain (loss) on investments	(13,597,275)	(2,259,307)	(792,273)

Change in net assets resulting from operations	$(2,619,163)	$(396,526)	$125,154

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	52

		Wilmington
	Wilmington	New York
	Municipal Bond	Municipal Bond
Year Ended April 30, 2018	Fund	Fund
INVESTMENT INCOME:
Dividends	$82,491	$26,527
Interest	7,086,963	1,773,449

TOTAL INVESTMENT INCOME	7,169,454	1,799,976

EXPENSES:
Investment advisory fee	1,321,009	357,651
Administrative personnel and services fees	95,294	25,809
Portfolio accounting and administration fees	88,548	31,968
Transfer and dividend disbursing agent fees and expenses	22,051	15,000
Trustees’ fees	62,231	62,230
Professional fees	73,962	74,337
Distribution services fee—Class A	78,343	40,126
Shareholder services fee—Class A	78,343	40,126
Shareholder services fee— Class I	655,549	158,568
Share registration costs	32,369	11,730
Printing and postage	8,532	7,870
Custodian fees	4,932	1,797
Miscellaneous	47,088	30,570

TOTAL EXPENSES	2,568,251	857,782

Waiver/reimbursement by investment advisor	(317,583)	(152,428)
Waiver of shareholder services fee—Class A	(78,343)	(40,126)
Waiver of shareholder services fee—Class I	(655,549)	(158,568)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,051,475)	(351,122)

Net expenses	1,516,776	506,660

Net investment income	5,652,678	1,293,316

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	2,469,760	1,340,727
Net change in unrealized appreciation (depreciation) of investments	(8,301,500)	(2,892,970)

Net realized and unrealized gain (loss) on investments	(5,831,740)	(1,552,243)

Change in net assets resulting from operations	$(179,062)	$(258,927)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

53	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington		Wilmington
	Broad Market Bond Fund		Intermediate-Term Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2018	2017	2018	2017
OPERATIONS:
Net investment income	$10,978,112	$9,735,682	$1,862,781	$2,176,062
Net realized gain (loss) on investments	175,633	317,333	230,533	300,634
Net change in unrealized appreciation (depreciation) of investments	(13,772,908)	(7,764,099)	(2,489,840)	(1,854,852)

Change in net assets resulting from operations	(2,619,163)	2,288,916	(396,526)	621,844

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(86,221)	(88,674)	(40,394)	(41,156)
Class I	(11,604,433)	(10,729,750)	(1,824,838)	(2,138,110)
Distributions from net realized gain on investments
Class A	—	—	(5,956)	(4,184)
Class I	—	—	(232,850)	(179,465)

Change in net assets resulting from distributions to shareholders	(11,690,654)	(10,818,424)	(2,104,038)	(2,362,915)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	26,255	48,174	3,512	1,774
Class I	123,823,977	230,617,419	22,853,505	60,818,336
Distributions reinvested
Class A	68,328	68,265	37,201	37,289
Class I	6,925,421	6,528,748	798,968	1,054,059
Cost of shares redeemed
Class A	(405,179)	(747,073)	(828,533)	(743,135)
Class I	(112,802,914)	(135,479,448)	(66,019,261)	(53,474,057)

Change in net assets resulting from share transactions	17,635,888	101,036,085	(43,154,608)	7,694,266

Change in net assets	3,326,071	92,506,577	(45,655,172)	5,953,195
NET ASSETS:
Beginning of year	507,687,431	415,180,854	129,868,470	123,915,275

End of year	$511,013,502	$507,687,431	$84,213,298	$129,868,470

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$14,868	$22,868	$1,178	$1,005

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	2,723	4,793	356	178
Class I	12,923,853	23,628,508	2,336,918	6,102,828
Distributions reinvested
Class A	7,009	6,899	3,792	3,749
Class I	722,909	671,428	81,408	105,977
Shares redeemed
Class A	(41,597)	(75,015)	(84,494)	(74,369)
Class I	(11,735,987)	(13,924,822)	(6,691,958)	(5,367,645)

Net change in shares outstanding	1,878,910	10,311,791	(4,353,978)	770,718

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	54

	Wilmington		Wilmington
	Short-Term Bond Fund		Municipal Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2018	2017	2018	2017
OPERATIONS:
Net investment income	$917,427	$1,154,399	$5,652,678	$5,695,928
Net realized gain (loss) on investments	(144,918)	253,519	2,469,760	866,344
Net change in unrealized appreciation (depreciation) of investments	(647,355)	(666,354)	(8,301,500)	(8,426,840)

Change in net assets resulting from operations	125,154	741,564	(179,062)	(1,864,568)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(86,368)	(85,741)	(532,549)	(560,888)
Class I	(934,204)	(1,337,526)	(5,119,823)	(5,135,036)
Distributions from net realized gain on investments
Class A	—	—	(246,324)	(240,362)
Class I	—	—	(2,052,845)	(1,970,473)

Change in net assets resulting from distributions to shareholders	(1,020,572)	(1,423,267)	(7,951,541)	(7,906,759)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	140,002	224,054	211,194	152,526
Class I	9,622,841	14,520,284	60,767,426	80,366,577
Distributions reinvested
Class A	55,187	58,870	568,746	602,054
Class I	679,152	752,694	2,872,039	2,786,214
Cost of shares redeemed
Class A	(760,111)	(1,398,588)	(2,780,928)	(5,934,497)
Class I	(27,893,172)	(110,478,733)	(60,240,237)	(78,471,180)

Change in net assets resulting from share transactions	(18,156,101)	(96,321,419)	1,398,240	(498,306)

Change in net assets	(19,051,519)	(97,003,122)	(6,732,363)	(10,269,633)
NET ASSETS:
Beginning of year	71,333,784	168,336,906	295,775,748	306,045,381

End of year	$52,282,265	$71,333,784	$289,043,385	$295,775,748

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$6,699	$9,807	$(1,555)	$(108)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	14,071	22,404	15,956	11,480
Class I	967,243	1,448,952	4,629,922	6,033,791
Distributions reinvested
Class A	5,552	5,869	43,335	45,682
Class I	68,301	75,030	218,695	213,107
Shares redeemed
Class A	(76,385)	(139,321)	(213,100)	(445,735)
Class I	(2,807,714)	(10,994,293)	(4,587,719)	(5,954,323)

Net change in shares outstanding	(1,828,932)	(9,581,359)	107,089	(95,998)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

55	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment income	$1,293,316	$1,465,100
Net realized gain (loss) on investments	1,340,727	859,871
Net change in unrealized appreciation (depreciation) of investments	(2,892,970)	(2,829,526)

Change in net assets resulting from operations	(258,927)	(504,555)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(229,001)	(282,541)
Class I	(1,064,406)	(1,182,549)
Distributions from net realized gain on investments
Class A	(234,152)	(172,832)
Class I	(944,746)	(618,377)

Change in net assets resulting from distributions to shareholders	(2,472,305)	(2,256,299)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	225,092	100,841
Class I	10,139,776	20,000,921
Distributions reinvested
Class A	305,080	303,265
Class I	1,344,922	1,164,646
Cost of shares redeemed
Class A	(2,665,312)	(2,418,986)
Class I	(20,674,090)	(14,746,019)

Change in net assets resulting from share transactions	(11,324,532)	4,404,668

Change in net assets	(14,055,764)	1,643,814
NET ASSETS:
Beginning of year	85,544,816	83,901,002

End of year	$71,489,052	$85,544,816

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(60)	$31

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	21,343	9,390
Class I	962,120	1,863,546
Distributions reinvested
Class A	29,127	28,657
Class I	128,330	110,131
Shares redeemed
Class A	(252,490)	(226,497)
Class I	(1,964,972)	(1,373,629)

Net change in shares outstanding	(1,076,542)	411,598

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	56

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS A	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014
Net Asset Value, Beginning of Year	$9.78	$9.94	$9.95	$9.80	$10.19
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.16	0.18	0.17	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.14)	0.02	0.19	(0.21)

Total Income (Loss) From Operations	(0.08)	0.02	0.20	0.36	(0.01)

Less Distributions From:
Net Investment Income	(0.19)	(0.18)	(0.20)	(0.19)	(0.23)
Net Realized Gains	—	—	(0.01)	(0.02)	(0.15)

Total Distributions	(0.19)	(0.18)	(0.21)	(0.21)	(0.38)

Net Asset Value, End of Year	$9.51	$9.78	$9.94	$9.95	$9.80

Total Return(b)	(0.81)%	0.22%	2.03%	3.69%	(0.03)%
Net Assets, End of Year (000’s)	$4,074	$4,503	$5,206	$5,726	$5,983
Ratios to Average Net Assets
Gross Expense	1.09%	1.09%	1.10%	1.12%	1.15%
Net Expenses(c)	0.87%	0.89%	0.88%	0.94%	0.98%
Net Investment Income	1.82%	1.62%	1.85%	1.74%	2.09%
Portfolio Turnover Rate	34%	32%	44%	45%	113%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014
Net Asset Value, Beginning of Year	$9.62	$9.78	$9.79	$9.63	$10.03
Income (Loss) From Operations:
Net Investment Income(a)	0.21	0.19	0.21	0.20	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.14)	0.02	0.20	(0.22)

Total Income (Loss) From Operations	(0.05)	0.05	0.23	0.40	0.01

Less Distributions From:
Net Investment Income	(0.22)	(0.21)	(0.23)	(0.22)	(0.26)
Net Realized Gains	—	—	(0.01)	(0.02)	(0.15)

Total Distributions	(0.22)	(0.21)	(0.24)	(0.24)	(0.41)

Net Asset Value, End of Year	$9.35	$9.62	$9.78	$9.79	$9.63

Total Return(b)	(0.52)%	0.54%	2.38%	4.19%	0.16%
Net Assets, End of Year (000’s)	$506,940	$503,184	$409,975	$413,310	$246,525
Ratios to Average Net Assets
Gross Expense	0.84%	0.84%	0.85%	0.88%	0.92%
Net Expenses(c)	0.53%	0.55%	0.55%	0.60%	0.65%
Net Investment Income	2.18%	1.96%	2.15%	2.07%	2.41%
Portfolio Turnover Rate	34%	32%	44%	45%	113%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

57	FINANCIAL HIGHLIGHTS (continued) For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$9.88	$10.01	$10.02	$10.10	$10.60
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.13	0.13	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(0.27)	(0.12)	0.03	0.09	(0.19)

Total Income (Loss) From Operations	(0.11)	0.01	0.16	0.22	(0.05)

Less Distributions From:
Net Investment Income	(0.16)	(0.13)	(0.13)	(0.13)	(0.15)
Net Realized Gains	(0.03)	(0.01)	(0.04)	(0.17)	(0.30)

Total Distributions	(0.19)	(0.14)	(0.17)	(0.30)	(0.45)

Net Asset Value, End of Year	$9.58	$9.88	$10.01	$10.02	$10.10

Total Return(b)	(1.14)%	0.16%	1.62%	2.14%	(0.40)%
Net Assets, End of Year (000’s)	$1,912	$2,765	$3,509	$4,389	$5,279
Ratios to Average Net Assets
Gross Expense	1.26%	1.18%	1.18%	1.15%	1.12%
Net Expenses(c)	0.83%	0.86%	0.85%	0.89%	0.91%
Net Investment Income	1.65%	1.32%	1.34%	1.25%	1.38%
Portfolio Turnover Rate	30%	39%	32%	45%	43%

CLASS I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$9.88	$10.02	$10.03	$10.10	$10.60
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.17	0.17	0.16	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.13)	0.03	0.10	(0.18)

Total Income (Loss) From Operations	(0.07)	0.04	0.20	0.26	(0.01)

Less Distributions From:
Net Investment Income	(0.19)	(0.17)	(0.17)	(0.16)	(0.19)
Net Realized Gains	(0.03)	(0.01)	(0.04)	(0.17)	(0.30)

Total Distributions	(0.22)	(0.18)	(0.21)	(0.33)	(0.49)

Net Asset Value, End of Year	$9.59	$9.88	$10.02	$10.03	$10.10

Total Return(b)	(0.72)%	0.40%	1.94%	2.57%	(0.09)%
Net Assets, End of Year (000’s)	$82,301	$127,103	$120,406	$126,574	$136,516
Ratios to Average Net Assets
Gross Expense	1.01%	0.93%	0.93%	0.93%	0.91%
Net Expenses(c)	0.52%	0.53%	0.53%	0.57%	0.60%
Net Investment Income	1.96%	1.66%	1.66%	1.57%	1.69%
Portfolio Turnover Rate	30%	39%	32%	45%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued) For a share outstanding throughout each year ended April 30, unless otherwise noted:	58

WILMINGTON SHORT-TERM BOND FUND

CLASS A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$9.99	$10.07	$10.10	$10.23	$10.33
Income (Loss) From Operations:
Net Investment Income(a)	0.12	0.10	0.07	0.07	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	(0.06)	0.02	(0.02)	0.00 (b)
Total Income (Loss) From Operations	0.00 (b)	0.04	0.09	0.05	0.07
Less Distributions From:
Net Investment Income	(0.14)	(0.12)	(0.10)	(0.06)	(0.08)
Net Realized Gains	—	—	(0.02)	(0.12)	(0.09)
Total Distributions	(0.14)	(0.12)	(0.12)	(0.18)	(0.17)
Net Asset Value, End of Year	$9.85	$9.99	$10.07	$10.10	$10.23

Total Return(c)	(0.03)%	0.43%	0.87%	0.51%	0.68%
Net Assets, End of Year (000’s)	$5,973	$6,628	$7,796	$10,495	$2,785
Ratios to Average Net Assets
Gross Expense	1.37%	1.23%	1.11%	1.17%	1.19%
Net Expenses(d)	0.73%	0.73%	0.73%	0.78%	0.83%
Net Investment Income	1.22%	0.96%	0.71%	0.71%	0.64%
Portfolio Turnover Rate	42%	72%	104%	138%	196%

CLASS I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$9.99	$10.07	$10.10	$10.23	$10.33
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.12	0.10	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.05)	0.01	0.00 (b)	0.00 (b)
Total Income (Loss) From Operations	0.02	0.07	0.11	0.08	0.09
Less Distributions From:
Net Investment Income	(0.16)	(0.15)	(0.12)	(0.09)	(0.10)
Net Realized Gains	—	—	(0.02)	(0.12)	(0.09)
Total Distributions	(0.16)	(0.15)	(0.14)	(0.21)	(0.19)
Net Asset Value, End of Year	$9.85	$9.99	$10.07	$10.10	$10.23

Total Return(c)	0.22%	0.68%	1.12%	0.76%	0.90%
Net Assets, End of Year (000’s)	$46,309	$64,706	$160,541	$166,939	$165,057
Ratios to Average Net Assets
Gross Expense	1.11%	0.98%	0.86%	0.96%	0.97%
Net Expenses(d)	0.48%	0.48%	0.48%	0.56%	0.61%
Net Investment Income	1.46%	1.19%	0.97%	0.81%	0.86%
Portfolio Turnover Rate	42%	72%	104%	138%	196%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

59	FINANCIAL HIGHLIGHTS (continued) For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$13.14	$13.54	$13.41	$13.40	$13.75
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.22	0.23	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.31)	0.37	0.13	(0.23)
Total Income (Loss) From Operations	(0.04)	(0.09)	0.60	0.38	0.04
Less Distributions From:
Net Investment Income	(0.22)	(0.22)	(0.23)	(0.25)	(0.27)
Net Realized Gains	(0.10)	(0.09)	(0.24)	(0.12)	(0.12)
Total Distributions	(0.32)	(0.31)	(0.47)	(0.37)	(0.39)
Net Asset Value, End of Year	$12.78	$13.14	$13.54	$13.41	$13.40

Total Return(b)	(0.29)%	(0.65)%	4.55%	2.83%	0.37%
Net Assets, End of Year (000’s)	$29,109	$31,951	$38,182	$41,607	$17,128
Ratios to Average Net Assets
Gross Expense	1.10%	1.09%	1.09%	1.12%	1.14%
Net Expenses(c)	0.74%	0.74%	0.74%	0.79%	0.86%
Net Investment Income	1.70%	1.62%	1.69%	1.84%	2.00%
Portfolio Turnover Rate	79%	40%	32%	50%	38%

CLASS I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$13.15	$13.55	$13.42	$13.40	$13.76
Income (Loss) From Operations:
Net Investment Income(a)	0.26	0.25	0.26	0.28	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.31)	0.37	0.15	(0.24)
Total Income (Loss) From Operations	0.00 (d)	(0.06)	0.63	0.43	0.06
Less Distributions From:
Net Investment Income	(0.26)	(0.25)	(0.26)	(0.29)	(0.30)
Net Realized Gains	(0.10)	(0.09)	(0.24)	(0.12)	(0.12)
Total Distributions	(0.36)	(0.34)	(0.50)	(0.41)	(0.42)
Net Asset Value, End of Year	$12.79	$13.15	$13.55	$13.42	$13.40

Total Return(b)	(0.03)%	(0.39)%	4.81%	3.17%	0.55%
Net Assets, End of Year (000’s)	$259,934	$263,825	$267,864	$259,904	$199,503
Ratios to Average Net Assets
Gross Expense	0.85%	0.84%	0.84%	0.88%	0.89%
Net Expenses(c)	0.49%	0.49%	0.49%	0.55%	0.61%
Net Investment Income	1.95%	1.87%	1.94%	2.11%	2.25%
Portfolio Turnover Rate	79%	40%	32%	50%	38%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(d)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements.

April 30, 2018 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded) For a share outstanding throughout each year ended April 30, unless otherwise noted:	60

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$10.56	$10.91	$10.66	$10.56	$10.75
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.16	0.19	0.21	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)	(0.25)	0.27	0.10	(0.19)
Total Income (Loss) From Operations	(0.07)	(0.09)	0.46	0.31	0.00
Less Distributions From:
Net Investment Income	(0.15)	(0.16)	(0.19)	(0.21)	(0.19)
Net Realized Gains	(0.16)	(0.10)	(0.02)	—	—
Total Distributions	(0.31)	(0.26)	(0.21)	(0.21)	(0.19)
Net Asset Value, End of Year	$10.18	$10.56	$10.91	$10.66	$10.56

Total Return(b)	(0.75)%	(0.81)%	4.32%	2.91%	0.04%
Net Assets, End of Year (000’s)	$14,863	$17,554	$20,197	$22,691	$24,301
Ratios to Average Net Assets
Gross Expense	1.28%	1.24%	1.22%	1.22%	1.21%
Net Expenses(c)	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income	1.43%	1.50%	1.76%	1.93%	1.79%
Portfolio Turnover Rate	64%	32%	24%	31%	34%
CLASS I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$10.57	$10.92	$10.67	$10.57	$10.76
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.19	0.22	0.23	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)	(0.25)	0.27	0.10	(0.18)
Total Income (Loss) From Operations	(0.04)	(0.06)	0.49	0.33	0.03
Less Distributions From:
Net Investment Income	(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Net Realized Gains	(0.16)	(0.10)	(0.02)	—	—
Total Distributions	(0.34)	(0.29)	(0.24)	(0.23)	(0.22)
Net Asset Value, End of Year	$10.19	$10.57	$10.92	$10.67	$10.57

Total Return(b)	(0.50)%	(0.55)%	4.58%	3.17%	0.30%
Net Assets, End of Year (000’s)	$56,626	$67,991	$63,704	$63,702	$69,325
Ratios to Average Net Assets
Gross Expense	1.03%	0.99%	0.98%	0.97%	0.96%
Net Expenses(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income	1.68%	1.75%	2.01%	2.18%	2.05%
Portfolio Turnover Rate	64%	32%	24%	31%	34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

61	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2018

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)(d)	The Fund seeks to provide current income.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d) Diversified

(n) Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the year. As of April 30, 2018, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	62

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund
Barclays Capital, Inc.	$977,141	$977,141	$—	$—
Daiwa Capital Markets America	3,772,534	3,772,534	—	—
HSBC Securities USA, Inc.	3,772,534	3,772,534	—	—
NBC Global Finance Ltd.	3,772,534	3,772,534	—	—
Nomura Securities International, Inc.	3,772,534	3,772,534	—	—
RBC Dominion Securities, Inc.	3,772,534	3,772,534	—	—

	$19,839,811	$19,839,811	$—	$—

Intermediate-Term Bond Fund
Barclays Capital, Inc.	56,128	56,128	—	—
Daiwa Capital Markets America	221,739	221,739	—	—
NBC Global Finance Ltd.	221,739	221,739	—	—
Nomura Securities International, Inc.	221,739	221,739	—	—
RBC Dominion Securities, Inc.	221,739	221,739	—	—
TD Securities, Inc.	221,739	221,739	—	—

	$1,164,823	$1,164,823	$—	$—

Short-Term Bond Fund
Barclays Capital, Inc.	241,616	241,616	—	—
Daiwa Capital Markets America	930,497	930,497	—	—
NBC Global Finance Ltd.	930,497	930,497	—	—
Nomura Securities International, Inc.	930,497	930,497	—	—
RBC Dominion Securities, Inc.	930,497	930,497	—	—
TD Securities, Inc.	930,497	930,497	—	—

	$4,894,101	$4,894,101	$—	$—

(1)The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

ANNUAL REPORT / April 30, 2018

63	NOTES TO FINANCIAL STATEMENTS (continued)

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2018, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2018.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	64

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2018, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund	$19,405,183	$19,405,183	$—
Intermediate-Term Bond Fund	1,139,612	1,139,612	—
Short-Term Bond Fund	4,783,585	4,783,585	—

(1)Collateral with a value of $19,839,811, $1,164,823 and $4,894,101, respectively, has been received in connection with securities lending transactions.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2017, 2016, and 2015, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, amortization on debt securities and capital gain or loss as a result of paydown activity. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

For the year ended April 30, 2018, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Broad Market Bond Fund	$—	$704,542	$(704,542)
Intermediate-Term Bond Fund	—	2,624	(2,624)
Short-Term Bond Fund	(108,426)	100,037	8,389
Municipal Bond Fund	—	(1,753)	1,753

The permanent differences identified and reclassified were primarily attributable to the tax treatment of distributions and the expiration of capital loss carryforwards.

The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	Ordinary Income*	2018 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2017 Tax Exempt Income	Long-Term Capital Gains
Broad Market Bond Fund	$11,690,654	$—	$—	$10,818,424	$—	$—
Intermediate-Term Bond Fund	1,865,232	—	238,806	2,311,341	—	51,574
Short-Term Bond Fund	1,020,572	—	—	1,423,267	—	—
Municipal Bond Fund	72,377	5,581,748	2,297,416	508,734	5,683,961	1,714,064
New York Municipal Bond Fund	86,820	1,270,962	1,114,523	29,552	1,456,787	769,960

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

ANNUAL REPORT / April 30, 2018

65	NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
Broad Market
Bond Fund	$1,059,598	$—	$—	$(1,044,730)	$(10,699,891)	$(1,861,955)	$—
Intermediate-Term
Bond Fund	150,289	—	31,638	(149,111)	(1,614,639)	—	—
Short-Term
Bond Fund	83,480	—	—	(76,781)	(475,601)	(1,375,924)	—
Municipal Bond
Fund	—	496,473	—	(498,028)	(1,999,993)	—	(679,231)
New York Municipal
Bond Fund	—	96,304	719,746	(96,367)	(1,047,395)	—	(54,720)

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2018 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses
Municipal Bond Fund	$—	$897,921	$(218,690)
New York Municipal Bond
Fund	—	54,720	—

At April 30, 2018, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
Broad Market Bond Fund	$544,356	$1,317,599	$1,861,955
Short-Term Bond Fund	621,402	754,522	1,375,924

The following Fund had capital loss carryforwards expired during the year ended April 30, 2018:

Fund	Capital Loss Carryforwards Expired
Short-Term Bond Fund	$108,426

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.45%
Intermediate-Term Bond Fund	0.45%
Short-Term Bond Fund	0.40%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	66

WFMC and the Funds’ shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

Effective January 2, 2018, the contractual expense limitations are as follows:

Fund	Contractual Expense Limitations
	Class A	Class I
Broad Market Bond Fund	0.84%	0.49%
Intermediate-Term Bond Fund	0.84%	0.49%
Short-Term Bond Fund	0.73%	0.48%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.83%	0.58%

Prior to January 2, 2018, the contractual expense limitations were as follows:

Fund	Contractual Expense Limitations
	Class A	Class I
Broad Market Bond Fund	0.90%	0.55%
Intermediate-Term Bond Fund	0.88%	0.53%
Short-Term Bond Fund	0.73%	0.48%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.84%	0.59%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. Effective October 1, 2017, the fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

Prior to October 1, 2017, the administrative fees were as follows:

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2018, neither WFMC nor BNYM waived any administrative fees.

ANNUAL REPORT / April 30, 2018

67	NOTES TO FINANCIAL STATEMENTS (continued)

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2018, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$ 7,621
Intermediate-Term Bond Fund	3,358
Short-Term Bond Fund	10,907
Municipal Bond Fund	68,763
New York Municipal Bond Fund	36,150

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2018, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Broad Market Bond Fund	$ 374
Short-Term Bond Fund	407
Municipal Bond Fund	1,794
New York Municipal Bond Fund	6,221

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2018, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$2,701
Intermediate-Term Bond Fund	1,114

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	68

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2018 were as follows:

	Investments
Fund	Purchases	Sales
Broad Market Bond Fund	$155,592,020	$160,404,046
Intermediate-Term Bond Fund	18,049,682	43,380,146
Short-Term Bond Fund	9,591,598	22,384,316
Municipal Bond Fund	223,977,999	222,153,220
New York Municipal Bond Fund	48,731,501	57,468,650

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2018 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Broad Market Bond Fund	$25,986,219	$7,257,501
Intermediate-Term Bond Fund	10,000,968	29,220,875
Short-Term Bond Fund	16,499,595	17,982,284

6.	CONCENTRATION OF RISK

Since New York Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2018, 6.5% of New York Municipal Bond Fund’s total market value of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

7.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Funds did not utilize the LOC during the year ended April 30, 2018.

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2018

69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS WILMINGTON BROAD MARKET BOND FUND, WILMINGTON INTERMEDIATE-TERM BOND FUND, WILMINGTON SHORT-TERM BOND FUND, WILMINGTON MUNICIPAL BOND FUND AND WILMINGTON NEW YORK MUNICIPAL BOND FUND AND BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (collectively referred to as the “Funds”) (five of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolios of investments, as of April 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting the Wilmington Funds) at April 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds’ investment companies since 1986.

Philadelphia, Pennsylvania

June 27, 2018

April 30, 2018 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFECERS	70

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015	Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Director of M&T Bank Corporation and M&T Bank (2011 to 2012); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Senior Vice President, Wilmington Trust Corporation (2015 to present); Chief Operating Officer, Wilmington Trust Corporation (2012 to present); Senior Vice President, M&T Bank.

Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President, Wilmington Retirement (2012 to 2015); President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); President, Mid-Atlantic Region Wealth Advisory Services, M&T Bank (2011 to 2013)

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

ANNUAL REPORT / April 30, 2018 (unaudited)

71	BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust (through 6/17); The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Director, FS Investment Corporation (business development company) (2007 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Managing Director, Head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage) (2003 to 2009).

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania) (through 2012).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to 2016); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).

April 30, 2018 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	72

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Administrative Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017

Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President, Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2018 (unaudited)

73	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2018 (unaudited) / ANNUAL REPORT

74

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors” 2.) Click on the link “Sign up for Electronic Delivery”

3.)	Login to your account or create new user ID

4.)	Select E-Delivery Consent from the available options, and

5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2018

75

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2018 / ANNUAL REPORT

76

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2018

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wilmington funds

april 30,2018

PRESIDENT’S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Money Market Funds

Wilmington U.S. Government Money Market Fund Wilmington U.S. Treasury Money Market Fund

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

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    i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2017, through April 30, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The U.S. economy has shown strength over the past year, with the second, third, and fourth quarters of 2018 exhibiting the strongest growth since 2015. Following the disappointment of Congress’s inability to pass comprehensive healthcare reform, Republicans redeemed themselves by passing the Tax Cuts and Jobs Act in December of 2017, which contributed to surging confidence from consumers and businesses alike. The Institute of Supply Management (“ISM”) Manufacturing Purchasing Managers Index (“PMI”)1 peaked at 60.8 in February 2018—the highest level since 2004. Also in February, the Conference Board’s measure of consumer confidence reached the highest levels since 2000. Yet against this euphoric backdrop, Core Personal Consumption Expenditure (“PCE”) inflation held below the Federal Reserve’s 2% target and has only recently accelerated. As a result, the “goldilocks” (not too hot, not too cold) characterization of the U.S. economy has continued to ring true, with economic data for much of the fiscal year meeting or exceeding expectations, but not coming in so strong as to force the hand of the Federal Reserve into accelerating monetary policy tightening. In our estimation, the U.S. economy will grow at a pace of approximately 3% in 2018, with 0.5–0.75% of that attributable to tax cuts.

We are increasingly aware that the U.S. is closer to the end of the business cycle than to the beginning. The U.S. economic expansion is officially the second-longest on record. The labor market is tight by multiple measures, and the Federal Reserve is in the midst of a rate-hiking campaign (although it continues to move gradually). This has led short-maturity interest rates higher and contributed to the flattening of the yield curve; at the time of writing, the yield curve is less than 45 basis points (0.45%) away from inverting. (An inverted yield curve has preceded each of the last five recessions.) We do not view a U.S. recession as imminent but consider the U.S. economy in the later stages of the economic cycle.

Moving beyond U.S. borders, the past year has marked a period of synchronized global growth. The eurozone far surpassed growth expectations in 2017, with measures of loan growth, business expansion, and consumer confidence accelerating in the second half of 2017. Japan has printed a string of eight positive quarters of GDP growth, the longest such stretch since the 1990s. Emerging markets have also benefited from robust global demand and rising oil prices, which have increased nearly 50% over the past year. Some of this momentum cooled as the calendar turned on the new year. We still see economic growth as having legs, but the pace of growth across the board has decelerated, particularly relative to elevated expectations. We are watching carefully for signs of a more sustained slowdown, which would challenge our overall view.

Bond markets

The past year has been a challenging one for bond investors. For the fiscal year through January, bonds were holding their value and even posting modest single-digit total returns. However, inflationary fears began to emerge in the first quarter of 2018, sending the yield on the 10-year U.S. Treasury above 3% by the end of April. This was the first time the 10-year yield breached 3% since the end of 2013. The upward move in the short end of the yield curve has been even more dramatic and, as mentioned above, the yield curve has flattened alongside three rate hikes from the Fed (in June, December, and March). Higher yields have weighed on the price return of bonds, particularly for short-to-intermediate maturities. The Bloomberg Barclays U.S. Treasury Bond Index2 has returned -1.07% over the period.

Investment-grade credit spreads remain tight but have increased in 2018. Spread stabilization and lower supply in coming months should support valuations. High-yield bond credit spreads to Treasuries remain quite low relative to history, despite higher volatility in 2018 and fund outflows from the asset class. Defaults are expected to remain low in the coming year.

For the 12-month period May 1, 2017 to April 30, 2018, certain Bloomberg indices performed as follows3:

Bloomberg Barclays U.S. Treasury Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
-1.07%	-0.32%	0.65%	1.56%	3.26%

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

ii

Equity markets

The synchronized global growth discussed earlier acted as a rising tide lifting all equity boats for most of the year, and equity markets enjoyed extremely low levels of volatility through January. U.S. equities were propelled by a healthy consumer, low inflation, a weakening dollar, and tax cuts. As strong as U.S. equity returns were, those of developed international and emerging economies were even better, particularly in U.S. dollar terms. However, equity markets experienced several hiccups in recent months. Concerns have mounted regarding higher inflation, regulations on technology companies, and protectionism, all of which have weighed on global equities and contributed to higher volatility in 2018. Additionally, the positive tailwind for U.S. and emerging markets equities coming from a weaker dollar will fade, as the U.S. dollar has reversed this year’s weakness. The dollar is 0.4% stronger year to date through April and increased 2.7% in the last two weeks of April alone. Equity markets have been choppier of late, but valuations are not overly concerning (though they are higher than 10-year averages across a number of regions), and we continue to believe the economic fundamentals are encouraging going forward. Therefore, we maintain our preference for stocks over bonds.

For the 12-month period May 1, 2017 to April 30, 2018, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
13.27%	11.54%	14.51%	21.71%

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

Sincerely,

Christopher D. Randall
President
May 25, 2018

April 30, 2018 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1. ISM Manufacturing PMI Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies. For each of the indicators measured (New Orders, Backlog of Orders, New Export Orders, Imports, Production, Supplier Deliveries, Inventories, Customers Inventories, Employment, and Prices), this report shows the percentage reporting each response, the net difference between the number of responses in the positive economic direction and the negative economic direction and the diffusion index. Responses are raw data and are never changed.

2. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8. The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2018 (unaudited)

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

The Federal Reserve (“The Fed”) continued to “normalize” short-term interest rates by raising the Fed Funds target three times over the past fiscal year. The target now stands at 1.5% to 1.75%, which is  3/4 of a percent higher than this time last year. The Fed has acknowledged that the economic outlook has strengthened and that inflation is expected to move higher, and then stabilize around their 2% objective. The economy expanded for the 8th consecutive year as Gross Domestic Product (“GDP”) increased at a 2.9% rate for the year ended March 31, 2018, marking the fastest pace of growth since 2015. Equipment investment by corporations aided economic growth. The consumer continued to benefit from the strong job market. The unemployment rate declined to its lowest level since 2000, to a rate of 3.9% this past month. However, wage pressure remains moderate with wages only increasing at a 2.6% rate over the past year. The core Consumer Price Index (“CPI”) has recently started to move higher and is now at 2.1%.

In response to the Fed tightening monetary policy and the expectation for the Fed to raise interest rates at least two more times in 2018, interest rates have moved higher. The yield curve has also flattened over the past year. The 3-Month London Interbank Offered Rate (“LIBOR”) climbed nearly 120 basis points to 2.37% while the 2-year Treasury yield almost doubled rising to a yield of 2.49% as of April 30, 2018, its highest yield since 2008. The 10-year Treasury yield rose by 2/3 of a percent to 2.95%, its highest yield since 2014.

Looking forward, we expect the Fed to raise interest rates either two or three additional times in 2018 and for the yield curve to continue to flatten with shorter-term interest rates moving higher than longer-term interest rates.

The change in key interest rates over the last twelve months is presented below.

	4/30/17	10/31/17	4/30/18

Federal Fund Target	0.75% - 1.00%	1.00% - 1.25%	1.50% - 1.75%

3-Month LIBOR	1.172%	1.385%	2.363%

2-Year Treasury Note	1.28%	1.60%	2.49%

10-Year Treasury Note	2.29%	2.38%	2.95%

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal April 30, 2018:

Wilmington U.S. Government Money Market Fund – Administrative Class	0.56%
Wilmington U.S. Government Money Market Fund – Institutional Class	0.91%
Wilmington U.S. Government Money Market Fund – Select Class	0.81%
Wilmington U.S. Government Money Market Fund – Service Class	0.41%
iMoneyNet, Inc. Government & Agency Institutional Average	0.85%
Lipper U.S. Government Money Market Funds Average	0.79%
Wilmington U.S. Treasury Money Market Fund – Administrative Class	0.57%
Wilmington U.S. Treasury Money Market Fund – Select Class	0.82%
Wilmington U.S. Treasury Money Market Fund – Service Class	0.42%
iMoneyNet, Inc. Treasury and Repo Institutional Average	0.84%
Lipper U.S. Treasury Money Market Funds Average	0.59%

Source: iMoneyNet, Inc. and Lipper

April 30, 2018 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 800-836-2211 or visiting the Funds’ web site at

www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2018, Wilmington Funds Management Corporation has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the

Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

London Interbank Offered Rate (“LIBOR”) is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world.

ANNUAL REPORT / April 30, 2018 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2018.

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,003.80	$3.08	0.62%

Institutional Class	$1,000.00	$1,005.50	$1.34	0.27%

Select Class	$1,000.00	$1,005.00	$1.84	0.37%

Service Class	$1,000.00	$1,003.00	$3.82	0.77%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.72	$3.11	0.62%

Institutional Class	$1,000.00	$1,023.46	$1.35	0.27%

Select Class	$1,000.00	$1,022.96	$1.86	0.37%

Service Class	$1,000.00	$1,020.98	$3.86	0.77%

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,003.80	$2.98	0.60%

Select Class	$1,000.00	$1,005.00	$1.74	0.35%

Service Class	$1,000.00	$1,003.10	$3.68	0.74%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.82	$3.01	0.60%

Select Class	$1,000.00	$1,023.06	$1.76	0.35%

Service Class	$1,000.00	$1,021.12	$3.71	0.74%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

April 30, 2018 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Total Net Assets
U.S. Government Agency Obligations	49.9%
U.S. Treasury Obligations	26.3%
Repurchase Agreements	24.7%
Other Assets and Liabilities – Net[1]	(0.9)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS – 49.9%

FEDERAL FARM CREDIT BANK (FFCB) – 11.6%

(1 month USD LIBOR - 0.17%), 1.72%, 5/03/18Δ	$100,000,000	$99,999,981

1.69%, 6/05/18‡	20,000,000	19,967,917

1.69%, 6/07/18‡	25,000,000	24,957,604

(1 month USD LIBOR - 0.12%), 1.78%, 7/23/18Δ	70,000,000	70,004,849

(1 month USD LIBOR + 0.06%), 1.96%, 9/24/18Δ	29,700,000	29,695,335

(1 month USD LIBOR + 0.02%), 1.90%, 10/03/18Δ	25,000,000	25,016,672

(1 month USD LIBOR - 0.09%), 1.81%, 10/22/18Δ	60,000,000	60,012,287

(1 month USD LIBOR - 0.14%), 1.76%, 10/30/18Δ	75,000,000	75,000,000

(1 month USD LIBOR - 0.11%), 1.78%, 12/03/18Δ	50,000,000	49,999,091

2.11%, 1/14/19‡	35,000,000	34,488,300

2.24%, 1/23/19‡	25,000,000	24,597,646

2.14%, 2/05/19‡	75,000,000	73,792,500

2.14%, 2/15/19‡	50,000,000	49,166,250

(1 month USD LIBOR - 0.09%), 1.82%, 5/30/19Δ	25,000,000	24,990,865

(1 month USD LIBOR - 0.10%), 1.80%, 9/25/19Δ	50,000,000	49,997,890

(1 month USD LIBOR - 0.07%), 1.82%, 10/02/19Δ	36,000,000	36,000,005

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$747,687,192

Description	Par Value	Value

FEDERAL HOME LOAN BANK (FHLB) – 32.8%

1.64%, 5/02/18‡	$105,000,000	$104,995,326

1.59%, 5/04/18‡	50,000,000	49,993,542

(3 month USD LIBOR - 0.35%), 1.45%, 5/09/18Δ	50,000,000	50,000,000

1.69%, 5/09/18‡	115,100,000	115,057,797

1.62%, 5/11/18‡	30,000,000	29,986,833

1.67%, 5/14/18‡	30,000,000	29,982,342

1.60%, 5/18/18‡	244,893,000	244,711,904

1.68%, 5/21/18‡	50,000,000	49,954,444

1.71%, 5/23/18‡	212,058,000	211,841,498

1.69%, 6/11/18‡	100,000,000	99,807,528

1.84%, 6/15/18‡	105,000,000	104,765,194

1.78%, 6/22/18‡	200,000,000	199,497,622

(1 month USD LIBOR - 0.14%), 1.76%, 6/26/18Δ	25,000,000	24,999,576

1.80%, 6/27/18‡	75,000,000	74,791,475

1.79%, 7/13/18‡	50,000,000	49,823,076

1.90%, 7/27/18‡	92,500,000	92,086,001

(1 month USD LIBOR - 0.16%), 1.73%, 8/01/18Δ	100,000,000	100,000,000

(1 month USD LIBOR - 0.15%), 1.75%, 8/15/18Δ	50,000,000	50,000,000

1.96%, 9/26/18‡	25,000,000	24,803,900

(1 month USD LIBOR - 0.14%), 1.76%, 10/15/18Δ	50,000,000	50,000,000

2.06%, 10/23/18‡	50,000,000	49,513,889

ANNUAL REPORT / April 30, 2018

5    PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

(1 month USD LIBOR - 0.08%), 1.82%, 11/13/18Δ	$100,000,000	$100,000,000

(1 month USD LIBOR - 0.14%), 1.75%, 1/02/19Δ	50,000,000	50,000,000

(1 month USD LIBOR - 0.11%), 1.79%, 1/25/19Δ	100,000,000	100,000,000

(1 month USD LIBOR - 0.13%), 1.77%, 2/12/19Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$2,106,611,947

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.9%

1.67%, 5/21/18‡	100,000,000	99,909,500

1.85%, 7/30/18‡	50,000,000	49,774,125

(1 month USD LIBOR - 0.15%), 1.75%, 8/22/18Δ	50,000,000	50,000,000

(1 month USD LIBOR - 0.10%), 1.80%, 6/28/19Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$249,683,625

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.6%

1.58%, 5/09/18‡	50,000,000	49,982,889

1.71%, 6/18/18‡	25,000,000	24,944,333

1.73%, 6/25/18‡	25,000,000	24,935,451

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$99,862,673

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $3,203,845,437)		$3,203,845,437

U.S. TREASURY OBLIGATIONS – 26.3%

U.S. TREASURY BILLS – 22.1%

1.29%, 5/03/18‡	125,000,000	124,991,250

1.43%, 5/10/18‡	265,000,000	264,907,714

1.45%, 5/24/18‡	50,000,000	49,954,767

1.50%, 6/14/18‡	125,000,000	124,776,944

1.52%, 6/21/18‡	175,000,000	174,632,340

1.62%, 7/05/18‡	90,000,000	89,744,063

1.62%, 7/12/18‡	23,000,000	22,927,550

1.75%, 7/26/18‡	150,000,000	149,387,907

1.88%, 8/02/18‡	50,000,000	49,768,076

1.86%, 8/09/18‡	150,000,000	149,245,069

1.95%, 9/27/18‡	120,000,000	119,058,817

1.94%, 10/11/18‡	100,000,000	99,146,514

TOTAL U.S. TREASURY BILLS		$1,418,541,011

U.S. TREASURY NOTES – 4.2%

0.88%, 5/31/18	50,000,000	49,964,489

1.25%, 10/31/18	100,000,000	99,615,962

(U.S. Treasury 3 month Bill Money Market Yield + 0.07%), 1.91%, 4/30/19Δ	100,000,000	100,055,498

Description	Par Value	Value

(U.S. Treasury 3 month Bill Money Market Yield + 0.00%), 1.84%, 1/31/20Δ	$25,000,000	$24,998,211

TOTAL U.S. TREASURY NOTES		$274,634,160

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,693,175,171)		$1,693,175,171

REPURCHASE AGREEMENTS – 24.7%

Credit Suisse First Boston LLC, 1.70%, dated 4/30/18, due 5/01/18, repurchase price $395,018,653, collateralized by U.S. Treasury Securities, 1.38% to 2.50%, maturing 5/31/21 to 1/31/25; total market value of $402,900,069.	395,000,000	395,000,000

Deutsche Bank Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $50,002,389, collateralized by U.S. Treasury Security, 2.38%, maturing 5/15/27; total market value of $51,000,049.	50,000,000	50,000,000

Mizuho Securities USA, Inc., 1.73%, dated 4/30/18, due 5/01/18, repurchase price $350,016,819, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 1/01/27 to 4/01/48; total market value of $357,000,001.	350,000,000	350,000,000

RBC Capital Markets LLC, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $330,015,767, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 4/25/19 to 4/15/28; total market value of $336,600,043.	330,000,000	330,000,000

RBC Capital Markets LLC, 1.73%, dated 4/30/18, due 5/01/18, repurchase price $75,003,604, collateralized by U.S. Government Securities, 2.66% to 4.50%, maturing 12/01/29 to 1/01/48; total market value of $76,500,001.	75,000,000	75,000,000

TD Securities, Inc., 1.74%, dated 4/30/18, due 5/01/18, repurchase price $385,018,608, collateralized by U.S. Government Securities, 3.00% to 4.50%, maturing 6/01/26 to 8/01/47; total market value of $396,550,000.	385,000,000	385,000,000

TOTAL REPURCHASE AGREEMENTS (COST $1,585,000,000)		$1,585,000,000

TOTAL INVESTMENTS – 100.9% (COST $6,482,020,608)		$6,482,020,608

OTHER LIABILITIES LESS ASSETS – (0.9)%		(56,770,959)

TOTAL NET ASSETS – 100.0%		$6,425,249,649

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    6

Wilmington U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Agency Obligations	$—	$3,203,845,437	$—	$3,203,845,437
U.S. Treasury Obligations	—	1,693,175,171	—	1,693,175,171
Repurchase Agreements	—	1,585,000,000	—	1,585,000,000

Total	$—	$6,482,020,608	$—	$6,482,020,608

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Total Net Assets
U.S. Treasury Obligations	79.0%
Repurchase Agreements	24.5%
Money Market Fund	1.0%
Other Assets and Liabilities – Net[1]	(4.5)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2018

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 79.0%

U.S. TREASURY BILLS – 66.1%

1.43%, 5/03/18‡	$125,000,000	$124,990,321

1.47%, 5/10/18‡	135,000,000	134,951,555

1.67%, 5/17/18‡	74,000,000	73,946,249

1.50%, 6/07/18‡	28,135,000	28,092,754

1.62%, 6/14/18‡	60,000,000	59,884,057

1.53%, 6/21/18‡	25,000,000	24,947,335

1.74%, 7/05/18‡	75,000,000	74,770,053

1.72%, 7/12/18‡	30,320,000	30,218,242

1.81%, 7/26/18‡	50,000,000	49,789,121

1.88%, 8/02/18‡	50,000,000	49,768,076

1.95%, 9/27/18‡	30,000,000	29,764,704

1.94%, 10/11/18‡	25,000,000	24,786,402

2.00%, 10/18/18‡	42,255,000	41,866,899

TOTAL U.S. TREASURY BILLS		$747,775,768

U.S. TREASURY NOTES – 12.9%

0.88%, 5/31/18	50,000,000	49,964,489

(U.S. Treasury 3 month Bill Money Market Yield + 0.17%), 2.01%, 7/31/18Δ	25,000,000	25,006,852

1.25%, 10/31/18	21,500,000	21,417,432

(U.S. Treasury 3 month Bill Money Market Yield + 0.07%), 1.91%, 4/30/19Δ	25,000,000	25,014,000

(U.S. Treasury 3 month Bill Money Market Yield + 0.00%), 1.84%, 1/31/20Δ	25,000,000	24,997,999

TOTAL U.S. TREASURY NOTES		$146,400,772

TOTAL U.S. TREASURY OBLIGATIONS (COST $894,176,540)		$894,176,540

Description	Number of Shares	Value

MONEY MARKET FUND – 1.0%

Blackrock Liquidity Funds T-Fund Institutional Shares, 1.56%^	11,055,680	$11,055,680

TOTAL MONEY MARKET FUND
(COST $11,055,680)		$11,055,680

	Par Value

REPURCHASE AGREEMENTS – 24.5%

Credit Suisse First Boston LLC, 1.70%, dated 4/30/18, due 5/01/18, repurchase price $185,008,736, collateralized by U.S. Treasury Security, 1.38%, maturing 2/28/19; total market value of $188,703,988.	$185,000,000	185,000,000

Deutsche Bank Securities, Inc., 1.72%, dated 4/30/18, due 5/01/18, repurchase price $52,002,484, collateralized by U.S. Treasury Securities, 0.00% to 9.13%, maturing 5/15/18 to 11/15/47; total market value of $53,040,071.	52,000,000	52,000,000

RBC Capital Markets LLC, 1.72%, dated 4/30/18, due 5/01/18, repurchase price $40,001,911, collateralized by U.S. Treasury Security, 0.25%, maturing 1/15/25; total market value of $40,800,076.	40,000,000	40,000,000

TOTAL REPURCHASE AGREEMENTS (COST $277,000,000)		$277,000,000

April 30, 2018 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    8

Wilmington U.S. Treasury Money Market Fund (concluded)

Description	Value

TOTAL INVESTMENTS – 104.5%
(COST $1,182,232,220)	$1,182,232,220

OTHER LIABILITIES LESS ASSETS – (4.5%)	(51,193,637)

TOTAL NET ASSETS – 100.0%	$1,131,038,583

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$894,176,540	$—	$894,176,540
Money Market Fund	11,055,680	—	—	11,055,680
Repurchase Agreements	—	277,000,000	—	277,000,000

Total	$11,055,680	$1,171,176,540	$—	$1,182,232,220

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown in the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

The following acronym is used throughout this Fund:
LLC Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

9    STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2018	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$6,482,020,608	$1,182,232,220

Investments in repurchase agreements, at value	$1,585,000,000	$277,000,000
Investments in securities, at value	4,897,020,608	905,232,220

TOTAL INVESTMENTS	6,482,020,608	1,182,232,220

Cash	—	103,427
Interest receivable	1,347,954	218,657
Receivable for shares sold	592,507	145,609
Prepaid assets	98,582	34,017

TOTAL ASSETS	6,484,059,651	1,182,733,930

LIABILITIES:
Payable to custodian	127,909	—
Payable for investments purchased	50,021,240	49,768,076
Income distribution payable	6,660,455	1,042,484
Payable for shares redeemed	—	539,743
Payable for Trustees’ fees	6,410	6,410
Payable for distribution services fee	508,157	68,049
Payable for shareholder services fee	654,032	87,603
Other accrued expenses	831,799	182,982

TOTAL LIABILITIES	58,810,002	51,695,347

NET ASSETS	$6,425,249,649	$1,131,038,583

NET ASSETS CONSIST OF:
Paid-in capital	$6,425,251,201	$1,131,045,444
Undistributed (distributions in excess of) net investment income	(22)	(11)
Accumulated net realized gain (loss) on investments	(1,530)	(6,850)

TOTAL NET ASSETS	$6,425,249,649	$1,131,038,583

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$1,196,675,684	$340,788,243

Shares outstanding (unlimited shares authorized)	1,196,922,809	340,829,090

Net Asset Value per share	$1.00	$1.00

Institutional Class
Net Assets	$704,434,863	$—

Shares outstanding (unlimited shares authorized)	704,501,073	—

Net Asset Value per share	$1.00	$—

Select Class
Net Assets	$3,273,958,369	$790,206,993

Shares outstanding (unlimited shares authorized)	3,274,419,622	790,227,890

Net Asset Value per share	$1.00	$1.00

Service Class
Net Assets	$1,250,180,733	$43,347

Shares outstanding (unlimited shares authorized)	1,250,140,092	43,346

Net Asset Value per share	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

STATEMENTS OF OPERATIONS    10

Year Ended April 30, 2018	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$451,300	$190,371
Interest	82,713,939	11,549,812

TOTAL INVESTMENT INCOME	83,165,239	11,740,183

EXPENSES:
Investment advisory fee	17,671,873	2,478,972
Administrative personnel and services fees	2,297,832	321,000
Portfolio accounting and administration fees	1,561,115	230,033
Transfer and dividend disbursing agent fees and expenses	71,340	3,255
Custodian fees	150,096	32,294
Trustees’ fees	62,230	62,231
Professional fees	83,321	76,555
Distribution services fee—Administrative Class	3,501,248	1,291,928
Distribution services fee—Service Class	3,359,672	80
Shareholder services fee— Administrative Class	3,501,248	1,291,928
Shareholder services fee— Select Class	9,424,797	1,186,958
Shareholder services fee— Service Class	3,359,672	80
Share registration costs	69,941	30,276
Printing and postage	171,522	8,222
Miscellaneous	371,353	107,785

TOTAL EXPENSES	45,657,260	7,121,597

Waiver/reimbursement by investment advisor	(3,437,755)	(853,807)
Waiver of distribution services fee—Administrative Class	(1,728)	(12,904)
Waiver of shareholder services fee—Administrative Class	(2,098,813)	(774,035)
Waiver of shareholder services fee—Select Class	(5,656,414)	(720,539)
Waiver of shareholder services fee—Service Class	(16,279)	(1)

TOTAL WAIVERS AND REIMBURSEMENTS	(11,210,989)	(2,361,286)

Net expenses	34,446,271	4,760,311

Net investment income	48,718,968	6,979,872

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	46,188	432

Net realized gain (loss) on investments	46,188	432

Change in net assets resulting from operations	$48,765,156	$6,980,304

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

11    STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment income	$48,718,968	$5,824,798	$6,979,872	$549,020
Net realized gain (loss) on investments	46,188	(40,404)	432	27,664

Change in net assets resulting from operations	48,765,156	5,784,394	6,980,304	576,684

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(7,531,047)	(632,310)	(2,756,740)	(180,326)
Institutional Class	(5,400,177)	(665,254)	—	—
Select Class	(30,337,703)	(4,414,350)	(4,223,288)	(367,894)
Service Class	(5,438,777)	(124,817)	(141)	(4)

Change in net assets resulting from distributions to shareholders	(48,707,704)	(5,836,731)	(6,980,169)	(548,224)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	5,018,186,327	4,359,929,007	1,146,973,936	1,456,907,456
Institutional Class	2,592,337,356	1,867,489,404	—	—
Select Class	6,638,056,625	4,840,610,360	2,492,174,259	1,558,933,919
Service Class	2,715,449,789	2,051,789,717	12,000	113,092
Proceeds from shares issued in connection with Reorganizations (Note 6)
Administrative Class	—	384,941,821	—	—
Institutional Class	—	320,775,976	—	—
Select Class	—	2,724,737,598	—	—
Service Class	—	792,316,095	—	—
Distributions reinvested
Administrative Class	149	68	8,188	727
Institutional Class	154,193	28,389	—	—
Select Class	1,874,684	288,879	703,485	120,785
Service Class	1,488,778	33,998	141	4
Cost of shares redeemed
Administrative Class	(5,337,668,906)	(4,848,392,448)	(1,285,477,864)	(1,623,991,505)
Institutional Class	(2,247,584,997)	(1,841,596,374)	—	—
Select Class	(7,037,694,255)	(4,870,212,072)	(2,014,486,130)	(1,489,846,115)
Service Class	(2,830,878,413)	(2,274,974,200)	—	(108,094)

Change in net assets resulting from share transactions	(486,278,670)	3,507,766,218	339,908,015	(97,869,731)

Change in net assets	(486,221,218)	3,507,713,881	339,908,150	(97,841,271)
NET ASSETS:
Beginning of year	6,911,470,867	3,403,756,986	791,130,433	888,971,704

End of year	$6,425,249,649	$6,911,470,867	$1,131,038,583	$791,130,433

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(22)	$(11,286)	$(11)	$297

April 30, 2018 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)    12

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	5,018,186,327	4,359,929,009	1,146,973,936	1,456,907,456
Institutional Class	2,592,337,356	1,867,489,404	—	—
Select Class	6,638,056,625	4,840,610,359	2,492,174,259	1,558,933,919
Service Class	2,715,449,789	2,051,789,717	12,000	113,092
Shares issued in connection with Reorganizations (Note 6)
Administrative Class	—	384,995,266	—	—
Institutional Class	—	320,831,015	—	—
Select Class	—	2,725,077,645	—	—
Service Class	—	792,293,499	—	—
Distributions reinvested
Administrative Class	149	67	8,188	727
Institutional Class	154,193	28,389	—	—
Select Class	1,874,684	288,879	703,485	120,785
Service Class	1,488,778	33,998	141	4
Shares redeemed
Administrative Class	(5,337,668,906)	(4,848,392,448)	(1,285,477,864)	(1,623,991,505)
Institutional Class	(2,247,584,997)	(1,841,596,374)	—	—
Select Class	(7,037,694,255)	(4,870,212,072)	(2,014,486,130)	(1,489,846,115)
Service Class	(2,830,878,413)	(2,274,974,200)	—	(108,094)

Net change in shares outstanding	(486,278,670)	3,508,192,153	339,908,015	(97,869,731)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

13    FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.006	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.006	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.56%	0.04%		0.02%		0.01%		0.01%
Net Assets, End of year (000’s)	$1,196,676	$1,516,147		$1,619,679		$1,556,286		$1,673,462
Ratios to Average Net Assets
Gross Expense	0.82%	0.89%		0.97%		0.97%		0.97%
Net Expenses(b)	0.62%	0.42%		0.18%		0.07%		0.08%
Net Investment Income	0.54%	0.04%		0.02%		0.01%		0.01%

INSTITUTIONAL CLASS	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.009	0.001		0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.009	0.001		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.009)	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.91%	0.17%		0.02%		0.01%		0.01%
Net Assets, End of Year (000’s)	$704,435	$359,524		$12,840		$26,079		$83,595
Ratios to Average Net Assets
Gross Expense	0.32%	0.34%		0.47%		0.47%		0.47%
Net Expenses(b)	0.27%	0.27%		0.13%		0.07%		0.08%
Net Investment Income	0.97%	0.21%		0.01%		0.01%		0.01%

SELECT CLASS	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.008	0.001		0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.008	0.001		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.81%	0.13%		0.02%		0.01%		0.01%
Net Assets, End of Year (000’s)	$3,273,958	$3,671,694		$976,287		$1,005,503		$889,158
Ratios to Average Net Assets
Gross Expense	0.57%	0.61%		0.72%		0.72%		0.72%
Net Expenses(b)	0.37%	0.33%		0.18%		0.07%		0.08%
Net Investment Income	0.80%	0.15%		0.02%		0.01%		0.01%

April 30, 2018 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS    14

SERVICE CLASS	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.004	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.004	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.41%	0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,250,181	$1,364,106		$794,950		$1,352,274		$1,371,495
Ratios to Average Net Assets
Gross Expense	0.82%	0.88%		0.97%		0.97%		0.97%
Net Expenses(b)	0.77%	0.46%		0.18%		0.07%		0.08%
Net Investment Income	0.41%	0.01%		0.01%		0.01%		0.01%

(a)	Represents less than $0.001.
(b)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2018

15    FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.006	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.006	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.57%	0.03%		0.01%		0.00	%(b)	0.01%
Net Assets, End of Year (000’s)	$340,788	$479,284		$646,349		$631,472		$782,360
Ratios to Average Net Assets
Gross Expense	0.84%	0.91%		0.99%		0.98%		0.97%
Net Expenses(c)	0.60%	0.39%		0.15%		0.06%		0.06%
Net Investment Income	0.53%	0.03%		0.01%		0.00	%(b)	0.01%
SELECT CLASS	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.008	0.001		0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.008	0.001		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.82%	0.12%		0.01%		0.00	%(b)	0.01%
Net Assets, End of Year (000’s)	$790,207	$311,815		$242,597		$264,955		$314,375
Ratios to Average Net Assets
Gross Expense	0.59%	0.66%		0.74%		0.74%		0.72%
Net Expenses(c)	0.35%	0.31%		0.15%		0.06%		0.06%
Net Investment Income	0.89%	0.13%		0.01%		0.00	%(b)	0.01%

SERVICE CLASS	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.004	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.004	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.42%	0.01%		0.01%		0.00	%(b)	0.01%
Net Assets, End of Year (000’s)	$44	$31		$26		$18		$6
Ratios to Average Net Assets
Gross Expense	0.84%	0.90%		0.97%		0.99%		0.97%
Net Expenses(c)	0.74%	0.42%		0.17%		0.06%		0.06%
Net Investment Income	0.44%	0.01%		0.01%		0.00	%(b)	0.01%

(a)	Represents less than $0.001.
(b)	Represents less than 0.01%.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS    16

Wilmington Funds

April 30, 2018

1.    ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 10 funds are presented in separate reports.

Fund	Investment Goal
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services—Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2018, there were no transfers between Levels 1, 2 and 3 assets and liabilities based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2018

17    NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
U.S. Government Money Market Fund
Credit Suisse First Boston LLC	$395,000,000	$395,000,000	$—	$—
Deutsche Bank Securities, Inc.	50,000,000	50,000,000	—	—
Mizuho Securities USA, Inc.	350,000,000	350,000,000	—	—
RBC Capital Markets LLC	330,000,000	330,000,000	—	—
RBC Capital Markets LLC	75,000,000	75,000,000	—	—
TD Securities, Inc.	385,000,000	385,000,000	—	—

	$1,585,000,000	$1,585,000,000	$—	$—

U.S. Treasury Money Market Fund
Credit Suisse First Boston LLC	185,000,000	185,000,000	—	—
Deutsche Bank Securities, Inc.	52,000,000	52,000,000	—	—
RBC Capital Markets LLC	40,000,000	40,000,000	—	—

	$277,000,000	$277,000,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2018, the Funds did not incur any interest or penalties.

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    18

3.    FEDERAL TAX INFORMATION

As of April 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2017, 2016 and 2015, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

For the year ended April 30, 2018, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
U.S. Treasury Money Market Fund	—	(11)	11

The permanent differences identified and reclassified were primarily attributable to the tax treatment of distributions received from money market funds.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2018		2017
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
U.S. Government Money Market Fund	$48,707,704	$—	$5,836,731	$—
U.S. Treasury Money Market Fund	6,980,169	—	548,224	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
U.S. Government Money Market Fund	$6,660,433	$—	$(6,660,455)	$—	$(1,530)	$—
U.S. Treasury Money Market Fund	1,042,473	—	(1,042,484)	—	(6,850)	—

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2018, none of the Funds have any losses deferred to May 1, 2018.

At April 30, 2018, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
U.S. Government Money Market Fund	$1,530	$—	$1,530
U.S. Treasury Money Market Fund	6,850	—	6,850

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2018:

Fund	Capital Loss Carryforwards Utilized
U.S. Government Money Market Fund	$46,188
U.S. Treasury Money Market Fund	443

4.    ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation.

ANNUAL REPORT / April 30, 2018

19    NOTES TO FINANCIAL STATEMENTS (continued)

The Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

During the year ended April 30, 2018, WFMC has agreed to reduce its advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2018, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC, nor the Fund’s distributor, will recoup previously waived fees/expenses in subsequent years.

	Contractual Current Expense Limitations
Fund	Administrative Class	Institutional Class	Select Class	Service Class
U.S. Government Money Market Fund	0.62%	0.27%	0.37%	0.77%

U.S. Treasury Money Market Fund	0.60%	N/A	0.35%	0.75%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. Effective October 1, 2017, the fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

Prior to October 1, 2017, the administrative fees were as follows.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC, nor BNYM, will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2018, neither WFMC nor BNYM waived any administrative fees.

April 30, 2018 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    20

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2018, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the following Funds which are listed below:

Fund	Distribution Fees
U.S. Government Money Market Fund	$6,820,016
U.S. Treasury Money Market Fund	1,276,313

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2018, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
U.S. Government Money Market Fund	$8,481,416
U.S. Treasury Money Market Fund	982,716

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.    LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Funds did not utilize the LOC during the year ended April 30, 2018.

6.    REORGANIZATION

REORGANIZATION - FISCAL YEAR 2017

On March 15, 2016, the Board approved an Agreement and Plans of Reorganization (the “Reorganizations”) which provided for the transfer of all the assets of the Tax-Exempt Money Market Fund and the Prime Money Market Fund, each a series of the Trust (the “Acquired Funds”), for shares of the U.S. Government Money Market Fund (the “Acquiring Fund”), respectively. The shareholders approved the Tax-Exempt Money Market Fund Reorganization at a meeting held on August 10, 2016 and the Reorganization closed on August 22, 2016. The shareholders of the Prime Money Market Fund, under applicable law, were not required to vote on the Reorganization. Therefore, the Reorganization closed on August 15, 2016. The acquisitions were accomplished through tax-free exchanges of assets and shares. For financial reporting purposes, the Acquiring Fund, the U.S. Government Money Market Fund, is deemed to be the accounting survivor.

ANNUAL REPORT / April 30, 2018

21    NOTES TO FINANCIAL STATEMENTS (continued)

	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets on Date of Reorganization
Acquiring Fund
Wilmington U.S. Government Money Market Fund				$3,080,145,214
Acquired Funds
Wilmington Tax-Exempt Money Market Fund				499,487,643
Administrative Class shares in exchange for Administrative Class shares	$52,603,411	52,606,533	52,606,533
Select Class shares in exchange for Select Class shares	385,623,982	385,673,201	385,673,201
Service Class shares in exchange for Service Class shares	61,260,250	61,258,312	61,258,312
Wilmington Prime Money Market Fund				3,723,283,847
Administrative Class shares in exchange for Administrative Class shares	332,338,410	332,388,733	332,388,733
Institutional Class shares in exchange for Institutional Class shares	320,775,976	320,831,015	320,831,015
Select Class shares in exchange for Select Class shares	2,339,113,616	2,339,404,444	2,339,404,444
Service Class shares in exchange for Service Class shares	731,055,845	731,035,187	731,035,187

				$7,302,916,704

The financial statements of the Acquiring Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganizations and the combined fund for the period subsequent to the Reorganizations. Because each of the combined investment portfolios had been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of each Acquired Fund that had been included in the combined Fund’s Statement of Operations since the Reorganizations were completed. Assuming the Reorganizations had been completed on May 1, 2016, the pro forma net investment income, net realized gain on investments and net increase in net assets from operations for the twelve months through April, 2017 would have been $8,337,470, ($15,054) and $8,322,416.

7.    RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

8.    SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2018 / ANNUAL REPORT

    22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND AND WILMINGTON U.S. TREASURY MONEY MARKET FUND AND THE BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statement

We have audited the accompanying statements of assets and liabilities of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (the “Funds”) (two of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolios of investments, as of April 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting the Wilmington Funds) at April 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds’ investment companies since 1986.

Philadelphia, Pennsylvania

June 27, 2018

ANNUAL REPORT / April 30, 2018

23    BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Director of M&T Bank Corporation and M&T Bank (2011 to 2012); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Senior Vice President, Wilmington Trust Corporation (2015 to present); Chief Operating Officer, Wilmington Trust Corporation (2012 to present); Senior Vice President, M&T Bank.

Other Directorships Held: Trustee, Hilbert College (2015 to present).

Previous Positions: President, Wilmington Retirement (2012 to 2015); President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); President, Mid-Atlantic Region Wealth Advisory Services, M&T Bank (2011 to 2013)

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

April 30, 2018 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS     24

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust (through 6/17); The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Director, FS Investment Corporation (business development company) (2007 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Managing Director, Head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage) (2003 to 2009).

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Retired.

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania) (through 2012).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to 2016); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (1/10 to 2016); Chairman, Girard Partners, Ltd. (1/10 to 2016).

ANNUAL REPORT / April 30, 2018 (unaudited)

25    BOARD OF TRUSTEES AND TRUST OFFICERS

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Administrative Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017

Principal Occupations: Chief Operations Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President, Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing), (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).
Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2018 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS     26

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2018 (unaudited)

27

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2018 / ANNUAL REPORT

    28

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

• We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

• We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

• We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

• We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

• We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

• We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2018

29

• Information or data entered into a website will be retained.

• Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

• We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2018 / ANNUAL REPORT

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Investment Advisor Distributor

Wilmington Funds Management Corp. ALPS Distributors, Inc. 1100 North Market Street 1290 Broadway, Suite 1100 Wilmington, DE 19890 Denver, CO 80203

Sub-Advisor Fund Accountant, Co-Administrator, Transfer Agent

Wilmington Trust Investment Advisors and Dividend Disbursing Agent

111 South Calvert Street 26th Floor BNY Mellon Investment Servicing (U.S.) Inc. Baltimore, MD 21202 301 Bellevue Parkway Co-Administrator Wilmington, DE 19809 Wilmington Funds Management Corp. Independent Registered Public Accounting Firm

1100 North Market Street Ernst & Young LLP Wilmington, DE 19890 One Commerce Square Custodian 2005 Market Street, Suite 700 The Bank of New York Mellon Philadelphia, PA 19103 225 Liberty Street New York, NY 10286

WT-AR-MM-0418

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Gregory Chandler, Nicholas A. Giordano and John S. Cramer.

Item 4. Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2018—$458,863

Fiscal year ended 2017—$415,763

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2018—$0

Fiscal year ended 2017—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2018—$169,194

Fiscal year ended 2017—$170,058

These tax services included review of federal and state income tax returns, federal excise returns, review of estimated excise distributions calculations and PFIC analyzer services.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $169,194 and $170,058 respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2018—$0

Fiscal year ended 2017—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)	Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	Not Applicable

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2018 – $169,194

Fiscal year ended 2017 – $170,058

(h)

The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilmington Funds

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date	8/10/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date	8/10/2018

By (Signature and Title)*	/s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Financial Officer)

Date	8/10/2018

*	Print the name and title of each signing officer under his or her signature.